UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

INVESTMENT COMPANY ACT FILE NUMBER:	811-05443

EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER:	Calamos Investment Trust

ADDRESS OF PRINCIPAL EXECUTIVE OFFICES:	2020 Calamos Court, Naperville Illinois 60563-2787

NAME AND ADDRESS OF AGENT FOR SERVICE:	John P Calamos, Sr., President, Calamos Advisors LLC 2020 Calamos Court, Naperville, Illinois 60563-2787

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE:                 (630) 245-7200

DATE OF FISCAL YEAR END:                 October 31, 2014

DATE OF REPORTING PERIOD:                 November 1, 2013 through October 31, 2014

Item 1. Report to Shareholders

TIMELY INFORMATION INSIDE

CALAMOS®
Family of Funds

ANNUAL REPORT OCTOBER 31, 2014

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Experience and Foresight

About Calamos Investments

For over 35 years, we have helped investors like you manage and build wealth to meet long-term objectives. Because investors have different time horizons, risk tolerances and goals, we offer funds to suit a variety of asset allocation needs. Our 17 mutual funds include equity, fixed income, convertible and alternative funds. We offer U.S. funds as well as global and international choices.

We are dedicated to helping our clients build and protect wealth. We understand when you entrust us with your assets, you also entrust us with your achievements, goals and aspirations. We believe we best honor this trust by making investment decisions guided by integrity, by discipline and by our conscientious research.

We believe an active, risk-conscious approach is essential for wealth creation. In the 1970s, we pioneered the use of convertible securities as a means to control risk in volatile markets. We followed with strategies that combine convertibles and stocks, with the aim of participating in equity market upside with potentially less volatility than an all-stock portfolio. In the 1990s, we introduced our first stock fund, which invests in growth companies both large and small. Across our funds, our investment process seeks to manage risk at multiple levels and draws upon our experience investing through many market cycles. In a rapidly changing environment, we believe that this active management is essential.

We are global in our perspective. We believe globalization offers tremendous opportunities for countries and companies all over the world. In our U.S., global and international portfolios, we are seeking to capitalize on the potential growth of the global economy.

We believe there are opportunities in all markets. Our history traces back to the 1970s, a period of significant volatility and economic concerns. We have invested through multiple market cycles, each with its own challenges. Out of this experience comes our belief that the flipside of volatility is opportunity.

Letter to Shareholders

JOHN P. CALAMOS, SR.

CEO and Global Co-CIO

Dear Fellow Shareholder:

Welcome to your annual report for the 12-month period ended October 31, 2014. In this report, you will find commentary from the management teams of the Calamos Funds, as well as a listing of portfolio holdings, financial statements and highlights, and detailed information about each Fund’s performance and positioning. I invite you to review not only the commentaries for the Funds you own, but also to discuss with your financial advisor if there are other Calamos Funds that could be suitable for your asset allocation.

During the reporting period, global equities advanced, although there was a wide variation in the performance of individual markets. The MSCI World Index, a measure of developed market equities, earned 9.25%, while the MSCI Emerging Markets Index posted a return of 0.98%. Emerging markets were hindered by concerns of higher U.S. interest rates and weaker economic data in some countries. U.S. stocks drove gains in the developed markets, with the S&P 500 Index returning 17.27%, far surpassing the performance of Euro zone and Japanese stocks. The U.S. convertible market captured a large measure of the U.S. stock market’s gains, with the BofA Merrill Lynch All U.S. Convertibles Index earning 13.48%.

Fixed income markets also gained, but at a more measured pace. The Barclays U.S. Aggregate Bond Index returned 4.14% for the 12-month period, with stronger performance toward the end of the period as apprehensive investors sought haven in fixed income securities. The Credit Suisse High Yield Index performed more strongly, gaining 5.54%, as investors sought yield in a low interest-rate environment.

An important take-away from the past year is the benefit of maintaining a long-term focus in regard to asset allocation. Although the U.S. and global stock markets advanced overall, the period was characterized by surges in volatility and changes in market leadership. Investors who tried to time these ups and downs could well have ended up being whipsawed—missing the upside but capturing the downside. For example, during the period, there were several sell-offs in growth sectors, as investors allowed anxiety about economic growth to overshadow fundamentals. Yet during the 12-month period, U.S. growth stocks outperformed their value counterparts, with the Russell 3000 Growth Index gaining 16.39% versus the Russell 3000 Value Index, up 15.76%.

Also, we saw lackluster performance during the reporting period in some areas of the market that we believe offer compelling long-term potential. Emerging-market equities, for example, posted only small gains over the year, despite the strong demographic trends that we believe will support multi-decade investment opportunity—most notably, the rise of a global middle class.

www.calamos.com	1

Letter to Shareholders

In our view, stocks are attractively valued and have more room to advance, particularly the stocks of growth companies. By a number of our favored measures, the prices of many stocks are compelling relative to bonds and inflation. Although we expect the pace of economic growth will vary considerably from country to country, we believe stocks can benefit from moderate global economic expansion supported by highly accommodative global monetary policy. We are particularly constructive on the U.S. economy, which looks to be in the middle innings of recovery with steady GDP growth and declining unemployment. While the intentions of the Federal Reserve roiled the markets at points over the reporting period, we believe the Federal Reserve will continue to take a flexible approach, adapting its policy decisions to conditions not just in the U.S. but also in the global economy. Also, we believe that merger-and-acquisition activity and share buybacks can provide continued support to the equity market.

We believe that investors should work with their advisors to prepare for an eventual rise in interest rates. U.S. and global interest rates have stayed low for longer than many have anticipated due to a variety of factors, including accommodative policy and investors desire for allocations with a higher degree of perceived safety.

Convertible securities are well suited to this environment. Although we expect markets to advance and the global economy to expand, we believe volatility will likely persist due to a range of factors. Actively managed allocations that include convertibles may prove especially beneficial, because convertibles combine attributes of stocks and bonds. As a result, convertible securities have the potential to provide participation in stock market upside with potential protection if stocks experience periods of downside volatility. Convertibles also have tended to be more resilient to rising interest rates than traditional fixed income securities—a key consideration for investors who seek to position their asset allocations ahead of a possible rising interest rate environment. We are also encouraged by issuance trends, as economic growth has historically provided a catalyst for convertible issuance.

In closing, we are honored to serve you. We recognize the trust you have placed in us to help you achieve your financial goals. If you have any questions or would like additional information, please visit us at www.calamos.com or contact us at 800.582.6959.

Sincerely,

John P. Calamos, Sr.

CEO and Global Co-CIO,

Calamos Advisors LLC

2	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Letter to Shareholders

Before investing, carefully consider a fund’s investment objectives, risks, charges and expenses. Please see the prospectus containing this and other information or call 800.582.6959. Please read the prospectus carefully. Performance data represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. The MSCI World Index is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertible securities market excluding mandatory convertibles. The Credit Suisse High Yield Index represents the U.S. high yield market. The Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. The Russell 3000 Growth Index measures the performance of the broad growth segment of the U.S. equity universe. It includes those Russell 3000 companies with higher price-to-book ratios and higher forecasted growth values. The Russell 3000 Value Index measures the performance of the broad value segment of the U.S. equity universe. It includes those Russell 3000 companies with lower price-to-book ratios and lower forecasted growth values. Sources: Lipper, Inc.; Morningstar.

Unmanaged index returns assume reinvestment of any and all distributions and, unlike fund returns, do not reflect fees, expenses or sales charges. Investors cannot invest directly in an index. Investments in overseas markets pose special risks, including currency fluctuation and political risks. These risks are generally intensified for investments in emerging markets. Countries, regions, and sectors mentioned are presented to illustrate countries, regions, and sectors in which a fund may invest. Fund holdings are subject to change daily. The Funds are actively managed.

The information contained herein is based on internal research derived from various sources and does not purport to be statements of all material facts relating to the securities mentioned. The information contained herein, while not guaranteed as to accuracy or completeness, has been obtained from sources we believe to be reliable. There are certain risks involved with investing in convertible securities in addition to market risk, such as call risk, dividend risk, liquidity risk and default risk, that should be carefully considered prior to investing. This information is being provided for informational purposes only and should not be considered investment advice or an offer to buy or sell any security in the portfolio.

This report is intended for informational purposes only and should not be considered investment advice.

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Calamos Growth Fund

OVERVIEW

The Fund invests in the equities of U.S. companies with a range of market capitalizations that we believe offer the best potential for growth.

KEY FEATURES

¡	Utilize more than two decades of extensive research experience in growth investing

¡	Active management with a focus on top-down views and bottom-up fundamentals

¡	Research-driven approach identifies opportunities by combining top-down analysis and a research focus on key growth characteristics

PORTFOLIO FIT

This actively managed Fund seeks to provide attractive returns through its emphasis on higher-growth companies primarily in large and mid cap arenas.

FUND NASDAQ SYMBOLS
A Shares	CVGRX
B Shares	CVGBX
C Shares	CVGCX
I Shares	CGRIX
R Shares	CGRRX

FUND CUSIP NUMBERS
A Shares	128119302
B Shares	128119740
C Shares	128119856
I Shares	128119807
R Shares	128119435

CALAMOS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2014, Calamos Growth Fund returned 13.84% (Class A shares at net asset value), versus the Russell 3000 Growth Index gain of 16.39%. For the same period the S&P 500 Index rose 17.27% and the Russell Midcap Growth Index returned 14.59%.

The Fund’s strong absolute performance reflected the strength of the U.S. equity market, which benefited from accelerated corporate earnings and a growing economy. We expect that market sentiment around growth companies will improve against the backdrop of a steady U.S. economic expansion and slow global recovery.

Since its inception on September 4, 1990, the Fund has returned 13.53% on an annualized basis (Class A shares at net asset value). Over the same period, the S&P 500 Index returned 10.16%, while the Russell 3000 Growth Index and the Russell Midcap Growth Index returned 9.46% and 11.11%, respectively.

What factors influenced performance over the period?

During the period, the Fund experienced a solid gain, although it did not keep pace with the Russell 3000 Growth Index. Initially, the Fund benefitted from the market’s preference for cyclical growth areas and businesses with higher growth expectations, which outperformed slower-growing and more defensive sectors during this time. Growth was supported by the market’s view that the economic recovery was continuing at a slow-and-steady pace.

In early spring, however, the market experienced a strong rotation out of higher-growth companies and into more value and defensive stocks with lower valuations within the broad market and the growth market. This rotation was prompted by Federal Reserve Chair Janet Yellen’s March 2014 comments that interest rates could start rising sooner than expected, though she later softened her stance on the timing. She also voiced her view that certain higher-growth areas of the market may be overvalued. Technology and health care sectors were especially hurt by the subsequent sell-off.

Because economic indicators continued to signal growth in the economy, the Fund remained in a pro-economic growth mode. Near the end of the period, in October, the market experienced a swift downturn once again, with slower growing and more defensive sectors serving as safe havens, and the Fund’s relative performance was strong as a result of moves we had made earlier within the portfolio. Market action this year has been very rotational and narrow, with little consistency between the leaders and laggards, and has not always favored a fundamental growth approach like the one the Fund pursues. We remain positioned for a growing economy and believe a fundamentally driven market environment has the potential to favor our higher-growth approach.

Turning to the more specific factors that influenced the Fund’s performance versus the Russell 3000 Growth Index during the reporting period, an overweight allocation and selection in industrials (the construction and engineering industry) held back returns relative to the Index. An overweight allocation and selection in consumer discretionary (the apparel, accessories and luxury goods industry) also detracted from returns. Looking to positives, an overweight position and selection within health care (the

4	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

biotechnology industry) contributed to returns. An overweight stance and selection within information technology (the technology hardware, storage and peripherals industry) also helped returns during the period.

How is the Fund positioned?

We are positioned with an emphasis on both cyclical and secular growth opportunities. Our focus is on higher-growth businesses, in sectors such as information technology, consumer discretionary, health care, and industrials. We believe we have entered a growth regime but are not yet in a late-cycle environment, so there is room to maneuver upward. While economic conditions have improved, we have not seen a surge in corporate capital spending, typically an indication of a late-cycle environment.

We expect well-positioned companies to benefit from a variety of broad economic themes, including mobility and innovation, open access to information and entertainment, productivity enhancements, and global infrastructure demand. We strive to invest in firms with an attractive growth profile, increasing return on invested capital, a solid balance sheet, a compelling business model, and alignment with key secular themes. We believe the market will likely continue to trend upwards and believe our growth-oriented positioning makes sense.

Among the positioning changes in the period, we sought to manage risk within the portfolio by marginally reducing exposure to holdings with less-desirable valuations and higher price multiples. We also sold or trimmed the stocks of U.S. multinationals whose businesses were susceptible to the effects of a strong U.S. dollar.

In terms of the Fund’s most notable change, we reduced our consumer discretionary weight. Weaker fundamentals and poor earnings guidance among select companies led us to pare back our exposure. Holdings were reduced in various industries, such as apparel, accessories and luxury goods, computer and electronics retail, and auto parts and equipment. Despite the decrease in overall weight to consumer discretionary, we remain optimistic regarding the long-term prospects within the sector and continue to find attractive growth opportunities. On the flip side, we added holdings throughout the period in information technology, financials, consumer staples and health care.

The Fund’s largest allocations in absolute terms include the information technology and consumer discretionary sectors. Relative to the Russell 3000 Growth Index, the Fund’s largest overweight allocation is to information technology, whereas its largest underweight allocation is to consumer staples.

What are your closing thoughts for the Fund’s shareholders?

We remain bullish on the U.S. equity market, although some near-term volatility would not be out of the norm. After more than five years of a strong bull market, we still believe there may be clearance for stocks to maneuver higher, as valuations remain reasonable. Global monetary conditions remain accommodative and inflation is almost non-existent. With the Federal Reserve unlikely to raise short-term rates any time soon and European investors pushing down U.S. long-term yields in a quest for income, we expect acquisition and buyback activity to remain robust. When the Federal Reserve does raise interest rates, the markets may well experience short-term angst. Longer-term, however, equities have typically performed well when interest rates have been modestly higher, provided that the economy is also expanding.

SECTOR WEIGHTINGS
Information Technology	32.3%
Consumer Discretionary	16.6
Health Care	14.9
Industrials	13.7
Financials	7.7
Consumer Staples	5.9
Energy	4.8
Materials	0.6

Sector Weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents and any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

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Calamos Growth Fund

We believe that today’s growth equity opportunity set is well suited to our active management approach, and the favorable earnings season for many of the names we hold bore this out. As always, we will proceed with a focus on selectivity, valuation discipline and comprehensive risk management. Looking forward, we believe investors will likely increase their emphasis on company fundamentals, providing a favorable backdrop for our active approach.

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 10/31/14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

6	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/14

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	13.84%	13.20%	6.81%
With Sales Charge	8.44	12.10	6.29
Class B Shares – Inception 9/11/00
Without Sales Charge	12.97	12.35	6.17
With Sales Charge	8.78	12.09	6.17
Class C Shares – Inception 9/3/96
Without Sales Charge	12.97	12.35	6.01
With Sales Charge	12.17	12.35	6.01
Class I Shares – Inception 9/18/97	14.12	13.48	7.08
Class R Shares – Inception 3/1/07	13.56	12.92	6.00	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.28%; Class B and C shares is 2.03%; Class I shares is 1.03%; Class R shares is 1.53%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 3000® Growth Index measures the performance of companies with higher price-to-book ratios and higher forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell Midcap® Growth Index measures the performance of mid-sized companies with growth characteristics. Index data shown for the Annualized Return Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

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Calamos Opportunistic Value Fund

OVERVIEW

The Fund invests in the equities of small, midsize and large U.S. companies that we believe are undervalued according to certain financial measurements of their intrinsic values.

KEY FEATURES

¡	Bottom-up stock picking and benchmark agnostic approach with a focus on good businesses with solid cash flow trading at value prices

¡	Trading focus where positions are frequently monitored, investment assumptions are often questioned, and losing investments are quickly sold to protect capital

¡	Options strategies to potentially generate income and lower risk

PORTFOLIO FIT

The Fund is a core value equity option that may balance a growth allocation and complement other value strategies. Our flexibility in analyzing all companies regardless of sector helps us avoid the cyclicality inherent in a deep value strategy or a momentum growth strategy over full market cycles.

FUND NASDAQ SYMBOLS
A Shares	CVAAX
B Shares	CVABX
C Shares	CVACX
I Shares	CVAIX
R Shares	CVARX

FUND CUSIP NUMBERS
A Shares	128119666
B Shares	128119658
C Shares	128119641
I Shares	128119633
R Shares	128119419

CALAMOS OPPORTUNISTIC VALUE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2014, the Fund returned 7.67% (Class A shares at net asset value) versus a 16.46% gain for the Russell 1000 Value Index.

The Fund produced a solid return during the year. Still, some of the better-performing names in the benchmark were companies that we would characterize as lower quality— for example, highly commoditized or low-margin businesses. We typically avoid such businesses and instead focus on companies with higher-quality attributes, such as high margins and cash flow growth, with reasonable stock prices. Our goal is to purchase companies that are battered but not broken, with potential catalysts to lead their stock prices higher.

Since its inception on January 2, 2002, the Fund has returned 5.41% (Class A shares at net asset value), versus 7.45% for the Russell 1000 Value Index.

What factors influenced performance over the period?

The period was characterized by an ongoing preference among investors for income and a market driven by the performance of a handful of large stocks, creating difficult conditions for stock pickers. The largest companies that had the biggest index weights and market capitalizations made a significant difference in the broad market, as evidenced by the wide divergence in returns between large-cap and small-cap stocks. With the concentration of a few leaders in the market, we found it challenging and even frustrating to successfully implement our investment process.

All sectors within the benchmark had positive performance during the period and the Fund’s absolute return was supported by the equity rally. The best performing sectors were technology, utilities, and health care, areas where our selection criteria led us to relatively fewer opportunities. The weakest performing groups included energy, telecommunication services, and consumer discretionary, where the Fund had a large overweight during the period.

Volatility was near historic lows throughout the year, except for the recent market correction in mid-October. As we sold stocks that had reached the price targets we set, we were challenged to use the cash to find new opportunities at attractive prices. As a result, our cash position, which averaged 4% over the period, hindered performance.

The Fund benefitted from selection in both health care and information technology, despite our underweight throughout the period. Our decision to underweight telecommunication services was also helpful, as it was the second-worst-performing sector during the period. The largest detractors were selections in the energy, financials, materials, and industrials sectors.

How is the Fund positioned?

The Fund’s largest overweight positions are toward the energy, consumer discretionary, and financials sectors as of period end. The recent weakness in both energy prices and energy stocks created an opportunity to add to our holdings in the energy sector. We believe that select energy stocks, in particular some master limited partnerships (MLPs),

8	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Opportunistic Value Fund

have sold off more than is justified by a change in fundamentals. (MLPs are publicly traded limited partnerships that focus on natural resources and energy industries and are required to distribute a significant amount of cash flow to investors.)

Within the consumer discretionary sector, we own some of the highest quality media content names. As additional outlets for content distribution have proliferated, the profitability of these companies has increased dramatically. In financials, which is the largest sector within the Russell 1000 Value Index, we recently saw opportunity within the regional bank industry and increased our investments there. As of the end of the fiscal year, the Fund continues to be underweight to utilities, industrials, and information technology.

Do you have any closing thoughts for shareholders?

We continue to focus on finding names that fit with our core philosophy of catalyst-driven investing that seeks strong operating businesses trading at low prices versus sustainable cash flow. During the period, the so-called defensive segments of the market appreciated most. Avoiding low-margin, slow-growth companies may cause some short-term underperformance. However, we believe our strategy of taking advantage of short-term market reactions to stocks of high-quality companies has the potential to produce strong risk-adjusted performance for our investors.

We are confident that over a full market cycle the value of our risk-managed approach to active investing may prove beneficial for our investors. Having managed funds for 17 years, the Fund’s portfolio managers have developed a process that we believe is expected to serve long-term investors well.

SECTOR WEIGHTINGS
Financials	32.1%
Energy	23.5
Health Care	13.2
Consumer Discretionary	10.0
Information Technology	7.0
Industrials	6.9
Consumer Staples	5.3
Materials	2.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents and any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

ANNUALIZED RETURN: SINCE INCEPTION (1/2/02) THROUGH 10/31/14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

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Calamos Opportunistic Value Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/14

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 1/2/02
Without Sales Charge	7.67%	9.54%	5.65%
With Sales Charge	2.55	8.47	5.14
Class B Shares – Inception 1/2/02
Without Sales Charge	6.74	8.71	5.03
With Sales Charge	1.82	8.42	5.03
Class C Shares – Inception 1/2/02
Without Sales Charge	6.82	8.72	4.86
With Sales Charge	5.84	8.72	4.86
Class I Shares – Inception 3/1/02	7.87	9.81	5.92
Class R Shares – Inception 3/1/07	7.28	9.25	3.84	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.54%; Class B is 2.30%; C shares is 2.29%; Class I shares is 1.29%; Class R shares is 1.80%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values. Index data shown for the Annualized Return Since Inception graph is from 12/31/01, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

10	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Focus Growth Fund

CALAMOS FOCUS GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2014, the Fund returned 11.37%, versus a 17.27% gain for the S&P 500 Index and a 17.11% return for the Russell 1000 Growth Index. Since its inception on December 1, 2003, the Fund has returned 6.69% on an annualized basis (Class A shares at net asset value), versus a return of 8.18% for the S&P 500 Index and an 8.37% return for the Russell 1000 Growth Index.

The Fund performed well on an absolute basis during the period, although it did not realize all of the gains of the strong equity rally. Going forward, we expect that market sentiment will improve for those growth companies positioned to benefit from slow-but-steady U.S. economic expansion, declining commodity costs, and positive economic reforms around the globe.

What factors influenced performance?

Overall, market action this past 12 months has been rotational and narrow, with little consistency between the leaders and laggards, and the market has not always favored a fundamental growth approach like the one the Fund pursues. We remain positioned for a growing economy and believe a fundamentally driven market environment may favor our higher-growth approach.

During the period, the Fund experienced a gain, earning most of its best relative performance in periods when higher-growth businesses were favored by the market. The market broadly trended higher over the 12-month period, beginning with strong, early market gains in response to mostly positive U.S. economic reports. The Fund benefitted from investor preference for cyclical growth areas and businesses with higher-growth expectations, which outperformed slower-growing and more defensive sectors early in the period. Growth was supported by the market’s view that the economic recovery was continuing at a slow-and-steady pace.

In early spring, however, the market experienced a strong rotation out of higher-growth names and into more defensive stocks. This rotation was prompted by Federal Reserve Chair Janet Yellen’s March 2014 comments that interest rates could start rising sooner than expected, although she later softened her stance on the timing. She also voiced her view that certain higher-growth areas of the market may be overvalued. The technology and health care sectors were especially hurt by the sell-off. Because economic indicators continued to signal growth in the economy, the Fund remained in a pro-economic growth mode. Near the end of the period, in October, the market experienced a swift downturn once again, with slower growing and more defensive sectors serving as safe havens.

Turning to the more specific factors that influenced the Fund’s performance versus the Russell 1000 Growth Index, an overweight to, and selection in, industrials (the construction and engineering industry) held back returns. Similarly, an overweight to, and selection in, consumer discretionary (the apparel, accessories and luxury goods industry) detracted from returns. Positioning and selection within health care (the health care technology industry) also hindered returns. Selection in financials contributed to results (the asset management and custody banks industry). Also, underweights to consumer staples, materials, and telecommunication services helped returns, as these sectors underperformed.

OVERVIEW

The Fund invests in a select portfolio of equities issued by “blue chip” U.S. companies that offer opportunities for growth.

KEY FEATURES

¡	Active management utilizing over 20 years of extensive research experience in growth investing

¡	A compact portfolio consisting of only those large cap stocks in which we have the greatest confidence of sustained growth

¡	Stress company fundamentals, including global presence, strong and/or accelerated earnings growth, and solid returns on invested capital

PORTFOLIO FIT

The Fund is a core growth equity allocation option centered on a compact portfolio of large cap stocks.

FUND NASDAQ SYMBOLS
A Shares	CBCAX
B Shares	CBCBX
C Shares	CBXCX
I Shares	CBCIX
R Shares	CBCRX

FUND CUSIP NUMBERS
A Shares	128119625
B Shares	128119617
C Shares	128119591
I Shares	128119583
R Shares	128119427

www.calamos.com	11

Calamos Focus Growth Fund

SECTOR WEIGHTINGS
Information Technology	30.8%
Consumer Discretionary	22.4
Industrials	15.4
Health Care	13.2
Financials	8.0
Energy	6.6
Consumer Staples	1.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents and any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

How is the Fund positioned?

The Fund is positioned with an emphasis on both cyclical and secular growth opportunities. Our focus is on higher growth businesses, in sectors such as information technology, consumer discretionary, industrials, and health care. We expect well-positioned companies to benefit from a variety of macro themes, including mobility and innovation, open access to information and entertainment, productivity enhancements, and global infrastructure demand. We strive to invest in firms with an attractive growth profile, increasing return on invested capital, a solid balance sheet, a compelling business model, and alignment with key secular themes. We believe the market has the potential to continue to trend upwards and believe that our growth-oriented positioning is appropriate.

The portfolio’s largest allocations in absolute terms include the information technology and consumer discretionary sectors. Relative to the Russell 1000 Growth Index, the portfolio’s largest overweight is to the consumer discretionary sector, and its largest underweight is to consumer staples. We also added to industrials and trimmed or sold names in consumer staples in order to pursue better opportunities with more attractive risk/reward profiles.

What are your closing thoughts for Fund shareholders?

We remain bullish on the U.S. equity market, although some near-term volatility would not be out of the norm. After more than five years of a strong bull market, we still believe there may be room for stocks to advance, as valuations remain reasonable. Global monetary conditions remain accommodative and inflation is almost non-existent. We expect acquisition and buyback activity to remain robust as the Federal Reserve is unlikely to raise short-term rates any time soon and European investors have pushed down U.S. long-term yields in a quest for income. When the Federal Reserve does raise interest rates, the markets may well experience short-term angst. Longer term, however, equities have typically performed well when interest rates have been modestly higher, provided that the economy is also expanding.

We believe that today’s growth equity opportunity set is well-suited to our active management approach. As always, we will proceed with a focus on selectivity, valuation discipline and comprehensive risk management. Looking forward, we believe investors will likely increase their emphasis on company fundamentals, providing a favorable backdrop for our active approach.

12	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Focus Growth Fund

ANNUALIZED RETURN: SINCE INCEPTION (12/01/03) THROUGH 10/31/14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	13

Calamos Focus Growth Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/14

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 12/1/03
Without Sales Charge	11.37%	12.25%	7.12%
With Sales Charge	6.10	11.17	6.60
Class B Shares – Inception 12/1/03
Without Sales Charge	10.53	11.43	6.48
With Sales Charge	5.53	11.17	6.48
Class C Shares – Inception 12/1/03
Without Sales Charge	10.53	11.41	6.32
With Sales Charge	9.53	11.41	6.32
Class I Shares – Inception 12/1/03	11.67	12.54	7.40
Class R Shares – Inception 3/1/07	11.08	11.95	5.81	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.65%; Class B and C shares is 2.40%; Class I shares is 1.40%; Class R shares is 1.90%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2004. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price to-book ratios and higher forecasted growth values. Index data shown for the Since Inception Growth of $10,000 graph is from 11/30/03, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

14	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Discovery Growth Fund

CALAMOS DISCOVERY GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2014, the Fund returned 12.14% (Class A shares at net asset value), versus a 10.24% gain for the Russell 2500 Growth Index.

In 2013, we hired additional investment team members to assume responsibility for managing the Fund. The Fund’s investment process utilizes quantitative tools to identify a promising pool of stocks, fundamental research focused on accelerating growth and identifiable catalysts, and risk management at the security, sector and portfolio levels. During the period, the Fund outperformed its benchmark by 190 basis points and the Morningstar small growth category by 628 basis points.

Since its inception on June 1, 2010, the Fund has returned 12.12% on an annualized basis (Class A shares at net asset value), versus a return of 18.39% for the Russell 2500 Growth Index.

What factors influenced performance?

During the period, the Fund experienced a solid gain and outperformed the Russell 2500 Growth index. The broad market trended higher over the 12-month period, beginning with strong market gains in response to mostly positive U.S. economic reports. Small-cap and mid-cap companies also trended higher, but were much more choppy and volatile. The Fund benefitted from the market’s preference for cyclical growth areas and businesses with higher growth expectations, which outperformed slower-growing and more defensive sectors during this time. Growth was supported by the market’s view that the economic recovery was continuing at a slow-and-steady pace.

Turning to the more specific factors that influenced the Fund’s performance versus the Russell 2500 Growth Index, positioning and selection in information technology, in particular in the semiconductor equipment industry, contributed to returns in the period. An underweight to, and selection in, energy, especially holdings in the oil-and-gas exploration and production industry, added value. Likewise, an underweight to, and selection in, financials (the regional bank industry) helped performance. An underweight position of 0% to telecommunication services detracted from returns. The Fund did not hold any names within the telecommunications sector during the period, because these companies are typically characterized by lower-growth profiles.

How is the Fund positioned?

We are emphasizing cyclical and secular growth opportunities. Our focus is on higher-growth businesses, in sectors such as information technology, health care, industrials, and consumer discretionary. We expect well-positioned companies to benefit from a variety of macro themes, including mobility and innovation, open access to information and entertainment, productivity enhancements, and global infrastructure demand. We strive to invest in firms with an attractive growth profile, increasing return on invested capital, a solid balance sheet, a compelling business model, and alignment with key secular themes. We believe the market will likely continue to trend upwards, supporting our growth-oriented positioning.

OVERVIEW

The Fund invests in small and midsize U.S. companies that we believe offer the best potential for growth.

KEY FEATURES

¡	Bottom-up stock selection based on a combination of quantative and fundamental research drivers

¡	In-depth research can add significant value in the inefficient small- and mid-cap market

¡	Risk management and portfolio construction are central to the process, seeking greater risk-adjusted returns over full market cycles

PORTFOLIO FIT

The Fund is a SMID cap growth equity allocation option.

FUND NASDAQ SYMBOLS
A Shares	CADGX
B Shares	CBDGX
C Shares	CCDGX
I Shares	CIDGX
R Shares	CRDGX

FUND CUSIP NUMBERS
A Shares	128120102
B Shares	128120201
C Shares	128120300
I Shares	128120409
R Shares	128120508

www.calamos.com	15

Calamos Discovery Growth Fund

SECTOR WEIGHTINGS
Information Technology	24.2%
Health Care	20.2
Industrials	19.1
Consumer Discretionary	17.5
Financials	7.0
Energy	2.4
Materials	2.1
Consumer Staples	0.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents and any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

We made modest changes to the portfolio during the period. The Fund’s allocations to the health care and information technology sectors were increased. On the other hand, the Fund’s allocations to consumer staples and energy decreased during the period.

The Fund’s largest allocations in absolute terms include the information technology and health care sectors. Relative to the Russell 2500 Growth Index, the Fund’s largest overweight is to the information technology sector, reflective of where we believe plentiful growth opportunities likely exist. The Fund’s largest underweight is to materials, where dampened global commodities demand and a stronger U.S. dollar present formidable challenges.

What are your closing thoughts for Fund shareholders?

We remain bullish on U.S. equities, although some near-term volatility would not be out of the norm. After more than five years of a strong bull market, we still believe there may be room for stocks to advance, as valuations remain reasonable. Global monetary conditions remain accommodative and inflation is almost non-existent. We expect acquisition and buyback activity to remain robust with the Federal Reserve unlikely to raise short-term rates any time soon, and European investors pushing down U.S. long-term yields in a quest for income. When the Federal Reserve does raise interest rates, the markets may well experience short-term angst. Longer term, however, equities have typically performed well when interest rates have been modestly higher, provided that the economy is also expanding.

We believe that today’s growth equity opportunity set is well suited to our active management approach, and the favorable earnings season for many of the names we hold bore this out. As always, we will proceed with a focus on selectivity, valuation discipline and comprehensive risk management. Looking forward, we believe investors will likely increase their emphasis on company fundamentals, providing a favorable backdrop for our active approach.

16	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Discovery Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (6/1/10) THROUGH 10/31/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/14

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 6/1/2010
Without Sales Charge	12.14%	12.12%
With Sales Charge	6.79	10.89
Class B Shares – Inception 6/1/2010
Without Sales Charge	11.28	11.30
With Sales Charge	6.49	10.98
Class C Shares – Inception 6/1/2010
Without Sales Charge	11.30	11.30
With Sales Charge	10.34	11.30
Class I Shares – Inception 6/1/2010	12.40	12.41
Class R Shares – Inception 6/1/2010	11.93	11.86

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.72%; Class B and C shares is 2.47%; Class I shares is 1.47%; Class R shares is 1.97%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell 2500™ Growth Index measures the performance of the small- to mid-cap growth segment of the U.S. equity universe. It includes those Russell 2500 companies with higher price-to-book ratios and higher forecasted growth values. Source: Lipper, Inc.

Index returns assume reinvestments of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	17

Calamos Dividend Growth Fund

OVERVIEW

The Fund invests in companies that we believe have an ability to increase dividend over time, either through increasing profits or more efficient use of capital.

KEY FEATURES

¡	Bottom-up stock picking and benchmark agnostic approach with a focus on good businesses with solid cash flow trading at value prices

¡	Trading focus where positions are frequently monitored, investment assumptions are often questioned, and losing investments are quickly sold to protect capital

¡	Options strategies to potentially generate income and lower risk

PORTFOLIO FIT

The Fund may be suitable for investors seeking a regular stream of income and dividend-paying equity investments that tend to be less volatile than non-dividend payers.

FUND NASDAQ SYMBOLS
A Shares	CADVX
C Shares	CCDVX
I Shares	CIDVX
R Shares	CRDVX

FUND CUSIP NUMBERS
A Shares	128120839
C Shares	128120821
I Shares	128120813
R Shares	128120797

CALAMOS DIVIDEND GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2014, the Fund returned 6.12% (Class A shares at net asset value), versus a 17.27% gain for the S&P 500 Index.

We favor companies with the ability to increase dividends over time, which contributed to the Fund’s positive return during the period. On a more relative basis versus the benchmark, our long-term approach hindered performance as a climate of uncertainty fueled a market rotation in the later months of the reporting period. However, we believe our positioning is still appropriate given a backdrop of economic recovery and the likelihood of interest rates rising as the Federal Reserve tapers its quantitative easing.

Since its inception on August 5, 2013, the Fund gained 7.94% (Class A shares at net asset value) versus a 16.88% return for the S&P 500 Index.

What factors influenced performance?

Against the backdrop of a choppy and rotational market, performance by market sectors varied significantly. Within the S&P 500 Index, the health care, information technology, and utilities sectors led with double-digit returns. These were areas in which the Fund was underweight. Meanwhile, the telecommunication services and energy sectors lagged. Overall, investors displayed a preference for areas of the market considered to be more defensive, as evidenced by the strong returns in utilities. This sector includes companies with low margins, high regulation and limited growth, the type of investments that we avoid.

The Fund’s selection in consumer discretionary exceeded the benchmark, adding significant value despite an underweight during the period. Our biggest detractors from performance during the year were selections within financials, energy, materials, and health care. In health care, performance was hindered by our underweight in biotech, which we believe is generally high priced and low yielding. Further, cash hindered performance as the Fund averaged 4.6% cash over the period.

How is the Fund positioned?

The Fund focuses primarily on producing relatively high current income and secondarily on generating moderate long-term capital appreciation. Our strategy blends investments in strong operating businesses with potential to grow dividends with investments in securities that provide a high current yield. We typically invest in a mix of common and preferred stocks, real estate investment trusts, and master limited partnerships (MLPs). (MLPs are publicly traded limited partnerships that focus on natural resources and energy industries and are required to distribute a significant amount of cash flow to investors.)

At the end of the period, the Fund’s largest sector overweights were in the financials and energy sectors, relative to the S&P 500 Index. In the financial sector, we own a range of companies, including banks, real estate investment trusts and alternative asset managers. Within the energy sector, the Fund holds positions in large integrated oil companies as well as MLPs. The MLP exposure focuses on oil and gas transmission, reflecting our interest in areas that we believe are positioned to benefit from the U.S.

18	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund

energy boom and offer distributions that may grow over time. In contrast, the Fund is underweight to information technology, health care, consumer discretionary, and consumer staples.

Do you have any closing thoughts for shareholders?

We continue to seek out companies that have strong core operating businesses, reasonable stock prices, and attractive dividends. We are especially cautious about companies whose future growth expectations constitute a significant portion of their current valuation. We remain concerned that investors may be overpaying for companies with a high current yield but a limited ability to grow their future payouts. In a rising interest-rate environment, these “defensive” stocks may well prove to be less defensive than hoped.

Accordingly, we are focused on finding companies with an attractive current yield and the ability to increase their returns to shareholders over time. Consequently, avoiding the low-margin, slow-growth defensive sectors has the potential to cause some short-term underperformance. However, we believe our strategy of taking advantage of short-term market reactions to stocks of high-quality companies will produce strong risk-adjusted performance for our investors over the long term.

SECTOR WEIGHTINGS
Financials	40.5%
Energy	24.4
Consumer Staples	7.7
Health Care	7.2
Information Technology	5.5
Consumer Discretionary	5.2
Telecommunication Services	4.6
Materials	2.7
Industrials	1.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents and any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

www.calamos.com	19

Calamos Dividend Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/5/13) THROUGH 10/31/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/14

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	6.12%	7.94%
With Sales Charge	1.05	3.78
Class C Shares – Inception 8/5/2013
Without Sales Charge	5.40	7.18
With Sales Charge	4.40	7.18
Class I Shares – Inception 8/5/2013	6.33	8.19
Class R Shares – Inception 8/5/2013	5.89	7.66

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 2.22%; Class C shares is 2.97%; Class I shares is 1.97%; Class R shares is 2.47%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Index data shown for the Annualized Return Since Inception graph is from 8/31/13, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Russell 1000 Index measures the performance of the large-cap segment of the U.S. equity universe. It is a subset of the Russell 3000 Index and includes approximately 1,000 of the largest securities based on a combination of their market cap and current index membership.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

20	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Mid Cap Growth Fund

CALAMOS MID CAP GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2014, the Fund returned 6.90%, versus a 14.59% gain for the Russell Midcap Growth Index. Since its inception on August 5, 2013, the Fund has returned 10.84% on an annualized basis (Class A shares at net asset value), versus a return of 14.78% for the Russell Midcap Growth Index.

In this Fund, we selectively target mid-cap companies with established track records and strong revenue and earnings profiles relative to larger companies. Our high-conviction growth approach proved relatively more beneficial during the beginning of the reporting period. Uncertainty about the Federal Reserve’s timeline for raising interest rates, worries that Europe might fall back into recession, the Ebola crisis, and the impact of the strong U.S. dollar preoccupied the market, creating a more challenging environment for the Fund’s approach.

By the end of October, the dust settled and the U.S. economy looked set to continue its recovery, providing what we believe is a favorable environment for mid-cap equities with pronounced growth attributes. We believe that as economic recovery continues a fundamentally driven market environment has the potential to favor our higher growth and more active approach.

What factors influenced performance?

Overall, market action over the past 12 months has been rotational and narrow, with little consistency between the leaders and laggards, and has not always favored a fundamental growth approach like the one the Fund pursues. We remain positioned for a growing economy and believe a fundamentally driven market environment should likely favor our higher-growth approach.

During the period, the Fund experienced a gain, earning most of its best relative performance early on when higher growth businesses were favored by the market. The market broadly trended higher over the 12-month period, beginning with strong market gains in response to mostly positive U.S. economic reports. The Fund benefitted from the market’s preference for cyclical growth areas and businesses with higher growth expectations, which outperformed slower-growing and more defensive sectors during this time. Growth was supported by the market’s view that the economic recovery was continuing at a slow-and steady-pace.

In early spring, however, the market experienced a strong rotation out of higher growth names and into more value and defensive stocks within the broad market and the growth market. This rotation was prompted by Federal Reserve Chair Janet Yellen’s March 2014 comments that interest rates could start rising sooner than expected, although she later softened her stance on the timing. She also voiced her view that certain higher-growth areas of the market may be overvalued. The technology and health care sectors were especially hurt by the sell-off. Near the end of the period, in October, the market experienced a swift downturn once again, with slower growing and more defensive sectors serving as safe havens. Because economic indicators continued to signal growth in the economy, the Fund remained in a pro-economic growth mode.

OVERVIEW

The fund invests primarily in equity securities issued by midsize U.S. companies that we believe offer the best opportunities for growth.

KEY FEATURES

¡	Utilize more than two decades of extensive research experience in growth investing

¡	Active management with a focus on top-down views and bottom-up fundamentals

¡	Research-driven approach identifies opportunities by combining top-down analysis and a research focus on key growth characteristics

PORTFOLIO FIT

The fund may be suitable for investors seeking to diversify equity allocations with a primarily mid cap growth strategy and add holdings in companies that historically have higher growth rates and returns than larger companies.

FUND NASDAQ SYMBOLS
A Shares	CMXAX
C Shares	CMXCX
I Shares	CMXIX
R Shares	CMXRX

FUND CUSIP NUMBERS
A Shares	128120870
C Shares	128120862
I Shares	128120854
R Shares	128120847

www.calamos.com	21

Calamos Mid Cap Growth Fund

SECTOR WEIGHTINGS
Information Technology	23.8%
Health Care	17.0
Consumer Discretionary	16.7
Industrials	14.3
Financials	11.5
Energy	5.8
Consumer Staples	3.1
Materials	2.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents and any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Turning to the more specific factors that influenced the Fund’s performance versus the Russell Midcap Growth Index during the reporting period, selection in industrials (the construction and engineering industry) held back returns. However, the Fund’s relative underweight position was a contributor. Selection in consumer discretionary, especially in the apparel, accessories and luxury goods industry, hindered performance. While an underweight position to consumer staples hampered results, Fund selection within the sector helped performance. The Fund’s overweight allocation to health care contributed to performance, and while selection within the sector was strong, it trailed the benchmark.

How is the Fund positioned?

We are positioned with an emphasis on both cyclical and secular growth opportunities. Our focus is on higher growth businesses, in sectors such as information technology, health care, consumer discretionary, and industrials. We expect well-positioned companies to benefit from a variety of macro themes, including mobility and innovation, open access to information and entertainment, productivity enhancements, and global infrastructure demand. We strive to invest in firms with an attractive growth profile, increasing return on invested capital, a solid balance sheet, a compelling business model, and alignment with key secular themes. We believe the market will likely continue to trend upwards and feel our growth-oriented positioning is appropriate.

The most notable change in the period was a reduction in our consumer discretionary weight. Weaker fundamentals and poor earnings guidance among select companies caused us to pare back on our exposure. Despite the decrease in overall weight to consumer discretionary, we remain optimistic regarding the long-term prospects within the sector and continue to find attractive growth opportunities. We added names in financials, information technology and health care.

The Fund’s largest allocations in absolute terms include the information technology and health care sectors. Relative to the Russell Midcap Growth Index, the Fund’s largest overweight allocation is to information technology, and its largest underweight is to consumer discretionary.

What are your closing thoughts for Fund shareholders?

We remain bullish on the U.S. equity market, although some near term volatility would not be out of the norm. After more than five years of a strong bull market, we still believe there may be room for stocks to advance, as valuations remain reasonable. Global monetary conditions remain accommodative and inflation is almost non-existent. With the Federal Reserve unlikely to raise short-term rates any time soon and European investors pushing down U.S. long-term yields in a quest for income, we expect merger and acquisition as well as buyback activity to remain robust. When the Federal Reserve does raise interest rates, the markets may well experience short-term angst. Longer term, however, equities have typically performed well when interest rates have been modestly higher, provided that the economy is also expanding.

We believe that today’s growth equity opportunity set is well-suited to our active management approach. As always, we will proceed with a focus on selectivity, valuation discipline and comprehensive risk management. Looking forward, we believe investors will likely increase their emphasis on company fundamentals, providing a favorable backdrop for our active approach.

22	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Mid Cap Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/5/13) THROUGH 10/31/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/14

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 8/5/2013
Without Sales Charge	6.90%	10.84%
With Sales Charge	1.82	6.57
Class C Shares – Inception 8/5/2013
Without Sales Charge	6.13	10.04
With Sales Charge	5.13	10.04
Class I Shares – Inception 8/5/2013	7.21	11.19
Class R Shares – Inception 8/5/2013	6.59	10.59

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 3.08%; Class C shares is 3.83%; Class I shares is 2.83%; Class R shares is 3.33%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Russell Midcap Growth Index measures the performance of midcap growth companies.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	23

Calamos International Growth Fund

OVERVIEW

The Fund invests in non-U.S. growth companies, focusing on those firms demonstrating what we believe to be key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

¡	Focus on growth in an asset class that is mostly defined by core and value offerings

¡	Stress company fundamentals, including global presence and strong and/or accelerating earnings growth

¡	Investments driven by international sources of revenue for companies, not on location of headquarters

PORTFOLIO FIT

Only about 10% of international stock assets are currently invested in growth. The Fund stands as a potential growth-focused addition to a mostly core- or value-intensive international allocation.

FUND NASDAQ SYMBOLS
A Shares	CIGRX
B Shares	CIGBX
C Shares	CIGCX
I Shares	CIGIX
R Shares	CIGFX

FUND CUSIP NUMBERS
A Shares	128119575
B Shares	128119567
C Shares	128119559
I Shares	128119542
R Shares	128119393

CALAMOS INTERNATIONAL GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2014, Calamos International Growth Fund gained 0.57% (Class A shares at net asset value), versus a loss of 0.25% for the MSCI EAFE Growth Index and rise of 1.01% for the MSCI ACWI ex-U.S. Growth Index.

We had positioned the Fund to reflect our positive outlook on the global economy throughout the period. Equity valuations are presently attractive but valuation discipline remains paramount. We expect recent geopolitical developments and ongoing speculation regarding China’s economic growth will likely contribute to volatility. However, with volatility comes opportunity and an investment environment we believe has the potential to benefit our higher-growth, active management approach.

Since its inception on March 16, 2005, the Fund gained 7.69% on an annualized basis (Class A shares at net asset value), versus a return of 5.40% for the MSCI EAFE Growth Index and 5.92% for the MSCI ACWI ex-U.S. Growth Index over the same period.

What factors influenced performance?

The global economic environment proved to be challenging, as returns were hampered by weaker market conditions in Europe and the emerging markets. European markets declined on fears of an economic slowdown, and emerging markets slid with the strengthening U.S. dollar. During the first four months of the period, higher-growth areas of the market (technology, consumer discretionary, biotechnology) outperformed slower growing and more defensive areas (utilities and telecommunication services). The Fund significantly outperformed during this first part of the period, as this environment favored our higher active growth investment style. However, during the second half of the period, the Fund trailed as markets generally favored slower-growth, higher-dividend investments, and international equities experienced considerably more choppy returns overall.

Turning to the more specific performance drivers during the reporting period, strong selection in, and an overweight position to, information technology added value. Selection in, and overweight to, the semiconductors industry was notably positive. Selection in, and an underweight to, materials also added value during the period (specifically, an underweight allocation and favorable security selection in metals and mining.) Security selection in, and an underweight position to, financials detracted the most value. Names within the real estate management and development industry underperformed. Weak selection in, and an overweight position to, consumer discretionary also hampered performance as holdings within the Internet and catalog retail industry lagged the MSCI EAFE Growth Index. Overweight positions and strong selection within Denmark, Ireland and Taiwan added value, as did an underweight position to Russia. Selection within the U.K. and Switzerland, as well as an overweight position and selection in the Netherlands, negatively impacted returns.

How is the Fund positioned?

We have positioned the Fund to focus on a balance of secular and cyclical growth areas, including information technology, consumer discretionary, and industrials. The portfolio is underweight to Europe, reflecting our concerns regarding stalled growth

24	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund

and rising deflationary risks. Generally, we view the valuations of global growth companies as attractive by historic standards, and we anticipate outperformance in growth stocks as the global economic recovery advances. At the same time, we remain mindful of risk and valuation discipline and are cognizant of the potential impact of rising rates on high long-term growth, longer-duration equities. Overall, we believe the global growth equity opportunity set is well suited to our active approach.

During the period, we significantly added to our holdings within consumer staples. Within the sector, we continue to be opportunistic and own companies in a number of industries. We are emphasizing holdings delivering stable earnings growth and unit volume increases despite a sluggish global economy. We modestly reduced the Fund’s weight in health care during the period on the basis of a security-specific rationale. We favor health care investments with excellent corporate fundamentals, near-term growth catalysts and strong market share. As an example, we recently emphasized holdings in the pharmaceuticals industry.

The Fund’s largest allocations as of period end included the information technology and consumer discretionary sectors. Relative to the MSCI ACWI ex U.S. Growth Index, the portfolio’s largest overweight allocation was to the information technology sector. We are overweight to technology due to its attractive fundamentals, including strong earnings growth and cash flow characteristics. We think current holdings are well positioned to benefit from higher global capital spending, innovation in mobility and connectivity, and demand for productivity enhancements. The largest underweight allocation was to materials. In general, the materials sector has been suffering from a combination of global inflation and weak commodity price trends.

What are your closing thoughts for Fund shareholders?

We anticipate some choppiness in Europe and emerging markets going forward, which will require selectivity through active management with a risk-aware mindset. We expect the euro to continue to weaken and that Europe could slip back into recession absent strong fiscal stimulus. We believe the European Central Bank and German finance officials may find ways to work together to implement quantitative easing and put in place structural reforms to rekindle growth prospects. In emerging markets, we were disappointed by the market’s preference for many state-owned companies with low-growth potential as well as economies such as Brazil and Turkey that have both government-spending and trade deficits. However, late in the period, we have been encouraged by what appears to be an increased focus on sustainable growth attributes, viewing this shift as a positive for our higher-growth and higher-quality holdings.

Based on an intersection of bottom-up and top-down criteria, we have become increasingly constructive on Japan’s equity market recently. We anticipated that the Bank of Japan would provide additional accommodative monetary policy and that Japan’s Government Pension Investment Fund would continue to increase allocations to local equities. In October, the Bank of Japan made a surprise announcement that it would increase its monetary target by ¥80 trillion and also purchase stock assets. We have been building our allocations through new purchases and by increasing investments in existing holdings.

SECTOR WEIGHTINGS
Information Technology	21.9%
Consumer Discretionary	17.6
Financials	16.7
Industrials	12.5
Consumer Staples	11.3
Health Care	10.0
Energy	3.2
Materials	2.1
Telecommunication Services	2.0

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents and any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

www.calamos.com	25

Calamos International Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (3/16/05) THROUGH 10/31/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/14

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 3/16/05
Without Sales Charge	0.57%	8.93%	7.69%
With Sales Charge	-4.21	7.88	7.15
Class B Shares – Inception 3/16/05
Without Sales Charge	-0.22	8.12	7.02
With Sales Charge	-5.21	7.82	7.02
Class C Shares – Inception 3/16/05
Without Sales Charge	-0.16	8.13	6.88
With Sales Charge	-1.16	8.13	6.88
Class I Shares – Inception 3/16/05	0.80	9.21	7.96
Class R Shares – Inception 3/1/07	0.33	8.66	4.44

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.48%; Class B and C shares is 2.23%; Class I shares is 1.23%; Class R shares is 1.74%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2005. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI EAFE Growth Index measures developed market growth equity performance (excluding the U.S. and Canada). Source: MSCI Barra.

The MSCI ACWI ex-U.S. Growth Index measures equity market performance of companies outside of the United States with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

26	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

CALAMOS EVOLVING WORLD GROWTH FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2014, Calamos Evolving World Growth Fund declined 0.84% (Class A shares at net asset value), versus the MSCI Emerging Markets Index gain of 0.98%.

We continue to position the Fund to reflect our optimistic market outlook and our view that selectivity is critical in the current environment. While we expect moderate global growth will continue, we also anticipate periods of heightened volatility within emerging markets and maintain a strong focus on risk management.

We manage this Fund with the longer-term goal of achieving outperformance through market cycles. Since its inception on August 15, 2008, the Fund gained 5.70% on an annualized basis (Class A shares at net asset value), versus 3.52% for the MSCI Emerging Markets Index.

What factors influenced performance?

Because of concerns relating to slowing economic growth, a strong U.S. dollar and geopolitical conflict, the year was characterized by considerably choppy returns in emerging-market equities, which significantly lagged the higher returns of global developed market indexes. Against this backdrop, the Fund provided resilience versus the Index during downturns and participated in periods of emerging-market gains. In the later part of the period, the strongest performers were value-oriented, slower-growth companies in the telecommunications sector, state-owned banks and industrial conglomerates. The Fund was more focused on higher-growth names that reflect our long-term investment strategy.

The Fund’s overweight position and strong relative security selection in information technology contributed the most to performance in the period. Holdings in the semiconductors and technology hardware industry performed particularly well. We are overweight to technology due to attractive fundamentals, including strong earnings growth and cash-flow characteristics, and we believe current holdings are well positioned to benefit from higher global capital spending, innovation in mobility and connectivity, and demand for productivity enhancements.

An underweight position and better relative selection within materials also contributed to the Fund’s return in the period. Specifically, a lower weight and better selection in the steel industry contributed positively. We held a lower weight in materials based on our view that producers will likely continue experiencing the pain of low global inflation and weak commodity price trends. Alternatively, we prefer to invest in areas with stronger growth fundamentals. For example, we are favoring select companies well positioned to tap into demand for infrastructure development.

Selection in and an overweight to consumer discretionary hindered relative performance. Specifically, holdings in the casinos-and-gaming and automobile industries underperformed. We have a high level of confidence regarding our overweight position in the industry and own companies that possess strong growth fundamentals and are well positioned to access rising emerging-market consumption.

OVERVIEW

The Fund invests in growth companies globally, emphasizing companies with revenue streams derived within or from emerging markets. The Fund is designed to actively manage the risk profile over full market cycles.

KEY FEATURES

¡	Active risk management with an aim of generating alpha and less downside risk than the benchmark and peers

¡	Stress company fundamentals, including strong and/or accelerating earnings growth and solid returns on invested capital

¡	Seek global growth companies that may benefit from long-term secular themes in the emerging markets such as the rise of the EM consumer

PORTFOLIO FIT

Because of its focus on risk management, the Fund can serve as a long-term emerging-market allocation.

FUND NASDAQ SYMBOLS
A Shares	CNWGX
B Shares	CNWZX
C Shares	CNWDX
I Shares	CNWIX
R Shares	CNWRX

FUND CUSIP NUMBERS
A Shares	128119161
B Shares	128119153
C Shares	128119146
I Shares	128119138
R Shares	128119120

www.calamos.com	27

Calamos Evolving World Growth Fund

SECTOR WEIGHTINGS
Information Technology	24.2%
Financials	20.8
Consumer Discretionary	18.6
Consumer Staples	6.5
Energy	6.3
Industrials	5.9
Telecommunication Services	5.9
Materials	4.0
Health Care	3.4
Utilities	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents and any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

Recent holdings within the sector span a number of industries including autos, cable and satellite; education services; and apparel and luxury goods.

Selection in consumer staples also proved disadvantageous during the period. Specifically, holdings in the packaged foods industry underperformed. Within the sector, we continue to be opportunistic and own companies delivering product innovation, increased output and higher earnings despite a mixed economic growth landscape.

How is the Fund positioned?

Our positioning reflects our preference for commodity-consumer emerging markets and high-value exporters. We also favor countries actively pursuing economic reforms, including India, where Prime Minister Narendra Modi was elected on a platform of economic development. Based on our travel to India and conversations with company management teams, we believe that Modi could usher in a new era of lasting economic growth.

We also are encouraged by China’s commitment to financial market transparency, including allowing for increased foreign ownership of Chinese companies through the Hong Kong exchange. The protests in Hong Kong gave us pause, and we will be watching the landscape for renewed signs of social unrest. We traveled to Hong Kong earlier in October and believe the broad-based impact will be limited.

In addition to India and China, we continue to have a more favorable outlook on opportunities in Mexico, Taiwan, Indonesia and the Philippines.

We increased the Fund’s weight in local emerging-market holdings during the period, reflecting our view of relative growth, a widening opportunity set, and bottom-up opportunities. As noted above, the Fund’s country exposure is positioned toward commodity-consumer emerging markets, high-value exporters, and economies benefiting from positive reform initiatives. We continue to have a more favorable outlook on opportunities in Mexico, Taiwan, China, India, Indonesia, and the Philippines.

From a sector perspective, the portfolio’s largest weights, in absolute terms, include information technology, financials, and consumer discretionary. Relative to the Index, the portfolio’s largest overweight areas include consumer discretionary, information technology, and health care, reflective of where we believe plentiful growth opportunities exist. The largest Fund underweights are in financials, particularly in the area of large banks and state-owned entities, and in materials.

What are your closing thoughts for Fund shareholders?

We expect continued choppiness in the emerging markets, as investors confront global and economy-specific uncertainties. Earlier this year, we were disappointed by the market’s preference for many state-owned companies with low-growth potential as well as economies such as Brazil and Turkey that have both government-spending and trade deficits. However, more recently we have been encouraged by what appears to be an increased focus on sustainable growth attributes, viewing this shift as a positive for our active and risk-conscious approach.

In regard to China, we expect a continued deceleration in growth as the economy and investments shift from state-owned companies to private enterprise, services, and domestic consumption-led growth. Non-manufacturing industries have given the

28	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund

economy a boost, demonstrating both the power of China’s growing consumer class and the ongoing maturation and diversification of the Chinese economy overall.

In contrast, we are highly cautious regarding most commodity-producing economies, such as Russia, Brazil and South Africa, as these economies may be more vulnerable to a stronger dollar and the spillover from deteriorating euro zone growth. Russia also must contend with weighty sanctions meted out in response to its stance on Ukraine. While we are generally cautious about commodity-producing economies, we are more constructive on Mexico, because of its close ties to the U.S. economy and its reform agenda, both of which may help bolster its growth prospects.

Market fluctuations likely will continue, but moderate economic growth, improved capital accounts, supportive valuations, and robust secular trends bolster our positioning in emerging markets. The many mixed cross-currents will require greater selectivity and differentiation between country and regional performance. Countries with burgeoning domestic demand and positive reform initiatives are positioned to benefit. Ultimately, we believe that improving fundamentals and policy adjustments in emerging economies have the potential to benefit our active and risk-aware approach, and reward our investors.

www.calamos.com	29

Calamos Evolving World Growth Fund

GROWTH OF $10,000: SINCE INCEPTION (8/15/08) THROUGH 10/31/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/14

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 8/15/08
Without Sales Charge	-0.84%	6.31%	5.70%
With Sales Charge	-5.57	5.29	4.87
Class B Shares – Inception 8/15/08
Without Sales Charge	-1.59	5.51	4.90
With Sales Charge	-6.47	5.18	4.90
Class C Shares – Inception 8/15/08
Without Sales Charge	-1.59	5.52	4.92
With Sales Charge	-2.56	5.52	4.92
Class I Shares – Inception 8/15/08	-0.60	6.58	5.96
Class R Shares – Inception 8/15/08	-1.05	6.05	5.43

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.64%; Class B and C shares is 2.39%; Class I shares is 1.39%; Class R shares is 1.89%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 8/31/08, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

30	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Emerging Market Equity Fund

CALAMOS EMERGING MARKET EQUITY FUND

INVESTMENT TEAM DISCUSSION

What is the rationale behind launching the Fund?

The Calamos Emerging Market Equity Fund was launched on December 31, 2013, to further enhance the Calamos global growth suite. The Fund provides an option for investors seeking to complement emerging-market strategies that may have less pronounced growth orientations, such as those that more closely track the broad emerging-market equity market. The Fund allows these investors to potentially capitalize on cyclical and secular growth themes by investing primarily in emerging-market-domiciled growth equities.

How has the Fund performed?

Since its inception on December 31, 2013, the Fund posted a 1.60% decline (Class A shares at net asset value) versus a 3.97% return for the benchmark MSCI Emerging Markets Index.

Emerging markets faced a combination of headwinds in recent quarters, such as geopolitical conflicts, weak investor sentiment and soft commodity prices. Earlier this year, we were disappointed by the market’s preference for many state-owned companies with low-growth potential as well as economies such as Brazil and Turkey that have both government-spending and trade deficits. On the flipside, low equity valuations and positive structural reforms present potential catalysts for gains.

What factors influenced performance?

Overall, the Fund’s performance benefited from sector and country allocation decisions, but these were offset by weaker relative security selection. Because of concerns relating to slowing economic growth, a stronger U.S. dollar and geopolitical tension, emerging-market equities modestly lagged the higher returns of developed market indexes during the period. The year-to-date time frame constituted a period of considerably choppy returns in emerging-market equities overall. During the period from March through August, slower-growth, value-oriented state-owned enterprises led the rally in the emerging-market equities, whereas the Fund emphasized higher-growth companies that reflect our long-term investment strategy.

The Fund’s overweight position and strong relative security selection in information technology contributed the most to Fund performance in the period. Holdings in the semiconductors and semiconductor equipment industries performed particularly well. We are overweight to technology due to its attractive fundamentals, including strong earnings growth and cash flow characteristics. We believe current holdings are well positioned to benefit from higher global capital spending, innovation in mobility and connectivity, and demand for productivity enhancements.

An underweight position and better relative selection within materials also contributed to the Fund’s performance. Specifically, a lower weight and better selection in the steel industry contributed positively. We held a lower weight in materials based on our view that producers will likely continue experiencing the pain of low global inflation and weak commodity price trends. Alternatively, we prefer to invest in areas with stronger growth fundamentals. For example, we are favoring select companies well positioned to tap into demand for infrastructure development.

OVERVIEW

The Fund invests in growth companies globally, whose principal activities are in a developing market or are economically tied to a developing market country that we believe offer the best opportunities for emerging-market growth.

KEY FEATURES

¡	Stresses company fundamentals, including global presence, strong revenue and earnings growth, solid returns on invested capital and lower debt-to-capital levels

¡	Actively seeks growth opportunities by investing in 100% equity, with at least 80% emerging-market exposure

¡	Utilizes decades of Calamos experience investing globally through multiple economic, market and credit cycles

PORTFOLIO FIT

This actively managed Fund complements emerging-markets strategies with less pronounced growth orientations, such as those that more closely track broad emerging-markets equity.

FUND NASDAQ SYMBOLS
A Shares	CEGAX
C Shares	CEGCX
I Shares	CIEIX
R Shares	CEGRX

FUND CUSIP NUMBERS
A Shares	128120789
C Shares	128120771
I Shares	128120763
R Shares	128120755

www.calamos.com	31

Calamos Emerging Market Equity Fund

SECTOR WEIGHTINGS
Financials	26.1%
Information Technology	24.5
Consumer Discretionary	15.1
Telecommunication Services	6.5
Energy	5.9
Consumer Staples	5.3
Industrials	4.5
Materials	4.2
Health Care	2.9
Utilities	0.9

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents and any government/sovereign bonds or broad based index hedging securities the Fund may hold.

Selection in and an overweight to consumer discretionary hindered relative performance. Specifically, holdings in the casinos-and-gaming and automobile industries underperformed. We have a high level of confidence regarding our overweight position in the sector and own companies that possess strong growth fundamentals to best access rising emerging-market consumption. Recent holdings within the sector span a number of industries including autos, cable and satellite, education services, and apparel and luxury goods.

Selection in consumer staples also proved disadvantageous during the period. Specifically, holdings in the packaged foods industry underperformed. Within the sector, we continue to be opportunistic and own companies delivering product innovations, increased output, and higher earnings despite a mixed economic growth landscape.

How is the Fund positioned?

Our positioning reflects our preference for high-value exporters and commodity-consumer emerging markets. The latter will presumably benefit from lower commodity costs (oil and gasoline, for example), which reduce input prices and increase productivity within both manufacturing and service sectors. We also favor countries actively pursuing economic reforms, including India, where Prime Minister Narendra Modi was elected on a platform of economic development. Based on our travel to India and conversations with company management teams, we believe that Modi could usher in a new era of lasting economic growth.

We also are encouraged by China’s commitment to financial market transparency, including allowing for increased foreign ownership of Chinese companies through the Hong Kong exchange. The protests in Hong Kong gave us pause, and we will be watching the landscape for renewed signs of social unrest. We traveled to Hong Kong earlier in October and believe the broad-based impact will be limited.

In addition to India and China, we continue to have a more favorable outlook on opportunities in Mexico, Taiwan, Indonesia and the Philippines.

From a sector perspective, the portfolio’s largest weights, in absolute terms, include information technology, financials, and consumer discretionary. Historically, companies in these sectors have performed well as economic activity accelerates with still moderate inflation. Relative to the Index, the portfolio’s largest overweight areas include technology and consumer discretionary, reflective of where we believe plentiful growth opportunities exist. The largest Fund underweights are in materials and energy, where dampened global commodities demand and a stronger U.S. dollar present formidable challenges.

What are your closing thoughts for Fund shareholders?

We expect continued choppiness in the emerging markets, as investors confront global and economy-specific uncertainties. In China, we expect a continued deceleration in growth as the economy and investments shift from state-owned companies to private enterprise, services, and domestic consumption-led growth. In contrast, we are highly cautious regarding most commodity-producing economies, such as Russia, Brazil and South Africa, as these economies may be more vulnerable to a stronger U.S. dollar and the spillover from deteriorating euro zone growth. Russia also must contend with weighty sanctions meted out in response to its stance on Ukraine. We are more constructive on Mexico, because of its close ties to the U.S. economy and its reform agenda, both of which may help bolster its growth prospects.

32	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Emerging Market Equity Fund

Market fluctuations will likely continue, but moderate economic growth, improved capital accounts, supportive valuations, and robust secular trends bolster our positioning in emerging markets. The many mixed cross-currents should result in greater selectivity and differentiation between country and regional performance. Countries with burgeoning domestic demand and positive reform initiatives are positioned to benefit. Ultimately, we believe improving fundamentals and policy adjustments in emerging economies have the potential to benefit our active investment approach emphasizing higher-growth, higher-quality businesses.

GROWTH OF $10,000: SINCE INCEPTION (12/31/13) THROUGH 10/31/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/14

SINCE INCEPTION
Class A Shares – Inception 12/31/2013
Without Sales Charge	-1.60%
With Sales Charge	-6.29
Class C Shares – Inception 12/31/2013
Without Sales Charge	-2.20
With Sales Charge	-3.18
Class I Shares – Inception 12/31/2013	-1.40
Class R Shares – Inception 12/31/2013	-1.80

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 2.62%; Class B and C shares is 3.37%; Class I shares is 2.37%; Class R shares is 2.87%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI Emerging Markets Index is a free float-adjusted market capitalization index considered broadly representative of emerging market equity performance. The index represents companies within the constituent emerging markets that are available to investors worldwide. Index data shown for the Since Inception Growth of $10,000 graph is from 12/31/13, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

www.calamos.com	33

Calamos Global Equity Fund

OVERVIEW

The Fund invests in equities of companies around the globe, focusing on those firms demonstrating what we believe to be key growth characteristics, including increasing profit margins and high returns on invested capital.

KEY FEATURES

¡	Flexibility to seek growth globally, pursuing the best risk/reward opportunities across country, market capitalization and sector

¡	Seeks global growth companies that may benefit from long-term secular themes, including a burgeoning global middle class and an increased demand for information and entertainment

PORTFOLIO FIT

The Fund is a growth-oriented addition to a strategic global equity allocation that may complement or provide an alternative to value or blended styles.

FUND NASDAQ SYMBOLS
A Shares	CAGEX
B Shares	CBGEX
C Shares	CCGEX
I Shares	CIGEX
R Shares	CRGEX

FUND CUSIP NUMBERS
A Shares	128119484
B Shares	128119476
C Shares	128119468
I Shares	128119450
R Shares	128119443

CALAMOS GLOBAL EQUITY FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2014, Calamos Global Equity Fund gained 7.25% (Class A shares at net asset value), versus a 9.25% return for the MSCI World Index and 9.09% for the MSCI ACWI Growth Index.

We had positioned the Fund to reflect our positive outlook on the global economy throughout the period, including our belief that the U.S. is in the middle innings of a recovery. We believe the opportunities for growth equities are significant, given the historic outperformance of growth stocks during the middle and later stages of the business cycle. Despite our broadly constructive view of the equity markets and opportunities for growth, the rotation into defensive areas and volatility during junctures of the period highlight the need for a highly active approach.

Since its inception on March 1, 2007, the Fund has returned 7.12% on an annualized basis (Class A shares at net asset value), outperforming the 4.69% return for the MSCI World Index as well as the 5.57% return for the MSCI ACWI Growth Index.

What factors influenced performance over the reporting period?

The Fund delivered gains and captured most of the market rally, yet trailed the performance of the MSCI ACWI Growth Index. In the earlier stages of the period, higher-growth areas of the market, such as information technology and consumer discretionary, outperformed slower-growing and more-defensive areas, including utilities and telecommunication services. The Fund outperformed, as this environment favored our higher-growth investment style. However, during the second half of the period, the Fund trailed as markets generally favored slower-growth, higher-dividend investments, and international equities experienced considerably more choppy returns overall.

Turning to the more specific performance drivers during the reporting period, an overweight position and favorable selection within information technology added value, specifically with holdings in the Internet software and services industry. Strong security selection within health care further supported performance, as holdings within the biotechnology industry outperformed. An overweight to and selection in consumer discretionary detracted value, as positions within the Internet and catalog retail industry disappointed. Selection within industrials also reduced value, as holdings in the construction and engineering industry lagged. An overweight position and strong selection within Denmark as well as an underweight to Germany contributed to performance. An overweight position and weak selection within the Netherlands and the United States also weighed on returns.

How is the Fund positioned?

We have positioned the Fund to focus on a balance of secular and cyclical growth areas including information technology, consumer discretionary, and industrials. The portfolio is underweight to Europe, reflecting our concerns regarding stalled growth and rising deflationary risks. Generally, we view the valuations of global growth companies as attractive by historic standards, and we anticipate outperformance in growth stocks as

34	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund

the global economic recovery advances. At the same time, we remain mindful of risk and valuation discipline and are cognizant of the potential impact of rising interest rates on high long-term growth, longer-duration equities. Overall, we believe the global growth equity opportunity set is well suited to our active approach.

The Fund’s largest allocations in absolute terms as of period end included the information technology and consumer discretionary sectors. Relative to the MSCI ACWI Growth Index, the portfolio’s largest overweight allocation was to the information technology sector, and its largest underweight allocation was to consumer staples. We added to industrials and slightly increased staples. Conversely, we reduced energy and consumer discretionary.

We slightly pared back our emerging markets allocation during the time period. We continue to favor select emerging-market holdings reflecting our view of relative growth, a widening opportunity set, and bottom-up opportunities.

What are your closing thoughts for Fund shareholders?

In our view, we expect global growth of 2% to 3% for 2015, as global monetary conditions remain accommodative, and inflation seems almost non-existent in developed markets and on the decline in emerging markets. Europe may contribute little if anything to global growth in 2015, but we believe this weakness will likely be offset by the U.S. and emerging markets. The U.S. recovery looks set to firm up as we enter 2015, and we still believe we are in the middle of the recovery. U.S. growth has remained steady and inflation contained, while unemployment has dropped below 6%.

We anticipate some choppiness in Europe and emerging markets going forward, which will require selectivity through active management with a risk-aware mindset. We expect the euro to continue to weaken and that Europe could slip back into recession absent strong fiscal stimulus. We believe the European Central Bank and German finance officials will find ways to work together to implement quantitative easing and put in place structural reforms to rekindle growth prospects. In emerging markets, we were disappointed by the market’s preference for many state-owned companies with low-growth potential as well as economies such as Brazil and Turkey that have both government-spending and trade deficits. However, late in the period, we have been encouraged by what appears to be an increased focus on sustainable growth attributes, viewing this shift as a positive for our higher-growth and higher-quality holdings.

SECTOR WEIGHTINGS
Information Technology	29.9%
Consumer Discretionary	19.0
Financials	12.5
Industrials	11.3
Health Care	9.9
Consumer Staples	6.0
Energy	5.0
Materials	2.0
Telecommunication Services	1.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents and any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

www.calamos.com	35

Calamos Global Equity Fund

GROWTH OF $10,000: SINCE INCEPTION (3/1/07) THROUGH 10/31/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/14

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 3/1/07
Without Sales Charge	7.25%	12.01%	7.12%
With Sales Charge	2.14	10.94	6.44
Class B Shares – Inception 3/1/07
Without Sales Charge	6.49	11.17	6.32
With Sales Charge	1.49	10.90	6.32
Class C Shares – Inception 3/1/07
Without Sales Charge	6.43	11.17	6.32
With Sales Charge	5.43	11.17	6.32
Class I Shares – Inception 3/1/07	7.48	12.28	7.39
Class R Shares – Inception 3/1/07	6.97	11.73	6.85

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.45%; Class B and C shares is 2.20%; Class I shares is 1.20%; Class R shares is 1.70%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 2/28/07 since data is only available for full monthly periods. Source: Lipper, Inc.

The MSCI ACWI Growth Index is designed to measure the equity performance of companies with higher growth values in developed and emerging markets.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

36	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

CALAMOS GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2014, Calamos Growth and Income Fund returned 10.33% (Class A shares at net asset value), versus returns of 17.27% for the S&P 500 Index and 13.78% for the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index.

The Fund turned in sound absolute performance during the period, which included a strong equity rally that was supported by the accelerating U.S. economy and corporate earnings. The Fund engaged positively during market gains, although it did not participate completely in the strong equity run that, at times, was challenged by a lack of direction between investors’ focus on growth and defensive investments.

We manage this Fund with the goal of achieving upside equity participation and potential downside protection over full market cycles, with less risk. Since its inception on September 22, 1988, the Fund returned 11.43% on an annualized basis (Class A shares at net asset value), versus a 10.42% gain for the S&P 500 Index and a 9.68% return for the BofA Merrill Lynch All U.S. Convertibles ex-Mandatory Index.

Please discuss the Fund’s lower-volatility characteristics?

We believe the Fund’s historical lower-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.72 (Class A shares) versus the S&P 500 Index. The Fund has therefore outperformed the broader equity market, as measured by the S&P 500 Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance?

During the period, the Fund delivered solid gains. The market broadly trended higher over the 12-month period, beginning with strong market gains in response to mostly positive U.S. economic reports. The Fund benefitted from the market’s preference for cyclical growth areas and businesses with higher growth expectations, which outperformed slower-growing and more defensive sectors during this time.

The remainder of the year constituted a period of considerably choppy market activity. This period, beginning in early spring, included a strong rotation out of higher-growth companies and into more defensive companies with lower valuations. The technology and health care sectors were especially hurt by the sell-off. Near the end of the period, in October, the market experienced a swift downturn once again, with slower growing and more defensive sectors serving as safe havens. While economic indicators continued to signal growth in the economy, the Fund remained in a pro-economic growth mode.

OVERVIEW

The Fund invests primarily in U.S. equity and convertible securities in an attempt to balance risk and reward while providing growth and income.

KEY FEATURES

¡	Leverage more than three decades of research experience combining equities and convertible holdings to provide equity-like participation

¡	Provide a core holding option that aims to maintain a consistent risk posture throughout the market cycle

¡	Seek to participate in the upside movements of the equity market while lessening the blows of down periods

PORTFOLIO FIT

The Fund can provide a long-term core allocation to equities with the potential for lower volatility.

FUND NASDAQ SYMBOLS
A Shares	CVTRX
B Shares	CVTYX
C Shares	CVTCX
I Shares	CGIIX
R Shares	CGNRX

FUND CUSIP NUMBERS
A Shares	128119104
B Shares	128119765
C Shares	128119831
I Shares	128119872
R Shares	128119336

www.calamos.com	37

Calamos Growth and Income Fund

SECTOR WEIGHTINGS
Information Technology	21.9%
Financials	16.8
Consumer Discretionary	13.5
Health Care	13.5
Industrials	11.1
Energy	8.4
Consumer Staples	6.0
Utilities	1.8
Materials	1.8

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents and any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

In this Fund, we also seek to own equity-sensitive securities, like convertible bonds, that are best positioned to potentially limit losses on the downside. During the period, convertible bonds that had the most equity sensitivity or the most credit sensitivity performed best within the convertible universe. As the Fund has historically owned total return convertibles, or those that display asymmetric upside and downside relative to the underlying common stock, the portfolio had lower exposure to the more equity-sensitive areas.

From an economic sector perspective versus the S&P 500 Index, the Fund’s underweight to telecommunication services contributed to performance, as we had no investments in the underperforming integrated telecommunication services industry. An underweight in consumer staples, especially no allocation in the faltering household products industry, added value.

Selection within information technology trailed the Index, and more specifically, selection in and an underweight to the Internet software and services industry. The Fund’s selection in industrials hampered returns, especially within the aerospace and defense industry. An average underweight to and security selection in financials also detracted from our investments, especially within asset management and custody banks.

38	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

MANAGING RISK OVER MARKET CYCLES

The Growth and Income Fund historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the Fund will achieve or maintain its investment objective. Results are before taxes on Fund distributions and assume reinvestment of dividends and capital gains. Index data shown is from 11/1/88, since comparative index data is available only for full monthly periods.

Logarithmic scales can be useful when looking at performance data over a long period of time. Common percent changes are represented by an equal spacing between the numbers in the scale. For example, the distance between $1 and $2 is equal to the distance between $2 and $4 because both scenarios represent a 100% increase in price.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the downmarket was captures by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

Please describe the Fund’s participation in up and down markets since its inception.

The Fund invests in a combination of stocks, convertible securities and bonds to offer a total-return-oriented investment that seeks to keep a consistent balance of risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

There are a variety of ways to express up- and down-market capture, whether it is calculated daily, monthly, quarterly, or as we look at the markets—in longer-term up-and-down market trends. In the chart above, you can see how the Fund performed through distinct market periods. In the five major market periods shown, the Fund has generally participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

www.calamos.com	39

Calamos Growth and Income Fund

How is the Fund positioned?

We are positioned with an emphasis on both cyclical and secular growth opportunities. Our focus is on higher-growth businesses, in sectors such as information technology, health care, consumer discretionary, and financials. We expect well-positioned companies to benefit from a variety of macro themes, including mobility and innovation, open access to information and entertainment, productivity enhancements, and global infrastructure demand. We strive to invest in firms with an attractive growth profile, increasing return on invested capital, a solid balance sheet, a compelling business model, and alignment with our key secular themes. We believe the market will likely continue to trend upwards and feel our growth-oriented positioning is appropriate. The Fund’s allocation to equities moved modestly higher in the period, reflecting our overall optimistic market outlook.

The portfolio’s largest allocations in absolute terms include the information technology, financials, consumer discretionary, and health care sectors. Relative to the S&P 500 Index, the portfolio’s largest overweight allocation is to the information technology sector, and its largest underweight allocation is to consumer staples. We also added to the weight in financials and slightly increased utilities. Conversely, we reduced the weight in energy.

What are your closing thoughts for Fund shareholders?

We remain bullish on the U.S. equity market, although some near-term volatility would not be out of the norm. After more than five years of a strong bull market, we still believe there may be room for stocks to advance, as valuations remain reasonable. Global monetary conditions remain accommodative and inflation is almost non-existent. With the Federal Reserve unlikely to raise short-term rates until mid-2015 and European investors pushing down U.S. long-term yields in a quest for income, we expect merger-and-acquisition and buyback activity to remain robust. When the Federal Reserve does raise interest rates, the markets may well experience short-term angst. Longer-term, however, equities have typically performed well when interest rates have been modestly higher, provided that the economy is also expanding.

Valuations for the convertible bond market are attractive, and we continue to be opportunistic. In this environment, we continue to favor convertibles with a balance of equity and fixed-income characteristics, rather than those which are disproportionately equity or credit sensitive. Given the recent turbulent environment and the varying degrees of equity sensitivity among individual convertibles, we cannot stress enough the important role that we believe active management serves in achieving optimal upside appreciation and downside protection.

40	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/22/88) THROUGH 10/31/14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	41

Calamos Growth and Income Fund

GROWTH OF $10,000: FOR 10-YEAR PERIOD ENDED 10/31/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/14

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/22/88
Without Sales Charge	10.33%	9.57%	7.21%
With Sales Charge	5.09	8.51	6.69
Class B Shares – Inception 9/11/00
Without Sales Charge	9.88	8.99	6.58
With Sales Charge	4.88	8.71	6.58
Class C Shares – Inception 8/5/96
Without Sales Charge	9.48	8.76	6.41
With Sales Charge	8.50	8.76	6.41
Class I Shares – Inception 9/18/97	10.60	9.85	7.47
Class R Shares – Inception 3/1/07	10.04	9.30	5.73	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.09%; Class B and C shares is 1.84%; Class I shares is 0.84%; Class R shares is 1.35%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index represents the U.S. convertibles securities market excluding mandatory convertibles. Index data shown for the Annualized Return Since Inception graph is from 9/30/88, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

42	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

CALAMOS GLOBAL GROWTH AND INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2014, Calamos Global Growth and Income Fund returned 4.77% (Class A shares at net asset value) versus a return of 8.32% for the MSCI ACWI Index.

The Fund participated in the global equity rally during the period, led by U.S. stocks, while it provided resilience during market downturns and upside participation during gains versus the benchmark. Still, it did not participate completely in the equity run that at times was challenged by a lack of direction between the investors’ focus on growth and defensive investments.

We manage this Fund with the goal of achieving upside equity participation with potential downside protection over full market cycles. Since its inception on September 9, 1996, the Fund has returned 8.42% on an annualized basis (Class A shares at net asset value) and outperformed the MSCI ACWI Index, which gained 6.88% for the same period.

Please discuss the Fund’s lower-volatility characteristics?

We believe the Fund’s historical lower-volatility characteristics are a by-product of our investment style and focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus the market, which is assigned a beta of 1.0. A fund with half the volatility of the market would have a beta of 0.5, while a fund with a beta of 2.0 would have been twice as volatile as the market.

Since its inception, the Fund has had a beta of 0.69 (Class A shares) versus the MSCI ACWI Index. The Fund has therefore outperformed the broader equity market, as measured by the MSCI ACWI Index, with less volatility than the equity markets. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance?

During the period, the Fund generated a positive return, although it trailed the performance of the all-equity MSCI ACWI Index. In the earlier stages of the period, equities and equity-sensitive securities, including convertible bonds, delivered strong gains as investors continued to demand securities reflecting generally improved economic conditions. The Fund benefitted as higher-growth and more-cyclical areas of the market (technology, consumer discretionary, and industrials) outperformed more defensive areas. However, the remainder of the year constituted a period of considerably choppy returns in global equities overall. Against this backdrop, the Fund provided resilience versus the Index during the downturns. The Fund also participated in market gains. In other words, it rode the market’s valleys and peaks with significantly less volatility than the Index.

From a security type perspective, the Fund’s holdings in securities we view as defensive equity, including convertible bonds, also hampered relative performance in the period, as they trailed the stronger gains in global equities. During the period, convertible bonds that had the most equity sensitivity or the most credit sensitivity performed best

OVERVIEW

The Fund invests primarily in global equity and convertible securities in an attempt to balance risk and reward while providing growth and income.

KEY FEATURES

¡	Combining equity and convertible holdings, aiming to limit downside risk while potentially capturing upside equity participation

¡	Provide a core holding option that aims to maintain a consistent risk posture throughout the market cycle

¡	Participate in the upside movements of the global equity market while lessening the damage of down periods

PORTFOLIO FIT

The Fund can provide a long-term core allocation to global equities with the potential for lower volatility over market cycles.

FUND NASDAQ SYMBOLS
A Shares	CVLOX
B Shares	CVLDX
C Shares	CVLCX
I Shares	CGCIX
R Shares	CVLRX

FUND CUSIP NUMBERS
A Shares	128119500
B Shares	128119732
C Shares	128119708
I Shares	128119609
R Shares	128119385

www.calamos.com	43

Calamos Global Growth and Income Fund

SECTOR WEIGHTINGS
Information Technology	22.7%
Consumer Discretionary	18.1
Financials	14.7
Industrials	10.9
Energy	9.7
Health Care	8.3
Consumer Staples	5.0
Materials	3.3
Utilities	1.5
Telecommunication Services	1.3

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents and any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

within the universe. As the Fund has historically owned total return convertibles (i.e., those that display asymmetric upside and downside relative to the underlying common stock), the portfolio had lower exposure to these outperforming areas.

Strong security selection and an average overweight in health care, especially holdings in the life science tools and services industry, contributed to Fund performance. An underweight position and favorable security selection in materials, particularly in the steel industry, also added value. Selection in and an underweight toward industrials, especially in the industrial conglomerates and construction-and-engineering industries, hindered performance. Selection in financials also hampered returns, particularly with holdings in asset management and custody banks.

Strong selection and an overweight position in Denmark along with selection in South Korea added to Fund performance. Selection and an underweight position in the U.S., as well as an overweight position and selection in the Netherlands, negatively impacted performance.

MANAGING RISK OVER MARKET CYCLES

The Global Growth and Income Fund historically has captured a significant amount of upside during bull markets and limited losses when global markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestment of dividends and capital gains. Index data shown is from 11/1/88, since comparative index data is available only for full monthly periods.

44	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

Logarithmic scales can be useful when looking at performance data over a long period of time. Common percent changes are represented by an equal spacing between the numbers in the scale. For example, the distance between $1 and $2 is equal to the distance between $2 and $4 because both scenarios represent a 100% increase in price.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the downmarket was captures by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

Please describe the Fund’s participation in up and down markets since its inception?

The Fund invests in a combination of stocks, convertible securities and bonds to offer a total return-oriented investment that seeks to keep a consistent balance of risk and reward through full market cycles. As we focus on managing volatility, we strive to participate in a greater portion of equity market upside than downside.

There are a variety of ways to express up- and down-market capture, whether it is calculated daily, monthly, quarterly, etc., or as we look at the markets—in longer-term up- and down-market trends. In the chart above, you can see how the Fund performed through a few distinct market periods. In the five major market periods shown, we believe that the Fund has participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

www.calamos.com	45

Calamos Global Growth and Income Fund

How is the Fund positioned?

We continue to position the portfolio with the goal of benefiting from the majority of the global equity market’s upside, while protecting capital from downside volatility and capital loss. Although convertibles may lag in some environments, we believe that pairing convertibles and equity allows us to construct a portfolio that has the potential to provide equity-like returns with significantly less volatility and equity beta over full market cycles.

Based on concern about the broad impact of a strengthening U.S. dollar, we have focused our country exposures through security selection on commodity-consuming countries rather than commodity-producing countries. We believe a stronger dollar will contribute to further secular weakness in commodity prices, which ultimately may have a negative impact on exporters of minerals and commodities. We also are favoring countries and companies that are increasing exports to the U.S. Countries such as Mexico, India, Korea, and Taiwan have historically performed well during previous periods of U.S. dollar strength.

We maintain a preference for countries that are undergoing structural reforms, viewing such economic initiatives as providing a catalyst for sustainable growth. We are also tilting the portfolio toward companies benefiting from the growth in emerging-market demand, particularly within technology, consumer, health care, and industrials.

Based on an intersection of bottom-up and top-down criteria, we have become increasingly constructive on Japan’s equity market over recent months. We anticipated that the Bank of Japan would provide additional accommodative monetary policy and that Japan’s Government Pension Investment Fund would continue to increase allocations to local equities. In October, the Bank of Japan made a surprise announcement that it would increase its monetary target by ¥80 trillion and also purchase stock assets.

The Fund’s largest allocations in absolute terms include the information technology and consumer discretionary sectors. Relative to the MSCI ACWI Index, the Fund’s largest overweight allocation is in information technology and the largest underweight allocation is in financials. We also added to consumer discretionary and industrials. Conversely, we reduced health care and consumer staples.

What are your closing thoughts for Fund shareholders?

We anticipate moderate global growth in 2015, as monetary conditions remain accommodative, and inflation seems almost non-existent in developed markets and mainly on the decline in emerging markets. Europe may contribute little if anything to global growth in 2015, but we believe this weakness will likely be offset by the U.S. and emerging markets.

We see attractive prospects in the convertible market, where issuance has increased as economic recovery progresses. With $73 billion in issuance through September, global issuance is on pace to be at its highest level since 2007. We have seen healthy sector breadth in issuance as well as regional diversification. We are also excited that a number of well-established companies have chosen to issue convertibles, viewing this increased adoption as a decided positive for the asset class. With the potential for further global volatility and higher interest rates, the Fund’s combination of asset classes provides an opportunity for investors to benefit from global securities in a risk-managed manner.

46	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/9/96) THROUGH 10/31/14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Lipper, Inc.

www.calamos.com	47

Calamos Global Growth and Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/14

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/9/96
Without Sales Charge	4.77%	7.54%	7.07%
With Sales Charge	-0.23	6.49	6.55
Class B Shares – Inception 9/11/00
Without Sales Charge	4.04	6.74	6.43
With Sales Charge	-0.33	6.43	6.43
Class C Shares – Inception 9/24/96
Without Sales Charge	3.98	6.75	6.27
With Sales Charge	3.12	6.75	6.27
Class I Shares – Inception 9/18/97	4.99	7.80	7.34
Class R Shares – Inception 3/1/07	4.62	7.27	3.91	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.41%; Class B and C shares is 2.16%; Class I shares is 1.15%; Class R shares is 1.66%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The MSCI ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.

The MSCI World Index (U.S. Dollars) is a market-capitalization weighted index composed of companies representative of the market structure of developed market countries in North America, Europe and the Asia/Pacific region. Since inception data for the index is shown from 9/30/96 since data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

48	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

CALAMOS CONVERTIBLE FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2014, Calamos Convertible Fund returned 8.74% (Class A shares at net asset value). For this same period, the BofA Merrill Lynch All U.S. Convertibles Index returned 13.48%, the Value Line Convertible Index gained 10.11%, and the S&P 500 Index returned 17.27%.

With this Fund, our strategy is to actively position our investments in a way that we believe optimizes the Fund’s risk-reward profile. The broad convertible market became more equity-sensitive with the equity rally during the period, which potentially increases the risk of loss in downturns. We actively manage the Fund with a risk-aware mindset, which led us to underweight the most equity-sensitive convertibles. While that hindered performance during the period, we believe we have positioned the Fund in a way that is mindful of the increased risk in the convertible market.

We manage this Fund with the goal of achieving upside equity participation with potential downside protection over full market cycles. Since its inception on June 21, 1985, the Fund returned 9.48% on an annualized basis (Class A shares at net asset value), compared with a gain of 8.83% for the Value Line Convertible Index and 10.92% for the S&P 500 Index.

Please discuss the Fund’s lower-volatility characteristics.

We believe the Fund’s historical lower-volatility characteristics are a by-product of our investment style and we focus on participating in equity market upside with less volatility than the market as a whole. Beta is one popular statistic for measuring volatility. Beta considers a fund’s historic volatility versus a market index, which is assigned a beta of 1.0. A fund with half the volatility of the benchmark index has a beta of 0.5, while a fund with a beta of 2.0 is twice as volatile as the market.

Since its inception, the Fund had a beta of 0.63 (Class A shares) versus the S&P 500 Index. The Fund has therefore provided comparable performance to the broader equity market, as measured by the S&P 500 Index, with less volatility. Please note that past performance does not indicate future results and that beta is one of many measures of risk.

What factors influenced performance over the period?

Convertibles are bonds that can be converted into equities from the same issuer, which allows convertibles to potentially benefit from both equity rallies and bond characteristics that can limit losses. The Fund participated in the strong equity market during the period as investors embraced an accommodative central bank policy, an improving jobs market, and strong corporate earnings.

As noted above, we seek convertibles that we believe offer an optimal risk-reward profile. We call these types of securities total return convertibles, because they are potentially less sensitive to equity volatility and credit events of the issuers. Consistent with our investment process, the portfolio was underweight to convertibles that were the most equity- and credit-sensitive. Convertibles at these extreme ends of the convertible market outperformed during the period, as individual names in these areas performed strongly.

OVERVIEW

The Fund invests primarily in convertible securities of U.S. companies that are diversified across market sector and credit quality.

KEY FEATURES

¡	Leverage more than three decades of research in convertible security investing

¡	A portfolio diversified across market sector and credit quality emphasizing mid-sized companies with higher-quality balance sheets

¡	Seeks to provide upside participation in equity markets with less exposure to downside than an equity-only portfolio over a full market cycle

PORTFOLIO FIT

The Fund offers a way to potentially manage risk alongside an equity allocation with securities that participate in upside equity movements with limited downside participation.

FUND NASDAQ SYMBOLS
A Shares	CCVIX
B Shares	CALBX
C Shares	CCVCX
I Shares	CICVX
R Shares	CCVRX

FUND CUSIP NUMBERS
A Shares	128119401
B Shares	128119773
C Shares	128119823
I Shares	128119864
R Shares	128119369

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Calamos Convertible Fund

SECTOR WEIGHTINGS
Information Technology	33.2%
Health Care	18.8
Financials	13.4
Consumer Discretionary	11.6
Industrials	9.3
Energy	6.1
Utilities	2.6
Consumer Staples	1.4
Telecommunication Services	0.5
Materials	0.5

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents and any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

Also, the Fund had a higher quality bias than the benchmark throughout the period, making the portfolio underweight to the CCC-credit tier. As this tier underperformed, our underweight allocation to these low-quality credits enhanced relative performance.

From an economic sector perspective, our underweight toward and selection in energy supported performance. Selection in the oil and gas exploration and production industry held up better than the names in the benchmark. Additionally, the portfolio benefited from a lack of holdings in the coal and consumable fuels industry, which strongly underperformed through the period. Our underweight in the more defensive consumer staples sector also supported relative performance.

Selection in information technology held back performance, particularly holdings in the semiconductors and Internet software industries. We tend to favor technology companies because of their strong growth profiles, high-quality cash flows, and potential benefits from increased capital spending. We also expect technology companies to benefit from long-term secular growth themes, including productivity enhancements and the demand for mobility and connectivity.

Selection in financials along with an overweight toward and selection in the consumer discretionary sector also hindered relative performance. In the financials sector, we continue to focus on asset management and financing companies, as we expect them to benefit from the strong capital markets and improving economy.

50	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

MANAGING RISK OVER MARKET CYCLES

Over the last 20 years, the Convertible Fund historically has captured a significant amount of upside during bull markets and limited losses when markets have plunged.

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. Performance reflected at NAV does not include the Fund’s maximum front-end sales load of 4.75% had it been included, the Fund’s return would have been lower. For the most recent fund performance information visit www.calamos.com.

There is no assurance that the Fund will achieve or maintain its investment objective. Results are before taxes on fund distributions and assume reinvestment of dividends and capital gains.

Logarithmic scales can be useful when looking at performance data over a long period of time. Common percent changes are represented by an equal spacing between the numbers in the scale. For example, the distance between $1 and $2 is equal to the distance between $2 and $4 because both scenarios represent a 100% increase in price.

Upside capture ratio measures a manager’s performance in up markets relative to the named index itself. It is calculated by taking the security’s upside capture return and dividing it by the benchmark’s upside capture return. Downside capture ratio measures manager’s performance in down markets as defined by the named index. A down-market is defined as those periods (months or quarters) in which named index return is less than 0. In essence, it tells you what percentage of the downmarket was captures by the manager. For example, if the ratio is 110%, the manager has captured 110% of the down-market and therefore underperformed the market on the downside. Source: State Street Corporation and Lipper, Inc.

Please describe the Fund’s participation in up and down markets since its inception.

Convertible securities combine characteristics of stocks and fixed income securities. Like stocks, convertibles typically offer potential upside participation in rising equity markets. Like bonds, convertible securities may provide income and potential downside protection in declining markets.

There are a variety of ways to express up-market and down-market capture, whether it is calculated daily, monthly, quarterly, or as we look at the markets—in longer-term up and down market trends. In the chart above, you can see how the Convertible Fund performed compared to the U.S. equity market through distinct market periods over the past 20 years. In the five major market periods shown, we believe that the Fund has

www.calamos.com	51

Calamos Convertible Fund

participated in the upside movements of the equity market while limiting the downside exposure during times of tumult.

How is the Fund positioned?

Even with strong equity performance during the period, investors experienced bouts of volatility over geopolitical and interest rate concerns. As equity prices continued to move higher, the convertible market became increasingly equity sensitive. While the benchmark convertible index is positioned to participate more fully with the equity market’s upside, it also offers less downside protection should the markets retreat. We recognize that there will be volatility in the markets and have proceeded with a risk-aware mindset. As such, we continue to advocate an active approach to convertibles and place emphasis on those issues which strike a balance of risk and reward.

We also consider our credit-quality position given the potential for volatility. While we invest across the entire credit-quality spectrum, the Fund has a much lighter allocation with respect to the most speculatively rated issuers. We have witnessed in the past that these holdings do not provide needed downside protection when the underlying equity declines.

We are attracted to the pro-cyclical areas of the market as these areas have performed well during the mid-to-late part of the economic cycle and periods of rising interest rates. Relative to the benchmark, the Fund is overweight to the information technology, industrials, and consumer discretionary sectors. The Fund is underweight to financials, materials, utilities, consumer staples and health care. In terms of changes over the period, we increased the Fund’s weightings in information technology and utilities sectors and reduced weightings in the consumer discretionary, materials, health care, financials and industrials sectors.

What are your closing thoughts for Fund shareholders?

We believe investing in convertibles is about participating in a portion of the equity market upside while also providing a measured degree of downside protection. In this respect, we think returns are best viewed over a full market cycle. As discussed above, convertible performance during the period was driven by performance of the most equity-sensitive securities. Our view is that the market will be negatively impacted when spreads widen and equities decline. We believe that active management in the convertible universe is essential to providing desirable risk-managed results over time.

We see attractive prospects in the convertible market, where issuance has increased as economic recovery progresses. As of the end of October, issuance in the U.S. was at $37.4 billion, well on pace to exceed the 2013 total of $40.3 billion. We have seen healthy sector breadth in issuance, as well as regional diversification. We are also excited that a number of “household name” companies have chosen to issue convertibles, viewing this increased adoption as a decided positive for the asset class.

We have positioned the Fund with the goal of balancing secular and cyclical growth opportunities, while maintaining a keen adherence to valuation discipline. We think the opportunities in the convertible market are significant, but the need for disciplined active management remains paramount. We maintain a focus on convertibles that are neither extremely equity- nor credit-sensitive as we remain committed to balancing upside equity participation with potential downside protection.

52	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund

ANNUALIZED RETURN: SINCE INCEPTION (6/21/85) THROUGH 10/31/14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

www.calamos.com	53

Calamos Convertible Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/14

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 6/21/85
Without Sales Charge	8.74%	8.12%	6.42%
With Sales Charge	3.60	7.08	5.90
Class B Shares – Inception 9/11/00
Without Sales Charge	7.89	7.31	5.78
With Sales Charge	2.89	7.01	5.78
Class C Shares – Inception 7/5/96
Without Sales Charge	7.86	7.30	5.62
With Sales Charge	6.88	7.30	5.62
Class I Shares – Inception 6/25/97	8.99	8.40	6.69
Class R Shares – Inception 3/1/07	8.44	7.85	5.66	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.12%; Class B and C shares is 1.87%; Class I shares is 0.87%; Class R shares is 1.37%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income of taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The BofA Merrill Lynch All U.S. Convertibles Ex-Mandatory Index is comprised of approximately 700 issues of only convertible bonds and preferreds of all qualities.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market.

The Value Line Convertible Index is an equally-weighted index of the larger convertibles, representing 90% of the U.S. convertible securities market. Index data shown for the Annualized Returns Since Inception graph is from 6/30/85, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

54	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund

CALAMOS TOTAL RETURN BOND FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2014, Calamos Total Return Bond Fund gained 3.71% (Class A shares at net asset value), versus a 4.14% return for the Barclays U.S. Aggregate Bond Index.

Since its inception on June 27, 2007, the Fund gained 5.06% on an annualized basis (Class A shares at net asset value), versus a 5.28% return for the Barclays U.S. Aggregate Bond Index.

What factors influenced performance over the period?

The Fund benefited from a significant overweight position in corporate bonds, especially its heavier allocation to BBB and BB credits, as credit spreads narrowed. A combination of lower Treasury yields and moderate economic growth continues to be supportive of the corporate bond asset class. The low interest environment has allowed corporations to strengthen their balance sheets and reduce debt servicing costs through refinancing at very low interest rates. Moody’s expects default rates to start inching higher over the next year, but we expect that default rates should remain low. Maintaining a shorter duration in these instruments will also allow us to reposition, should more attractive yield opportunities present themselves in the near future. Performance also was aided by the lack of allocation to underperforming Treasurys, mortgages, and agencies.

The Fund’s positioning in shorter-duration securities hindered performance as longer durations outperformed. While the allocation to sovereign bonds in the benchmark was very small, sovereigns outperformed during the period. The Fund’s lack of ownership of sovereigns slightly hindered performance.

How is the Fund positioned?

We continue to keep the duration of the portfolio relatively short, given that we do not see yields further out on the curve justifying the additional risk of a rise in longer term interest rates. The portfolio remains overweight to corporate debt, as we see this as the most attractive segment of the bond market.

Within corporate bonds, the portfolio has its heaviest weighting in names within the consumer discretionary, financials, and information technology sectors. Our lightest positions are in utilities, telecommunication services, and consumer staples.

What closing thoughts do you have for Fund shareholders?

Now that the Federal Reserve’s quantitative easing program is complete, we believe the market will continue to price in the likelihood of the first federal funds rate hike in 2015. This would lead to an increase in short-term rates, though the effects of rate increases on longer-term Treasurys may be more muted given strong demand and geopolitical concerns. We continue to expect that the performance of bonds going forward will be generated from coupon income and not price appreciation, and we think credit selection over the next 12 months will be a key driver of performance.

OVERVIEW

The Fund invests primarily in U.S. fixed income instruments, including government and agency securities, corporate debt and high yield debt.

KEY FEATURES

¡	Active management blending global investment themes and fundamental research

¡	Opportunistic sector allocations that provide greater flexibility in managing risk and reward

¡	Broad diversified exposure to U.S. investment-grade bond market and complementary holdings that may include high yield securities, international bonds and currencies

¡	Active interest rate analysis focused on conservative portfolio duration positioning, given our expectation of rising interest rates

PORTFOLIO FIT

The Fund offers broad exposure to the U.S. investment-grade bond market.

FUND NASDAQ SYMBOLS
A Shares	CTRAX
B Shares	CTXBX
C Shares	CTRCX
I Shares	CTRIX
R Shares	CTRRX

FUND CUSIP NUMBERS
A Shares	128119310
B Shares	128119294
C Shares	128119286
I Shares	128119278
R Shares	128119260

ASSET ALLOCATION
Corporate Bonds	98.0%
Cash and Receivables/Payables	2.0

Asset allocation is subject to change daily and is calculated as a percentage of net assets.

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Calamos Total Return Bond Fund

GROWTH OF $10,000: SINCE INCEPTION (6/27/07) THROUGH 10/31/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/14

	1 YEAR	5 YEARS	SINCE INCEPTION
Class A Shares – Inception 6/27/07
Without Sales Charge	3.71%	3.44%	5.06%
With Sales Charge	-0.14	2.65	4.52
Class B Shares – Inception 6/27/07
Without Sales Charge	2.94	2.67	4.28
With Sales Charge	-0.50	2.45	4.28
Class C Shares – Inception 6/27/07
Without Sales Charge	2.94	2.67	4.28
With Sales Charge	1.96	2.67	4.28
Class I Shares – Inception 6/27/07	3.97	3.70	5.33
Class R Shares – Inception 6/27/07	3.45	3.18	4.80

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 0.99%; Class B and C shares is 1.74%; Class I shares is 0.74%; Class R shares is 1.24%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 3.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Barclays U.S. Aggregate Bond Index is considered generally representative of the investment-grade bond market. Index data shown for the Since Inception Growth of $10,000 graph is from 6/30/07, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

56	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Fund

CALAMOS HIGH INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2014, Calamos High Income Fund gained 5.11% (Class A shares at net asset value), versus a 6.27% return for the BofA ML U.S. High Yield BB-B Constrained Index and a 5.54% gain for the Credit Suisse High Yield Index.

We believe the Fund will benefit from our commitment to specialized fundamental research with the strengthening of the firm’s team in 2013, including the addition of high yield expertise with the hiring of Jeremy Hughes, CFA, and Chris Langs, CFA. Collectively, they have more than 40 years of investment experience, most recently overseeing high yield assets at Aviva Investors. The Fund utilizes decades of experience in credit research to create a portfolio that is focused on total return and preserving capital, rather than an exclusive focus on yield.

Since its inception on August 2, 1999, the Fund gained 6.79% on an annualized basis (Class A shares at net asset value), versus a 7.01% return for BofA ML BB-B U.S. High Yield Constrained Index and 7.69% for the Credit Suisse High Yield Index over the same period.

What factors influenced performance over the period?

The Fund’s positive performance during the period reflected the strong high-yield market, supported by strength in the U.S. economy. As shorter term Treasury yields increased and longer-term yields declined, the best performing segments of the market resided at the longer end of the yield curve. The Fund was underweight to bonds with maturities between one and five years, which enhanced performance. Further aiding relative returns was our heavier positioning in bonds with five- to 10-year maturities. However, we were underweight to the longest-term bonds, which hindered performance. As we are mindful of the potential for interest rate increases in 2015, we have tended to underweight bonds with the longest maturities, which are the most sensitive to interest rate movements.

Credit spreads widened 25 basis points during the period, largely because of a selloff in the third quarter of 2014 when spreads rose considerably to the highest levels of the year. The selloff was related to investor concerns regarding the timing of potential interest rate hikes by the Federal Reserve. As the Fund had a slightly higher allocation to the lower-quality tiers versus the BofA ML U.S. High Yield BB-B Constrained Index, the widening was disadvantageous to performance. At the beginning of 2014, the Fund’s primary benchmark was changed to the BofA ML U.S. High Yield BB-B Constrained Index, which reflects the Fund’s bias toward avoiding the most speculative-grade bonds. Relative to the Credit Suisse High Yield Index, the Fund at the end of the period was significantly underweight the lowest and most speculative CCC credits.

From an economic sector perspective, the Fund benefited from selection in the construction machinery industry within the industrials sector. As of the end of the period, we were overweight the industrials sector, which may benefit from an infrastructure build-out. Performance also was enhanced by holdings in the casinos and gaming, homebuilding, and cable and satellite industries within the consumer discretionary sector. We are overweight the consumer discretionary sector, which may benefit from the increasing spending power of the consumer. An overweight toward and selection in energy, particularly oil and gas related industries, held back relative performance along with our underweight toward and selection in financials.

OVERVIEW

The Fund invests in a diversified portfolio of U.S. and non-U.S. high yield bonds.

KEY FEATURES

¡	Uses three decades of experience in credit evaluation to find issuers with sustainable revenues and lower risk of default

¡	Emphasis on total return, rather than an exclusive focus on yield, may enhance our ability to generate alpha and preserve capital over the entire credit cycles

¡	A disciplined process using fundamental analysis which can potentially provide the best opportunity for identifying investments

PORTFOLIO FIT

The Fund can complement speculative-grade or investment-grade credit exposure which may provide an attractive option for fixed income investors concerned about generating income.

FUND NASDAQ SYMBOLS
A Shares	CHYDX
B Shares	CAHBX
C Shares	CCHYX
I Shares	CIHYX
R Shares	CHYRX

FUND CUSIP NUMBERS
A Shares	128119815
B Shares	128119724
C Shares	128119799
I Shares	128119781
R Shares	128119377

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Calamos High Income Fund

SECTOR WEIGHTINGS
Consumer Discretionary	25.1%
Energy	17.8
Industrials	13.1
Materials	10.5
Health Care	7.8
Telecommunication Services	7.5
Information Technology	6.5
Financials	4.4
Utilities	1.6
Consumer Staples	0.6

Sector weightings are subject to change daily and are calculated as a percentage of net assets. The table excludes cash or cash equivalents and any government/sovereign bonds or broad-based index hedging securities the Fund may hold.

Further, a selective use of convertible bonds aided performance, as convertibles were lifted by a rally in their underlying stocks.

How is the Fund positioned?

We continue to focus on issuers’ balance sheets and debt servicing abilities. We are currently favoring mid-grade credits, which we believe offer more favorable risk/reward profiles over the full credit cycle. From a credit-quality perspective, the Fund is positioned relatively underweight to the BB and BBB credit tiers while relatively overweight to the B credit tier, versus the BofA ML U.S. High Yield BB-B Constrained Index. The BB credit tiers have the highest amount of interest rate sensitivity should rates move higher, as we expect. Similarly, we maintain a lower duration in these higher-quality credit tiers relative to the Index.

The Fund’s largest overweight positions are to the consumer discretionary, information technology, and industrials sectors, which have historically performed well during periods of rising interest rates. The Fund’s largest underweights are to the telecommunication services and utilities sectors.

What are your closing thoughts for Fund shareholders?

Differences between credit tiers is becoming more pronounced as investors shun the lower quality and fundamentally underperforming credits for bonds with higher-credit quality. With Moody’s expecting default rates to start inching higher over the next year, we believe that credit selection will become more critical. Now that quantitative easing has winded down, we believe the market will continue to price in the likelihood of the first rate hike by the Federal Reserve in 2015.

At current spreads, we believe the high-yield market does have some cushion to absorb higher rates, which makes the asset class look attractive relative to other fixed income alternatives. We expect most of the performance to be generated from coupon income and not price appreciation, and we think credit selection will be the key driver of gains generation over the next 12 months.

ANNUALIZED RETURN: SINCE INCEPTION (8/2/99) THROUGH 10/31/14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation and Mellon Analytical Solutions, LLC.

58	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/14

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 8/2/99
Without Sales Charge	5.11%	7.67%	6.23%
With Sales Charge	0.15	6.63	5.71
Class B Shares – Inception 12/21/00
Without Sales Charge	4.37	6.86	5.60
With Sales Charge	-0.53	6.55	5.60
Class C Shares – Inception 12/21/00
Without Sales Charge	4.32	6.85	5.44
With Sales Charge	3.34	6.85	5.44
Class I Shares – Inception 3/1/02	5.37	7.94	6.50
Class R Shares – Inception 3/1/07	4.87	7.39	5.55	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.18%; Class B and C shares is 1.93%; Class I shares is 0.93%; Class R shares is 1.43%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2003. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graph does not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The BofA Merrill Lynch BB-B US High Yield Constrained index tracks the performance of BB and B rated high yield bonds.

The Credit Suisse High Yield Index is an unmanaged index of high yield debt securities. Index data shown is from 7/31/99, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

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Calamos Market Neutral Income Fund

OVERVIEW

The Fund’s core market strategies include covered call writing and convertible arbitrage, complemented by an opportunistic sleeve. Together, these strategies are intended to provide the Fund with an enhanced potential for risk-managed returns due to their differing responses to volatility.

KEY FEATURES

¡	One of the first alternative mutual funds, capitalizing on experience in the convertible space going back more than three decades

¡	Low correlation with most fixed income benchmarks

¡	Risk management is a primary focus, with risk characteristics that remain well below the equity and fixed income benchmarks

PORTFOLIO FIT

The Fund may provide potential diversification, in particular in a low interest-rate environment.

FUND NASDAQ SYMBOLS
A Shares	CVSIX
B Shares	CAMNX
C Shares	CVSCX
I Shares	CMNIX
R Shares	CVSRX

FUND CUSIP NUMBERS
A Shares	128119203
B Shares	128119757
C Shares	128119849
I Shares	128119880
R Shares	128119351

CALAMOS MARKET NEUTRAL INCOME FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2014, Calamos Market Neutral Income Fund gained 3.27% (Class A shares at net asset value), versus a 4.21% return for the Barclays U.S. Government/Credit Bond Index and 0.03% return for the Citigroup 30-Day U.S. Treasury Bill Index.

The Fund is among the first liquid alternative offerings with more than 20 years of history that blends three strategies—convertible arbitrage, covered call writing, and beta neutral long/short equity. In addition to offering an attractive historical risk/reward profile, the Fund may enhance long-term portfolio diversification potential, especially versus fixed income securities. The Fund’s three strategies all contributed positively to performance during the period.

Since inception on September 4, 1990, the Fund gained 6.72% on an annualized basis (Class A shares at net asset value). For the same period, the Barclays U.S. Government/Credit Bond Index gained 6.63% while the Citigroup 30-Day U.S. Treasury Bill Index returned 2.82%.

How did the Fund’s strategies on the whole contribute to performance?

The rise in equities during the period (the S&P 500 Index returned 17.27%) aided performance, as all three strategies harnessed this upswing to contribute positively to Fund returns. Covered call writing involves the purchase of a basket of equities and the sale of call options, and the equity basket reflected the strong stock performance during the period. In the convertible arbitrage strategy, the value of convertibles rose, as they were sensitive to positive movements of underlying equities. The long/short beta neutral strategy benefited from the rise in equities, as its long positions were weighted heavier than short positions. Equity long positions are beneficial in rising equity markets, while short positions tend to do well when stocks fall.

How did the covered call strategy contribute?

The covered call writing strategy was supported by the strong return of the S&P 500 Index, as the equity basket advanced along with the market. With the sales of call options, the strategy was inhibited by below-average volatility that translated to lower selling prices for options. The S&P 500 Volatility Index (VIX), an index that represents the fluctuations of the equity market, increased slightly to 14.03 at the end of the period from 13.75 at the beginning. The Index’s long-term average is about 20. Still, we saw significant “volatility of volatility” during the period, as the volatility of the VIX rose 36% over the period as risk environments changed.

How did convertible arbitrage perform?

The convertible arbitrage strategy also benefited from rising equity prices, as more value was gained on the long convertible positions than was lost on the short equity positions over the period. A detractor for convertible arbitrage included the near zero federal funds rate, as we received no interest on short equity positions. The broad convertible market’s increased discount to fair value hampered performance, as a key

60	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

component of the strategy is based on our estimates of convertibles’ fair value. According to Calamos proprietary research, the average convertible traded at a 2.6% discount at the end of the reporting period versus a 0.2% discount 12 months earlier.

How did the beta neutral long-short equity strategy perform?

We introduced a beta-neutral long/short equity strategy into the Fund in early 2013. It seeks to minimize market risk by taking long positions in an economic sector or industry while simultaneously utilizing short positions in the same sector or industry. While the strategy provided a positive return during the reporting period, it lagged behind the other strategies as the strong stock rally challenged short equity positions. The benefit of the Fund’s allocation in this strategy continued to be its lack of correlation to the equity market, which has helped lower volatility and beta (a measure of risk relative to the market average) in the Fund.

How is the Fund positioned?

The Fund allocated 49% to convertible arbitrage, 45% to covered call writing and 6% to the beta-neutral long-short equity strategy as of the end of the period. Convertible arbitrage tends to perform well in periods of rising volatility, and we believe that volatility will rise from the relative calm of the past 12 months. At the same time, the lack of interest earned on short positions in convertible arbitrage continues to be an impediment towards raising the convertible arbitrage allocation higher.

What closing thoughts do you have for Fund shareholders?

We believe the Fund performed well based on its mandate of providing an absolute return with low volatility. As we look forward, we continue to expect fluctuations in the markets due to geopolitical events or continued speculation on the Federal Reserve and interest rates. An increase in volatility would likely be favorable to the Fund, because it may help generate rebalancing opportunities for the convertible arbitrage strategy and more income from the sale of options in the covered call strategy.

In this environment, we think investors could benefit from the characteristics that this alternative investments presents. We believe the Fund’s low correlations to other bonds, bond-like volatility and lack of interest rate sensitivity make the Fund a strong alternative to bonds as interest rates may rise.

STRATEGY ALLOCATION

Strategy Allocation is subject to change daily and is calculated as a percentage of net assets.

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Calamos Market Neutral Income Fund

ANNUALIZED RETURN: SINCE INCEPTION (9/4/90) THROUGH 10/31/14

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted.

The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. You can obtain performance data current to the most recent month end by visiting www.calamos.com. Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average. All performance shown assumes reinvestment of dividends and capital gains distributions. Performance is for the Fund’s Class A shares at net asset value and does not include the Fund’s maximum front-end sales charge of 4.75%—had it been included, the Fund’s return would have been lower. The Fund also offers Class B, Class C, Class I and Class R shares, the performance of which may vary. Performance shown reflects an expense reimbursement that improved results. Source: State Street Corporation, Lipper, Inc., and Mellon Analytical Solutions, LLC.

62	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund

GROWTH OF $10,000: FOR THE 10-YEAR PERIOD ENDED 10/31/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/14

	1 YEAR	5 YEARS	10 YEARS OR ^SINCE INCEPTION
Class A Shares – Inception 9/4/90
Without Sales Charge	3.27%	4.69%	3.45%
With Sales Charge	-1.61	3.67	2.94
Class B Shares – Inception 9/11/00
Without Sales Charge	2.43	3.91	2.83
With Sales Charge	-2.57	3.57	2.83
Class C Shares – Inception 2/16/00
Without Sales Charge	2.40	3.90	2.67
With Sales Charge	1.40	3.90	2.67
Class I Shares – Inception 5/10/00	3.40	4.93	3.71
Class R Shares – Inception 3/1/07	2.97	4.43	2.94	^

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 1.28%; Class B shares is 2.05% and C shares is 2.03%; Class I shares is 1.02%; Class R shares is 1.54%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Performance shown reflects the effects of an expense reimbursement that improved results and was in effect until March 31, 2000. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The Barclays U.S. Government/Credit Index is comprised of long-term government and investment-grade corporate debt securities and is generally considered representative of the performance of the broad U.S. bond market. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Lipper, Inc.

The Citigroup 30-Day Treasury Bill Index is an unmanaged index generally considered representative of the performance of short-term money instruments. U.S. Treasury Bills are backed by the full faith and credit of the U.S. government and offer a guarantee as to the repayment of principal and interest at maturity. Index data shown for the Annualized Returns Since Inception graph is from 8/31/90, since comparative index data is only available for full monthly periods. Source: Mellon Analytical Solutions, LLC

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

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Calamos Long/Short Fund

OVERVIEW

The Fund utilizes a high-conviction, best ideas long/short strategy that invest primarily in U.S. equity securities and is diversified with exposure to key sectors.

KEY FEATURES

¡	Seasoned team of investment professionals in the hedge fund and long/short space with deep expertise in the industries they cover

¡	High-conviction investing with the aim of generating alpha through both long and short positions

¡	Catalyst driven and bottom-up fundamental equity investment approach

¡	Collaborative assessment of ideas that are vetted by the entire team rather than one portfolio manager

PORTFOLIO FIT

The Fund may be suitable for investors seeking an alternative solution to complement and diversify a long-only portfolio with an investment that has the potential to lower overall portfolio beta and create superior risk-adjusted returns.

FUND NASDAQ SYMBOLS
A Shares	CALSX
C Shares	CCLSX
I Shares	CILSX
R Shares	CRLSX

FUND CUSIP NUMBERS
A Shares	128120607
C Shares	128120706
I Shares	128120805
R Shares	128120888

CALAMOS LONG/SHORT FUND

INVESTMENT TEAM DISCUSSION

How has the Fund performed?

For the 12-month period ended October 31, 2014, Calamos Long/Short Fund returned 6.33% (Class A shares at net asset value), versus the HFRI Equity Hedge Index gain of 4.99% and S&P 500 Index return of 17.27%.

The Fund outperformed the HFRI Equity Hedge Index during the period, supported by a strong equity rally. The Fund is an alternative strategy, where we take long positions on individual companies that gain when stocks rise and short positions that gain when stocks fall. We believe the Fund provides an opportunity for consistent performance under various market conditions. Our focus is on fundamental research, a consistent portfolio management process, and a mission to generate attractive risk-adjusted returns for our investors.

Since its inception on June 3, 2013, the Fund has returned 6.50% on an annualized basis (Class A shares at net asset value). Over the same period, the HFRI Equity Hedge Index returned 6.71%, while the S&P 500 Index returned 18.23%.

What factors influenced performance over the period?

Overall, market action this past 12 months has been very rotational, with little consistency between the leaders and laggards. In particular, large cap stocks diverged from mid-cap and small-cap equities. For example, the large-cap oriented S&P 500 Index performance of 17.27% during the period outperformed by 920 basis points the small-cap Russell 2000 Index return of 8.06%. (The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe.)

While the Fund’s long positions benefited from the strong equity market overall, performance was challenged by our relatively balanced exposure to market capitalization that included the lagging smaller-cap names. Over the long run, we believe that our ability to invest across the market-capitalization spectrum is a differentiator, which enables us to recognize and appreciate opportunities that would largely go undiscovered by more generalist investors who lack our team’s industry expertise. In October, we were pleased to see markets favor smaller companies, as the Russell 2000 recorded a gain of 6.59% versus the S&P 500 Index return of 2.44%. The Fund responded well in this environment.

From an economic sector perspective, the largest contributors came from our investments in the health care and consumer discretionary sectors, while investments in the energy and information technology sectors detracted from returns. We continue to invest using a high-conviction, fundamental bottom-up approach that we believe has fared well for the Fund and its investors. Overall, we aimed to deliver solid risk-adjusted returns during the period.

How is the Fund positioned?

We finished the period by positioning the Fund with a relatively high overall long position, which is consistent with our positive view of the market. Early in October, we were able to take advantage of the market sell-off by investing in our highest conviction ideas at attractive prices. We remain committed to our diversified investment

64	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Long/Short Fund

approach and continue to find small-cap securities fertile ground for opportunities. Additionally, we remain confident that these securities will provide relative shelter, as U.S. small cap stocks have historically proven to be largely immune from a strengthening dollar and rising interest rates.

The team continuously utilizes industry-specific expertise to identify themes and opportunities to optimize the positioning of the portfolio. We seek investment opportunities in enduring or eroding franchises by identifying unappreciated change in market size, market share, or structural profitability.

In the consumer-oriented industries, we remain constructive on companies exposed to higher income U.S. consumers and concerned about companies exposed to low income U.S. consumers. We are positive on e-commerce and Internet companies that benefit from higher mobile penetration and improvements in mobile/Internet infrastructure. Generally, we are negative on traditional brick and mortar companies that are highly levered to the traditional mall channel where customer traffic has declined.

In the financial sector, we favor companies generating above average organic revenue growth, undergoing structural transformation, and implementing strategic corporate changes. We seek to hold short positions on companies with heightened competition, regulatory oversight, product deficiencies, credit deterioration or managerial turmoil.

In health care, we feel that monopolistic biotechnology drugs will continue to be the most protected class from price erosion while commoditized medical supplies will suffer the most. We believe consolidation in the hospital industry will eventually give way to vertical integration in health care delivery.

The energy sector is under pressure from falling oil prices due to unfavorable supply/demand, Saudi Arabia’s reluctance to support prices, and a strong dollar. We favor natural gas exposure and companies with corporate or capital structure transformations. In the industrials sector, we note weaker global growth indicators, particularly in Europe, and weaker oil and gas capital expenditures.

Finally, in the technology and media sector, our focus is on high-quality franchises with favorable pricing dynamics, strong management and company-specific catalysts. In our view, traditional media companies face a challenging advertising environment that requires the companies to focus on evolving business models.

What are your closing thoughts for shareholders?

Given the uncertainty about equity market stability, we believe investors should consider alternative funds like the Calamos Long/Short Fund, which we believe offers the potential of downside protection with significant upside participation. Alternatives also give investors the option of diversifying and managing risk through a strategy that may have low correlations to bonds, equities and even other alternative investments in their portfolios.

We believe our team, process and portfolio construction, which includes a focus on shorting individual securities, may offer investors a differentiated opportunity in the long/short mutual fund space. Our efforts will continue to focus on positioning the portfolio to achieve investors’ primary objectives of wealth accumulation and preservation. We view ourselves as a strategic partner, playing an instrumental role in aligning our clients with their goals. As always, our ongoing commitment is to deliver superior risk-adjusted returns to our investors.

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Calamos Long/Short Fund

GROWTH OF $10,000: SINCE INCEPTION (6/3/13) THROUGH 10/31/14

AVERAGE ANNUAL TOTAL RETURN† AS OF 10/31/14

	1 YEAR	SINCE INCEPTION
Class A Shares – Inception 6/3/2013
Without Sales Charge	6.33%	6.50%
With Sales Charge	1.31	2.89
Class C Shares – Inception 6/3/2013
Without Sales Charge	5.66	5.73
With Sales Charge	4.66	5.73
Class I Shares – Inception 6/3/2013	6.56	6.74
Class R Shares – Inception 6/3/2013	6.06	6.23

Performance data quoted represents past performance, which is no guarantee of future results. Current performance may be lower or higher than the performance quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost.

As of the prospectus dated 3/1/14, the Fund’s gross expense ratio for Class A shares is 2.40%; Class C shares is 3.43%; Class I shares is 2.43%; Class R shares is 2.68%.

†	Average annual total return measures net investment income and capital gain or loss from portfolio investments as an annualized average assuming reinvestment of dividends and capital gains distributions. Load-adjusted returns are adjusted for the maximum front-end sales load of 4.75% for Class A shares and returns for Class B and C shares have been adjusted for the contingent deferred sales charge (CDSC).

NOTES:

The graphs do not reflect the income taxes that you would pay on fund distributions or the redemption of fund shares. Fund performance includes reinvestment of dividends and adjustment for the maximum sales charge for Class A shares. The performance of other classes will vary from the performance of the class shown based on the difference in sales charges and fees paid by shareholders investing in different share classes.

The HFRI Equity Hedge Index consists of funds where portfolio managers maintain long and short positions in primarily equity and derivative securities.

The S&P 500 Index is an unmanaged index generally considered representative of the U.S. stock market. Source: Lipper, Inc.

Index returns assume reinvestment of dividends and do not reflect deduction of fees and expenses. It is not possible to invest directly in an index.

66	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Expense Overview

EXPENSE OVERVIEW

As a shareholder of a mutual fund, you incur two types of costs. You incur:

1) Transaction costs, including sales charges, or loads, on purchase payment and redemption fees.

2) Ongoing costs, including management fees, distribution and/or service (12b-1) fees and other fund expenses.

The examples in this report are based on an investment of $1,000 made at the beginning of the period and held for the entire period from May 1, 2014 to October 31, 2014. It is intended to help you understand the ongoing costs associated with investing in each mutual fund and to compare these costs with the ongoing costs of investing in other mutual funds.

There are two parts of each Fund’s chart:

Actual

In this part of the chart, you’ll see the actual expenses you would have paid on a $1,000 investment made at the beginning of the period and held for the entire period in each fund from May 1, 2014 to October 31, 2014, the period covered by this report. This chart also shows the actual returns, after expenses, you would have earned during that time. This chart can help you estimate your own expenses. For example, if you invested $8,600 in Class A shares of a fund, simply divide $8,600 by $1,000, then multiply that result by the figure in the “Actual Expenses per $1,000” row. In this example, you would multiply 8.6 times the figure.

Hypothetical

In this part of the chart, you’ll see the hypothetical expenses you would have paid on a $1,000 investment from May 1, 2014 to October 31, 2014, and the hypothetical returns, after expenses, you would have earned during that time. The Securities and Exchange Commission (SEC) has established the guidelines for this chart, including the assumed 5% annual rate of return before expenses, which is what you’ll see in the chart. Note that this chart will not help you determine your own expenses, but will help you compare expenses of the fund you own to the expenses of another fund since the information for that fund should be calculated using the same assumptions.

Please note that the expenses shown in the chart are meant to highlight your ongoing costs only and do not include any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the chart is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

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Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2014 and held through October 31, 2014.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS GROWTH FUND
Actual Expenses per $1,000*	$6.72	$10.66	$10.66	$5.40	$8.03
Actual – Ending Balance	$1,098.60	$1,094.20	$1,094.30	$1,099.90	$1,097.20

Hypothetical Expenses per $1,000*	$6.46	$10.26	$10.26	$5.19	$7.73
Hypothetical – Ending Value	$1,018.80	$1,015.12	$1,015.07	$1,020.06	$1,017.54

Annualized expense ratio	1.27%	2.02%	2.02%	1.02%	1.52%
CALAMOS OPPORTUNISTIC VALUE FUND
Actual Expenses per $1,000*	$5.88	$9.69	$9.69	$4.60	$7.20
Actual – Ending Balance	$1,028.00	$1,023.50	$1,023.80	$1,028.60	$1,026.20

Hypothetical Expenses per $1,000*	$5.85	$9.65	$9.65	$4.58	$7.17
Hypothetical – Ending Value	$1,019.41	$1,015.63	$1,015.63	$1,020.67	$1,018.10

Annualized expense ratio(1)	1.15%	1.90%	1.90%	0.90%	1.41%
CALAMOS FOCUS GROWTH FUND
Actual Expenses per $1,000*	$6.05	$9.98	$9.97	$4.74	$7.36
Actual – Ending Balance	$1,087.10	$1,083.30	$1,082.70	$1,088.10	$1,085.20

Hypothetical Expenses per $1,000*	$5.85	$9.65	$9.65	$4.58	$7.12
Hypothetical – Ending Value	$1,019.41	$1,015.63	$1,015.63	$1,020.67	$1,018.15

Annualized expense ratio(1)	1.15%	1.90%	1.90%	0.90%	1.40%
CALAMOS DISCOVERY GROWTH FUND
Actual Expenses per $1,000*	$7.87	$11.78	$11.78	$6.56	$9.17
Actual – Ending Balance	$1,080.70	$1,076.30	$1,076.30	$1,082.10	$1,079.10

Hypothetical Expenses per $1,000*	$7.63	$11.42	$11.42	$6.36	$8.89
Hypothetical – Ending Value	$1,017.64	$1,013.86	$1,013.86	$1,018.90	$1,016.38

Annualized expense ratio(1)	1.50%	2.25%	2.25%	1.25%	1.75%
CALAMOS DIVIDEND GROWTH FUND
Actual Expenses per $1,000*	$6.93	—	$10.76	$5.65	$8.26
Actual – Ending Balance	$1,036.10	—	$1,032.60	$1,037.80	$1,034.60

Hypothetical Expenses per $1,000*	$6.87	—	$10.66	$5.60	$8.19
Hypothetical – Ending Value	$1,018.40	—	$1,014.62	$1,019.66	$1,017.09

Annualized expense ratio(1)	1.35%	—	2.10%	1.10%	1.61%
CALAMOS MID CAP GROWTH FUND
Actual Expenses per $1,000*	$6.60	—	$10.74	$5.10	$7.85
Actual – Ending Balance	$1,062.70	—	$1,059.30	$1,065.40	$1,061.90

Hypothetical Expenses per $1,000*	$6.46	—	$10.51	$4.99	$7.68
Hypothetical – Ending Value	$1,018.80	—	$1,015.12	$1,020.26	$1,017.59

Annualized expense ratio(1)	1.27%	—	2.07%	0.98%	1.51%
CALAMOS INTERNATIONAL GROWTH FUND
Actual Expenses per $1,000*	$6.81	$10.62	$10.52	$5.57	$8.05
Actual – Ending Balance	$972.70	$969.10	$969.10	$974.00	$971.90

Hypothetical Expenses per $1,000*	$6.97	$10.87	$10.76	$5.70	$8.24
Hypothetical – Ending Value	$1,018.30	$1,014.37	$1,014.47	$1,019.56	$1,017.04

Annualized expense ratio	1.37%	2.14%	2.12%	1.12%	1.62%

*	Expenses for all Fund Classes are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(1)	Annualized Expense Ratios for Opportunistic Value Fund, Focus Growth Fund, Discovery Growth Fund, Dividend Growth Fund, Mid Cap Growth Fund, Emerging Market Equity Fund, and Total Return Bond Fund are adjusted to reflect fee waiver.

68	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2014 and held through October 31, 2014.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS EVOLVING WORLD GROWTH FUND
Actual Expenses per $1,000*	$8.09	$11.76	$11.86	$6.89	$9.28
Actual – Ending Balance	$980.70	$976.40	$977.20	$981.50	$979.90

Hypothetical Expenses per $1,000*	$8.24	$11.98	$12.08	$7.02	$9.45
Hypothetical – Ending Value	$1,017.04	$1,013.36	$1,013.26	$1,018.25	$1,015.83

Annualized expense ratio	1.62%	2.36%	2.38%	1.38%	1.86%
CALAMOS EMERGING MARKET EQUITY FUND
Actual Expenses per $1,000*	$8.80	—	$12.56	$7.55	$10.06
Actual – Ending Balance	$996.00	—	$992.90	$998.00	$994.90

Hypothetical Expenses per $1,000*	$8.89	—	$12.68	$7.63	$10.16
Hypothetical – Ending Value	$1,016.38	—	$1,012.60	$1,017.64	$1,015.12

Annualized expense ratio(1)	1.75%	—	2.50%	1.50%	2.00%
CALAMOS GLOBAL EQUITY FUND
Actual Expenses per $1,000*	$7.09	$11.05	$10.94	$5.80	$8.38
Actual – Ending Balance	$1,052.40	$1,048.80	$1,048.20	$1,053.30	$1,051.10

Hypothetical Expenses per $1,000*	$6.97	$10.87	$10.76	$5.70	$8.24
Hypothetical – Ending Value	$1,018.30	$1,014.32	$1,014.42	$1,019.56	$1,017.04

Annualized expense ratio	1.37%	2.14%	2.12%	1.12%	1.62%
CALAMOS GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$5.61	$8.15	$9.49	$4.32	$6.91
Actual – Ending Balance	$1,062.00	$1,059.30	$1,058.10	$1,063.30	$1,060.60

Hypothetical Expenses per $1,000*	$5.50	$7.99	$9.30	$4.23	$6.77
Hypothetical – Ending Value	$1,019.76	$1,017.95	$1,015.93	$1,021.02	$1,018.50

Annualized expense ratio	1.08%	1.57%	1.83%	0.83%	1.33%
CALAMOS GLOBAL GROWTH AND INCOME FUND
Actual Expenses per $1,000*	$7.26	$11.05	$11.05	$5.99	$8.52
Actual – Ending Balance	$1,013.90	$1,010.70	$1,010.60	$1,014.60	$1,013.00

Hypothetical Expenses per $1,000*	$7.27	$11.07	$11.07	$6.01	$8.54
Hypothetical – Ending Value	$1,018.00	$1,014.17	$1,014.17	$1,019.26	$1,016.74

Annualized expense ratio	1.43%	2.18%	2.18%	1.18%	1.68%
CALAMOS CONVERTIBLE FUND
Actual Expenses per $1,000*	$5.66	$9.50	$9.50	$4.38	$6.94
Actual – Ending Balance	$1,042.30	$1,038.30	$1,038.30	$1,044.00	$1,040.60

Hypothetical Expenses per $1,000*	$5.60	$9.40	$9.40	$4.33	$6.87
Hypothetical – Ending Value	$1,019.66	$1,015.83	$1,015.83	$1,020.92	$1,018.40

Annualized expense ratio	1.10%	1.85%	1.85%	0.85%	1.35%
CALAMOS TOTAL RETURN BOND FUND
Actual Expenses per $1,000*	$4.57	$8.36	$8.37	$3.30	$5.84
Actual – Ending Balance	$1,014.50	$1,010.70	$1,011.60	$1,016.70	$1,013.20

Hypothetical Expenses per $1,000*	$4.58	$8.39	$8.39	$3.31	$5.85
Hypothetical – Ending Value	$1,020.67	$1,016.89	$1,016.89	$1,021.93	$1,019.41

Annualized expense ratio(1)	0.90%	1.65%	1.65%	0.65%	1.15%

*	Expenses for all Fund Classes are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(1)	Annualized Expense Ratios for Opportunistic Value Fund, Focus Growth Fund, Discovery Growth Fund, Dividend Growth Fund, Mid Cap Growth Fund, Emerging Market Equity Fund, and Total Return Bond Fund are adjusted to reflect fee waiver.

www.calamos.com	69

Expense Example

The actual and hypothetical examples shown assume a $1,000 investment at the beginning of the period, May 1, 2014 and held through October 31, 2014.

	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
CALAMOS HIGH INCOME FUND
Actual Expenses per $1,000*	$5.98	$9.69	$9.69	$4.67	$7.18
Actual – Ending Balance	$1,009.50	$1,001.30	$1,001.40	$1,012.20	$1,007.20

Hypothetical Expenses per $1,000*	$6.01	$9.75	$9.75	$4.69	$7.22
Hypothetical – Ending Value	$1,019.26	$1,015.48	$1,015.48	$1,020.57	$1,018.05

Annualized expense ratio	1.18%	1.92%	1.92%	0.92%	1.42%
CALAMOS MARKET NEUTRAL INCOME FUND
Actual Expenses per $1,000*	$6.24	$10.03	$10.03	$4.92	$7.45
Actual – Ending Balance	$1,012.90	$1,009.50	$1,009.20	$1,013.60	$1,011.90

Hypothetical Expenses per $1,000*	$6.26	$10.06	$10.06	$4.94	$7.48
Hypothetical – Ending Value	$1,019.00	$1,015.93	$1,015.93	$1,020.32	$1,017.79

Annualized expense ratio(2)	1.23%	1.98%	1.98%	0.97%	1.47%
CALAMOS LONG/SHORT FUND
Actual Expenses per $1,000*	$14.11	—	$16.78	$11.11	$14.76
Actual – Ending Balance	$1,020.70	—	$1,017.00	$1,021.60	$1,018.90

Hypothetical Expenses per $1,000*	$14.04	—	$16.74	$11.07	$14.70
Hypothetical – Ending Value	$1,011.24	—	$1,012.55	$1,014.22	$1,010.59

Annualized expense ratio(2)	2.77%	—	3.30%	2.18%	2.90%

*	Expenses for all Fund Classes are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365.

(2)	Includes 0.11% and 0.64% related to dividend expense on short positions for Market Neutral Income Fund and Long/Short Fund, respectively.

70	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Growth Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES			VALUE
COMMON STOCKS (96.6%)
		Consumer Discretionary (16.6%)
126,000		Amazon.com, Inc.#~	$38,487,960
435,100		Deckers Outdoor Corp.#^	38,053,846
589,135		Harley-Davidson, Inc.^	38,706,169
464,100		Home Depot, Inc.~	45,259,032
501,000		Las Vegas Sands Corp.	31,192,260
1,525,020		Lions Gate Entertainment Corp.^	50,523,913
665,185		LKQ Corp.#	19,004,335
149,000	ZAR	Naspers, Ltd. - Class N	18,584,641
477,055		Nike, Inc. - Class B	44,351,803
215,000	DKK	Pandora, A/S	18,126,978
133,030		Polaris Industries, Inc.^	20,068,906
59,513		Priceline Group, Inc.#	71,785,176
235,000		Restoration Hardware Holdings, Inc.#^	18,875,200
743,000		Starbucks Corp.	56,141,080
402,000		Walt Disney Company	36,734,760
102,000		Whirlpool Corp.	17,549,100
255,050		Williams-Sonoma, Inc.^	16,585,902

			580,031,061

		Consumer Staples (5.9%)
570,115		Coca-Cola Company~	23,876,416
209,000		Costco Wholesale Corp.~	27,874,330
600,115		Lorillard, Inc.	36,907,073
1,066,190		Mondelez International, Inc. - Class A	37,593,859
738,000		Walgreen Company	47,394,360
413,160		WhiteWave Foods Company - Class A#	15,381,947
395,065		Whole Foods Market, Inc.^	15,537,906

			204,565,891

		Energy (4.8%)
364,060		Antero Resources Corp.#~^	19,091,307
868,000		Continental Resources, Inc.#^	48,929,160
363,065		EOG Resources, Inc.	34,509,328
655,135		Schlumberger, Ltd.	64,635,619

			167,165,414

		Financials (7.8%)
438,080		Arthur J. Gallagher & Company~	20,896,416
1,130,000		Blackstone Group, LP	34,035,600
664,000		Citigroup, Inc.~	35,543,920
400,055		JPMorgan Chase & Company	24,195,326
467,000		Realogy Holdings Corp.#	19,151,670
284,075		State Street Corp.	21,436,300
364,055		SVB Financial Group#	40,770,520
741,135		Wells Fargo & Company	39,346,857

NUMBER OF SHARES		VALUE
2,370,000	WisdomTree Investments, Inc.#^	$34,957,500

		270,334,109

	Health Care (14.9%)
354,060	Align Technology, Inc.#~	18,630,637
102,715	Biogen Idec, Inc.#~	32,979,732
490,000	Celgene Corp.#~	52,474,100
387,000	Cepheid#^	20,514,870
1,767,000	Cerner Corp.#~	111,921,780
214,040	Covance, Inc.#~	17,101,796
255,000	Gilead Sciences, Inc.#~	28,560,000
161,000	Illumina, Inc.#~	31,005,380
438,000	Insulet Corp.#	18,908,460
107,000	Jazz Pharmaceuticals, PLC#	18,065,880
185,131	PAREXEL International Corp.#	10,054,465
190,000	Perrigo Company, PLC	30,675,500
193,000	Regeneron Pharmaceuticals, Inc.#	75,987,960
216,000	Stryker Corp.	18,906,480
311,000	Zimmer Holdings, Inc.	34,595,640

		520,382,680

	Industrials (13.7%)
313,045	B/E Aerospace, Inc.#~	23,306,200
158,025	Boeing Company~	19,738,903
324,000	Cummins, Inc.~	47,362,320
744,000	Delta Air Lines, Inc.~	29,931,120
993,210	Eaton Corp., PLC~	67,925,632
958,160	Fortune Brands Home & Security, Inc.	41,440,420
510,070	Jacobs Engineering Group, Inc.#	24,202,822
155,045	Proto Labs, Inc.#^	10,135,292
338,050	Rockwell Automation, Inc.	37,979,917
484,140	Spirit Airlines, Inc.#	35,395,475
387,080	Union Pacific Corp.	45,075,466
282,000	United Parcel Service, Inc. - Class B	29,584,620
425,000	United Technologies Corp.	45,475,000
225,000	WESCO International, Inc.#^	18,542,250

		476,095,437

	Information Technology (32.3%)
392,000	Ambarella, Inc.#^	17,361,680
2,511,000	Apple, Inc.~	271,188,000
1,065,000	Cognizant Technology Solutions Corp. - Class A#	52,025,250
766,130	eBay, Inc.#~	40,221,825
1,520,000	Facebook, Inc. - Class A#~	113,984,800
191,630	Google, Inc. - Class A#~	108,820,928
191,625	Google, Inc. - Class C#	107,133,705
863,000	InvenSense, Inc.#,^	13,989,230
252,000	LinkedIn Corp. - Class A#^	57,697,920
1,024,875	MasterCard, Inc. - Class A	85,833,281

See accompanying Notes to Schedule of Investments	www.calamos.com	71

Growth Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES			VALUE
1,361,000	TWD	MediaTek, Inc.	$19,439,108
270,000		NXP Semiconductors, NV#	18,538,200
164,935		Palo Alto Networks, Inc.#	17,433,630
322,000		QUALCOMM, Inc.	25,280,220
300,000		Salesforce.com, Inc.#	19,197,000
189,000		SanDisk Corp.	17,792,460
265,065		ServiceNow, Inc.#	18,005,865
717,120		Solarwinds, Inc.#	34,099,056
287,920		Splunk, Inc.#^	19,025,754
900,375		Taiwan Semiconductor Manufacturing Company, Ltd.	19,826,257
1,109,000	HKD	Tencent Holdings, Ltd.	17,824,151
323,000		Workday, Inc. - Class A#^	30,840,040

			1,125,558,360

		Materials (0.6%)
242,040		Eastman Chemical Company	19,551,991

		TOTAL COMMON STOCKS (Cost $2,340,528,972)	3,363,684,943

SHORT TERM INVESTMENT (2.6%)
90,854,144		Fidelity Prime Money Market Fund - Institutional Class (Cost $90,854,144)	90,854,144

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (7.6%)
		Federal Home Loan Bank Discount Notes
17,549,211		0.000%,11/24/14	17,549,211
17,358,338		0.000%,11/10/14	17,358,338
17,358,323		0.000%,11/13/14	17,358,323
17,358,186		0.000%,11/28/14	17,358,186
17,357,489		0.000%,12/08/14	17,357,489
		Federal Home Loan Mortgage Corp. Discount Notes
34,714,987		0.000%,11/24/14	34,714,987
18,913,848		0.000%,01/26/15	18,913,848
		Federal National Mortgage Association Discount Notes
17,357,224		0.000%,12/01/14	17,357,224
8,678,720		0.000%,12/10/14	8,678,720
29,339,916		Fidelity Prime Money Market Fund- Institutional Class	29,339,916
34,716,762		Goldman Sachs Financial Square Fund	34,716,762

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
34,716,762	Morgan Stanley Institutional Liquidity Fund	$34,716,762

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $265,419,766)	265,419,766

TOTAL INVESTMENTS (106.8%) (Cost $ 2,696,802,882)		3,719,958,853

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-7.6%)		(265,419,766)

OTHER ASSETS, LESS LIABILITIES (0.8%)		29,937,341

NET ASSETS (100.0%)		$3,484,476,428

NUMBER OF CONTRACTS		VALUE

WRITTEN OPTION (0.0%)#
	Health Care (0.0%)
2,550	Gilead Sciences, Inc. Call, 11/22/14, Strike $116.00 (Premium $640,838)	(599,250)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	Danish Krone	01/22/15	6,312,000	$1,063,312	$9,543
UBS AG	Danish Krone	01/22/15	110,119,000	18,550,512	162,836
Bank of America N.A.	Hong Kong Dollar	01/22/15	6,822,000	879,725	(8)
Northern Trust Company	New Taiwan Dollar	01/22/15	1,114,601,000	36,685,001	140,618
Northern Trust Company	Hong Kong Dollar	01/22/15	121,119,000	15,618,799	(9,485)
Citibank N.A.	South African Rand	01/22/15	239,586,000	21,431,351	(191,284)
Northern Trust Company	South African Rand	01/22/15	9,983,000	892,995	3,817

					$116,037

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
UBS AG	Danish Krone	01/22/15	21,445,000	$3,612,598	$(81,508)
UBS AG	South African Rand	01/22/15	73,166,000	6,544,816	49,822

					$(31,686)

72	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth Fund    Schedule of Investments October 31, 2014

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $16,939,234.

^	Security, or portion of security, is on loan.

FOREIGN CURRENCY ABBREVIATIONS

DKK	Danish Krone
HKD	Hong Kong Dollar
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	73

Opportunistic Value Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES		VALUE
COMMON STOCKS (99.2%)
	Consumer Discretionary (10.0%)
24,500	Delphi Automotive, PLC	$1,690,010
45,500	Las Vegas Sands Corp.	2,832,830
48,900	Lions Gate Entertainment Corp.	1,620,057
20,765	Time Warner, Inc.	1,650,195
25,700	Walt Disney Company^	2,348,466

		10,141,558

	Consumer Staples (5.3%)
41,305	Lorillard, Inc.	2,540,258
43,675	Walgreen Company	2,804,808

		5,345,066

	Energy (23.5%)
15,980	Anadarko Petroleum Corp.	1,466,644
30,070	Chevron Corp.	3,606,897
40,700	Enterprise Products Partners, LP^	1,501,830
41,400	Exxon Mobil Corp.~	4,003,794
54,400	Kinder Morgan, Inc.^	2,105,280
25,500	Magellan Midstream Partners, LP^	2,087,685
78,700	Plains GP Holdings, LP - Class A^	2,257,116
76,500	Seadrill Partners, LLC^	1,923,975
30,085	Williams Companies, Inc.	1,670,018
60,000	Williams Partners, LP	3,093,000

		23,716,239

	Financials (31.3%)
124,000	American Homes 4 Rent	2,173,720
36,265	American International Group, Inc.	1,942,716
20,871	Berkshire Hathaway, Inc. - Class B~#	2,925,279
66,000	Blackstone Group, LP	1,987,920
45,605	Citigroup, Inc.~	2,441,236
41,250	Columbia Banking System, Inc.	1,145,925
17,155	Goldman Sachs Group, Inc.~	3,259,278
58,855	JPMorgan Chase & Company	3,559,550
29,560	Morgan Stanley	1,033,122
53,632	National Bank Holdings Corp.	1,050,651
42,000	Oaktree Capital Group, LLC	1,994,160
48,900	PacWest Bancorp	2,086,074
25,100	Prudential Financial, Inc.	2,222,354
88,990	Umpqua Holdings Corp.	1,566,224
42,350	Wells Fargo & Company	2,248,362

		31,636,571

	Health Care (13.2%)
40,300	Charles River Laboratories International, Inc.#	2,545,348
27,400	Johnson & Johnson	2,953,172
48,925	Merck & Company, Inc.	2,834,714

NUMBER OF SHARES		VALUE
75,721	Pfizer, Inc.	$2,267,844
44,285	Team Health Holdings, Inc.#	2,769,584

		13,370,662

	Industrials (6.9%)
16,900	Boeing Company~	2,110,979
15,900	Greenbrier Companies, Inc.	994,386
36,735	Raytheon Company	3,816,032

		6,921,397

	Information Technology (7.0%)
15,200	Apple, Inc.	1,641,600
5,075	Google, Inc. - Class C#	2,837,331
30,885	Intel Corp.	1,050,399
33,200	Microsoft Corp.	1,558,740

		7,088,070

	Materials (2.0%)
70,340	Freeport-McMoRan, Inc.	2,004,690

	TOTAL COMMON STOCKS (Cost $90,844,203)	100,224,253

WARRANT (0.8%)#
	Financials (0.8%)
175,000	Zions Bancorporation 05/22/20, Strike $36.000 (Cost $1,132,678)	847,000

SHORT TERM INVESTMENT (0.1%)
61,442	Fidelity Prime Money Market Fund - Institutional Class (Cost $61,442)	61,442

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (11.4%)
	Federal Home Loan Bank Discount Notes
758,473	0.000%, 11/24/14	758,473
750,223	0.000%, 11/10/14	750,223
750,223	0.000%, 11/13/14	750,223
750,217	0.000%, 11/28/14	750,217
750,187	0.000%, 12/08/14	750,187
	Federal Home Loan Mortgage Corp. Discount Notes
1,500,374	0.000%, 11/24/14	1,500,374
817,452	0.000%, 01/26/15	817,452
	Federal National Mortgage Association Discount Notes
750,175	0.000%, 12/01/14	750,175
375,092	0.000%, 12/10/14	375,092
1,268,064	Fidelity Prime Money Market Fund - Institutional Class	1,268,064

74	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Opportunistic Value Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
1,500,450	Goldman Sachs Financial Square Fund	$1,500,450
1,500,451	Morgan Stanley Institutional Liquidity Fund	1,500,451

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $11,471,381)	11,471,381

TOTAL INVESTMENTS (111.5%) (Cost $103,509,704)		112,604,076

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-11.4%)		(11,471,381)

LIABILITIES, LESS OTHER ASSETS (-0.1%)		(111,266)

NET ASSETS (100.0%)		$101,021,429

NUMBER OF CONTRACTS		VALUE

WRITTEN OPTION (-0.1%)#
	Consumer Staples (-0.1%)
145	Reynolds American, Inc. Call, 02/20/15, Strike $55.00 (Premium $76,856)	(117,450)

NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $1,053,198.

#	Non-income producing security.

See accompanying Notes to Financial Statements	www.calamos.com	75

Focus Growth Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES			VALUE
COMMON STOCKS (97.9%)
		Consumer Discretionary (22.4%)
15,540		Deckers Outdoor Corp.#^	$1,359,128
14,000		Home Depot, Inc.~	1,365,280
18,820		Las Vegas Sands Corp.	1,171,733
51,700		Lions Gate Entertainment Corp.	1,712,821
14,200	ZAR	Naspers, Ltd. - Class N	1,771,154
23,300		Nike, Inc. - Class B~	2,166,201
1,145		Priceline Group, Inc.#~	1,381,111
21,100		Restoration Hardware Holdings, Inc.#	1,694,752
24,900		Starbucks Corp.~	1,881,444

			14,503,624

		Consumer Staples (1.5%)
23,450		Coca-Cola Company~	982,086

		Energy (6.6%)
17,400		Antero Resources Corp.#	912,456
27,200		Continental Resources, Inc.#	1,533,264
18,700		Schlumberger, Ltd.~	1,844,942

			4,290,662

		Financials (8.0%)
39,400		Blackstone Group, LP	1,186,728
24,200		Citigroup, Inc.~	1,295,426
11,600		SVB Financial Group#	1,299,084
16,700		T. Rowe Price Group, Inc.	1,370,903

			5,152,141

		Health Care (13.2%)
35,300		Cerner Corp.#^	2,235,902
7,750		Illumina, Inc.#	1,492,495
43,200		Insulet Corp.#^	1,864,944
3,900		Regeneron Pharmaceuticals, Inc.#	1,535,508
12,300		Zimmer Holdings, Inc.	1,368,252

			8,497,101

		Industrials (15.4%)
14,000		Cummins, Inc.	2,046,520
26,200		Delta Air Lines, Inc.	1,054,026
31,450		Eaton Corp., PLC	2,150,865
14,200		Union Pacific Corp.	1,653,590
10,100		United Parcel Service, Inc. - Class B	1,059,591
18,800		United Technologies Corp.	2,011,600

			9,976,192

		Information Technology (30.8%)
55,900		Apple, Inc.~	6,037,200
47,850		Facebook, Inc. - Class A#~	3,588,271
4,300		Google, Inc. - Class A#	2,441,841
3,725		Google, Inc. - Class C#~	2,082,573
23,100		MasterCard, Inc. - Class A~	1,934,625

NUMBER OF SHARES			VALUE
83,000	TWD	MediaTek, Inc.	$1,185,486
18,200		ServiceNow, Inc.#	1,236,326
20,700		Splunk, Inc.#^	1,367,856

			19,874,178

		TOTAL COMMON STOCKS (Cost $48,718,281)	63,275,984

SHORT TERM INVESTMENT (1.7%)
1,064,322		Fidelity Prime Money Market Fund - Institutional Class (Cost $1,064,322)	1,064,322

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (5.1%)
		Federal Home Loan Bank Discount Notes
219,065		0.000%, 11/24/14	219,065
216,682		0.000%, 11/10/14	216,682
216,683		0.000%, 11/13/14	216,683
216,681		0.000%, 11/28/14	216,681
216,672		0.000%, 12/08/14	216,672
		Federal Home Loan Mortgage Corp. Discount Notes
433,345		0.000%, 11/24/14	433,345
236,100		0.000%, 01/26/15	236,100
		Federal National Mortgage Association Discount Note
216,669		0.000%, 12/01/14	216,669
108,336		0.000%, 12/10/14	108,336
366,248		Fidelity Prime Money Market Fund - Institutional Class	366,248
433,367		Goldman Sachs Financial Square Fund	433,367
433,367		Morgan Stanley Institutional Liquidity Fund	433,367

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $3,313,215)	3,313,215

TOTAL INVESTMENTS (104.7%) (Cost $53,095,818)			67,653,521

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-5.1%)			(3,313,215)

OTHER ASSETS, LESS LIABILITIES (0.4%)			286,765

NET ASSETS (100.0%)			$64,627,071

76	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Focus Growth Fund    Schedule of Investments October 31, 2014

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	New Taiwan Dollar	01/22/15	33,375,000	$1,098,476	$4,287
Citibank N.A.	South African Rand	01/22/15	17,270,000	1,544,829	(13,789)
Northern Trust Company	South African Rand	01/22/15	952,000	85,158	364

					$(9,138)

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
UBS AG	South African Rand	01/22/15	1,410,000	$126,127	$960

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $590,559.

FOREIGN CURRENCY ABBREVIATIONS

TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Financial Statements	www.calamos.com	77

Discovery Growth Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES		VALUE
COMMON STOCKS (93.4%)
	Consumer Discretionary (17.5%)
10,000	AMC Networks, Inc. - Class A#~	$606,500
30,900	Belmond, Ltd.#	354,114
13,300	Dick’s Sporting Goods, Inc.	603,421
23,100	Home Inns & Hotels Management, Inc.#	697,851
10,000	HomeAway, Inc.#	349,000
18,075	IMAX Corp.#^	532,490
22,700	Kirkland’s, Inc.#	404,060
15,100	Lions Gate Entertainment Corp.	500,263
41,800	LKQ Corp.#	1,194,226
9,000	Monro Muffler Brake, Inc.	480,960
10,700	Red Robin Gourmet Burgers, Inc.#	588,179
15,800	Sonic Corp.	398,318
18,300	Sotheby’s^	725,778
18,900	Vitamin Shoppe, Inc.#	886,977

		8,322,137

	Consumer Staples (0.9%)
29,200	Dean Foods Company	429,532

	Energy (2.4%)
9,100	C&J Energy Services, Inc.#~	175,721
12,200	Carrizo Oil & Gas, Inc.#~	633,668
4,000	Dril-Quip, Inc.#	359,800

		1,169,189

	Financials (7.0%)
6,900	City National Corp.	543,099
11,100	Evercore Partners, Inc. - Class A	574,647
40,400	FXCM, Inc. - Class A^	664,984
12,200	Pra Group, Inc.#	771,650
16,200	PrivateBancorp, Inc.	523,584
3,900	Texas Capital Bancshares, Inc.#	238,485

		3,316,449

	Health Care (20.2%)
19,800	Acadia Healthcare Company, Inc.#~	1,228,590
14,700	Air Methods Corp.#~	694,281
15,300	Alkermes, PLC#	773,415
27,700	Allscripts Healthcare Solutions, Inc.#~	380,044
11,500	Community Health Systems, Inc.#	632,155
50,900	Endologix, Inc.#^	580,260
20,800	Envision Healthcare Holdings, Inc.#	726,960
15,700	ExamWorks Group, Inc.#	608,846
26,800	Globus Medical, Inc.– Class A#	594,156
13,608	Insulet Corp.#	587,457
15,400	Isis Pharmaceuticals, Inc.#^	709,324
4,300	Jazz Pharmaceuticals, PLC#	726,012
8,700	MEDNAX, Inc.#	543,141

NUMBER OF SHARES		VALUE
9,700	Spectranetics Corp.#	$308,169
8,300	STERIS Corp.	512,940

		9,605,750

	Industrials (19.1%)
10,200	A.O. Smith Corp.	544,170
9,400	Armstrong World Industries, Inc.#~	455,148
22,000	DigitalGlobe, Inc.#	628,980
6,700	HEICO Corp.	363,408
9,100	Huron Consulting Group, Inc.#	633,451
9,400	ITT Corp.	423,564
32,700	JetBlue Airways Corp.#	377,358
6,200	Manpowergroup, Inc.	413,850
7,500	Middleby Corp.#	663,750
24,100	Norcraft Companies, Inc.#	409,700
25,600	Quanta Services, Inc.#	872,448
29,400	Roadrunner Transportation Systems, Inc.#	605,934
3,900	Spirit Airlines, Inc.#	285,129
24,300	TrueBlue, Inc.#	600,696
3,700	United Rentals, Inc.#	407,222
11,500	US Ecology, Inc.	578,220
4,200	WABCO Holdings, Inc.#	408,996
22,300	Wesco Aircraft Holdings, Inc.#	395,825

		9,067,849

	Information Technology (24.2%)
17,300	Booz Allen Hamilton Holding Corp.	455,855
41,000	Calix, Inc.#	443,210
29,400	Ciena Corp.#	492,744
2,915	Equinix, Inc.	608,943
7,100	Gartner, Inc.#	573,041
11,500	Guidewire Software, Inc.#	574,310
23,900	Hollysys Automation Technologies, Ltd.#	586,267
7,800	Imperva, Inc.#	319,566
29,500	Inphi Corp.#~	456,660
46,000	Internap Network Services Corp.#	368,460
40,300	InterXion Holding, NV#	1,101,802
24,200	InvenSense, Inc.#^	392,282
51,400	MaxLinear, Inc. - Class A#	364,426
10,100	NICE-Systems, Ltd.	410,868
18,700	Progress Software Corp.#	484,330
17,750	Proofpoint, Inc.#	781,710
4,500	Ultimate Software Group, Inc.#	677,295
22,000	Vantiv, Inc. - Class A#	680,240
15,250	VeriFone Systems, Inc.#	568,215
10,600	Verint Systems, Inc.#	609,394
13,400	Virtusa Corp.#	549,132

		11,498,750

78	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Discovery Growth Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES		VALUE
	Materials (2.1%)
28,200	Horsehead Holding Corp.#^	$443,022
15,100	PolyOne Corp.	558,851

		1,001,873

	TOTAL COMMON STOCKS (Cost $42,396,624)	44,411,529

SHORT TERM INVESTMENT (6.4%)
3,068,408	Fidelity Prime Money Market Fund - Institutional Class (Cost $3,068,408)	3,068,408

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (4.9%)
	Federal Home Loan Bank Discount Notes
153,955	0.000%, 11/24/14	153,955
152,281	0.000%, 11/10/14	152,281
152,281	0.000%, 11/13/14	152,281
152,279	0.000%, 11/28/14	152,279
152,273	0.000%, 12/08/14	152,273
	Federal Home Loan Mortgage Corp. Discount Notes
304,546	0.000%, 11/24/14	304,546
165,927	0.000%, 01/26/15	165,927
	Federal National Mortgage Association Discount Notes
152,271	0.000%, 12/01/14	152,271
76,136	0.000%, 12/10/14	76,136
257,392	Fidelity Prime Money Market Fund-Institutional Class	257,392
304,562	Goldman Sachs Financial Square Fund	304,562
304,562	Morgan Stanley Institutional Liquidity Fund	304,562

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $2,328,465)	2,328,465

TOTAL INVESTMENTS (104.7%) (Cost $47,793,497)		49,808,402

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.9%)		(2,328,465)

OTHER ASSETS, LESS LIABILITIES (0.2%)		94,672

NET ASSETS (100.0%)		$47,574,609

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $557,917.

^	Security, or portion of security, is on loan.

See accompanying Notes to Financial Statements	www.calamos.com	79

Dividend Growth Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES		VALUE
PREFERRED STOCKS (6.7%)
	Financials (6.7%)
47,800	First Republic Bank 6.700%	$1,251,882
43,200	KKR Financial Holdings, LLC 8.375%	1,220,400

	TOTAL PREFERRED STOCKS (Cost $2,454,207)	2,472,282

COMMON STOCKS (92.3%)
	Consumer Discretionary (5.2%)
16,600	Las Vegas Sands Corp.	1,033,516
17,200	Meredith Corp.	896,808

		1,930,324

	Consumer Staples (7.7%)
10,615	Imperial Tobacco Group, PLC	924,779
14,430	Lorillard, Inc.	887,445
16,085	Walgreen Company	1,032,978

		2,845,202

	Energy (24.4%)
6,400	Chevron Corp.~	767,680
36,540	Enterprise Products Partners, LP^~	1,348,326
8,495	Exxon Mobil Corp.~	821,551
36,800	Kinder Morgan, Inc.^	1,424,160
9,100	Magellan Midstream Partners, LP	745,017
11,510	Plains All American Pipeline, LP	648,589
25,700	Plains GP Holdings, LP - Class A	737,076
32,400	Seadrill Partners, LLC^	814,860
10,783	Williams Companies, Inc.	598,564
21,500	Williams Partners, LP~	1,108,325

		9,014,148

	Financials (33.1%)
44,000	American Homes 4 Rent	771,320
22,300	Blackstone Group, LP~	671,676
56,130	Colony Financial, Inc.~	1,250,576
14,730	Columbia Banking System, Inc.	409,199
187,730	Hersha Hospitality Trust	1,368,552
13,485	JPMorgan Chase & Company	815,573
64,375	Medical Properties Trust, Inc.	868,419
57,544	NorthStar Realty Finance Corp.^	1,069,168
22,580	Oaktree Capital Group, LLC^	1,072,098
17,810	PacWest Bancorp	759,775
11,580	Prudential Financial, Inc.	1,025,293
43,240	Senior Housing Properties Trust	976,792
43,785	Umpqua Holdings Corp.	770,616
7,261	Wells Fargo & Company	385,486

		12,214,543

NUMBER OF SHARES		VALUE

	Health Care (7.2%)
9,640	Johnson & Johnson	$1,038,999
14,765	Merck & Company, Inc.	855,484
25,294	Pfizer, Inc.	757,556

		2,652,039

	Industrials (1.9%)
6,575	Raytheon Company	683,011

	Information Technology (5.5%)
7,210	Apple, Inc.	778,680
11,085	Intel Corp.~	377,001
18,700	Microsoft Corp.	877,965

		2,033,646

	Materials (2.7%)
34,955	Freeport-McMoRan, Inc.~	996,218

	Telecommunication Services (4.6%)
11,360	AT&T, Inc.~	395,782
25,984	Verizon Communications, Inc.	1,305,696

		1,701,478

	TOTAL COMMON STOCKS (Cost $31,730,504)	34,070,609

WARRANT (0.7%)#
	Financials (0.7%)
57,200	Zions Bancorporation 05/22/20, Strike $36.340 (Cost $370,248)	276,848

SHORT TERM INVESTMENT (0.2%)
72,221	Fidelity Prime Money Market Fund - Institutional Class (Cost $72,221)	72,221

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (14.2%)
	Federal Home Loan Bank Discount Notes
345,685	0.000%, 11/24/14	345,685
341,925	0.000%, 11/13/14	341,925
341,925	0.000%, 11/10/14	341,925
341,923	0.000%, 11/28/14	341 923
341,909	0.000%, 12/08/14	341,909
	Federal Home Loan Mortgage Corp. Discount Notes
683,818	0.000%, 11/24/14	683,818
372,566	0.000%, 01/26/15	372,566
	Federal National Mortgage Association Discount Notes
341,904	0.000%, 12/01/14	341,904
170,954	0.000%, 12/10/14	170,954

80	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Dividend Growth Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
577,939	Fidelity Prime Money Market Fund - Institutional Class	$577,939
683,853	Goldman Sachs Financial Square Fund	683,853
683,853	Morgan Stanley Institutional Liquidity Fund	683,853

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $5,228,254)	5,228,254

TOTAL INVESTMENTS (114.1%) (Cost $39,855,434)		42,120,214

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-14.2%)		(5,228,254)

OTHER ASSETS, LESS LIABILITIES (0.1%)		19,867

NET ASSETS (100.0%)		$36,911,827

NUMBER OF CONTRACTS		VALUE

WRITTEN OPTION (-0.1%)#
	Consumer Staples (-0.1%)
50	Reynolds American, Inc. Call, 02/20/15, Strike $55.00 (Premium $26,499)	(40,500)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $591,182.

^	Security, or portion of security, is on loan.

#	Non-income producing security.

See accompanying Notes to Financial Statements	www.calamos.com	81

Mid Cap Growth Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES			VALUE
COMMON STOCKS (94.8%)
		Consumer Discretionary (16.7%)
700		AutoZone, Inc.#~	$387,464
13,200		Dave & Buster’s Entertainment, Inc.#	259,512
15,800		Deckers Outdoor Corp.#	1,381,868
3,800		Delphi Automotive, PLC	262,124
4,450		Discovery Communications, Inc. - Class A#	157,307
4,450		Discovery Communications, Inc. - Class C#	155,706
12,800		Harley-Davidson, Inc.	840,960
22,800		Lions Gate Entertainment Corp.	755,364
26,500		LKQ Corp.#	757,105
2,300		Mohawk Industries, Inc.#	326,692
3,700	DKK	Pandora, A/S	311,953
10,600		Restoration Hardware Holdings, Inc.#	851,392
4,250		Scripps Networks Interactive, Inc. - Class A	328,270
2,750		Whirlpool Corp.~	473,137
10,700		Williams-Sonoma, Inc.	695,821

			7,944,675

		Consumer Staples (3.1%)
5,500		Kroger Company	306,405
18,500		Smart & Final Stores, Inc.#	272,875
17,100		WhiteWave Foods Company - Class A#	636,633
6,500		Whole Foods Market, Inc.	255,645

			1,471,558

		Energy (5.8%)
7,500		Antero Resources Corp.#~	393,300
5,600		Baker Hughes, Inc.~	296,576
11,300		Bonanza Creek Energy, Inc.#	511,212
2,000		Cimarex Energy Company	227,340
10,200		Continental Resources, Inc.#	574,974
12,700		Oasis Petroleum, Inc.#	380,492
9,700		Sanchez Energy Corp.#^	165,579
6,100		Southwestern Energy Company#	198,311

			2,747,784

		Financials (11.5%)
1,200		Affiliated Managers Group, Inc.#~	239,748
10,400		Arthur J. Gallagher & Company	496,080
13,600		Blackstone Group, LP	409,632
5,080		First Republic Bank	258,724
53,000		MGIC Investment Corp.#	472,760
29,233		Och-Ziff Capital Management Group, LLC - Class A	322,148
32,200		OM Asset Management, PLC#	482,034
6,000		Realogy Holdings Corp.#	246,060

NUMBER OF SHARES			VALUE
6,900		State Street Corp.~	$520,674
8,750		SVB Financial Group#	979,913
4,100		T. Rowe Price Group, Inc.	336,569
47,900		WisdomTree Investments, Inc.^	706,525

			5,470,867

		Health Care (17.0%)
6,300		Align Technology, Inc.#~	331,506
6,150		Cepheid#	326,012
23,000		Cerner Corp.#	1,456,820
2,750		Covance, Inc.#	219,725
17,500		Foundation Medicine, Inc.#^	452,900
4,425		Illumina, Inc.#	852,166
20,800		Insulet Corp.#	897,936
2,100		Jazz Pharmaceuticals, PLC#	354,564
3,369		PAREXEL International Corp.#	182,970
2,475		Perrigo Company, PLC	399,589
2,825		Regeneron Pharmaceuticals, Inc.#	1,112,259
5,700		Stryker Corp.	498,921
19,500		XenoPort, Inc.#	132,210
7,725		Zimmer Holdings, Inc.	859,329

			8,076,907

		Industrials (14.3%)
7,900		Allison Transmission Holdings, Inc.	256,592
8,100		B/E Aerospace, Inc.#~	603,045
6,700		Cummins, Inc.	979,406
9,500		Delta Air Lines, Inc.	382,185
16,500		Fortune Brands Home & Security, Inc.~	713,625
3,400		IHS, Inc. - Class A#	445,502
11,700		Jacobs Engineering Group, Inc.#	555,165
6,000		Manpowergroup, Inc.	400,500
5,700		MSC Industrial Direct Company, Inc. - Class A	461,529
2,750		Proto Labs, Inc.#	179,768
4,700		Rockwell Automation, Inc.	528,045
9,800		Spirit Airlines, Inc.#	716,478
7,250		WESCO International, Inc.#	597,472

			6,819,312

		Information Technology (23.8%)
19,900		Ambarella, Inc.#^	881,371
16,500		Cognizant Technology Solutions Corp. - Class A#	806,025
1,500	CAD	Constellation Software, Inc.	422,563
18,100		Hollysys Automation Technologies, Ltd.#	443,993
5,800		Intuit, Inc.	510,458
34,000		InvenSense, Inc.#^	551,140
6,390		LinkedIn Corp. - Class A#	1,463,054
35,000	TWD	MediaTek, Inc.	499,904

82	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Mid Cap Growth Fund     Schedule of Investments October 31, 2014

NUMBER OF SHARES		VALUE
11,900	Mellanox Technologies, Ltd.#	$533,001
5,300	NXP Semiconductors, NV#	363,898
38,900	ON Semiconductor Corp.#	322,481
3,500	Palo Alto Networks, Inc.#	369,950
3,700	SanDisk Corp.	348,318
8,900	ServiceNow, Inc.#	604,577
16,800	Solarwinds, Inc.#	798,840
8,500	Splunk, Inc.#	561,680
5,600	Synaptics, Inc.#^	383,208
18,900	Teradyne, Inc.	347,760
9,200	Ubiquiti Networks, Inc.^	329,084
6,000	Vantiv, Inc. - Class A#	185,520
6,200	Workday, Inc. - Class A#	591,976

		11,318,801

	Materials (2.6%)
5,750	Eastman Chemical Company	464,485
7,800	KapStone Paper and Packaging Corp.#	239,928
5,000	Packaging Corp. of America	360,400
7,200	RTI International Metals, Inc.#	169,560

		1,234,373

	TOTAL COMMON STOCKS (Cost $42,499,626)	45,084,277

SHORT TERM INVESTMENT (4.4%)
2,103,913	Fidelity Prime Money Market Fund - Institutional Class (Cost $2,103,913)	2,103,913

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (6.7%)
	Federal Home Loan Bank Discount Notes
210,086	0.000%, 11/24/14	210,086
207,801	0.000%, 11/10/14	207,801
207,801	0.000%, 11/13/14	207,801
207,800	0.000%, 11/28/14	207,800
207,791	0.000%, 12/08/14	207,791
	Federal Home Loan Mortgage Corp. Discount Notes
415,582	0.000%, 11/24/14	415,582
226,423	0.000%, 01/26/15	226,423
	Federal National Mortgage Association Discount Notes
207,788	0.000%, 12/01/14	207,788
103,895	0.000%, 12/10/14	103,895
415,603	Goldman Sachs Financial Square Fund	415,603
415,604	Morgan Stanley Institutional Liquidity Fund	415,604

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
351,236	Fidelity Prime Money Market Fund - Institutional Class	$351,236

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $3,177,410)	3,177,410

TOTAL INVESTMENTS (105.9%) (Cost $47,780,949)		50,365,600

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-6.7%)		(3,177,410)

OTHER ASSETS, LESS LIABILITIES (0.8%)		350,243

NET ASSETS (100.0%)		$47,538,433

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	Canadian Dollar	01/22/15	406,000	$359,512	$2,559
State Street Bank and Trust	Canadian Dollar	01/22/15	23,000	20,366	180
UBS AG	Danish Krone	01/22/15	1,696,000	285,706	2,483
Northern Trust Company	New Taiwan Dollar	01/22/15	14,965,000	492,545	1,888

					$7,110

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	New Taiwan Dollar	01/22/15	891,000	$29,326	$(80)

					$(80)

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $575,101.

^	Security, or portion of security, is on loan.

FOREIGN CURRENCY ABBREVIATIONS

CAD	Canadian Dollar
DKK	Danish Krone
TWD	New Taiwan Dollar

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Financial Statements	www.calamos.com	83

International Growth Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES			VALUE
COMMON STOCKS (97.3%)
		Consumer Discretionary (17.6%)
129,000	CHF	Compagnie Financière Richemont, SA	$10,876,478
1,140,000	GBP	Crest Nicholson Holdings, PLC	6,131,414
656,040	TWD	Eclat Textile Company, Ltd.	6,258,088
500,000	BRL	Estacio Participacoes, SA	5,791,194
30,000	KRW	Hyundai Motor Company	4,760,448
2,300,000	HKD	MGM China Holdings, Ltd.	7,394,037
144,000	ZAR	Naspers, Ltd. - Class N	17,960,996
344,000	DKK	Pandora, A/S	29,003,165
295,000	GBP	Persimmon, PLC#	6,928,130
1,300,100	HKD	Samsonite International, SA	4,319,875
254,800	JPY	Toyota Motor Corp.	15,333,154
53,000	GBP	Whitbread, PLC	3,699,979
615,131	GBP	WPP, PLC	12,015,141

			130,472,099

		Consumer Staples (11.3%)
121,000	CAD	Alimentation Couche-Tard, Inc.	4,106,517
155,000	EUR	Anheuser-Busch InBev, NV	17,188,634
44,000	CHF	Aryzta, AG#	3,753,271
203,000	JPY	Asahi Group Holdings, Ltd.	6,296,828
140,000	GBP	British American Tobacco, PLC	7,934,866
206,000	GBP	Diageo, PLC	6,075,434
80,600	CAD	Loblaw Companies, Ltd.	4,199,310
160,000	CHF	Nestlé, SA	11,733,462
34,800	EUR	Pernod Ricard, SA	3,964,132
335,000	JPY	Seven & I Holdings Company, Ltd.	13,083,803
240,000	JPY	Unicharm Corp.	5,580,829

			83,917,086

		Energy (3.2%)
169,000		Schlumberger, Ltd.~	16,673,540
190,000	CAD	Tourmaline Oil Corp.#	6,815,758

			23,489,298

		Financials (16.7%)
2,275,400	HKD	AIA Group, Ltd.	12,697,698
428,600	EUR	Azimut Holding, S.p.A	10,031,841
534,000	GBP	Countrywide, PLC	3,922,030
523,000	CHF	Credit Suisse Group, AG	13,934,709
987,000	JPY	Daiwa Securities Group, Inc.	7,800,223
340,000	EUR	Deutsche Annington Immobilien, SE	9,841,942
1,310,000	MXN	Grupo Financiero Banorte, SAB de CV	8,395,284
635,000	GBP	HSBC Holdings, PLC	6,474,058
258,000	EUR	ING Groep, NV#	3,694,654
1,280,000	EUR	Intesa Sanpaolo S.p.A	3,762,893
4,285,000	PHP	Metropolitan Bank & Trust Company	7,878,010
268,000	JPY	Mitsui Fudosan Company, Ltd.	8,620,606

NUMBER OF SHARES			VALUE
24,500	CHF	Partners Group Holding, AG	$6,519,728
483,000	GBP	St. James’s Place, PLC	5,775,376
150,000	JPY	Sumitomo Mitsui Financial Group, Inc.	6,117,437
179,000	SEK	Svenska Handelsbanken, AB - Class A	8,557,134

			124,023,623

		Health Care (10.0%)
477,000	INR	Glenmark Pharmaceuticals, Ltd.	5,584,659
3,200,000	AUD	Healthscope, Ltd.#	7,156,859
184,582	INR	Lupin, Ltd.	4,113,615
167,000	DKK	Novo Nordisk, A/S - Class B	7,548,855
225,000	EUR	Sanofi	20,416,524
160,400	JPY	Sawai Pharmaceutical Company, Ltd.	9,556,193
112,000	GBP	Shire, PLC	7,514,858
152,000	EUR	UCB, SA	12,258,244

			74,149,807

		Industrials (12.5%)
125,000	EUR	Airbus Group, NV	7,462,635
123,600		Eaton Corp., PLC~	8,453,004
2,120,000	MXN	Empresas ICA, SAB de CV#^	3,770,463
141,000	JPY	FANUC Corp.	24,849,245
590,000	HKD	Hutchison Whampoa, Ltd.	7,481,531
260,000	JPY	MISUMI Group, Inc.	8,204,010
154,000	JPY	Nidec Corp.	10,175,187
231,250	EUR	Safran, SA	14,645,881
125,500	CAD	Stantec, Inc.	7,951,692

			92,993,648

		Information Technology (21.9%)
4,930,000	TWD	Advanced Semiconductor Engineering, Inc.	5,947,327
218,000	JPY	Alps Electric Company, Ltd.	3,710,615
761,000	GBP	ARM Holdings, PLC	10,773,760
30,000		Baidu, Inc.#	7,163,100
51,000		Check Point Software Technologies, Ltd.#	3,786,750
67,500	CAD	Constellation Software, Inc.	19,015,350
121,000	TWD	Hermes Microvision, Inc.	5,689,937
6,750,000	HKD	Lenovo Group, Ltd.^	9,949,534
1,193,000	TWD	MediaTek, Inc.	17,039,571
253,600		Mellanox Technologies, Ltd.#~^	11,358,744
203,400		NXP Semiconductors, NV#~	13,965,444
78,800	EUR	SAP, SE	5,369,072
131,742	KRW	SK Hynix, Inc.#	5,874,942
2,893,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	12,540,785
289,534	INR	Tata Consultancy Services, Ltd.	12,319,954
1,103,900	HKD	Tencent Holdings, Ltd.	17,742,182

			162,247,067

84	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

International Growth Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES			VALUE

		Materials (2.1%)
5,000,000	MXN	Cemex, SAB de CV#^	$6,163,557
1,150,000	GBP	Glencore, PLC#	5,900,230
1,139,300	MXN	Grupo Mexico, SAB de CV - Series B^	3,921,400

			15,985,187

		Telecommunication Services (2.0%)
27,083	KRW	SK Telecom Company, Ltd.	6,786,971
107,000	JPY	SoftBank Corp.	7,789,538

			14,576,509

		TOTAL COMMON STOCKS (Cost $680,642,129)	721,854,324

SHORT TERM INVESTMENT (6.8%)
50,716,207		Fidelity Prime Money Market Fund - Institutional Class (Cost $50,716,207)	50,716,207

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (2.3%)
		Federal Home Loan Bank Discount Notes
1,113,738		0.000%, 11/24/14	1,113,738
1,101,625		0.000%, 11/10/14	1,101,625
1,101,623		0.000%, 11/13/14	1,101,623
1,101,615		0.000%, 11/28/14	1,101,615
1,101,571		0.000%, 12/08/14	1,101,571
		Federal Home Loan Mortgage Corp. Discount Notes
2,203,142		0.000%, 11/24/14	2,203,142
1,200,343		0.000%, 01/26/15	1,200,343
		Federal National Mortgage Association Discount Notes
1,101,554		0.000%, 12/01/14	1,101,554
550,784		0.000%, 12/10/14	550,784
1,862,019		Fidelity Prime Money Market Fund - Institutional Class	1,862,019
2,203,255		Goldman Sachs Financial Square Fund	2,203,255
2,203,255		Morgan Stanley Institutional Liquidity Fund	2,203,255

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $16,844,524)	16,844,524

TOTAL INVESTMENTS (106.4%) (Cost $748,202,860)			789,415,055

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.3%)			(16,844,524)

LIABILITIES, LESS OTHER ASSETS (-4.1%)			(30,977,251)

NET ASSETS (100.0%)			$741,593,280

FORWARD FOREIGN CURRENCY CONTRACT

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Brown Brothers Harriman & Company	Japanese Yen	11/26/14	1,483,767,000	$13,211,671	$31,330

					$31,330

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $651,431.

^	Security, or portion of security, is on loan.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippine Peso
SEK	Swedish Krona
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Financial Statements	www.calamos.com	85

International Growth Fund    Schedule of Investments October 31, 2014

CURRENCY EXPOSURE

OCTOBER 31, 2014

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$128,961,313	16.4%
Japanese Yen	127,117,668	16.1%
European Monetary Unit	108,636,452	13.8%
British Pound Sterling	83,145,276	10.5%
Hong Kong Dollar	59,584,857	7.6%
New Taiwan Dollar	47,475,708	6.0%
Swiss Franc	46,817,648	5.9%
Canadian Dollar	42,088,627	5.3%
Danish Krone	36,552,020	4.6%
Mexican Peso	22,250,704	2.8%
Indian Rupee	22,018,228	2.8%
South African Rand	17,960,996	2.3%
South Korean Won	17,422,361	2.2%
Swedish Krona	8,557,134	1.1%
Philippine Peso	7,878,010	1.0%
Australian Dollar	7,156,859	0.9%
Brazilian Real	5,791,194	0.7%
Total Investments	$789,415,055	100.0%

Currency exposure may vary over time.

86	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Evolving World Growth Fund    Schedule of Investments October 31, 2014

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (16.1%)
		Consumer Discretionary (3.2%)
4,800,000	EUR	FF Group Finance Luxembourg 1.750%, 07/03/19	$5,671,383
6,800,000,000	KRW	Lotte Shopping Company, Ltd. 0.000%, 01/24/18	6,293,222
5,250,000	EUR	Steinhoff Finance Holding, GmbH 4.500%, 03/31/18	9,027,574

			20,992,179

		Financials (4.2%)
9,000,000		AYC Finance, Ltd. 0.500%, 05/02/19	9,650,250
49,000,000	HKD	Haitong International Securities Group, Ltd. 1.250%, 07/18/18	8,032,847
9,000,000		National Bank of Abu Dhabi PJSC 1.000%, 03/12/18	9,855,000

			27,538,097

		Health Care (1.0%)
7,600,000	SGD	Indah Capital, Ltd. 0.000%, 10/24/18	6,344,672

		Industrials (1.8%)
475,000,000	JPY	Nidec Corp. 0.000%, 09/18/15	5,967,011
5,250,000		Siemens, AG 1.050%, 08/16/17	5,714,218

			11,681,229

		Information Technology (3.3%)
6,600,000		Advanced Semiconductor Engineering, Inc. 0.000%, 09/05/18	7,947,422
12,700,000		Epistar Corp. 0.000%, 08/07/18	13,683,011

			21,630,433

		Materials (2.6%)
12,800,000		Cemex, SAB de CV~ 3.250%, 03/15/16	17,027,840

		TOTAL CONVERTIBLE BONDS (Cost $107,389,481)	105,214,450

NUMBER OF SHARES			VALUE
COMMON STOCKS (80.1%)
		Consumer Discretionary (15.4%)
2,016,971	MXN	Alsea, SAB de CV#^	6,322,201
5,085,000	IDR	Astra International, Tbk PT	2,851,217
2,500,000	HKD	Brilliance China Automotive Holdings, Ltd.	4,323,164
61,000	CHF	Compagnie Financière Richemont, SA	5,143,141
758,280	TWD	Eclat Textile Company, Ltd.	7,233,375

NUMBER OF SHARES			VALUE
555,000	BRL	Estacio Participacoes, SA	$6,428,225
230,000	MXN	Grupo Televisa, SAB	1,666,299
36,100	KRW	Hyundai Motor Company	5,728,406
1,059,184	BRL	Kroton Educacional, SA	7,548,807
74,000		Las Vegas Sands Corp.~	4,607,240
3,706,667	IDR	Matahari Department Store, Tbk PT	4,487,931
2,051,600	HKD	MGM China Holdings, Ltd.	6,595,481
525,000	INR	Motherson Sumi Systems, Ltd.	3,594,888
5,000,000	HKD	NagaCorp, Ltd.^	4,204,333
141,297	ZAR	Naspers, Ltd. - Class N	17,623,853
37,000		Nike, Inc. - Class B~	3,439,890
1,100,100	HKD	Samsonite International, SA	3,655,330
252,000	GBP	WPP, PLC	4,922,229

			100,376,010

		Consumer Staples (6.5%)
1,164,500	BRL	AMBEV, SA	7,707,252
168,000	GBP	Diageo, PLC	4,954,724
686,000	MXN	Fomento Economico Mexicano, SAB de CV	6,608,728
1,112,750	INR	ITC, Ltd.	6,434,342
79,000		Mondelez International, Inc. - Class A~	2,785,540
95,000	CHF	Nestlé, SA	6,966,743
360,000	BRL	Raia Drogasil, SA	3,267,444
150,000	JPY	Unicharm Corp.	3,488,018

			42,212,791

		Energy (6.3%)
48,000		Anadarko Petroleum Corp.~	4,405,440
33,463	CAD	Gran Tierra Energy, Inc.#	152,611
690,000	INR	Oil & Natural Gas Corp, Ltd.	4,515,757
6,000,000	HKD	PetroChina Company, Ltd. - Class H	7,511,666
1,163,000	BRL	Petróleo Brasileiro, SA	6,875,964
5,638,000	MYR	Sapurakencana Petroleum, Bhd	5,844,691
83,000	ZAR	Sasol, Ltd.	4,144,624
74,000		Schlumberger, Ltd.~	7,300,840

			40,751,593

		Financials (16.6%)
1,213,000	HKD	AIA Group, Ltd.	6,769,055
927,500	INR	Axis Bank, Ltd.	6,637,516
5,725,000	IDR	Bank Mandiri Persero, Tbk PT	4,916,938
542,000	BRL	BB Seguridade Participacoes, SA	7,231,333
65,000		Citigroup, Inc.~	3,479,450
62,000		Credicorp, Ltd.~	9,982,000
1,040,000	MXN	Fibra Uno Administracion, SA de CV^	3,609,736
2,167,000	MXN	Grupo Financiero Banorte, SAB de CV	13,887,467
628,000	HKD	HSBC Holdings, PLC	6,426,074
400,000	INR	ICICI Bank, Ltd.	10,623,666

See accompanying Notes to Schedule of Investments	www.calamos.com	87

Evolving World Growth Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES			VALUE
511,300		Itau Unibanco Holding, SA~	$7,546,788
660,000	THB	Kasikornbank, PCL	4,785,464
1,100,000	MYR	Malayan Banking, Bhd	3,245,139
6,615,000	PHP	Metropolitan Bank & Trust Company	12,161,735
107,000	KRW	Shinhan Financial Group Company, Ltd.	5,036,042
427,000	TRY	Turkiye Garanti Bankasi AS	1,666,536

			108,004,939

		Health Care (2.4%)
500,000	INR	Glenmark Pharmaceuticals, Ltd.	5,853,940
138,437	INR	Lupin, Ltd.	3,085,223
76,000	EUR	Sanofi	6,896,248

			15,835,411

		Industrials (4.1%)
66,000		Cummins, Inc.~	9,647,880
2,450,000	MXN	Empresas ICA, SAB de CV#^	4,357,375
38,300	JPY	FANUC Corp.	6,749,830
484,000	HKD	Hutchison Whampoa, Ltd.	6,137,392

			26,892,477

		Information Technology (20.9%)
51,000		Apple, Inc.~	5,508,000
58,500		Baidu, Inc.~#	13,968,045
200,000	INR	HCL Technologies, Ltd.	5,245,663
141,000	TWD	Hermes Microvision, Inc.	6,630,423
129,000		Hollysys Automation Technologies, Ltd.~#^	3,164,370
6,501,000	HKD	Lenovo Group, Ltd.^	9,582,507
140,000	BRL	Linx, SA	2,908,592
1,143,000	TWD	MediaTek, Inc.	16,325,423
4,200	KRW	NAVER Corp.	2,972,013
80,000		NXP Semiconductors, NV~#	5,492,800
5,815,000	HKD	PAX Global Technology, Ltd.#	6,245,612
5,800	KRW	Samsung Electronics Company, Ltd.	6,763,626
94,000	KRW	SK Hynix, Inc.#	4,191,864
3,209,649	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	13,913,418
381,918	INR	Tata Consultancy Services, Ltd.	16,250,984
1,066,500	HKD	Tencent Holdings, Ltd.	17,141,079

			136,304,419

		Materials (1.4%)
1,380,000	MXN	Grupo Mexico, SAB de CV - Series B	4,749,874
3,500,000	IDR	Semen Indonesia (Persero), Tbk PT	4,597,435

			9,347,309

		Telecommunication Services (5.9%)
5,400,000	MXN	América Móvil, SAB de CV	6,604,511
1,051,500	HKD	China Mobile, Ltd.	13,083,308
230,000	ZAR	MTN Group, Ltd.	5,092,904

NUMBER OF SHARES			VALUE
27,900	KRW	SK Telecom Company, Ltd.	$6,991,711
90,600	JPY	SoftBank Corp.	6,595,627

			38,368,061

		Utilities (0.6%)
80,000	KRW	Korea Electric Power Corp.	3,511,665

		TOTAL COMMON STOCKS (Cost $496,622,680)	521,604,675

SHORT TERM INVESTMENT (6.7%)
43,780,127		Fidelity Prime Money Market Fund - Institutional Class (Cost $43,780,127)	43,780,127

NUMBER OF SHARES/ PRINCIPAL AMOUNT

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (2.5%)
		Federal Home Loan Bank Discount Notes
1,059,511		0.000%, 11/24/14	1,059,511
1,047,987		0.000%, 11/10/14	1,047,987
1,047,986		0.000%, 11/13/14	1,047,986
1,047,978		0.000%, 11/28/14	1,047,978
1,047,936		0.000%, 12/08/14	1,047,936
		Federal Home Loan Mortgage Corp. Discount Notes
2,095,873		0.000%, 11/24/14	2,095,873
1,141,900		0.000%, 01/26/15	1,141,900
		Federal National Mortgage Association Discount Notes
1,047,920		0.000%, 12/01/14	1,047,920
523,967		0.000%, 12/10/14	523,967
1,771,360		Fidelity Prime Money Market Fund - Institutional Class	1,771,360
2,095,980		Goldman Sachs Financial Square Fund	2,095,980
2,095,980		Morgan Stanley Institutional Liquidity Fund	2,095,980

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $16,024,378)	16,024,378

TOTAL INVESTMENTS (105.4%) (Cost $663,816,666)			686,623,630

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.5%)			(16,024,378)

LIABILITIES, LESS OTHER ASSETS (-2.9%)			(19,035,930)

NET ASSETS (100.0%)			$651,563,322

88	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Evolving World Growth Fund    Schedule of Investments October 31, 2014

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	British Pound Sterling	11/26/14	460,000	$735,731	$1,846
Northern Trust Company	British Pound Sterling	11/26/14	5,386,000	8,614,447	87,375
Northern Trust Company	European Monetary Unit	11/26/14	21,902,000	27,450,348	468,131
Brown Brothers Harriman & Company	Japanese Yen	11/26/14	887,379,000	7,901,348	18,737
Northern Trust Company	Japanese Yen	11/26/14	1,581,637,000	14,083,120	553,685

					$1,129,774

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Brown Brothers Harriman & Company	European Monetary Unit	11/26/14	8,325,000	$10,433,940	$(77,097)
UBS AG	Japanese Yen	11/26/14	105,374,000	938,265	(29,167)

					$(106,264)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $547,886.

#	Non-income producing security.

^	Security, or portion of security, is on loan.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
INR	Indian Rupee
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thailand Baht
TRY	Turkish Lira
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency.

CURRENCY EXPOSURE

OCTOBER 31, 2014

	Value	% of Total Investments
US Dollar	$205,010,529	29.9%
Hong Kong Dollar	99,707,848	14.5%
Indian Rupee	62,241,979	9.1%
Mexican Peso	47,806,191	7.0%
New Taiwan Dollar	44,102,639	6.4%
Brazilian Real	41,967,617	6.1%
South Korean Won	41,488,549	6.0%
South African Rand	26,861,381	3.9%
Japanese Yen	22,800,486	3.3%
European Monetary Unit	21,595,205	3.2%
Indonesian Rupiah	16,853,521	2.5%
Philippine Peso	12,161,735	1.8%
Swiss Franc	12,109,884	1.8%
British Pound Sterling	9,876,953	1.4%
Malaysian Ringgit	9,089,830	1.3%
Singapore Dollar	6,344,672	0.9%
Thai Baht	4,785,464	0.7%
Turkish Lira	1,666,536	0.2%
Canadian Dollar	152,611	—%
Total Investments	$686,623,630	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	89

Emerging Market Equity Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES			VALUE
COMMON STOCKS (95.9%)
		Consumer Discretionary (15.1%)
46,600	MXN	Alsea, SAB de CV#^	$146,068
186,000	IDR	Astra International, Tbk PT	104,292
70,000	MYR	Astro Malaysia Holdings Bhd	70,254
106,000	HKD	Brilliance China Automotive Holdings, Ltd.	183,302
17,960	TWD	Eclat Textile Company, Ltd.	171,324
13,242	BRL	Estacio Participacoes, SA	153,374
2,000	EUR	Folli Follie Group#	65,457
5,500	MXN	Grupo Televisa, SAB	39,846
860	KRW	Hyundai Motor Company	136,466
24,776	BRL	Kroton Educacional, SA	176,579
1,800	KRW	LOTTE Himart Company, Ltd.	111,400
112,870	IDR	Matahari Department Store, Tbk PT	136,660
50,223	HKD	MGM China Holdings, Ltd.	161,457
134,000	HKD	NagaCorp, Ltd.	112,676
3,659	ZAR	Naspers, Ltd. - Class N	456,384
22,000	ZAR	Steinhoff International Holdings, Ltd.	112,552

			2,338,091

		Consumer Staples (5.3%)
41,400	BRL	AMBEV, SA	274,006
20,200	MXN	Fomento Economico Mexicano, SAB de CV	194,601
38,900		ITC, Ltd.#~	225,076
1,960		Magnit PJSC	131,320

			825,003

		Energy (5.9%)
402,000	HKD	Anton Oilfield Services Group~	84,953
60,000	HKD	CNOOC, Ltd.	93,953
167,000	HKD	PetroChina Company, Ltd. - Class H	209,074
27,800	BRL	Petróleo Brasileiro, SA	164,361
24,700	THB	PTT Exploration & Production, PCL	111,101
131,500	MYR	Sapurakencana Petroleum, Bhd	136,321
2,100	ZAR	Sasol, Ltd.	104,864

			904,627

		Financials (26.1%)
335,000	HKD	Agricultural Bank of China, Ltd.	155,672
28,800	HKD	AIA Group, Ltd.	160,716
5,450		Axis Bank, Ltd.~	191,895
318,200	PHP	Ayala Land, Inc.	237,767
191,000	IDR	Bank Mandiri Persero, Tbk PT	164,041
84,000	IDR	Bank Rakyat Indonesia Persero, Tbk PT	76,977
15,000	BRL	BB Seguridade Participacoes, SA	200,129
212,000	HKD	China Construction Bank Corp.	158,173
9,000	ZAR	Coronation Fund Managers, Ltd.	77,926
2,020		Credicorp, Ltd.~	325,220

NUMBER OF SHARES			VALUE
33,400	MXN	Fibra Uno Administracion, SA de CV	$115,928
65,300	MXN	Grupo Financiero Banorte, SAB de CV	418,483
80,000	HKD	Haitong Securities Company, Ltd. - Class H	137,354
4,625		ICICI Bank, Ltd.~	260,665
16,330	BRL	Itau Unibanco Holding, SA	242,192
11,700	THB	Kasikornbank, PCL	84,766
9,000	THB	Kasikornbank, PCL	65,256
49,000	MYR	Malayan Banking, Bhd	144,556
177,000	PHP	Metropolitan Bank & Trust Company	325,416
28,000	AED	National Bank of Abu Dhabi PJSC	102,913
3,300	KRW	Shinhan Financial Group Company, Ltd.	155,317
20,000		Turkiye Garanti Bankasi AS~	77,000
212,000	HKD	Value Partners Group, Ltd.	159,773

			4,038,135

		Health Care (2.9%)
3,100	ZAR	Aspen Pharmacare Holdings, Ltd.#~	110,751
3,590		Dr. Reddy’s Laboratories, Ltd.~	187,721
121,000	HKD	PW Medtech Group, Ltd.#	76,398
4,000	TWD	St Shine Optical Company, Ltd.	70,272

			445,142

		Industrials (4.5%)
149,000	HKD	AviChina Industry & Technology Company, Ltd. - Class H	113,496
109,000	MXN	Empresas ICA, SAB de CV#^	193,859
7,400		Grana y Montero, SAA~	101,528
3,300		Larsen & Toubro, Ltd.~	90,090
4,600	BRL	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao, SA	73,848
504,000	IDR	Wijaya Karya Persero, Tbk PT	119,337

			692,158

		Information Technology (24.5%)
94,000	TWD	Advanced Semiconductor Engineering, Inc.	113,397
1,920		Baidu, Inc.#~	458,439
83,000	TWD	Epistar Corp.	150,089
4,000	TWD	Hermes Microvision, Inc.	188,097
9,425		Hollysys Automation Technologies, Ltd.#~	231,195
4,720		Infosys, Ltd.~	315,579
203,000	HKD	Lenovo Group, Ltd.^	299,223
5,300	BRL	Linx, SA	110,111
28,000	TWD	MediaTek, Inc.	399,923
150	KRW	NAVER Corp.	106,143
181,000	HKD	PAX Global Technology, Ltd.#	194,404
130	KRW	Samsung Electronics Company, Ltd.	151,599
3,300	KRW	SK Hynix, Inc.#	147,161

90	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Emerging Market Equity Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES			VALUE
91,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	$394,473
27,700	HKD	Tencent Holdings, Ltd.	445,202
2,700		Yandex, NV - Class A#	77,274

			3,782,309

		Materials (4.2%)
272,840	MXN	Cemex, SAB de CV#^	336,333
43,200	MXN	Grupo Mexico, SAB de CV - Series B	148,692
121,000	IDR	Semen Indonesia (Persero), Tbk PT	158,940

			643,965

		Telecommunication Services (6.5%)
159,400	MXN	América Móvil, SAB de CV~	194,955
31,000	HKD	China Mobile, Ltd.	385,718
7,150	ZAR	MTN Group, Ltd.	158,323
1,040	KRW	SK Telecom Company, Ltd.	260,623

			999,619

		Utilities (0.9%)
3,300	KRW	Korea Electric Power Corp.	144,856

		TOTAL COMMON STOCKS (Cost $14,805,970)	14,813,905

SHORT TERM INVESTMENT (6.9%)
1,066,479		Fidelity Prime Money Market Fund - Institutional Class (Cost $1,066,479)	1,066,479

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (2.9%)
		Federal Home Loan Bank Discount Notes
29,188		0.000%, 11/24/14	29,188
28,870		0.000%, 11/28/14	28,870
28,870		0.000%, 11/10/14	28,870
28,870		0.000%, 11/13/14	28,870
28,869		0.000%, 12/08/14	28,869
		Federal Home Loan Mortgage Corp. Discount Notes
57,738		0.000%, 11/24/14	57,738
31,457		0.000%, 01/26/15	31,457
		Federal National Mortgage Association Discount Notes
28,869		0.000%, 12/01/14	28,869
14,434		0.000%, 12/10/14	14,434
48,798		Fidelity Prime Money Market Fund - Institutional Class	48,798

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
57,740	Goldman Sachs Financial Square Fund	$57,740
57,741	Morgan Stanley Institutional Liquidity Fund	57,741

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $441,444)	441,444

TOTAL INVESTMENTS (105.7%) (Cost $16,313,893)		16,321,828

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.9%)		(441,444)

LIABILITIES, LESS OTHER ASSETS (-2.8%)		(433,155)

NET ASSETS (100.0%)		$15,447,229

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

^	Security, or portion of security, is on loan.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $667,009.

FOREIGN CURRENCY ABBREVIATIONS

AED	UAE Dirham
BRL	Brazilian Real
EUR	European Monetary Unit
HKD	Hong Kong Dollar
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
PHP	Philippine Peso
THB	Thailand Baht
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

See accompanying Notes to Financial Statements	www.calamos.com	91

Emerging Market Equity Fund    Schedule of Investments October 31, 2014

CURRENCY EXPOSURE

OCTOBER 31, 2014

	Value	% of Total Investments
US Dollar	$4,180,925	25.6%
Hong Kong Dollar	3,131,544	19.2%
Mexican Peso	1,788,765	11.0%
New Taiwan Dollar	1,487,575	9.1%
Brazilian Real	1,394,600	8.5%
South Korean Won	1,213,565	7.4%
South African Rand	1,020,800	6.3%
Indonesian Rupiah	760,247	4.7%
Philippine Peso	563,183	3.4%
Malaysian Ringgit	351,131	2.2%
Thai Baht	261,123	1.6%
UAE Dirham	102,913	0.6%
European Monetary Unit	65,457	0.4%
Total Investments	$16,321,828	100.0%

Currency exposure may vary over time.

92	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Global Equity Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES			VALUE
COMMON STOCKS (97.2%)
		Consumer Discretionary (19.0%)
11,100		Amazon.com, Inc.#~	$3,390,606
19,800	CHF	Compagnie Financière Richemont, SA	1,669,413
21,100		Deckers Outdoor Corp.#~	1,845,406
121,680	TWD	Eclat Textile Company, Ltd.	1,160,728
100,000	BRL	Estacio Participacoes, SA	1,158,239
30,400		Harley-Davidson, Inc.	1,997,280
20,000		Home Depot, Inc.~	1,950,400
6,300	KRW	Hyundai Motor Company	999,694
17,000		Las Vegas Sands Corp.	1,058,420
36,000		Lions Gate Entertainment Corp.	1,192,680
761,200	HKD	MGM China Holdings, Ltd.	2,447,105
43,000	ZAR	Naspers, Ltd. - Class N	5,363,353
13,000		Nike, Inc. - Class B	1,208,610
88,900	DKK	Pandora, A/S	7,495,294
2,500		Priceline Group, Inc.#	3,015,525
22,000		Starbucks Corp.	1,662,320
32,700	JPY	Toyota Motor Corp.	1,967,795
13,400		Walt Disney Company~	1,224,492
124,000	GBP	WPP, PLC	2,422,049

			43,229,409

		Consumer Staples (6.0%)
36,000	CAD	Alimentation Couche-Tard, Inc.	1,221,774
23,500	EUR	Anheuser-Busch InBev, NV	2,606,019
39,000	JPY	Asahi Group Holdings, Ltd.	1,209,735
20,700	GBP	British American Tobacco, PLC	1,173,226
24,000	CAD	Loblaw Companies, Ltd.	1,250,415
47,000		Mondelez International, Inc. - Class A	1,657,220
10,400	EUR	Pernod Ricard, SA	1,184,683
55,000	JPY	Seven & I Holdings Company, Ltd.	2,148,087
19,200		Walgreen Company	1,233,024

			13,684,183

		Energy (5.0%)
15,000		Anadarko Petroleum Corp.~	1,376,700
1,080,000	HKD	Anton Oilfield Services Group	228,232
18,000		Continental Resources, Inc.#~^	1,014,660
16,750		EOG Resources, Inc.~	1,592,087
35,000	CAD	MEG Energy Corp.#	844,683
15,000		Occidental Petroleum Corp.	1,333,950
50,500		Schlumberger, Ltd.	4,982,330

			11,372,642

		Financials (12.5%)
447,000	HKD	AIA Group, Ltd.	2,494,450
48,000		Arthur J. Gallagher & Company	2,289,600
40,500	EUR	Azimut Holding, S.p.A	947,946

NUMBER OF SHARES			VALUE
102,000		Blackstone Group, LP~	$3,072,240
70,500		Citigroup, Inc.~	3,773,865
87,000	JPY	Daiwa Securities Group, Inc.	687,558
61,000	EUR	Deutsche Annington Immobilien, SE	1,765,760
165,000	MXN	Grupo Financiero Banorte, SAB de CV	1,057,421
235,200	GBP	HSBC Holdings, PLC	2,397,950
638,000	PHP	Metropolitan Bank & Trust Company	1,172,969
40,000	JPY	Mitsui Fudosan Company, Ltd.	1,286,658
91,000	GBP	St. James’s Place, PLC	1,088,114
20,000		State Street Corp.	1,509,200
33,000		Waddell & Reed Financial, Inc. - Class A	1,575,420
30,000		Wells Fargo & Company~	1,592,700
121,000		WisdomTree Investments, Inc.^	1,784,750

			28,496,601

		Health Care (9.9%)
27,000		Celgene Corp.#~	2,891,430
76,500		Cerner Corp.#~	4,845,510
22,200		Gilead Sciences, Inc.#	2,486,400
13,500		Illumina, Inc.#	2,599,830
26,000	DKK	Novo Nordisk, A/S - Class B	1,175,271
8,500		Regeneron Pharmaceuticals, Inc.#^	3,346,620
23,000	EUR	Sanofi	2,087,022
19,000	GBP	Shire, PLC	1,274,842
15,500		Zimmer Holdings, Inc.	1,724,220

			22,431,145

		Industrials (11.3%)
30,000	EUR	Airbus Group, NV	1,791,032
17,300		Cummins, Inc.~	2,528,914
47,000		Delta Air Lines, Inc.	1,890,810
40,300		Eaton Corp., PLC	2,756,117
28,000	JPY	FANUC Corp.	4,934,602
102,000	HKD	Hutchison Whampoa, Ltd.	1,293,417
110,000	EUR	Koninklijke Philips, NV	3,075,368
44,800	EUR	Safran, SA	2,837,343
28,000	CAD	Stantec, Inc.	1,774,083
16,600		United Parcel Service, Inc. - Class B	1,741,506
11,000		United Technologies Corp.	1,177,000

			25,800,192

		Information Technology (29.9%)
79,200		Apple, Inc.~	8,553,600
125,000	GBP	ARM Holdings, PLC	1,769,672
5,000		Baidu, Inc.#	1,193,850
71,800		Cognizant Technology Solutions Corp. - Class A#	3,507,430
11,500	CAD	Constellation Software, Inc.	3,239,652
64,000		Facebook, Inc. - Class A#	4,799,360

See accompanying Notes to Schedule of Investments	www.calamos.com	93

Global Equity Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES			VALUE
12,025		Google, Inc. - Class A#~	$6,828,637
8,325		Google, Inc. - Class C#~	4,654,341
23,600		LinkedIn Corp. - Class A#~	5,403,456
50,400		MasterCard, Inc. - Class A~	4,221,000
241,000	TWD	MediaTek, Inc.	3,442,193
60,900		Mellanox Technologies, Ltd.#^	2,727,711
19,200		NXP Semiconductors, NV#	1,318,272
23,900		QUALCOMM, Inc.	1,876,389
23,000		ServiceNow, Inc.#	1,562,390
30,000		Splunk, Inc.#	1,982,400
849,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	3,680,307
304,200	HKD	Tencent Holdings, Ltd.	4,889,185
30,000		VMware, Inc. - Class A#	2,507,100

			68,156,945

		Materials (2.0%)
1,500,000	MXN	Cemex, SAB de CV#^	1,849,067
270,000	GBP	Glencore, PLC#	1,385,271
410,000	MXN	Grupo Mexico, SAB de CV - Series B	1,411,195

			4,645,533

		Telecommunication Services (1.6%)
9,200	KRW	SK Telecom Company, Ltd.	2,305,511
16,800	JPY	SoftBank Corp.	1,223,030

			3,528,541

		TOTAL COMMON STOCKS (Cost $192,569,987)	221,345,191

SHORT TERM INVESTMENT (4.7%)
10,772,629		Fidelity Prime Money Market Fund - Institutional Class (Cost $10,772,629)	10,772,629

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (3.6%)
		Federal Home Loan Bank Discount Notes
538,670		0.000%, 11/24/14	538,670
532,811		0.000%, 11/10/14	532,811
532,811		0.000%, 11/13/14	532,811
532,807		0.000%, 11/28/14	532,807
532,785		0.000%, 12/08/14	532,785
		Federal Home Loan Mortgage Corp. Discount Notes
1,065,571		0.000%, 11/24/14	1,065,571
580,557		0.000%, 01/26/15	580,557
		Federal National Mortgage Association Discount Notes
532,777		0.000%, 12/01/14	532,777
266,392		0.000%, 12/10/14	266,392

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
900,584	Fidelity Prime Money Market Fund - Institutional Class	$900,584
1,065,625	Goldman Sachs Financial Square Fund	1,065,625
1,065,625	Morgan Stanley Institutional Liquidity Fund	1,065,625

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $8,147,015)	8,147,015

TOTAL INVESTMENTS (105.5%) (Cost $211,489,631)		240,264,835

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.6%)		(8,147,015)

LIABILITIES, LESS OTHER ASSETS (-1.9%)		(4,322,952)

NET ASSETS (100.0%)		$227,794,868

NOTES TO SCHEDULE OF INVESTMENTS

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $1,134,258.

^	Security, or portion of security, is on loan.

FOREIGN CURRENCY ABBREVIATIONS

BRL	Brazilian Real
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
PHP	Philippine Peso
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars.

94	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Global Equity Fund    Schedule of Investments October 31, 2014

CURRENCY EXPOSURE

OCTOBER 31, 2014

	VALUE	% OF TOTAL INVESTMENTS
US Dollar	$145,377,422	60.5%
European Monetary Unit	16,295,173	6.8%
Japanese Yen	13,457,465	5.6%
British Pound Sterling	11,511,124	4.8%
Hong Kong Dollar	11,352,389	4.7%
Danish Krone	8,670,565	3.6%
Canadian Dollar	8,330,607	3.5%
New Taiwan Dollar	8,283,228	3.4%
South African Rand	5,363,353	2.2%
Mexican Peso	4,317,683	1.8%
South Korean Won	3,305,205	1.4%
Swiss Franc	1,669,413	0.7%
Philippine Peso	1,172,969	0.5%
Brazilian Real	1,158,239	0.5%
Total Investments	$240,264,835	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	95

Growth and Income Fund    Schedule of Investments October 31, 2014

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (24.6%)
	Consumer Discretionary (6.4%)
7,770,000	HomeAway, Inc.* 0.125%, 04/01/19	$7,539,231
19,970,000	Iconix Brand Group, Inc. 1.500%, 03/15/18	27,112,670
	Jarden Corp.
16,600,000	1.125%, 03/15/34*	17,741,831
9,275,000	1.500%, 06/15/19	11,569,310
38,195,000	Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)§ 0.750%, 03/30/43	52,304,233
13,063,000	Liberty Media Corp.* 1.375%, 10/15/23	13,077,108
8,200,000	MGM Resorts International 4.250%, 04/15/15	10,537,779
	Priceline Group, Inc.
24,600,000	1.000%, 03/15/18	34,127,211
16,200,000	0.900%, 09/15/21*	15,552,324
6,000,000	Tesla Motors, Inc. 1.250%, 03/01/21	5,693,070

		195,254,767

	Energy (1.0%)
23,500,000	Helix Energy Solutions Group, Inc.^ 3.250%, 03/15/32	30,003,155

	Financials (1.7%)
20,550,000	Ares Capital Corp.^ 5.750%, 02/01/16	21,381,453
9,865,000	FXCM, Inc. 2.250%, 06/15/18	10,417,933
5,850,000	MGIC Investment Corp. 2.000%, 04/01/20	8,401,331
9,812,000	Portfolio Recovery Associates, Inc. 3.000%, 08/01/20	11,805,799

		52,006,516

	Health Care (6.8%)
9,904,000	BioMarin Pharmaceutical, Inc.^ 1.500%, 10/15/20	11,677,856
15,130,000	Cepheid*^ 1.250%, 02/01/21	16,592,163
3,920,000	Gilead Sciences, Inc. 1.625%, 05/01/16	19,257,392
14,100,000	Hologic, Inc.‡ 2.000%, 12/15/37	17,648,194
40,825,000	Illumina, Inc.*^ 0.000%, 06/15/19	45,290,030
8,000,000	Insulet Corp. 2.000%, 06/15/19	9,273,720
	Molina Healthcare, Inc.
8,457,000	1.625%, 08/15/44*	8,985,563
6,500,000	1.125%, 01/15/20	8,459,198

PRINCIPAL AMOUNT		VALUE
6,250,000	Salix Pharmaceuticals, Ltd. 1.500%, 03/15/19	$13,961,438
31,500,000	WellPoint, Inc. 2.750%, 10/15/42	54,950,017

		206,095,571

	Industrials (1.3%)
10,050,000	Air Lease Corp.^ 3.875%, 12/01/18	14,543,154
24,250,000	Siemens, AG 1.050%, 08/16/17	26,394,247

		40,937,401

	Information Technology (5.9%)
16,200,000	Electronic Arts, Inc. 0.750%, 07/15/16	22,033,215
7,989,000	Euronet Worldwide, Inc.* 1.500%, 10/01/44	8,108,835
3,282,000	Intel Corp. 3.250%, 08/01/39	5,456,325
8,270,000	NVIDIA Corp.* 1.000%, 12/01/18	9,390,502
14,735,000	Palo Alto Networks, Inc.* 0.000%, 07/01/19	17,313,993
18,500,000	Salesforce.com, Inc.^ 0.250%, 04/01/18	21,895,490
26,000,000	SanDisk Corp. 0.500%, 10/15/20	30,745,000
29,850,000	ServiceNow, Inc.* 0.000%, 11/01/18	33,935,868
10,000,000	Take-Two Interactive Software, Inc. 1.750%, 12/01/16	14,583,200
14,700,000	Yahoo!, Inc.* 0.000%, 12/01/18	15,896,213

		179,358,641

	Materials (1.5%)
11,000,000	Cemex, SAB de CV 3.250%, 03/15/16	14,633,300
15,000,000	Glencore Finance Europe, SA 5.000%, 12/31/14	15,378,704
16,880,000	RTI International Metals, Inc.^ 1.625%, 10/15/19	16,224,381

		46,236,385

	TOTAL CONVERTIBLE BONDS (Cost $647,220,113)	749,892,436

SYNTHETIC CONVERTIBLE SECURITIES (5.4%)¤
Corporate Bonds (5.1%)
	Consumer Discretionary (2.7%)
3,590,000	Chrysler Group, LLC 8.250%, 06/15/21	4,011,825
	DISH DBS Corp.
12,500,000	5.875%, 07/15/22	13,242,187
10,030,000	5.125%, 05/01/20	10,418,663

96	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments October 31, 2014

PRINCIPAL AMOUNT		VALUE
23,500,000	Expedia, Inc. 5.950%, 08/15/20	$26,277,817
1,020,000	Icahn Enterprises, LP 4.875%, 03/15/19	1,042,950
23,000,000	L Brands, Inc. 5.625%, 02/15/22	24,696,250
3,040,000	PVH Corp. 4.500%, 12/15/22	3,032,400

		82,722,092

	Energy (0.3%)
7,904,000	EPL Oil & Gas, Inc. 8.250%, 02/15/18	7,701,460

	Financials (0.4%)
12,000,000	Neuberger Berman Group, LLC* 5.875%, 03/15/22	12,780,000

	Health Care (0.7%)
10,750,000	Endo International, PLC* 7.000%, 07/15/19	11,334,531
5,105,000	Salix Pharmaceuticals, Ltd.* 6.000%, 01/15/21	5,526,163
3,000,000	Universal Health Services, Inc.* 4.750%, 08/01/22	3,058,125

		19,918,819

	Industrials (0.3%)
9,941,000	Actuant Corp. 5.625%, 06/15/22	10,357,279

	Information Technology (0.4%)
2,230,000	ACI Worldwide, Inc.* 6.375%, 08/15/20	2,373,556
11,415,000	Brocade Communications Systems, Inc. 4.625%, 01/15/23	11,193,835

		13,567,391

	Materials (0.3%)
7,135,000	Alcoa, Inc. 5.125%, 10/01/24	7,518,506

	TOTAL CORPORATE BONDS	154,565,547

NUMBER OF CONTRACTS		VALUE

Purchased Options (0.3%)#
	Information Technology (0.3%)
2,110	Facebook, Inc. Call, 01/17/15, Strike $67.50	1,883,175
330	Google, Inc. Call, 01/17/15, Strike $865.00	8,708,700

	TOTAL PURCHASED OPTIONS	10,591,875

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $154,861,868)	165,157,422

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (9.5%)
	Energy (1.3%)
35,950	Chesapeake Energy Corp.* 5.750%	$39,385,531

	Financials (2.7%)
690,000	Affiliated Managers Group, Inc. 5.150%	42,564,375
161,930	American Tower Corp.^ 5.250%	17,616,365
220,000	Crown Castle International Corp. 4.500%	22,354,200

		82,534,940

	Industrials (3.7%)
150,000	Genesee & Wyoming, Inc. 5.000%	18,574,500
135,000	Stanley Black & Decker, Inc.^ 6.250%	15,664,050
1,325,000	United Technologies Corp.^ 7.500%	77,340,250

		111,578,800

	Utilities (1.8%)
301,775	Dominion Resources, Inc. 6.375%	15,194,371
320,000	Exelon Corp.^ 6.500%	16,857,600
380,000	NextEra Energy, Inc. 5.889%	24,050,200

		56,102,171

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $248,861,758)	289,601,442

COMMON STOCKS (55.3%)
	Consumer Discretionary (4.4%)
47,500	Amazon.com, Inc.#~	14,509,350
480,000	Home Depot, Inc.	46,809,600
268,000	Nike, Inc. - Class B	24,915,960
118,000	Starbucks Corp.	8,916,080
435,000	Twenty-First Century Fox, Inc.~	14,998,800
275,000	Walt Disney Company~	25,129,500

		135,279,290

	Consumer Staples (6.0%)
1,000,000	Coca-Cola Company~	41,880,000
260,000	Costco Wholesale Corp.~	34,676,200
560,000	Mondelez International, Inc. - Class A	19,745,600
215,000	PepsiCo, Inc.	20,676,550
200,000	Philip Morris International, Inc.	17,802,000

See accompanying Notes to Schedule of Investments	www.calamos.com	97

Growth and Income Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES		VALUE
261,000	Procter & Gamble Company	$22,777,470
415,000	Walgreen Company~	26,651,300

		184,209,120

	Energy (5.8%)
200,000	Anadarko Petroleum Corp.~	18,356,000
130,600	Chevron Corp.	15,665,470
340,000	Continental Resources, Inc.^#~	19,165,800
140,000	EOG Resources, Inc.~	13,307,000
425,000	National Oilwell Varco, Inc.	30,872,000
400,000	Occidental Petroleum Corp.~	35,572,000
447,000	Schlumberger, Ltd.~	44,101,020

		177,039,290

	Financials (12.0%)
520,000	American International Group, Inc.~	27,856,400
350,000	Arthur J. Gallagher & Company	16,695,000
800,000	Blackstone Group, LP~	24,096,000
945,000	Citigroup, Inc.~	50,585,850
275,000	Franklin Resources, Inc.	15,292,750
130,000	Goldman Sachs Group, Inc.~	24,698,700
1,140,000	JPMorgan Chase & Company	68,947,200
400,890	MetLife, Inc.	21,744,274
350,000	State Street Corp.~	26,411,000
300,000	T. Rowe Price Group, Inc.	24,627,000
1,250,000	Wells Fargo & Company~	66,362,500

		367,316,674

	Health Care (6.0%)
215,000	Celgene Corp.^#~	23,024,350
800,000	Johnson & Johnson~	86,224,000
380,000	Merck & Company, Inc.~	22,017,200
281,000	Stryker Corp.	24,595,930
249,000	Zimmer Holdings, Inc.~	27,698,760

		183,560,240

	Industrials (5.8%)
196,000	Boeing Company~	24,482,360
210,000	Cummins, Inc.	30,697,800
615,000	Delta Air Lines, Inc.	24,741,450
650,000	Eaton Corp., PLC	44,453,500
220,000	Union Pacific Corp.~	25,619,000
240,000	United Parcel Service, Inc. - Class B~	25,178,400

		175,172,510

	Information Technology (15.3%)
300,000	Accenture, PLC - Class A	24,336,000
1,500,000	Apple, Inc.~	162,000,000
392,000	Broadcom Corp. - Class A	16,416,960
617,000	eBay, Inc.#	32,392,500
155,000	Facebook, Inc. - Class A#	11,623,450

NUMBER OF SHARES		VALUE
53,500	Google, Inc. - Class A#	$30,381,045
750,000	MasterCard, Inc. - Class A~	62,812,500
1,315,000	Microsoft Corp.	61,739,250
375,000	Oracle Corp.~	14,643,750
300,000	QUALCOMM, Inc.~	23,553,000
515,000	Texas Instruments, Inc.~	25,574,900

		465,473,355

	TOTAL COMMON STOCKS (Cost $1,322,119,042)	1,688,050,479

SHORT TERM INVESTMENT (6.4%)
197,209,929	Fidelity Prime Money Market Fund - Institutional Class (Cost $197,209,929)	197,209,929

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (3.1%)
	Federal Home Loan Bank Discount Notes
6,194,335	0.000%, 11/24/14	6,194,335
6,126,963	0.000%, 11/10/14	6,126,963
6,126,957	0.000%, 11/13/14	6,126,957
6,126,909	0.000%, 11/28/14	6,126,909
6,126,663	0.000%, 12/08/14	6,126,663
	Federal Home Loan Mortgage Corp. Discount Notes
12,253,329	0.000%, 11/24/14	12,253,329
6,676,010	0.000%, 01/26/15	6,676,010
	Federal National Mortgage Association Discount Notes
6,126,569	0.000%, 12/01/14	6,126,569
3,063,323	0.000%, 12/10/14	3,063,323
10,356,093	Fidelity Prime Money Market Fund - Institutional Class	10,356,093
12,253,956	Goldman Sachs Financial Square Fund	12,253,956
12,253,955	Morgan Stanley Institutional Liquidity Fund	12,253,955

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $93,685,062)	93,685,062

TOTAL INVESTMENTS (104.3%) (Cost $2,663,957,772)		3,183,596,770

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-3.1%)		(93,685,062)

LIABILITIES, LESS OTHER ASSETS (-1.2%)		(37,607,487)

NET ASSETS (100.0%)		$3,052,304,221

98	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Growth and Income Fund    Schedule of Investments October 31, 2014

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Citibank N.A.	British Pound Sterling	01/22/15	7,039,000	$11,253,126	$27,598
UBS AG	British Pound Sterling	01/22/15	967,000	1,545,926	3,381
Northern Trust Company	European Monetary Unit	01/22/15	5,190,000	6,507,297	35,732
Barclays Bank PLC	Mexican Peso	01/22/15	31,025,000	2,293,224	4,295
Northern Trust Company	Mexican Peso	01/22/15	128,311,000	9,484,155	42,317

					$113,323

COUNTERPARTY	LONG CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
State Street Bank and Trust	British Pound Sterling	01/22/15	260,000	$415,657	$(1,052)
UBS AG	British Pound Sterling	01/22/15	3,406,000	5,445,113	(21,930)

					$(22,982)

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

^	Security, or portion of security, is on loan.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2014.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $11,587,291.

Note: The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	99

Global Growth and Income Fund    Schedule of Investments October 31, 2014

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (36.0%)
		Consumer Discretionary (4.4%)
1,900,000	EUR	FF Group Finance Luxembourg 1.750%, 07/03/19	$2,244,923
1,950,000		Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)§ 0.750%, 03/30/43	2,670,330
		Priceline Group, Inc.
5,150,000		1.000%, 03/15/18	7,144,518
2,500,000		0.900%, 09/15/21*	2,400,050
1,650,000	EUR	Steinhoff Finance Holding, GmbH 4.500%, 03/31/18	2,837,237
2,100,000	GBP	TUI Travel, PLC 4.900%, 04/27/17	4,028,791

			21,325,849

		Energy (2.6%)
5,400,000	AUD	Beach Energy, Ltd. 3.950%, 04/03/17	4,737,790
2,970,000		SEACOR Holdings, Inc. 2.500%, 12/15/27	3,356,293
4,100,000	EUR	Technip, SA 0.500%, 01/01/16	4,305,664

			12,399,747

		Financials (6.1%)
		Ares Capital Corp.
3,975,000		5.750%, 02/01/16	4,135,829
2,912,000		4.750%, 01/15/18^	3,032,484
5,500,000		AYC Finance, Ltd. 0.500%, 05/02/19	5,897,375
7,200,000	EUR	Azimut Holding, S.p.A. 2.125%, 11/25/20	9,872,830
3,650,000	EUR	Industrivarden, AB 1.875%, 02/27/17	4,832,749
1,562,000		Portfolio Recovery Associates, Inc. 3.000%, 08/01/20	1,879,398

			29,650,665

		Health Care (3.8%)
2,700,000		Cepheid* 1.250%, 02/01/21	2,960,928
6,915,000		Illumina, Inc.* 0.000%, 06/15/19	7,671,294
2,030,000		Medidata Solutions, Inc. 1.000%, 08/01/18	2,197,069
		Molina Healthcare, Inc.
1,158,000		1.625%, 08/15/44*	1,230,375
1,035,000		1.125%, 01/15/20	1,346,964
1,675,000		WellPoint, Inc. 2.750%, 10/15/42	2,921,945

			18,328,575

PRINCIPAL AMOUNT			VALUE

		Industrials (4.5%)
1,500,000	EUR	International Consolidated Airlines Group, SA 1.750%, 05/31/18	$2,570,533
4,800,000		MISUMI Group, Inc. 0.000%, 10/22/18	5,103,871
490,000,000	JPY	Nidec Corp. 0.000%, 09/18/15	6,155,443
7,500,000		Siemens, AG 1.050%, 08/16/17	8,163,169

			21,993,016

		Information Technology (12.1%)
2,000,000		Advanced Semiconductor Engineering, Inc. 0.000%, 09/05/18	2,408,310
120,000,000	JPY	Alps Electric Company, Ltd. 0.000%, 03/25/19	1,288,783
2,300,000		AOL, Inc.* 0.750%, 09/01/19	2,380,834
1,979,000		Electronic Arts, Inc. 0.750%, 07/15/16	2,691,588
6,800,000		Epistar Corp. 0.000%, 08/07/18	7,326,336
2,130,000		Euronet Worldwide, Inc.* 1.500%, 10/01/44	2,161,950
4,425,000		InvenSense, Inc.* 1.750%, 11/01/18	4,257,049
4,700,000		NVIDIA Corp.* 1.000%, 12/01/18	5,336,803
2,200,000		ON Semiconductor Corp. 2.625%, 12/15/26	2,436,753
2,775,000		Palo Alto Networks, Inc.* 0.000%, 07/01/19	3,260,694
5,050,000		Salesforce.com, Inc. 0.250%, 04/01/18	5,976,877
4,420,000		SanDisk Corp. 0.500%, 10/15/20	5,226,650
5,380,000		ServiceNow, Inc.* 0.000%, 11/01/18	6,116,414
2,300,000		Workday, Inc. 0.750%, 07/15/18	3,036,495
405,000,000	JPY	Yaskawa Electric Corp. 0.000%, 03/16/17	4,924,929

			58,830,465

		Materials (2.5%)
2,300,000	EUR	Buzzi Unicem, S.p.A.* 1.375%, 07/17/19	3,000,808
5,025,000		Cemex, SAB de CV 3.250%, 03/15/16	6,684,758
2,600,000		Glencore Finance Europe, SA 5.000%, 12/31/14	2,665,642

			12,351,208

		TOTAL CONVERTIBLE BONDS (Cost $172,898,801)	174,879,525

100	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund    Schedule of Investments October 31, 2014

PRINCIPAL AMOUNT			VALUE
SYNTHETIC CONVERTIBLE SECURITIES (7.7%)¤
Corporate Bonds (6.8%)
		Consumer Discretionary (4.4%)
3,525,000		Chrysler Group, LLC 8.250%, 06/15/21	$3,939,187
3,675,000		Dana Holding Corp. 6.500%, 02/15/19	3,824,297
		Icahn Enterprises, LP
2,725,000		4.875%, 03/15/19	2,786,313
2,460,000		5.875%, 02/01/22	2,552,250
3,490,000		Jaguar Land Rover Automotive, PLC* 8.125%, 05/15/21	3,841,181
4,400,000		L Brands, Inc. 5.625%, 02/15/22	4,724,500

			21,667,728

		Energy (1.6%)
3,675,000		Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	3,844,969
		Cimarex Energy Company
2,835,000		4.375%, 06/01/24	2,888,156
1,030,000		5.875%, 05/01/22	1,113,688

			7,846,813

		Materials (0.8%)
3,600,000		FMG Resources*^ 8.250%, 11/01/19	3,753,000

		TOTAL CORPORATE BONDS	33,267,541

NUMBER OF CONTRACTS			VALUE

PURCHASED OPTIONS (0.9%)#
		Consumer Discretionary (0.0%)
205		Amazon.com, Inc. Call, 01/17/15, Strike $350.00	36,285

		Financials (0.0%)
2,300	CHF	Credit Suisse Group, AG Call, 06/19/15, Strike $28.00	155,381

		Health Care (0.4%)
269		Gilead Sciences, Inc. Call, 01/17/15, Strike $95.00	507,065
102		Regeneron Pharmaceuticals, Inc. Call, 01/17/15, Strike $250.00	1,471,860

			1,978,925

		Industrials (0.1%)
740	EUR	Airbus Group, NV Call, 06/19/15, Strike $52.00	169,238

		Information Technology (0.4%)
900		Facebook, Inc. Call, 06/19/15, Strike $80.00	549,000

NUMBER OF CONTRACTS			VALUE
85		Google, Inc. Call, 01/17/15, Strike $1,070.00	$662,575
600		NXP Semiconductors, NV Call, 01/17/15, Strike $60.00	627,000
500		VMware, Inc. - Class A Call, 04/17/15, Strike $105.00	50,000

			1,888,575

		TOTAL PURCHASED OPTIONS	4,228,404

		TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $38,847,601)	37,495,945

NUMBER OF SHARES			VALUE
CONVERTIBLE PREFERRED STOCKS (5.1%)
		Energy (1.5%)
6,488		Chesapeake Energy Corp.* 5.750%	7,148,965

		Financials (0.6%)
28,600		American Tower Corp. 5.250%	3,111,394

		Industrials (1.5%)
126,225		United Technologies Corp. 7.500%	7,367,753

		Utilities (1.5%)
108,000		NextEra Energy, Inc. 5.599%	7,085,340

		TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $22,333,817)	24,713,452

COMMON STOCKS (46.7%)
		Consumer Discretionary (9.3%)
25,700	CHF	Compagnie Financière Richemont, SA	2,166,864
28,000		Home Depot, Inc.	2,730,560
37,000		Las Vegas Sands Corp.	2,303,620
97,400	ZAR	Naspers, Ltd. - Class N	12,148,618
27,500		Nike, Inc. - Class B	2,556,675
107,000	DKK	Pandora, A/S	9,021,333
32,000		Starbucks Corp.	2,417,920
70,000	JPY	Toyota Motor Corp.	4,212,405
73,000		Twenty-First Century Fox, Inc.	2,517,040
28,000		Walt Disney Company	2,558,640
125,000	GBP	WPP, PLC	2,441,582

			45,075,257

		Consumer Staples (5.0%)
50,000	EUR	Anheuser-Busch InBev, NV	5,544,721
43,000	GBP	British American Tobacco, PLC	2,437,137

See accompanying Notes to Schedule of Investments	www.calamos.com	101

Global Growth and Income Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES			VALUE
53,600		Coca-Cola Company~	$2,244,768
51,000	CAD	Loblaw Companies, Ltd.	2,657,131
69,000	CHF	Nestlé, SA	5,060,056
22,000	EUR	Pernod Ricard, SA	2,506,060
57,600		Walgreen Company	3,699,072

			24,148,945

		Energy (4.0%)
38,000		Anadarko Petroleum Corp.~	3,487,640
30,000	CAD	Canadian Natural Resources, Ltd.	1,046,892
34,597		EOG Resources, Inc.	3,288,445
67,950		Schlumberger, Ltd.	6,703,947
38,000	EUR	TOTAL, SA	2,268,726
82,000	CAD	Tourmaline Oil Corp.#	2,941,538

			19,737,188

		Financials (8.0%)
934,800	HKD	AIA Group, Ltd.	5,216,581
65,000		Arthur J. Gallagher & Company	3,100,500
138,500		Citigroup, Inc.~	7,413,905
330,000	JPY	Daiwa Securities Group, Inc.	2,607,977
169,000	EUR	Deutsche Annington Immobilien, SE	4,892,024
445,000	GBP	HSBC Holdings, PLC	4,536,938
40,000		State Street Corp.	3,018,400
62,000	JPY	Sumitomo Mitsui Financial Group, Inc.	2,528,541
102,000		Wells Fargo & Company	5,415,180

			38,730,046

		Health Care (4.1%)
85,500		Johnson & Johnson	9,215,190
28,000	DKK	Novo Nordisk, A/S - Class B	1,265,676
75,000	EUR	Sanofi	6,805,508
29,000		Stryker Corp.	2,538,370

			19,824,744

		Industrials (4.8%)
68,000		Eaton Corp., PLC	4,650,520
28,000	JPY	FANUC Corp.	4,934,602
245,000	HKD	Hutchison Whampoa, Ltd.	3,106,737
300,000	EUR	Koninklijke Philips, NV	8,387,367
23,500		United Parcel Service, Inc. - Class B	2,465,385

			23,544,611

		Information Technology (10.2%)
32,900		Accenture, PLC - Class A	2,668,848
150,300		Apple, Inc.~	16,232,400
60,500		Cognizant Technology Solutions Corp. - Class A#	2,955,425
20,200		Google, Inc. - Class A#	11,470,974
317,000	TWD	MediaTek, Inc.	4,527,698
33,700		QUALCOMM, Inc.	2,645,787

NUMBER OF SHARES			VALUE
1,203,000	TWD	Taiwan Semiconductor Manufacturing Company, Ltd.	$5,214,851
250,100	HKD	Tencent Holdings, Ltd.	4,019,676

			49,735,659

		Telecommunication Services (1.3%)
125,000		SK Telecom Company, Ltd.	3,473,750
40,000	JPY	SoftBank Corp.	2,911,977

			6,385,727

		TOTAL COMMON STOCKS (Cost $206,039,919)	227,182,177

SHORT TERM INVESTMENT (6.1%)
29,566,664		Fidelity Prime Money Market Fund - Institutional Class (Cost $29,566,664)	29,566,664

NUMBER OF SHARES/ PRINCIPAL AMOUNT			VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (0.9%)
		Federal Home Loan Bank Discount Notes
290,623		0.000%, 11/24/14	290,623
287,463		0.000%, 11/10/14	287,463
287,462		0.000%, 11/13/14	287,462
287,460		0.000%, 11/28/14	287,460
287,448		0.000%, 12/08/14	287,448
		Federal Home Loan Mortgage Corp. Discount Notes
574,896		0.000%, 11/24/14	574,896
313,223		0.000%, 01/26/15	313,223
		Federal National Mortgage Association Discount Notes
287,444		0.000%, 12/01/14	287,444
143,724		0.000%, 12/10/14	143,724
485,883		Fidelity Prime Money Market Fund - Institutional Class	485,883
574,927		Goldman Sachs Financial Square Fund	574,927
574,926		Morgan Stanley Institutional Liquidity Fund	574,926

		TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $4,395,479)	4,395,479

TOTAL INVESTMENTS (102.5%) (Cost $474,082,281)			498,233,242

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-0.9%)			(4,395,479)

LIABILITIES, LESS OTHER ASSETS (-1.6%)			(7,572,750)

NET ASSETS (100.0%)			$486,265,013

102	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Global Growth and Income Fund    Schedule of Investments October 31, 2014

NOTES TO SCHEDULE OF INVESTMENTS

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $593,675.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATIONS

AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
DKK	Danish Krone
EUR	European Monetary Unit
GBP	British Pound Sterling
HKD	Hong Kong Dollar
JPY	Japanese Yen
TWD	New Taiwan Dollar
ZAR	South African Rand

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

CURRENCY EXPOSURE

OCTOBER 31, 2014

	Value	% of Total Investments
US Dollar	$331,698,927	66.6%
European Monetary Unit	60,238,388	12.1%
Japanese Yen	29,564,657	5.9%
British Pound Sterling	13,444,448	2.7%
Hong Kong Dollar	12,342,994	2.5%
South African Rand	12,148,618	2.4%
Danish Krone	10,287,009	2.1%
New Taiwan Dollar	9,742,549	2.0%
Swiss Franc	7,382,301	1.5%
Canadian Dollar	6,645,561	1.3%
Australian Dollar	4,737,790	0.9%
Total Investments	$498,233,242	100.0%

Currency exposure may vary over time.

See accompanying Notes to Financial Statements	www.calamos.com	103

Convertible Fund    Schedule of Investments October 31, 2014

PRINCIPAL AMOUNT			VALUE
CONVERTIBLE BONDS (68.9%)
		Consumer Discretionary (9.6%)
		Jarden Corp.
7,000,000		1.125%, 03/15/34*	$7,481,495
1,750,000		1.500%, 06/15/19	2,182,889
12,000,000		Liberty Interactive, LLC (Time Warner Cable, Inc., Time Warner, Inc.)§ 0.750%, 03/30/43	16,432,800
13,600,000		Liberty Media Corp.*^ 1.375%, 10/15/23	13,614,688
12,000,000		MGM Resorts International 4.250%, 04/15/15	15,421,140
27,000,000		Priceline Group, Inc. 1.000%, 03/15/18	37,456,695
12,500,000		Standard Pacific Corp. 1.250%, 08/01/32	14,240,562
		Tesla Motors, Inc.
20,200,000		1.250%, 03/01/21	19,166,669
6,700,000		0.250%, 03/01/19^	6,467,175

			132,464,113

		Energy (1.8%)
6,000,000		Energy XXI Bermuda, Ltd.*^ 3.000%, 12/15/18	4,304,940
12,200,000		Hornbeck Offshore Services, Inc.^ 1.500%, 09/01/19	11,703,887
7,250,000		SEACOR Holdings, Inc. 2.500%, 12/15/27	8,192,971

			24,201,798

		Financials (5.5%)
		Ares Capital Corp.
23,000,000		4.750%, 01/15/18	23,951,625
3,200,000		4.375%, 01/15/19^	3,286,096
4,200,000	EUR	Azimut Holding, S.p.A. 2.125%, 11/25/20	5,759,151
4,400,000		MGIC Investment Corp. 2.000%, 04/01/20	6,318,950
5,900,000		Portfolio Recovery Associates, Inc. 3.000%, 08/01/20	7,098,880
13,450,000		Spirit Realty Capital, Inc. 2.875%, 05/15/19	13,338,096
10,700,000		Starwood Property Trust, Inc. 4.550%, 03/01/18	11,378,380
5,000,000		Starwood Waypoint Residential Trust*^ 3.000%, 07/01/19	4,900,275

			76,031,453

		Health Care (18.1%)
7,100,000		Acorda Therapeutics, Inc.^ 1.750%, 06/15/21	7,521,385
3,000,000		Anacor Pharmaceuticals, Inc.* 2.000%, 10/15/21	3,476,280
6,300,000		Cepheid* 1.250%, 02/01/21	6,908,832

PRINCIPAL AMOUNT		VALUE
	Cubist Pharmaceuticals, Inc.^
12,700,000	1.125%, 09/01/18	$14,568,805
3,800,000	1.875%, 09/01/20	4,440,110
5,000,000	Depomed, Inc. 2.500%, 09/01/21	5,327,250
6,400,000	Emergent Biosolutions, Inc.* 2.875%, 01/15/21	6,622,144
7,150,000	Gilead Sciences, Inc. 1.625%, 05/01/16	35,125,090
5,900,000	HealthSouth Corp. 2.000%, 12/01/43	6,709,067
13,000,000	Hologic, Inc.^‡ 2.000%, 03/01/42	14,219,010
	Illumina, Inc.
7,250,000	0.000%, 06/15/19*^	8,042,932
6,950,000	0.500%, 06/15/21*^	8,081,946
3,700,000	0.250%, 03/15/16	8,552,938
1,500,000	Incyte Corp.* 0.375%, 11/15/18	2,152,073
6,900,000	Insulet Corp. 2.000%, 06/15/19	7,998,584
12,900,000	Integra LifeSciences Holdings Corp. 1.625%, 12/15/16	13,864,275
7,040,000	Jazz Investments I, Ltd.*^ 1.875%, 08/15/21	8,093,923
9,733,000	Medidata Solutions, Inc. 1.000%, 08/01/18	10,534,026
	Molina Healthcare, Inc.
6,100,000	1.125%, 01/15/20	7,938,632
5,557,000	1.625%, 08/15/44*	5,904,313
6,400,000	Salix Pharmaceuticals, Ltd. 1.500%, 03/15/19	14,296,512
20,818,000	WellPoint, Inc. 2.750%, 10/15/42	36,315,856
9,000,000	Wright Medical Group, Inc. 2.000%, 08/15/17	12,373,560

		249,067,543

	Industrials (3.3%)
5,135,000	Greenbrier Companies, Inc. 3.500%, 04/01/18	9,088,950
7,100,000	Huron Consulting Group, Inc.* 1.250%, 10/01/19	7,333,057
11,500,000	Siemens, AG 1.050%, 08/16/17	12,516,859
10,470,000	Trinity Industries, Inc. 3.875%, 06/01/36	16,500,668

		45,439,534

	Information Technology (30.1%)
6,900,000	AOL, Inc.* 0.750%, 09/01/19	7,142,501
14,600,000	Citrix Systems, Inc.*^ 0.500%, 04/15/19	15,259,263
16,375,000	Electronic Arts, Inc. 0.750%, 07/15/16	22,271,228

104	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments October 31, 2014

PRINCIPAL AMOUNT		VALUE
6,036,000	Euronet Worldwide, Inc.* 1.500%, 10/01/44	$6,126,540
12,100,000	InvenSense, Inc.* 1.750%, 11/01/18	11,640,745
21,900,000	Lam Research Corp.^ 0.500%, 05/15/16	29,189,415
5,400,000	Mentor Graphics Corp. 4.000%, 04/01/31	6,369,246
15,200,000	Microchip Technology, Inc. 2.125%, 12/15/37	25,853,376
11,350,000	Micron Technology, Inc.^ 3.000%, 11/15/43	14,581,231
27,500,000	NVIDIA Corp.* 1.000%, 12/01/18	31,225,975
10,800,000	ON Semiconductor Corp.^ 2.625%, 12/15/26	11,962,242
11,350,000	Palo Alto Networks, Inc.* 0.000%, 07/01/19	13,336,534
11,600,000	Proofpoint, Inc.* 1.250%, 12/15/18	15,099,546
6,900,000	Red Hat, Inc.* 0.250%, 10/01/19	7,443,893
32,900,000	Salesforce.com, Inc.^ 0.250%, 04/01/18	38,938,466
40,600,000	SanDisk Corp. 0.500%, 10/15/20	48,009,500
17,500,000	ServiceNow, Inc.*^ 0.000%, 11/01/18	19,895,400
9,032,000	SunEdison, Inc.*^ 0.250%, 01/15/20	9,043,696
4,806,000	SunPower Corp.*^ 0.875%, 06/01/21	4,956,091
13,800,000	Synchronoss Technologies, Inc. 0.750%, 08/15/19	16,245,084
	Take-Two Interactive Software, Inc.
6,600,000	1.750%, 12/01/16	9,624,912
5,900,000	1.000%, 07/01/18	7,969,396
	Twitter, Inc.*
5,830,000	0.250%, 09/15/19	5,329,553
5,300,000	1.000%, 09/15/21	4,825,385
13,900,000	Verint Systems, Inc. 1.500%, 06/01/21	15,537,628
6,000,000	Workday, Inc. 0.750%, 07/15/18	7,921,290
6,750,000	Yahoo!, Inc.* 0.000%, 12/01/18	7,299,281

		413,097,417

	Materials (0.5%)
4,800,000	Cemex, SAB de CV 3.250%, 03/15/16	6,385,440

	TOTAL CONVERTIBLE BONDS (Cost $845,614,035)	946,687,298

PRINCIPAL AMOUNT		VALUE
SYNTHETIC CONVERTIBLE SECURITIES (8.4%)¤
Corporate Bonds (6.3%)
	Consumer Discretionary (1.9%)
	DISH DBS Corp.
3,170,000	5.125%, 05/01/20	$3,292,838
2,830,000	5.875%, 07/15/22	2,998,031
7,000,000	GameStop Corp.*^ 5.500%, 10/01/19	7,078,750
6,200,000	Icahn Enterprises, LP 4.875%, 03/15/19	6,339,500
6,400,000	Outerwall, Inc. 6.000%, 03/15/19	6,340,000

		26,049,119

	Energy (1.2%)
4,985,000	Cimarex Energy Company 4.375%, 06/01/24	5,078,468
1,815,000	5.875%, 05/01/22	1,962,469
3,578,000	EPL Oil & Gas, Inc. 8.250%, 02/15/18	3,486,314
6,800,000	Rice Energy, Inc.*^ 6.250%, 05/01/22	6,608,750

		17,136,001

	Health Care (0.2%)
2,060,000	Salix Pharmaceuticals, Ltd.* 6.000%, 01/15/21	2,229,950

	Industrials (0.7%)
3,500,000	Clean Harbors, Inc. 5.125%, 06/01/21	3,563,438
6,000,000	Deluxe Corp. 6.000%, 11/15/20	6,213,750

		9,777,188

	Information Technology (1.8%)
1,500,000	ACI Worldwide, Inc.* 6.375%, 08/15/20	1,596,562
6,600,000	Brocade Communications Systems, Inc. 4.625%, 01/15/23	6,472,125
9,000,000	Micron Technology, Inc.*^ 5.875%, 02/15/22	9,478,125
6,600,000	NXP Semiconductors, NV* 5.750%, 02/15/21	6,983,625

		24,530,437

	Telecommunication Services (0.5%)
7,200,000	SBA Communications Corp.* 4.875%, 07/15/22	7,083,000

	TOTAL CORPORATE BONDS	86,805,695

See accompanying Notes to Schedule of Investments	www.calamos.com	105

Convertible Fund    Schedule of Investments October 31, 2014

NUMBER OF CONTRACTS		VALUE
Purchased Options (2.1%)#
	Consumer Discretionary (0.1%)
2,575	Lennar Corp. Call, 01/17/15, Strike $37.00	$1,712,375

	Health Care (0.5%)
2,250	Mylan, Inc. Call, 01/15/16, Strike $50.00	1,985,625
385	Regeneron Pharmaceuticals, Inc. Call, 01/17/15, Strike $250.00	5,555,550

		7,541,175

	Industrials (0.2%)
2,800	Delta Air Lines, Inc. Call, 01/15/16, Strike $35.00	2,548,000

	Information Technology (1.3%)
2,450	Apple, Inc. Call, 01/17/15, Strike $78.57	7,203,000
2,200	Facebook, Inc. Call, 06/19/15, Strike $80.00	1,342,000
8,500	Micron Technology, Inc. Call, 01/15/16, Strike $25.00	8,840,000

		17,385,000

	TOTAL PURCHASED OPTIONS	29,186,550

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $103,188,535)	115,992,245

NUMBER OF SHARES		VALUE
CONVERTIBLE PREFERRED STOCKS (13.0%)
	Consumer Staples (0.4%)
67,000	Post Holdings, Inc. 5.250%	5,627,665

	Energy (2.0%)
25,800	Chesapeake Energy Corp.* 5.750%	28,228,375

	Financials (3.7%)
425,000	Affiliated Managers Group, Inc. 5.150%	26,217,187
131,000	American Tower Corp. 5.250%	14,251,490
105,500	Crown Castle International Corp. 4.500%	10,719,855

		51,188,532

	Industrials (4.3%)
50,000	Genesee & Wyoming, Inc. 5.000%	6,191,500
233,000	Stanley Black & Decker, Inc.^ 4.750%	31,420,050

NUMBER OF SHARES		VALUE
360,000	United Technologies Corp. 7.500%	$21,013,200

		58,624,750

	Utilities (2.6%)
140,600	Dominion Resources, Inc. 6.375%	7,079,210
263,000	Exelon Corp.^ 6.500%	13,854,840
220,000	NextEra Energy, Inc. 5.599%	14,433,100

		35,367,150

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $158,697,882)	179,036,472

COMMON STOCKS (7.1%)
	Consumer Staples (1.0%)
280,000	Tyson Foods, Inc.	14,044,800

	Energy (1.0%)
140,000	Schlumberger, Ltd.	13,812,400

	Financials (4.2%)
220,000	JPMorgan Chase & Company	13,305,600
264,703	MetLife, Inc.	14,357,491
190,000	T. Rowe Price Group, Inc.	15,597,100
270,000	Wells Fargo & Company	14,334,300

		57,594,491

	Industrials (0.9%)
170,000	Eaton Corp., PLC	11,626,300

	TOTAL COMMON STOCKS (Cost $82,744,536)	97,077,991

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTION (0.1%)#
	Information Technology (0.1%)
5,700	Microchip Technology, Inc. Put, 01/17/15, Strike $42.00 (Cost $1,455,402)	940,500

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (2.5%)
34,865,009	Fidelity Prime Money Market Fund - Institutional Class (Cost $34,865,009)	34,865,009

106	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Convertible Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (9.7%)
	Federal Home Loan Bank Discount Notes
8,807,167	0.000%, 11/24/14	$8,807,167
8,711,376	0.000%, 11/10/14	8,711,376
8,711,369	0.000%, 11/13/14	8,711,369
8,711,300	0.000%, 11/28/14	8,711,300
8,710,950	0.000%, 12/08/14	8,710,950
	Federal Home Loan Mortgage Corp. Discount Notes
17,421,905	0.000%, 11/24/14	17,421,905
9,492,018	0.000%, 01/26/15	9,492,018
	Federal National Mortgage Association Discount Notes
8,710,817	0.000%, 12/01/14	8,710,817
4,355,463	0.000%, 12/10/14	4,355,463
14,724,397	Fidelity Prime Money Market Fund - Institutional Class	14,724,397
17,422,796	Goldman Sachs Financial Square Fund	17,422,796
17,422,796	Morgan Stanley International Liquidity Fund	17,422,796

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $133,202,354)	133,202,354

TOTAL INVESTMENTS (109.7%) (Cost $1,359,767,753)		1,507,801,869

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-9.7%)		(133,202,354)

OTHER ASSETS, LESS LIABILITIES (0.0%)		357,250

NET ASSETS (100.0%)		$1,374,956,765

NUMBER OF CONTRACTS		VALUE
WRITTEN OPTION (0.0%)#
	Information Technology (0.0%)
5,700	Microchip Technology, Inc. Put, 01/17/15, Strike $37.00 (Premium $558,341)	(213,750)

FORWARD FOREIGN CURRENCY CONTRACTS

COUNTERPARTY	SHORT CONTRACTS	SETTLEMENT DATE	LOCAL CURRENCY	CURRENT VALUE	UNREALIZED GAIN/LOSS
Northern Trust Company	European Monetary Unit	01/22/15	6,710,000	$8,413,095	$63,760
Barclays Bank plc	Mexican Peso	01/22/15	13,539,000	1,000,740	1,874
Northern Trust Company	Mexican Peso	01/22/15	55,990,000	4,138,521	18,466

					$84,100

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

§	Securities exchangeable or convertible into securities of one or more entities that are different than the issuer. Each entity is identified in the parenthetical.

^	Security, or portion of security, is on loan.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2014.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATION

EUR	European Monetary Unit

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	107

Total Return Bond Fund    Schedule of Investments October 31, 2014

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (98.0%)
	Consumer Discretionary (18.7%)
1,000,000	British Telecommunications, PLC 2.350%, 02/14/19	$1,004,705
1,000,000	Carnival Corp. 3.950%, 10/15/20	1,051,040
1,000,000	CCO Holdings, LLC / CCO Holdings Capital Corp. 6.625%, 01/31/22	1,065,625
1,331,000	Chrysler Group, LLC 8.000%, 06/15/19	1,426,666
800,000	Expedia, Inc. 5.950%, 08/15/20	894,564
700,000	Ford Motor Credit Company, LLC 5.875%, 08/02/21	809,928
1,000,000	GameStop Corp.* 5.500%, 10/01/19	1,011,250
800,000	General Motors Company, Inc. 3.250%, 05/15/18	820,000
1,000,000	Harley-Davidson Financial Services, Inc.* 1.150%, 09/15/15	1,004,685
	Icahn Enterprises, LP
500,000	4.875%, 03/15/19	511,250
500,000	3.500%, 03/15/17	505,625
	Interpublic Group of Companies, Inc.
1,000,000	2.250%, 11/15/17	1,008,250
500,000	4.000%, 03/15/22	509,498
1,500,000	Kohl’s Corp.^ 3.250%, 02/01/23	1,465,147
1,100,000	Lennar Corp. 4.500%, 06/15/19	1,124,062
1,000,000	Macy’s, Inc. 3.875%, 01/15/22	1,045,410
	Mattel, Inc.
1,000,000	2.350%, 05/06/19	996,050
500,000	1.700%, 03/15/18	498,495
1,000,000	Ralph Lauren Corp. 2.125%, 09/26/18	1,012,050
1,000,000	Toll Brothers Finance Corp. 5.625%, 01/15/24	1,059,375

		18,823,675

	Consumer Staples (5.8%)
1,000,000	Constellation Brands, Inc. 3.875%, 11/15/19	1,016,250
1,000,000	Diageo, PLC 1.500%, 05/11/17	1,005,750
1,000,000	Kellogg Company 4.450%, 05/30/16	1,054,815
1,000,000	Reynolds American, Inc. 3.250%, 11/01/22	978,105
750,000	Smithfield Foods, Inc.* 5.250%, 08/01/18	775,313

PRINCIPAL AMOUNT		VALUE
1,000,000	WM Wrigley Jr. Company* 3.375%, 10/21/20	$1,025,430

		5,855,663

	Energy (10.3%)
	Cimarex Energy Company
735,000	4.375%, 06/01/24	748,781
265,000	5.875%, 05/01/22	286,531
1,000,000	Diamond Offshore Drilling, Inc.^ 3.450%, 11/01/23	950,745
1,000,000	FMC Technologies, Inc. 2.000%, 10/01/17	1,007,640
814,000	Frontier Oil Corp. 6.875%, 11/15/18	845,351
1,000,000	Hess Corp. 8.125%, 02/15/19	1,227,390
500,000	Nabors Industries, Inc. 2.350%, 09/15/16	508,018
1,000,000	Noble Holding International, Ltd. 3.450%, 08/01/15	1,017,875
1,000,000	Rowan Companies, Inc. 7.875%, 08/01/19	1,202,965
1,000,000	Schlumberger Investment, SA* 1.950%, 09/14/16	1,022,735
1,000,000	SESI, LLC 6.375%, 05/01/19	1,045,625
500,000	Tennessee Gas Pipeline Company 8.000%, 02/01/16	541,592

		10,405,248

	Financials (17.2%)
1,000,000	American Tower Corp. 5.900%, 11/01/21	1,128,865
1,000,000	AON Corp. 5.000%, 09/30/20	1,123,845
	Bank of America Corp.
1,500,000	4.125%, 01/22/24	1,564,770
250,000	4.200%, 08/26/24	252,083
1,000,000	Bank of New York Mellon Corp. 2.300%, 09/11/19	1,005,870
1,000,000	BB&T Corp. 2.850%, 04/01/21	1,006,100
1,000,000	Berkshire Hathaway Finance Corp. 2.900%, 10/15/20	1,027,450
1,000,000	Citigroup, Inc. 1.700%, 07/25/16	1,010,270
500,000	Crown Castle International Corp. 2.381%, 12/15/17	506,835
1,000,000	Fifth Third Bancorp 2.300%, 03/01/19	1,004,495
1,000,000	Goldman Sachs Group, Inc. 2.625%, 01/31/19	1,007,825
	JPMorgan Chase & Company
1,500,000	3.875%, 09/10/24	1,493,520
500,000	3.875%, 02/01/24	517,372

108	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Total Return Bond Fund    Schedule of Investments October 31, 2014

PRINCIPAL AMOUNT		VALUE
1,000,000	Prudential Financial, Inc. 4.750%, 09/17/15	$1,034,960
1,000,000	Simon Property Group, LP 3.375%, 10/01/24	1,006,625
1,000,000	US Bancorp 3.600%, 09/11/24	1,007,380
1,500,000	Wells Fargo & Company 4.125%, 08/15/23	1,565,280

		17,263,545

	Health Care (9.7%)
1,000,000	AbbVie, Inc. 1.750%, 11/06/17	1,003,800
1,000,000	Actavis, PLC 1.875%, 10/01/17	993,235
83,000	Agilent Technologies, Inc. 6.500%, 11/01/17	93,824
1,000,000	Celgene Corp. 1.900%, 08/15/17	1,009,715
1,000,000	Edwards Lifesciences Corp. 2.875%, 10/15/18	1,022,325
1,000,000	Express Scripts Holding Company 2.650%, 02/15/17	1,030,505
1,000,000	HCA, Inc. 3.750%, 03/15/19	1,005,000
1,000,000	Laboratory Corp. of America Holdings 2.200%, 08/23/17	1,017,940
1,000,000	Mylan, Inc.* 6.000%, 11/15/18	1,031,090
1,000,000	Thermo Fisher Scientific, Inc.^ 1.850%, 01/15/18	1,000,405
500,000	Zoetis, Inc. 1.875%, 02/01/18	497,575

		9,705,414

	Industrials (9.5%)
1,000,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust* 5.000%, 10/01/21	1,040,625
1,000,000	AGCO Corp. 5.875%, 12/01/21	1,130,185
500,000	CNH Industrial Capital, LLC 3.250%, 02/01/17	501,563
1,000,000	Eaton Corp. 1.500%, 11/02/17	998,875
1,500,000	Joy Global, Inc. 5.125%, 10/15/21	1,647,427
1,000,000	PACCAR Financial Corp. 1.600%, 03/15/17	1,012,270
1,000,000	Parker-Hannifin Corp. 5.500%, 05/15/18	1,128,715
1,000,000	Roper Industries, Inc. 1.850%, 11/15/17	1,009,450
1,000,000	Verisk Analytics, Inc. 4.125%, 09/12/22	1,038,295

		9,507,405

PRINCIPAL AMOUNT		VALUE
	Information Technology (14.2%)
1,000,000	Activision Blizzard, Inc.* 5.625%, 09/15/21	$1,066,250
	Alliance Data Systems Corp.*
1,200,000	5.250%, 12/01/17	1,242,750
500,000	5.375%, 08/01/22	503,437
1,000,000	Amphenol Corp. 4.000%, 02/01/22	1,050,135
1,172,000	Anixter, Inc. 5.625%, 05/01/19	1,239,390
1,000,000	Autodesk, Inc. 1.950%, 12/15/17	1,009,120
1,000,000	CA, Inc. 5.375%, 12/01/19	1,111,770
1,000,000	eBay, Inc. 3.250%, 10/15/20	1,018,045
1,000,000	Fiserv, Inc. 3.500%, 10/01/22	1,012,635
1,000,000	Juniper Networks, Inc. 3.100%, 03/15/16	1,023,735
500,000	Nuance Communications, Inc.* 5.375%, 08/15/20	503,125
500,000	NXP Semiconductors, NV* 3.750%, 06/01/18	502,813
1,000,000	Oracle Corp. 2.250%, 10/08/19	1,004,170
1,000,000	Sanmina Corp.* 4.375%, 06/01/19	1,000,000
1,000,000	Seagate Technology, PLC* 3.750%, 11/15/18	1,031,250

		14,318,625

	Materials (7.2%)
1,000,000	Agrium, Inc. 3.150%, 10/01/22	982,850
1,000,000	Alcoa, Inc. 5.125%, 10/01/24	1,053,750
1,000,000	ArcelorMittal, SA 5.750%, 08/05/20	1,066,250
1,000,000	Barrick Gold Corp. 6.950%, 04/01/19	1,152,650
300,000	Huntsman International, LLC*† 5.125%, 11/15/22	301,313
1,500,000	Newmont Mining Corp. 5.125%, 10/01/19	1,631,887
1,000,000	Xstrata, PLC* 3.600%, 01/15/17	1,041,225

		7,229,925

	Telecommunication Services (3.4%)
690,000	CenturyLink, Inc.^ 6.750%, 12/01/23	766,562
1,000,000	Sprint Capital Corp. 6.900%, 05/01/19	1,056,875

See accompanying Notes to Schedule of Investments	www.calamos.com	109

Total Return Bond Fund    Schedule of Investments October 31, 2014

PRINCIPAL AMOUNT		VALUE
	Verizon Communications, Inc.
1,000,000	3.650%, 09/14/18	$1,059,580
500,000	5.150%, 09/15/23	555,715

		3,438,732

	Utilities (2.0%)
1,000,000	NextEra Energy, Inc. 2.700%, 09/15/19	1,015,840
1,000,000	Southern Company 2.150%, 09/01/19	996,160

		2,012,000

	TOTAL CORPORATE BONDS (Cost $95,660,662)	98,560,232

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (2.5%)
2,537,852	Fidelity Prime Money Market Fund - Institutional Class (Cost $2,537,852)	2,537,852

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (2.2%)
	Federal Home Loan Bank Discount Notes
146,088	0.000%, 11/24/14	146,088
144,499	0.000%, 11/10/14	144,499
144,498	0.000%, 11/13/14	144,498
144,497	0.000%, 11/28/14	144,497
144,492	0.000%, 12/08/14	144,492
	Federal Home Loan Mortgage Corp. Discount Notes
288,983	0.000%, 11/24/14	288,983
157,447	0.000%, 01/26/15	157,447
	Federal National Mortgage Association Discount Notes
144,489	0.000%, 12/01/14	144,489
72,246	0.000%, 12/10/14	72,246
244,238	Fidelity Prime Money Market Fund - Institutional Class	244,238
288,998	Goldman Sachs Financial Square Fund	288,998

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE
288,998	Morgan Stanley Institutional Liquidity Fund	$288,998

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $2,209,473)	2,209,473

TOTAL INVESTMENTS (102.7%) (Cost $100,407,987)		103,307,557

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-2.2%)		(2,209,473)

LIABILITIES, LESS OTHER ASSETS (-0.5%)		(533,550)

NET ASSETS (100.0%)		$100,564,534

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

110	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

High Income Fund    Schedule of Investments October 31, 2014

PRINCIPAL AMOUNT		VALUE
CORPORATE BONDS (90.5%)
	Consumer Discretionary (24.4%)
600,000	Altice, SA* 7.750%, 05/15/22	$630,750
2,260,000	American Axle & Manufacturing, Inc.^ 6.625%, 10/15/22	2,430,912
210,000	Brunswick Corp.* 4.625%, 05/15/21	204,225
1,500,000	CCO Holdings, LLC / CCO Holdings Capital Corp. 6.625%, 01/31/22	1,598,438
1,090,000	Cedar Fair, LP* 5.375%, 06/01/24	1,086,594
1,500,000	Century Communities, Inc.* 6.875%, 05/15/22	1,522,500
	Chrysler Group, LLC
2,100,000	8.250%, 06/15/21	2,346,750
600,000	8.000%, 06/15/19~	643,125
550,000	Cogeco Cable, Inc.* 4.875%, 05/01/20	553,438
	DISH DBS Corp.
1,580,000	5.125%, 05/01/20	1,641,225
1,430,000	5.875%, 07/15/22~	1,514,906
1,700,000	Dufry Finance, SCA* 5.500%, 10/15/20	1,756,312
1,350,000	GameStop Corp.*^ 5.500%, 10/01/19	1,365,188
430,000	Greektown Holdings, LLC* 8.875%, 03/15/19	432,419
	Icahn Enterprises, LP
1,744,000	5.875%, 02/01/22~	1,809,400
190,000	4.875%, 03/15/19	194,275
1,150,000	Jaguar Land Rover Automotive, PLC* 4.250%, 11/15/19	1,159,344
1,750,000	L Brands, Inc. 5.625%, 02/15/22	1,879,062
1,050,000	Lennar Corp. 4.500%, 06/15/19	1,072,969
1,400,000	Liberty Interactive, LLC 8.500%, 07/15/29	1,552,250
842,000	Limited Brands, Inc. 7.000%, 05/01/20	955,144
1,400,000	Mediacom Broadband, LLC / Mediacom Broadband Corp. 5.500%, 04/15/21	1,426,250
2,175,000	Meritage Homes Corp. 7.000%, 04/01/22	2,372,109
	Neiman Marcus Group Ltd., LLC*
275,000	8.750%, 10/15/21	295,281
225,000	8.000%, 10/15/21^	239,766
1,600,000	Netflix, Inc. 5.375%, 02/01/21	1,680,000
1,200,000	Numericable Group, SA* 6.000%, 05/15/22	1,236,750

PRINCIPAL AMOUNT		VALUE
1,064,000	Outerwall, Inc. 6.000%, 03/15/19	$1,054,025
1,588,000	Ryland Group, Inc. 6.625%, 05/01/20	1,701,145
1,500,000	Six Flags Entertainment Corp.* 5.250%, 01/15/21	1,509,375
1,275,000	Time, Inc.* 5.750%, 04/15/22	1,249,500
	Toll Brothers Finance Corp.
1,350,000	5.625%, 01/15/24	1,430,156
1,200,000	4.000%, 12/31/18	1,222,500
840,000	Viking Cruises, Ltd.* 8.500%, 10/15/22	915,600
1,490,000	WhiteWave Foods Company 5.375%, 10/01/22	1,569,156
1,900,000	WMG Acquisition Corp.* 6.750%, 04/15/22	1,875,062

		46,125,901

	Consumer Staples (0.6%)
430,000	Alphabet Holding Company, Inc. 7.750%, 11/01/17	423,013
634,000	Post Holdings, Inc. 7.375%, 02/15/22	651,831

		1,074,844

	Energy (17.2%)
370,000	Atwood Oceanics, Inc. 6.500%, 02/01/20	377,631
420,000	Bill Barrett Corp. 7.000%, 10/15/22	407,138
1,030,000	Bonanza Creek Energy, Inc. 6.750%, 04/15/21	1,033,863
	Calumet Specialty Products Partners, LP
1,500,000	9.625%, 08/01/20	1,648,125
188,000	6.500%, 04/15/21*	182,125
	Carrizo Oil & Gas, Inc.
1,600,000	8.625%, 10/15/18	1,674,000
1,460,000	7.500%, 09/15/20	1,487,375
	Cimarex Energy Company
1,860,000	4.375%, 06/01/24	1,894,875
1,770,000	5.875%, 05/01/22	1,913,812
1,700,000	Crestwood Midstream Partners, LP / Crestwood Midstream Finance Corp. 6.125%, 03/01/22	1,719,125
1,655,000	Drill Rigs Holdings, Inc.* 6.500%, 10/01/17	1,560,872
1,300,000	Energy Transfer Equity, LP 5.875%, 01/15/24	1,372,313
739,000	Energy XXI Gulf Coast, Inc.* 6.875%, 03/15/24	601,361
1,135,000	EPL Oil & Gas, Inc. 8.250%, 02/15/18	1,105,916
1,875,000	Gulfmark Offshore, Inc. 6.375%, 03/15/22	1,729,688

See accompanying Notes to Schedule of Investments	www.calamos.com	111

High Income Fund    Schedule of Investments October 31, 2014

PRINCIPAL AMOUNT		VALUE
1,460,000	Gulfport Energy Corp. 7.750%, 11/01/20	$1,503,800
1,850,000	Linn Energy, LLC‡ 6.250%, 11/01/19	1,748,250
1,500,000	Oasis Petroleum, Inc. 6.875%, 01/15/23	1,576,875
600,000	Pacific Drilling, SA* 5.375%, 06/01/20	540,375
2,013,000	Petroleum Geo-Services, ASA* 7.375%, 12/15/18	1,965,191
435,000	Pioneer Energy Services Corp.* 6.125%, 03/15/22	410,531
1,183,000	Rice Energy, Inc.*^ 6.250%, 05/01/22	1,149,728
1,390,000	Seventy Seven Operating, LLC 6.625%, 11/15/19	1,380,444
2,900,000	W&T Offshore, Inc. 8.500%, 06/15/19	2,858,312
533,000	WPX Energy, Inc. 5.250%, 09/15/24	523,006

		32,364,731

	Financials (3.2%)
1,210,000	DuPont Fabros Technology, LP 5.875%, 09/15/21	1,262,181
910,000	First Cash Financial Services, Inc. 6.750%, 04/01/21	960,050
750,000	iStar Financial, Inc. 4.875%, 07/01/18	750,000
	Jefferies Finance, LLC*
1,000,000	7.375%, 04/01/20	1,000,000
694,000	6.875%, 04/15/22	672,313
	Nationstar Mortgage, LLC / Nationstar Capital Corp.
895,000	6.500%, 07/01/21	832,909
600,000	7.875%, 10/01/20	594,375

		6,071,828

	Health Care (7.8%)
850,000	Alere, Inc. 6.500%, 06/15/20	880,813
1,855,000	Community Health Systems, Inc. 7.125%, 07/15/20	2,012,675
198,000	ConvaTec Finance International, SA* 8.250%, 01/15/19	202,331
1,260,000	Crimson Merger Sub, Inc.* 6.625%, 05/15/22	1,175,738
1,500,000	DaVita HealthCare Partners, Inc. 5.125%, 07/15/24	1,533,750
725,000	HCA Holdings, Inc. 6.250%, 02/15/21	784,359
1,581,000	HCA, Inc. 4.750%, 05/01/23	1,614,596
2,155,000	Hologic, Inc.^ 6.250%, 08/01/20	2,266,791

PRINCIPAL AMOUNT		VALUE
1,590,000	Tenet Healthcare Corp. 6.750%, 02/01/20	$1,685,400
750,000	Universal Health Services, Inc.* 4.750%, 08/01/22	764,531
	Valeant Pharmaceuticals International, Inc.*
1,000,000	7.250%, 07/15/22	1,055,000
290,000	7.500%, 07/15/21	311,569
450,000	VPII Escrow Corp.* 6.750%, 08/15/18	479,531

		14,767,084

	Industrials (12.3%)
1,155,000	ACCO Brands Corp.^~ 6.750%, 04/30/20	1,229,353
1,435,000	AECOM Technology Corp.* 5.750%, 10/15/22	1,507,647
1,075,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust* 5.000%, 10/01/21	1,118,672
1,530,000	DigitalGlobe, Inc.*^ 5.250%, 02/01/21	1,489,837
1,100,000	Dycom Investments, Inc. 7.125%, 01/15/21	1,180,437
1,836,000	Edgen Murray Corp.* 8.750%, 11/01/20	2,027,632
1,012,000	Garda World Security Corp.* 7.250%, 11/15/21	1,013,265
790,000	GrafTech International, Ltd. 6.375%, 11/15/20	737,663
720,000	IHS, Inc.* 5.000%, 11/01/22	730,800
725,000	Meritor, Inc. 6.750%, 06/15/21	766,688
627,000	Michael Baker Holdings, LLC / Michael Baker Finance Corp.* 8.875%, 04/15/19	625,041
1,350,000	Michael Baker International, LLC / CDL Acquisition Company, Inc.* 8.250%, 10/15/18	1,387,125
740,000	Navistar International Corp. 8.250%, 11/01/21	762,663
736,000	Nortek, Inc. 8.500%, 04/15/21	793,960
1,530,000	Spirit AeroSystems Holdings, Inc. 5.250%, 03/15/22	1,554,862
2,825,000	Titan International, Inc. 6.875%, 10/01/20	2,584,875
1,200,000	United Continental Holdings, Inc. 6.375%, 06/01/18	1,255,500
2,250,000	United Rentals North America, Inc.^ 7.625%, 04/15/22	2,512,969

		23,278,989

112	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

High Income Fund    Schedule of Investments October 31, 2014

PRINCIPAL AMOUNT		VALUE
	Information Technology (6.5%)
1,850,000	Activision Blizzard, Inc.* 5.625%, 09/15/21	$1,972,562
1,935,000	Alliance Data Systems Corp.* 5.375%, 08/01/22	1,948,303
1,160,000	Amkor Technology, Inc. 6.625%, 06/01/21	1,175,950
1,200,000	Belden, Inc.* 5.500%, 09/01/22	1,225,500
1,000,000	Cardtronics, Inc.* 5.125%, 08/01/22	999,375
2,000,000	Hughes Satellite Systems Corp. 7.625%, 06/15/21	2,230,000
890,000	Nuance Communications, Inc.* 5.375%, 08/15/20	895,563
800,000	NXP Semiconductors, NV* 5.750%, 02/15/21	846,500
900,000	Viasystems, Inc.* 7.875%, 05/01/19	948,375

		12,242,128

	Materials (10.1%)
1,430,000	Alcoa, Inc. 5.125%, 10/01/24	1,506,862
2,379,000	ArcelorMittal, SA 5.750%, 08/05/20	2,536,609
1,363,000	Chemtura Corp. 5.750%, 07/15/21	1,365,556
	First Quantum Minerals, Ltd.*
690,000	7.000%, 02/15/21	679,219
690,000	6.750%, 02/15/20	683,100
1,675,000	FMG Resources*^ 8.250%, 11/01/19	1,746,187
1,800,000	Greif, Inc. 7.750%, 08/01/19	2,067,750
540,000	Huntsman International, LLC*† 5.125%, 11/15/22	542,363
	INEOS Group Holdings, SA*
800,000	6.125%, 08/15/18^	808,500
600,000	5.875%, 02/15/19	601,875
1,600,000	New Gold, Inc.* 6.250%, 11/15/22	1,570,000
1,580,000	Plastipak Holdings, Inc.* 6.500%, 10/01/21	1,624,437
240,000	Sealed Air Corp.* 5.250%, 04/01/23	248,250
2,155,000	Trinseo Materials Operating, SCA 8.750%, 02/01/19	2,281,606
754,000	United States Steel Corp.^ 6.875%, 04/01/21	811,493

		19,073,807

	Telecommunication Services (7.5%)
1,159,000	Brightstar Corp.* 7.250%, 08/01/18	1,250,996

PRINCIPAL AMOUNT		VALUE
912,000	CenturyLink, Inc.^ 6.750%, 12/01/23	$1,013,196
	Frontier Communications Corp.
745,000	7.625%, 04/15/24	800,875
145,000	6.875%, 01/15/25	147,538
740,000	Inmarsat Finance, PLC* 4.875%, 05/15/22	740,462
	Intelsat, SA
1,450,000	7.750%, 06/01/21^	1,518,875
100,000	8.125%, 06/01/23	106,563
2,350,000	SBA Communications Corp.* 4.875%, 07/15/22	2,311,812
	Sprint Corp.
2,570,000	7.250%, 09/15/21*	2,717,775
690,000	6.000%, 11/15/22	689,137
580,000	7.875%, 09/15/23*	625,675
320,000	7.125%, 06/15/24*	329,000
1,820,000	T-Mobile USA, Inc. 6.625%, 04/01/23	1,925,787

		14,177,691

	Utilities (0.9%)
1,600,000	AmeriGas Finance Corp. 7.000%, 05/20/22	1,731,000

	TOTAL CORPORATE BONDS (Cost $168,231,372)	170,908,003

CONVERTIBLE BONDS (2.3%)

	Consumer Discretionary (0.7%)
975,000	MGM Resorts International 4.250%, 04/15/15	1,252,968

	Financials (1.2%)
2,134,000	Ares Capital Corp. 5.750%, 02/01/16	2,220,342

	Materials (0.4%)
800,000	Glencore Finance Europe, SA 5.000%, 12/31/14	820,197

	TOTAL CONVERTIBLE BONDS (Cost $4,355,201)	4,293,507

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCKS (2.1%)
	Energy (0.6%)
1,125	Chesapeake Energy Corp.* 5.750%	1,239,609

	Industrials (0.8%)
25,000	United Technologies Corp. 7.500%	1,459,250

See accompanying Notes to Schedule of Investments	www.calamos.com	113

High Income Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES		VALUE
	Utilities (0.7%)
25,000	Dominion Resources, Inc. 6.375%	$1,258,750

	TOTAL CONVERTIBLE PREFERRED STOCKS (Cost $4,079,792)	3,957,609

SHORT TERM INVESTMENT (1.8%)
3,447,368	Fidelity Prime Money Market Fund - Institutional Class (Cost $3,447,368)	3,447,368

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (7.7%)
	Federal Home Loan Bank Discount Notes
957,326	0.000%, 11/24/14	957,326
946,914	0.000%, 11/10/14	946,914
946,913	0.000%, 11/13/14	946,913
946,906	0.000%, 11/28/14	946,906
946,867	0.000%, 12/08/14	946,867
	Federal Home Loan Mortgage Corp. Discount Notes
1,893,736	0.000%, 11/24/14	1,893,736
1,031,768	0.000%, 01/26/15	1,031,768
	Federal National Mortgage Association Discount Notes
946,853	0.000%, 12/01/14	946,853
473,432	0.000%, 12/10/14	473,432
1,600,520	Fidelity Prime Money Market Fund - Institutional Class	1,600,520
1,893,833	Goldman Sachs Financial Square Fund	1,893,833
1,893,832	Morgan Stanley Institutional Liquidity Fund	1,893,832

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $14,478,900)	14,478,900

TOTAL INVESTMENTS (104.4%) (Cost $194,592,633)		197,085,387

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-7.7%)		(14,478,900)

OTHER ASSETS, LESS LIABILITIES (3.3%)		6,130,947

NET ASSETS (100.0%)		$188,737,434

NOTES TO SCHEDULE OF INVESTMENTS

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

^	Security, or portion of security, is on loan.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options. The aggregate value of such securities is $555,744.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2014.

†	Security or a portion of the security purchased on a delayed delivery or when-issued basis.

114	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Market Neutral Income Fund    Schedule of Investments October 31, 2014

PRINCIPAL AMOUNT		VALUE
CONVERTIBLE BONDS (33.9%)
	Consumer Discretionary (5.8%)
15,000,000	Ctrip.com International, Ltd.^ 1.250%, 10/15/18	$15,875,175
8,000,000	HomeAway, Inc.* 0.125%, 04/01/19	7,762,400
6,000,000	Iconix Brand Group, Inc.~ 1.500%, 03/15/18	8,146,020
	Jarden Corp.~
12,000,000	1.875%, 09/15/18	17,571,780
5,000,000	1.500%, 06/15/19	6,236,825
5,000,000	Liberty Interactive, LLC* 1.000%, 09/30/43	5,326,075
10,000,000	Live Nation Entertainment, Inc.^* 2.500%, 05/15/19	10,527,250
4,000,000	M/I Homes, Inc.^ 3.000%, 03/01/18	4,053,540
11,635,000	Meritage Homes Corp. 1.875%, 09/15/32	11,543,898
16,500,000	MGM Resorts International~ 4.250%, 04/15/15	21,204,067
	Priceline Group, Inc.
15,000,000	1.000%, 03/15/18~	20,809,275
5,000,000	0.900%, 09/15/21*	4,800,100
10,000,000	Restoration Hardware Holdings, Inc.^* 0.000%, 06/15/19	9,585,650
12,000,000	Ryland Group, Inc.~ 1.625%, 05/15/18	15,470,160
9,000,000	Shutterfly, Inc.^ 0.250%, 05/15/18	8,687,430
6,500,000	Standard Pacific Corp.~ 1.250%, 08/01/32	7,405,093
5,250,000	TAL Education Group*~ 2.500%, 05/15/19	7,164,124
32,500,000	Tesla Motors, Inc. 1.250%, 03/01/21	30,837,462
9,500,000	Toll Brothers Finance Corp. 0.500%, 09/15/32	9,570,680
15,000,000	Vipshop Holdings, Ltd. 1.500%, 03/15/19	19,784,925

		242,361,929

	Energy (2.5%)
17,000,000	Chesapeake Energy Corp.^ 2.750%, 11/15/35	17,240,040
17,500,000	Energy XXI Bermuda, Ltd.* 3.000%, 12/15/18	12,556,075
6,850,000	Helix Energy Solutions Group, Inc.^ 3.250%, 03/15/32	8,745,601
9,000,000	Newpark Resources, Inc.~ 4.000%, 10/01/17	11,172,015
11,500,000	Petroleum Development Corp.^*~ 3.250%, 05/15/16	14,030,057

PRINCIPAL AMOUNT		VALUE
3,000,000	Renewable Energy Group, Inc.^ 2.750%, 06/15/19	$3,135,000
	SEACOR Holdings, Inc.
14,295,000	2.500%, 12/15/27~	16,154,279
5,000,000	3.000%, 11/15/28^*	4,806,275
16,000,000	Stone Energy Corp.^ 1.750%, 03/01/17	15,012,240

		102,851,582

	Financials (2.3%)
4,000,000	American Residential Properties OP, LP*~ 3.250%, 11/15/18	4,228,820
5,000,000	Amtrust Financial Services, Inc.~ 5.500%, 12/15/21	8,761,375
5,000,000	BioMed Realty, LP*~ 3.750%, 01/15/30	6,369,800
3,500,000	Cowen Group, Inc.* 3.000%, 03/15/19	3,574,585
5,000,000	DDR Corp.~ 1.750%, 11/15/40	6,117,100
	Encore Capital Group, Inc.
5,000,000	3.000%, 11/27/17~	7,617,800
5,000,000	2.875%, 03/15/21*	4,893,200
3,000,000	Ezcorp, Inc.* 2.125%, 06/15/19	2,785,440
10,000,000	Forest City Enterprises, Inc.~ 4.250%, 08/15/18	11,339,300
6,000,000	Forestar Group, Inc. 3.750%, 03/01/20	6,163,440
4,200,000	FXCM, Inc.~ 2.250%, 06/15/18	4,435,410
5,000,000	SL Green Operating Partnership, LP^*~ 3.000%, 10/15/17	7,236,150
5,000,000	Starwood Property Trust, Inc. 3.750%, 10/15/17	5,019,025
	Starwood Waypoint Residential Trust*
6,000,000	3.000%, 07/01/19	5,880,330
5,000,000	4.500%, 10/15/17	5,257,500
10,000,000	Walter Investment Management Corp.^ 4.500%, 11/01/19	7,890,400

		97,569,675

	Health Care (3.9%)
8,391,000	Acorda Therapeutics, Inc. 1.750%, 06/15/21	8,889,006
5,000,000	Allscripts Healthcare Solutions, Inc. 1.250%, 07/01/20	5,152,875
10,000,000	AMAG Pharmaceuticals, Inc. 2.500%, 02/15/19	13,715,900
9,500,000	Brookdale Senior Living, Inc.~ 2.750%, 06/15/18	12,372,895
7,500,000	Depomed, Inc. 2.500%, 09/01/21	7,990,875

See accompanying Notes to Schedule of Investments	www.calamos.com	115

Market Neutral Income Fund    Schedule of Investments October 31, 2014

PRINCIPAL AMOUNT		VALUE
3,500,000	Emergent Biosolutions, Inc.* 2.875%, 01/15/21	$3,621,485
7,000,000	Healthways, Inc. 1.500%, 07/01/18	7,122,850
6,338,000	Illumina, Inc.^* 0.000%, 06/15/19	7,031,187
3,804,000	Insulet Corp. 2.000%, 06/15/19	4,409,654
10,162,000	Integra LifeSciences Holdings Corp.~ 1.625%, 12/15/16	10,921,610
9,700,000	Jazz Investments I, Ltd.^* 1.875%, 08/15/21	11,152,139
7,000,000	Ligand Pharmaceuticals, Inc.* 0.750%, 08/15/19	7,065,380
12,500,000	Medicines Company 1.375%, 06/01/17	14,050,812
	Molina Healthcare, Inc.
10,500,000	1.625%, 08/15/44	11,251,747
5,000,000	1.125%, 01/15/20~	6,507,075
8,000,000	NuVasive, Inc. 2.750%, 07/01/17	9,614,520
5,500,000	Spectranetics Corp. 2.625%, 06/01/34	6,782,325
10,000,000	Volcano Corp.^ 1.750%, 12/01/17	8,556,050
5,000,000	Wright Medical Group, Inc.~ 2.000%, 08/15/17	6,874,200

		163,082,585

	Industrials (1.6%)
3,750,000	CBIZ, Inc.*~ 4.875%, 10/01/15	4,860,187
5,000,000	Greenbrier Companies, Inc. 3.500%, 04/01/18	8,850,000
10,000,000	Huron Consulting Group, Inc.* 1.250%, 10/01/19	10,328,250
	Navistar International Corp.
10,000,000	4.750%, 04/15/19*	10,042,700
10,000,000	4.500%, 10/15/18^	9,797,600
5,000,000	SolarCity Corp.* 1.625%, 11/01/19	4,861,675
10,000,000	Trinity Industries, Inc. 3.875%, 06/01/36	15,759,950

		64,500,362

	Information Technology (16.5%)
8,500,000	AOL, Inc.* 0.750%, 09/01/19	8,798,733
3,000,000	Blucora, Inc. 4.250%, 04/01/19	3,103,155
7,750,000	Bottomline Technologies (de), Inc.~ 1.500%, 12/01/17	8,169,159
10,000,000	Broadsoft, Inc.^ 1.500%, 07/01/18	9,966,050

PRINCIPAL AMOUNT		VALUE
7,000,000	Canadian Solar, Inc.* 4.250%, 02/15/19	$7,149,905
8,800,000	Cardtronics, Inc.^* 1.000%, 12/01/20	8,677,240
15,900,000	Ciena Corp.* 3.750%, 10/15/18	18,489,235
10,000,000	Citrix Systems, Inc.^* 0.500%, 04/15/19	10,451,550
20,400,000	Concur Technologies, Inc.~ 0.500%, 06/15/18	26,825,490
12,000,000	Cornerstone OnDemand, Inc. 1.500%, 07/01/18	11,942,880
10,716,000	CSG Systems International, Inc.*~ 3.000%, 03/01/17	13,261,264
5,000,000	Dealertrack Technologies, Inc.~ 1.500%, 03/15/17	6,864,600
18,800,000	Electronic Arts, Inc. 0.750%, 07/15/16	25,569,410
10,500,000	Electronics For Imaging, Inc.*~ 0.750%, 09/01/19	11,078,707
11,900,000	Emulex Corp.* 1.750%, 11/15/18	10,818,469
5,000,000	EnerNOC, Inc.* 2.250%, 08/15/19	4,224,250
5,000,000	Euronet Worldwide, Inc.* 1.500%, 10/01/44	5,075,000
12,752,000	Finisar Corp. 0.500%, 12/15/33	11,740,065
9,500,000	Infinera Corp.^ 1.750%, 06/01/18	12,563,750
13,000,000	InterDigital, Inc. 2.500%, 03/15/16	14,091,350
15,000,000	JDS Uniphase Corp.^ 0.625%, 08/15/33	15,467,025
7,500,000	Lam Research Corp.^~ 0.500%, 05/15/16	9,996,375
10,000,000	Mentor Graphics Corp.^~ 4.000%, 04/01/31	11,794,900
10,000,000	MercadoLibre, Inc.*~ 2.250%, 07/01/19	12,480,850
5,000,000	Microchip Technology, Inc.~ 2.125%, 12/15/37	8,504,400
10,000,000	Micron Technology, Inc.~ 1.625%, 02/15/33	30,266,600
2,500,000	NetSuite, Inc. 0.250%, 06/01/18	2,829,200
20,000,000	NVIDIA Corp.*~ 1.000%, 12/01/18	22,709,800
25,000,000	ON Semiconductor Corp.^ 2.625%, 12/15/26	27,690,375
10,600,000	Palo Alto Networks, Inc.* 0.000%, 07/01/19	12,455,265
5,200,000	Photronics, Inc. 3.250%, 04/01/16	5,681,078

116	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2014

PRINCIPAL AMOUNT		VALUE
7,500,000	Proofpoint, Inc.* 1.250%, 12/15/18	$9,762,638
29,985,000	Qihoo 360 Technology Company, Ltd.* 1.750%, 08/15/21	27,394,596
7,000,000	Rambus, Inc.~ 1.125%, 08/15/18	8,120,945
15,000,000	Red Hat, Inc.* 0.250%, 10/01/19	16,182,375
5,500,000	Rovi Corp.^ 2.625%, 02/15/40	5,510,945
18,500,000	Salesforce.com, Inc.^ 0.250%, 04/01/18	21,895,490
	SanDisk Corp.~
20,000,000	1.500%, 08/15/17	38,061,100
16,400,000	0.500%, 10/15/20	19,393,000
4,500,000	ServiceNow, Inc.* 0.000%, 11/01/18	5,115,960
10,000,000	SINA Corp.^* 1.000%, 12/01/18	9,145,650
4,500,000	SouFun Holdings, Ltd.^* 2.000%, 12/15/18	4,160,655
3,000,000	Spansion, LLC.~ 2.000%, 09/01/20	4,701,015
	SunEdison, Inc.*
6,250,000	2.000%, 10/01/18~	9,317,000
1,000,000	0.250%, 01/15/20	1,001,295
2,500,000	SunPower Corp.~ 0.750%, 06/01/18	3,539,350
4,651,000	Synchronoss Technologies, Inc. 0.750%, 08/15/19	5,475,064
	Take-Two Interactive Software, Inc.~
5,000,000	1.000%, 07/01/18	6,753,725
4,000,000	1.750%, 12/01/16^	5,833,280
7,000,000	TiVo, Inc.* 2.000%, 10/01/21	6,883,590
5,000,000	TTM Technologies, Inc. 1.750%, 12/15/20	4,714,700
	Twitter, Inc.*
15,000,000	1.000%, 09/15/21	13,656,750
15,000,000	0.250%, 09/15/19	13,712,400
10,000,000	Web.com Group, Inc. 1.000%, 08/15/18	9,314,800
14,500,000	Workday, Inc.~ 0.750%, 07/15/18	19,143,117
5,000,000	Xilinx, Inc.~ 2.625%, 06/15/17	7,909,025
16,601,000	Yandex, NV* 1.125%, 12/15/18	15,184,022
10,000,000	YY, Inc.^* 2.250%, 04/01/19	10,188,650

		690,807,267

PRINCIPAL AMOUNT		VALUE

	Materials (1.3%)
4,000,000	B2Gold Corp. 3.250%, 10/01/18	$3,620,000
15,000,000	Cemex, SAB de CV~ 3.750%, 03/15/18	20,849,325
2,950,000	Horsehead Holding Corp.~ 3.800%, 07/01/17	3,598,838
14,000,000	Royal Gold, Inc. 2.875%, 06/15/19	14,027,930
	RTI International Metals, Inc.^
4,000,000	3.000%, 12/01/15	4,100,400
3,600,000	1.625%, 10/15/19	3,460,176
3,750,000	United States Steel Corp.^~ 2.750%, 04/01/19	6,327,975

		55,984,644

	TOTAL CONVERTIBLE BONDS (Cost $1,368,724,607)	1,417,158,044

SYNTHETIC CONVERTIBLE SECURITIES (16.2%)¤
Corporate Bonds (16.2%)
	Consumer Discretionary (4.4%)
6,500,000	Amazon.com, Inc.~ 0.650%, 11/27/15	6,507,377
	American Honda Finance Corp.~
1,000,000	1.000%, 08/11/15*	1,005,370
500,000	1.125%, 10/07/16	503,453
500,000	0.732%, 10/07/16‡	503,425
6,000,000	British Telecommunications, PLC 1.250%, 02/14/17	5,995,050
10,000,000	Chrysler Group, LLC~ 8.000%, 06/15/19	10,718,750
6,820,000	D.R. Horton, Inc.~ 3.750%, 03/01/19	6,832,788
	Daimler Finance North America, LLC*,~
5,000,000	1.300%, 07/31/15	5,028,050
5,000,000	1.250%, 01/11/16	5,029,600
2,886,000	Dana Holding Corp. 6.500%, 02/15/19	3,003,244
	DIRECTV Holdings, LLC
5,000,000	3.500%, 03/01/16	5,169,525
5,000,000	2.400%, 03/15/17	5,121,650
10,000,000	DISH DBS Corp.~ 4.250%, 04/01/18	10,256,250
12,669,000	Express, LLC~ 8.750%, 03/01/18	13,128,251
	Ford Motor Credit Company, LLC~
5,000,000	1.700%, 05/09/16	5,040,225
2,000,000	1.500%, 01/17/17	1,998,290
	General Motors Company, Inc.~
3,000,000	3.250%, 05/15/18	3,075,000
2,000,000	2.750%, 05/15/16	2,033,750
500,000	General Motors Financial Company, Inc.~ 2.625%, 07/10/17	507,500

See accompanying Notes to Schedule of Investments	www.calamos.com	117

Market Neutral Income Fund    Schedule of Investments October 31, 2014

PRINCIPAL AMOUNT		VALUE
5,000,000	Harley-Davidson Financial Services, Inc.*~ 1.150%, 09/15/15	$5,023,425
4,000,000	Hyundai Capital America* 1.625%, 10/02/15	4,028,420
9,175,000	Icahn Enterprises, LP 3.500%, 03/15/17	9,278,219
4,564,000	L Brands, Inc. 5.250%, 11/01/14	4,564,000
	Lennar Corp.
8,760,000	4.500%, 06/15/19~	8,951,625
7,000,000	4.125%, 12/01/18	7,126,875
5,745,000	Meritage Homes Corp. 4.500%, 03/01/18	5,859,900
5,605,000	NCL Corp., Ltd. - Class C 5.000%, 02/15/18	5,626,019
2,000,000	Nissan Motor Acceptance Corp.*~‡ 0.784%, 03/03/17	2,005,760
2,000,000	Numericable Group, SA* 4.875%, 05/15/19	2,008,750
5,333,000	Sally Holdings, LLC 6.875%, 11/15/19	5,722,976
590,000	Tenneco, Inc.~ 7.750%, 08/15/18	614,706
2,000,000	Thomson Reuters Corp. 0.875%, 05/23/16	1,999,710
2,500,000	Time Warner, Inc. 3.150%, 07/15/15	2,545,312
13,760,000	Toll Brothers Finance Corp. 4.000%, 12/31/18	14,018,000
8,750,000	Viacom, Inc.~ 1.250%, 02/27/15	8,770,737
3,000,000	Volkswagen International Finance, NV*~ 1.150%, 11/20/15	3,018,675

		182,620,657

	Consumer Staples (1.3%)
5,000,000	Anheuser-Busch InBev, NV~ 0.800%, 07/15/15	5,014,850
	ConAgra Foods, Inc.
5,000,000	1.350%, 09/10/15	5,028,200
4,500,000	1.300%, 01/25/16	4,519,395
4,000,000	Constellation Brands, Inc.~ 7.250%, 09/01/16	4,390,000
3,000,000	Costco Wholesale Corp.~ 0.650%, 12/07/15	3,007,095
500,000	General Mills, Inc. 0.875%, 01/29/16	501,302
6,561,000	Kellogg Company~ 1.125%, 05/15/15	6,584,029
2,000,000	Kimberly-Clark Corp.~‡ 0.354%, 05/15/16	2,001,730
3,000,000	Kraft Foods Group, Inc. 1.625%, 06/04/15	3,018,990

PRINCIPAL AMOUNT		VALUE
5,000,000	PepsiCo, Inc.~ 0.700%, 08/13/15	$5,013,250
11,347,000	Reynolds American, Inc.~ 1.050%, 10/30/15	11,376,616
3,000,000	Walgreen Company~ 1.000%, 03/13/15	3,005,325
1,000,000	WM Wrigley Jr. Company*~ 1.400%, 10/21/16	1,006,400

		54,467,182

	Energy (2.1%)
6,410,000	Carrizo Oil & Gas, Inc. 8.625%, 10/15/18	6,706,462
5,000,000	Chesapeake Energy Corp.~ 3.250%, 03/15/16	5,025,000
	CNOOC, Ltd.~
1,000,000	1.625%, 04/30/17	1,000,395
500,000	1.125%, 05/09/16	500,305
2,000,000	Devon Energy Corp.~ 1.200%, 12/15/16	2,023,680
3,000,000	Enbridge, Inc.~‡ 0.885%, 10/01/16	3,013,005
7,500,000	EPL Oil & Gas, Inc. 8.250%, 02/15/18	7,307,812
3,235,000	Exterran Holdings, Inc. 7.250%, 12/01/18	3,354,291
14,110,000	Frontier Oil Corp. 6.875%, 11/15/18	14,653,447
8,000,000	Marathon Oil Corp.~ 0.900%, 11/01/15	8,009,040
1,500,000	Nabors Industries, Inc. 2.350%, 09/15/16	1,524,053
3,197,000	Oasis Petroleum, Inc. 7.250%, 02/01/19	3,340,865
7,000,000	Petrobras Global Finance, BV^ 2.000%, 05/20/16	6,986,000
16,951,000	SESI, LLC 6.375%, 05/01/19	17,724,389
6,000,000	Whiting Petroleum Corp.~ 6.500%, 10/01/18	6,202,500

		87,371,244

	Financials (2.6%)
5,000,000	ABN AMRO Bank, NV*~ 1.375%, 01/22/16	5,035,150
5,000,000	Aviation Capital Group Corp.* 3.875%, 09/27/16	5,156,425
8,000,000	Bank of America Corp.~ 1.250%, 01/11/16	8,041,840
7,750,000	BB&T Corp.~ 1.000%, 04/03/17	7,714,699
1,000,000	Berkshire Hathaway Finance Corp.~ 0.950%, 08/15/16	1,006,700
500,000	Berkshire Hathaway, Inc.~ 0.800%, 02/11/16	501,100

118	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2014

PRINCIPAL AMOUNT		VALUE
5,585,000	BlackRock, Inc.~ 1.375%, 06/01/15	$5,618,147
3,000,000	Charles Schwab Corp.~ 0.850%, 12/04/15	3,010,155
3,000,000	CIT Group, Inc. 4.250%, 08/15/17	3,090,000
10,000,000	Citigroup, Inc.~ 1.300%, 04/01/16	10,042,450
1,850,000	Deutsche Bank, AG~ 1.400%, 02/13/17	1,852,007
7,000,000	Goldman Sachs Group, Inc.~ 1.600%, 11/23/15	7,056,805
	iStar Financial, Inc.
6,000,000	4.875%, 07/01/18	6,000,000
6,000,000	3.875%, 07/01/16^	6,033,750
2,000,000	4.000%, 11/01/17	1,982,500
	JPMorgan Chase & Company~
15,000,000	0.800%, 04/23/15	15,021,300
5,000,000	1.100%, 10/15/15	5,023,250
5,000,000	Leucadia National Corp.~ 8.125%, 09/15/15	5,303,125
6,000,000	Morgan Stanley~ 1.750%, 02/25/16	6,063,600
5,000,000	Wells Fargo & Company~ 1.500%, 07/01/15	5,038,050

		108,591,053

	Health Care (1.5%)
10,000,000	AbbVie, Inc.~ 1.200%, 11/06/15	10,055,300
1,000,000	Actavis, Inc.*~ 1.300%, 06/15/17	985,095
	Amgen, Inc.~
14,193,000	1.875%, 11/15/14	14,198,039
5,000,000	2.500%, 11/15/16	5,140,675
1,000,000	ANZ New Zealand (Int’l), Ltd.*~ 1.400%, 04/27/17	1,001,310
3,000,000	Baxter International, Inc.~ 0.950%, 06/01/16	3,008,775
6,000,000	Community Health Systems, Inc.~ 5.125%, 08/15/18	6,255,000
5,000,000	Fresenius US Finance II, Inc.* 9.000%, 07/15/15	5,259,375
4,400,000	Gilead Sciences, Inc.~ 2.400%, 12/01/14	4,406,292
2,703,000	HCA, Inc.~ 3.750%, 03/15/19	2,716,515
	Mylan, Inc.~
1,000,000	1.800%, 06/24/16	1,013,305
500,000	1.350%, 11/29/16	500,935
3,050,000	Thermo Fisher Scientific, Inc. 3.200%, 05/01/15	3,089,787
1,000,000	VPII Escrow Corp.^* 6.750%, 08/15/18	1,065,625

PRINCIPAL AMOUNT		VALUE
5,000,000	WellPoint, Inc.~ 1.250%, 09/10/15	$5,028,525

		63,724,553

	Industrials (1.9%)
3,000,000	AerCap Ireland Capital, Ltd. / AerCap Global Aviation Trust* 2.750%, 05/15/17	2,973,750
4,000,000	Air Lease Corp.~ 4.500%, 01/15/16	4,128,480
	Caterpillar, Inc.~
5,000,000	0.950%, 06/26/15	5,018,950
4,625,000	0.700%, 02/26/16	4,636,517
	CNH Industrial Capital, LLC
7,675,000	3.875%, 11/01/15	7,785,328
4,800,000	3.250%, 02/01/17~	4,815,000
12,981,000	Deluxe Corp. 7.000%, 03/15/19	13,630,050
8,000,000	Eaton Corp.~ 0.950%, 11/02/15	8,027,280
1,000,000	GATX Corp.~ 1.250%, 03/04/17	995,225
	General Electric Capital Corp.
10,000,000	1.625%, 07/02/15^	10,086,950
5,000,000	1.000%, 12/11/15~	5,030,275
1,400,000	General Electric Company~ 0.850%, 10/09/15	1,406,608
	John Deere Capital Corp.~
5,000,000	0.950%, 06/29/15	5,018,875
500,000	1.050%, 10/11/16	501,940
1,000,000	PACCAR Financial Corp.~ 0.800%, 02/08/16	1,004,195
5,000,000	Penske Truck Leasing Company, LP* 2.500%, 03/15/16	5,100,950
1,000,000	Rockwell Collins, Inc.~‡ 0.584%, 12/15/16	1,001,540

		81,161,913

	Information Technology (1.5%)
15,000,000	Alliance Data Systems Corp.* 5.250%, 12/01/17	15,534,375
13,000,000	Anixter International, Inc. 5.950%, 03/01/15	13,154,375
5,000,000	Hewlett-Packard Company 3.000%, 09/15/16	5,167,050
5,000,000	International Business Machines Corp.~ 0.550%, 02/06/15	5,004,200
5,000,000	Jabil Circuit, Inc.~ 7.750%, 07/15/16	5,484,375
4,000,000	NXP Semiconductors, NV* 3.750%, 06/01/18	4,022,500
7,000,000	Sanmina Corp.* 4.375%, 06/01/19	7,000,000

See accompanying Notes to Schedule of Investments	www.calamos.com	119

Market Neutral Income Fund    Schedule of Investments October 31, 2014

PRINCIPAL AMOUNT		VALUE
5,000,000	Seagate Technology, PLC* 3.750%, 11/15/18	$5,156,250
3,000,000	Texas Instruments, Inc.~ 0.450%, 08/03/15	3,003,195

		63,526,320

	Materials (0.4%)
3,000,000	ArcelorMittal, SA~ 5.000%, 02/25/17	3,142,500
5,000,000	Ashland, Inc. 3.000%, 03/15/16	5,056,250
1,000,000	BHP Billiton Finance USA, Ltd.~‡ 0.483%, 09/30/16	1,000,825
7,625,000	Ecolab, Inc.~ 1.000%, 08/09/15	7,651,802

		16,851,377

	Telecommunication Services (0.4%)
	AT&T, Inc.~
6,155,000	0.800%, 12/01/15	6,165,156
5,000,000	0.900%, 02/12/16	5,011,550
5,875,000	Brightstar Corp.* 9.500%, 12/01/16	6,194,453
	Verizon Communications, Inc.
500,000	2.500%, 09/15/16	515,140
500,000	1.764%, 09/15/16‡	511,332

		18,397,631

	Utilities (0.1%)
2,500,000	NextEra Energy, Inc. 1.200%, 06/01/15	2,510,725

	TOTAL CORPORATE BONDS	679,222,655

NUMBER OF CONTRACTS		VALUE

Purchased Options (0.0%)#
	Consumer Discretionary (0.0%)
603	Urban Outfitters, Inc. Call, 11/22/14, Strike $30.00	79,898

	Financials (0.0%)
880	Blackstone Group, LP Call, 11/22/14, Strike $29.00	127,160
1,629	New York Community Bancorp, Inc. Call, 01/17/15, Strike $16.00	44,798

		171,958

	Health Care (0.0%)
459	Agilent Technologies, Inc. Call, 11/22/14, Strike $57.50	36,720

	Information Technology (0.0%)
180	Canadian Solar, Inc. Call, 01/17/15, Strike $29.00	97,200

NUMBER OF CONTRACTS		VALUE
269	NCR Corp. Call, 11/22/14, Strike $34.00	$3,362
315	VMware, Inc. - Class A Call, 01/15/16, Strike $105.00	135,450

		236,012

	Materials (0.0%)
3,200	Vale, SA Call, 01/17/15, Strike $17.00	3,200

	Other (0.0%)
1,023	iShares Russell 2000 ETF Call, 12/31/14, Strike $110.00	794,871

	TOTAL PURCHASED OPTIONS	1,322,659

	TOTAL SYNTHETIC CONVERTIBLE SECURITIES (Cost $678,688,142)	680,545,314

NUMBER OF SHARES		VALUE

CONVERTIBLE PREFERRED STOCK (0.1%)
	Consumer Staples (0.1%)
40,000	Post Holdings, Inc. 5.250% (Cost $4,000,000)	3,359,800

COMMON STOCKS (48.1%)
	Consumer Discretionary (6.6%)
45,300	Amazon.com, Inc.~#	13,837,338
3,000	AutoZone, Inc.~#	1,660,560
184,869	Brunswick Corp.	8,651,869
88,543	Burger King Worldwide, Inc.^	2,893,585
45,000	CarMax, Inc.~#	2,515,950
245,765	CBS Corp. - Class B~	13,325,378
57,500	Coach, Inc.^~	1,976,850
336,100	Comcast Corp. - Class A~	18,603,135
76,500	D.R. Horton, Inc.~	1,743,435
20,000	Darden Restaurants, Inc.~	1,035,600
51,700	Delphi Automotive, PLC	3,566,266
121,350	Dick’s Sporting Goods, Inc.~	5,505,649
97,000	DIRECTV~#	8,418,630
25,000	Discovery Communications, Inc. - Class A~#	883,750
25,000	Discovery Communications, Inc. - Class C~#	874,750
26,000	Dollar General Corp.~#	1,629,420
404,000	Ford Motor Company~	5,692,360
12,000	Fossil Group, Inc.~#	1,219,920
31,000	Gap, Inc.~	1,174,590
107,700	General Motors Company, Inc.	3,381,780
270,400	Home Depot, Inc.	26,369,408
35,000	Interpublic Group of Companies, Inc.~	678,650
65,000	Johnson Controls, Inc.	3,071,250

120	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES		VALUE
20,000	Kohl’s Corp.~	$1,084,400
97,149	La Quinta Holdings, Inc.#	1,982,811
166,106	Lamar Advertising Company - Class A~	8,579,375
44,500	Lennar Corp. - Class A^	1,917,060
193,900	Lowe’s Companies, Inc.	11,091,080
27,500	Macy’s, Inc.~	1,590,050
70,000	McDonald’s Corp.~	6,561,100
150,596	Michael Kors Holdings, Ltd.~#	11,835,340
10,000	Mohawk Industries, Inc.~#	1,420,400
264,813	National CineMedia, Inc.~	4,210,527
89,400	Nike, Inc. - Class B~	8,311,518
149,431	Norwegian Cruise Line Holdings, Ltd.^#	5,827,809
6,800	Priceline Group, Inc.~#	8,202,228
92,000	PulteGroup, Inc.	1,765,480
11,000	PVH Corp.~	1,257,850
20,000	Ross Stores, Inc.~	1,614,400
59,300	Starbucks Corp.~	4,480,708
40,000	Target Corp.^	2,472,800
14,500	Time Warner Cable, Inc.	2,134,545
149,382	Time Warner, Inc.~	11,871,388
71,100	TJX Companies, Inc.	4,502,052
20,000	TripAdvisor, Inc.#	1,773,200
211,200	Twenty-First Century Fox, Inc.~	7,282,176
39,300	Viacom, Inc. - Class B	2,856,324
121,418	Vitamin Shoppe, Inc.#	5,698,147
208,300	Walt Disney Company~	19,034,454
18,000	Whirlpool Corp.~	3,096,900
12,000	Wynn Resorts, Ltd.	2,280,120
20,000	Yum! Brands, Inc.~	1,436,600

		274,880,965

	Consumer Staples (4.2%)
276,900	Altria Group, Inc.~	13,385,346
118,500	Archer-Daniels-Midland Company~	5,569,500
375,000	Coca-Cola Company~	15,705,000
75,400	Colgate-Palmolive Company~	5,042,752
40,000	ConAgra Foods, Inc.~	1,374,000
27,000	Costco Wholesale Corp.~	3,600,990
156,200	CVS Health Corp.~	13,403,522
64,600	General Mills, Inc.~	3,356,616
14,000	Hershey Company~	1,342,740
35,000	Kellogg Company	2,238,600
32,300	Kimberly-Clark Corp.	3,690,921
62,833	Kraft Foods Group, Inc.~	3,540,640
65,000	Kroger Company	3,621,150
61,400	Lorillard, Inc.	3,776,100
39,900	Mead Johnson Nutrition Company	3,962,469

NUMBER OF SHARES		VALUE
210,100	Mondelez International, Inc. - Class A	$7,408,126
200,200	PepsiCo, Inc.	19,253,234
167,000	Philip Morris International, Inc.	14,864,670
296,300	Procter & Gamble Company	25,858,101
200,900	Wal-Mart Stores, Inc.~	15,322,643
105,000	Walgreen Company~	6,743,100
34,000	Whole Foods Market, Inc.~	1,337,220

		174,397,440

	Energy (4.5%)
47,100	Anadarko Petroleum Corp.~	4,322,838
24,500	Apache Corp.~	1,891,400
48,500	Baker Hughes, Inc.~	2,568,560
127,804	Cameron International Corp.~#	7,610,728
207,400	Chevron Corp.~	24,877,630
123,900	ConocoPhillips~	8,939,385
62,500	Devon Energy Corp.~	3,750,000
90,800	EOG Resources, Inc.	8,630,540
28,000	EQT Corp.~	2,633,120
469,520	Exxon Mobil Corp.	45,407,279
125,900	Halliburton Company	6,942,126
10,000	Helmerich & Payne, Inc.~	868,200
18,000	Hess Corp.~	1,526,580
60,000	Marathon Oil Corp.~	2,124,000
51,200	Marathon Petroleum Corp.	4,654,080
13,000	Murphy Oil Corp.~	694,070
48,500	National Oilwell Varco, Inc.	3,523,040
70,000	Noble Energy, Inc.	4,034,100
80,800	Occidental Petroleum Corp.	7,185,544
79,650	Phillips 66	6,252,525
13,000	Pioneer Natural Resources Company	2,457,780
200,400	Schlumberger, Ltd.	19,771,464
102,400	Spectra Energy Corp.^	4,006,912
105,000	Valero Energy Corp.	5,259,450
458,801	WPX Energy, Inc.~#	8,772,275

		188,703,626

	Financials (8.1%)
29,000	ACE, Ltd.	3,169,700
37,000	Aflac, Inc.~	2,210,010
102,400	Allstate Corp.~	6,640,640
188,500	American Express Company~	16,955,575
237,000	American International Group, Inc.~	12,696,090
40,500	American Tower Corp.~	3,948,750
32,300	Ameriprise Financial, Inc.~	4,075,291
12,000	AvalonBay Communities, Inc.~	1,870,080
1,100,000	Bank of America Corp.~	18,876,000
215,500	Bank of New York Mellon Corp.~	8,344,160

See accompanying Notes to Schedule of Investments	www.calamos.com	121

Market Neutral Income Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES		VALUE
91,600	BB&T Corp.~	$3,469,808
215,500	Berkshire Hathaway, Inc. - Class B~#	30,204,480
12,900	BlackRock, Inc.~	4,400,319
114,062	Blackstone Group, LP~	3,435,547
70,000	Capital One Financial Corp.~	5,793,900
150,000	Charles Schwab Corp.	4,300,500
20,000	Chubb Corp.~	1,987,200
312,500	Citigroup, Inc.~	16,728,125
51,000	Discover Financial Services~	3,252,780
110,000	Fifth Third Bancorp	2,198,900
414,129	Fortress Investment Group, LLC - Class A	3,114,250
42,500	Franklin Resources, Inc.	2,363,425
80,000	Genworth Financial, Inc. - Class A~#	1,119,200
46,300	Goldman Sachs Group, Inc.	8,796,537
49,229	Greenhill & Company, Inc.~	2,215,305
45,000	Hartford Financial Services Group, Inc.~	1,781,100
127,394	Hilltop Holdings, Inc.#	2,806,490
75,000	Invesco, Ltd.	3,035,250
501,980	JPMorgan Chase & Company~	30,359,750
76,500	Lincoln National Corp.	4,189,140
15,000	Macerich Company~	1,057,500
168,240	MetLife, Inc.~	9,125,338
145,500	Morgan Stanley~	5,085,225
423,271	Navient Corp.~	8,372,300
90,000	PNC Financial Services Group, Inc.	7,775,100
47,800	Principal Financial Group, Inc.	2,503,286
55,000	Prologis, Inc.	2,290,750
90,500	Prudential Financial, Inc.	8,012,870
190,000	Regions Financial Corp.	1,886,700
44,200	Simon Property Group, Inc.	7,921,082
43,500	State Street Corp.~	3,282,510
60,000	SunTrust Banks, Inc.	2,348,400
54,500	T. Rowe Price Group, Inc.	4,473,905
27,800	Travelers Companies, Inc.	2,802,240
369,000	US Bancorp~	15,719,400
30,000	Vornado Realty Trust	3,284,400
673,400	Wells Fargo & Company~	35,750,806
185,398	WisdomTree Investments, Inc.^~	2,734,621

		338,764,735

	Health Care (7.2%)
140,900	Abbott Laboratories~	6,141,831
227,100	AbbVie, Inc.~	14,411,766
36,565	Actavis, PLC#	8,875,788
26,500	Aetna, Inc.~	2,186,515
171,484	Agilent Technologies, Inc.	9,479,635
40,000	Alexion Pharmaceuticals, Inc.~#	7,654,400

NUMBER OF SHARES		VALUE
38,800	Allergan, Inc.~	$7,374,328
79,700	Amgen, Inc.~	12,925,746
64,600	Baxter International, Inc.~	4,531,044
39,900	Biogen Idec, Inc.~#	12,811,092
151,100	Bristol-Myers Squibb Company~	8,792,509
13,175	C.R. Bard, Inc.	2,160,305
115,813	Celgene Corp.~#	12,402,414
52,500	Cerner Corp.~#	3,325,350
35,500	Cigna Corp.~	3,534,735
20,000	Covidien, PLC	1,848,800
20,000	DaVita HealthCare Partners, Inc.~#	1,561,400
12,500	Edwards Lifesciences Corp.~#	1,511,500
97,000	Eli Lilly and Company	6,434,010
129,900	Express Scripts Holding Company~#	9,978,918
207,400	Gilead Sciences, Inc.#	23,228,800
7,460	Illumina, Inc.#	1,436,647
71,241	Insulet Corp.#	3,075,474
5,866	Intercept Pharmaceuticals, Inc.^#	1,515,716
302,450	Johnson & Johnson~	32,598,061
9,000	Laboratory Corp. of America Holdings~#	983,610
209,397	Medtronic, Inc.^~	14,272,499
370,800	Merck & Company, Inc.	21,484,152
81,000	Mylan, Inc.#	4,337,550
20,000	Perrigo Company, PLC	3,229,000
698,800	Pfizer, Inc.~	20,929,060
15,000	Quest Diagnostics, Inc.^	951,900
28,561	Receptos, Inc.~#	2,960,348
8,000	Regeneron Pharmaceuticals, Inc.#	3,149,760
24,500	St. Jude Medical, Inc.~	1,572,165
15,000	Stryker Corp.~	1,312,950
80,800	Thermo Fisher Scientific, Inc.	9,499,656
91,600	UnitedHealth Group, Inc.	8,702,916
25,000	WellPoint, Inc.^	3,167,250
116,910	Wright Medical Group, Inc.#	3,696,694

		300,046,294

	Industrials (4.5%)
54,900	3M Company	8,441,973
142,200	Boeing Company~	17,762,202
65,700	Caterpillar, Inc.~	6,662,637
100,000	CSX Corp.~	3,563,000
19,000	Cummins, Inc.~	2,777,420
64,600	Danaher Corp.~	5,193,840
53,300	Deere & Company^	4,559,282
150,800	Delta Air Lines, Inc.~	6,066,684
105,600	Eaton Corp., PLC	7,221,984
64,600	Emerson Electric Company	4,138,276

122	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES		VALUE
31,500	Expeditors International of Washington, Inc.~	$1,343,790
37,700	FedEx Corp.	6,310,980
33,000	Fluor Corp.	2,189,220
70,000	General Dynamics Corp.	9,783,200
945,400	General Electric Company~	24,400,774
99,700	Honeywell International, Inc.	9,583,164
43,100	Illinois Tool Works, Inc.	3,924,255
23,125	Jacobs Engineering Group, Inc.~#	1,097,281
22,000	Kansas City Southern	2,701,380
70,000	Masco Corp.~	1,544,900
48,800	Norfolk Southern Corp.	5,399,232
35,000	Pentair, PLC	2,346,750
31,200	Precision Castparts Corp.	6,885,840
50,000	Quanta Services, Inc.~#	1,704,000
25,000	Robert Half International, Inc.~	1,369,500
165,376	Sensata Technologies Holding, NV~#	8,072,003
71,000	Southwest Airlines Company~	2,448,080
86,200	Union Pacific Corp.	10,037,990
88,900	United Parcel Service, Inc. - Class B	9,326,499
123,900	United Technologies Corp.~	13,257,300

		190,113,436

	Information Technology (9.0%)
59,300	Accenture, PLC - Class A~	4,810,416
40,000	Akamai Technologies, Inc.~#	2,412,000
40,000	Amphenol Corp. - Class A~	2,023,200
804,993	Apple, Inc.~	86,939,244
160,000	Applied Materials, Inc.~	3,534,400
45,300	Automatic Data Processing, Inc.~	3,704,634
25,000	Avago Technologies, Ltd.	2,156,250
70,000	Broadcom Corp. - Class A~	2,931,600
511,800	Cisco Systems, Inc.~	12,523,746
132,500	Cognizant Technology Solutions Corp. - Class A~#	6,472,625
135,800	eBay, Inc.~#	7,129,500
220,900	EMC Corp.	6,346,457
22,500	F5 Networks, Inc.~#	2,767,050
204,700	Facebook, Inc. - Class A~#	15,350,453
64,600	Fiserv, Inc.#	4,488,408
34,665	Google, Inc. - Class A~#	19,685,214
34,755	Google, Inc. - Class C~#	19,430,825
96,000	Hewlett-Packard Company~	3,444,480
518,800	Intel Corp.	17,644,388
105,200	International Business Machines Corp.	17,294,880
110,000	Juniper Networks, Inc.	2,317,700
29,500	KLA-Tencor Corp.	2,334,925
169,300	MasterCard, Inc. - Class A	14,178,875

NUMBER OF SHARES		VALUE
56,000	Microchip Technology, Inc.^	$2,414,160
110,000	Micron Technology, Inc.#	3,639,900
756,500	Microsoft Corp.~	35,517,675
371,200	Oracle Corp.	14,495,360
227,400	QUALCOMM, Inc.	17,853,174
20,000	Red Hat, Inc.~#	1,178,400
85,000	Symantec Corp.	2,109,700
97,000	TE Connectivity, Ltd.	5,929,610
20,000	Teradata Corp.^#	846,400
129,300	Texas Instruments, Inc.~	6,421,038
83,400	Visa, Inc. - Class A	20,135,262
117,000	Yahoo!, Inc.~#	5,387,850

		375,849,799

	Materials (1.4%)
28,000	Air Products & Chemicals, Inc.~	3,770,480
6,500	Airgas, Inc.~	725,010
25,000	Allegheny Technologies, Inc.~	821,250
82,140	Berry Plastics Group, Inc.#	2,137,283
9,000	CF Industries Holdings, Inc.~	2,340,000
172,400	Dow Chemical Company~	8,516,560
105,600	E.I. du Pont de Nemours and Company	7,302,240
10,000	Eastman Chemical Company~	807,800
175,600	Freeport-McMoRan, Inc.	5,004,600
53,900	LyondellBasell Industries, NV - Class A	4,938,857
93,700	Monsanto Company	10,779,248
75,400	Mosaic Company~	3,340,974
84,000	Newmont Mining Corp.	1,575,840
17,200	PPG Industries, Inc.	3,503,468
37,700	Praxair, Inc.	4,749,823

		60,313,433

	Telecommunication Services (1.2%)
560,400	AT&T, Inc.^~	19,524,336
101,300	CenturyLink, Inc.~	4,201,924
111,470	T-Mobile US, Inc.#	3,253,809
420,200	Verizon Communications, Inc.~	21,115,050

		48,095,119

	Utilities (1.4%)
105,000	AES Corp.~	1,477,350
67,900	American Electric Power Company, Inc.~	3,961,286
55,000	CMS Energy Corp.~	1,796,850
40,000	Consolidated Edison, Inc.~	2,534,400
48,500	Dominion Resources, Inc.^~	3,458,050
134,700	Duke Energy Corp.	11,065,605
50,000	Edison International~	3,129,000
24,000	Entergy Corp.~	2,016,480
70,000	Exelon Corp.~	2,561,300

See accompanying Notes to Schedule of Investments	www.calamos.com	123

Market Neutral Income Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES		VALUE
50,000	FirstEnergy Corp.	$1,867,000
82,400	NextEra Energy, Inc.~	8,258,128
20,000	Northeast Utilities~	987,000
60,000	PG&E Corp.	3,019,200
50,000	PPL Corp.~	1,749,500
60,000	Public Service Enterprise Group, Inc.	2,478,600
173,500	Southern Company	8,043,460
45,000	Xcel Energy, Inc.~	1,506,150

		59,909,359

	TOTAL COMMON STOCKS (Cost $1,922,210,271)	2,011,074,206

NUMBER OF CONTRACTS		VALUE

PURCHASED OPTIONS (0.1%)#
	Consumer Discretionary (0.0%)
2,540	Cablevision Systems Corp. Put, 01/17/15, Strike $18.00	177,800
453	Michael Kors Holdings, Ltd. Put, 11/07/14, Strike $78.00	127,972

		305,772

	Other (0.1%)
745	Energy Select Sector SPDR Fund Put, 11/22/14, Strike $83.00	47,680
176	iShares NASDAQ Biotechnology ETF Put, 11/22/14, Strike $295.00	119,680
	S & P 500 Index
650	Put, 12/20/14, Strike $1,950.00	1,326,000
600	Put, 12/05/14, Strike $1,875.00	342,000
500	Put, 11/07/14, Strike $1,820.00	8,750
500	Put, 11/14/14, Strike $1,965.00	312,500
500	Put, 11/22/14, Strike $1,970.00	540,000
500	Put, 11/28/14, Strike $1,960.00	607,500
350	Put, 11/28/14, Strike $1,945.00	339,500
250	Put, 12/05/14, Strike $1,860.00	121,250
250	Put, 12/12/14, Strike $1,935.00	371,250
934	SPDR S&P Oil & Gas Exploration Put, 11/22/14, Strike $58.00	120,019
500	United States Treasury Note Put, 11/21/14, Strike $109.50	15,600

		4,271,729

	TOTAL PURCHASED OPTIONS (Cost $14,215,841)	4,577,501

NUMBER OF SHARES		VALUE

SHORT TERM INVESTMENT (2.7%)
114,019,777	Fidelity Prime Money Market Fund - Institutional Class (Cost $114,019,777)	114,019,777

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (4.2%)
	Federal Home Loan Bank Discount Notes
11,623,098	0.000%, 11/24/14	$11,623,098
11,496,679	0.000%, 11/10/14	11,496,679
11,496,670	0.000%, 11/13/14	11,496,670
11,496,578	0.000%, 11/28/14	11,496,578
11,496,117	0.000%, 12/08/14	11,496,117
	Federal Home Loan Mortgage Corp. Discount Notes
22,992,239	0.000%, 11/24/14	22,992,239
12,526,917	0.000%, 01/26/15	12,526,917
	Federal National Mortgage Association Discount Notes
11,495,941	0.000%, 12/01/14	11,495,941
5,748,042	0.000%, 12/10/14	5,748,042
19,432,252	Fidelity Prime Money Market Fund - Institutional Class	19,432,252
22,993,415	Goldman Sachs Financial Square Fund	22,993,415
22,993,415	Morgan Stanley Insitutional Liquidity Fund	22,993,415

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $175,791,363)	175,791,363

TOTAL INVESTMENTS (105.3%) (Cost $4,277,650,001)		4,406,526,005

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-4.2%)		(175,791,363)

LIABILITIES, LESS OTHER ASSETS (-1.1%)		(44,938,258)

NET ASSETS (100.0%)		$4,185,796,384

NUMBER OF SHARES		VALUE

COMMON STOCKS SOLD SHORT (-18.4%)#
	Consumer Discretionary (-3.4%)
(73,106)	Big Lots, Inc.	(3,337,289)
(172,336)	Cablevision Systems Corp.	(3,208,896)
(57,853)	Cheesecake Factory, Inc.	(2,657,767)
(88,550)	Ctrip.com International, Ltd.	(5,162,465)
(76,500)	HomeAway, Inc.	(2,669,850)
(27,000)	HSN, Inc.	(1,783,890)
(155,300)	Iconix Brand Group, Inc.	(6,213,553)
(267,000)	Jarden Corp.	(17,379,030)
(130,800)	Live Nation Entertainment, Inc.	(3,400,800)
(55,500)	M/I Homes, Inc.	(1,195,470)
(66,650)	Meritage Homes Corp.	(2,452,054)
(710,600)	MGM Resorts International	(16,521,450)
(27,355)	Omnicom Group, Inc.	(1,965,730)

124	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES		VALUE
(25,031)	Outerwall, Inc.	$(1,583,712)
(12,610)	Priceline Group, Inc.	(15,210,308)
(43,000)	Restoration Hardware Holdings, Inc.	(3,453,760)
(282,500)	Ryland Group, Inc.	(10,116,325)
(63,045)	Shutterfly, Inc.	(2,637,172)
(506,400)	Standard Pacific Corp.	(3,747,360)
(157,600)	TAL Education Group	(5,005,376)
(56,200)	Tesla Motors, Inc.	(13,583,540)
(60,000)	Toll Brothers, Inc.	(1,917,000)
(70,904)	Tractor Supply Company	(5,191,591)
(72,850)	Urban Outfitters, Inc.	(2,211,726)
(58,241)	Vince Holding Corp.	(2,041,347)
(31,600)	Vipshop Holdings, Ltd.	(7,245,564)
(46,948)	Wayfair, Inc.	(1,178,395)

		(143,071,420)

	Consumer Staples (-0.1%)
(58,700)	Post Holdings, Inc.	(2,201,250)
(284,417)	Rite Aid Corp.	(1,493,189)

		(3,694,439)

	Energy (-0.8%)
(15,000)	Chesapeake Energy Corp.	(332,700)
(183,000)	Helix Energy Solutions Group, Inc.	(4,875,120)
(468,873)	Newpark Resources, Inc.	(5,359,218)
(190,600)	PDC Energy, Inc.	(8,333,032)
(150,000)	Renewable Energy Group, Inc.	(1,579,500)
(115,150)	SEACOR Holdings, Inc.	(9,494,118)
(154,000)	Stone Energy Corp.	(3,773,000)

		(33,746,688)

	Financials (-1.5%)
(108,750)	American Residential Properties, Inc.	(2,066,250)
(170,000)	Amtrust Financial Services, Inc.	(7,627,900)
(292,000)	BioMed Realty Trust, Inc.	(6,342,240)
(127,530)	Cohen & Steers, Inc.	(5,465,936)
(327,900)	Cowen Group, Inc.	(1,324,716)
(315,000)	DDR Corp.	(5,714,100)
(174,959)	Encore Capital Group, Inc.	(7,962,384)
(93,400)	Ezcorp, Inc. - Class A	(1,053,552)
(230,000)	Forest City Enterprises, Inc. - Class A	(4,804,700)
(147,500)	Forestar Group, Inc.	(2,573,875)
(144,500)	FXCM, Inc. - Class A	(2,378,470)
(36,019)	NASDAQ OMX Group, Inc.	(1,558,182)
(57,000)	SL Green Realty Corp.	(6,594,900)
(40,000)	Starwood Property Trust, Inc.	(902,400)
(137,500)	Starwood Waypoint Residential Trust	(3,599,750)
(74,428)	Walter Investment Management Corp.	(1,691,004)

		(61,660,359)

NUMBER OF SHARES			VALUE

		Health Care (-2.2%)
(134,000)		Acorda Therapeutics, Inc.	$(4,665,880)
(205,000)		Allscripts Healthcare Solutions, Inc.	(2,812,600)
(305,000)		AMAG Pharmaceuticals, Inc.	(10,068,050)
(240,500)		Brookdale Senior Living, Inc.	(8,107,255)
(234,000)		Depomed, Inc.	(3,603,600)
(64,000)		Emergent Biosolutions, Inc.	(1,447,680)
(15,698)		Exact Sciences Corp.	(377,851)
(245,000)		Healthways, Inc.	(3,797,500)
(13,700)		Illumina, Inc.	(2,638,346)
(53,000)		Insulet Corp.	(2,288,010)
(95,500)		Integra LifeSciences Holdings Corp.	(4,881,005)
(35,000)		Jazz Pharmaceuticals, PLC	(5,909,400)
(58,200)		Ligand Pharmaceuticals, Inc.	(3,216,714)
(268,000)		Medicines Company	(6,785,760)
(196,852)		Molina Healthcare, Inc.	(9,574,881)
(105,500)		NuVasive, Inc.	(4,314,950)
(135,000)		Spectranetics Corp.	(4,288,950)
(91,700)		Volcano Corp.	(928,004)
(57,806)	DKK	William Demant Holding, A/S	(4,381,205)
(157,000)		Wright Medical Group, Inc.	(4,964,340)
(42,296)		Zimmer Holdings, Inc.	(4,705,007)

			(93,756,988)

		Industrials (-1.0%)
(344,400)		CBIZ, Inc.	(3,178,812)
(79,075)		Deluxe Corp.	(4,807,760)
(115,000)		Greenbrier Companies, Inc.	(7,192,100)
(71,900)		Huron Consulting Group, Inc.	(5,004,959)
(193,600)		Navistar International Corp.	(6,847,632)
(55,225)		Nielsen, NV	(2,346,510)
(15,000)		SolarCity Corp.	(887,700)
(340,000)		Trinity Industries, Inc.	(12,141,400)

			(42,406,873)

		Information Technology (-8.7%)
(84,000)		AOL, Inc.	(3,656,520)
(55,500)		Blucora, Inc.	(940,725)
(142,500)		Bottomline Technologies (de), Inc.	(3,575,325)
(121,000)		BroadSoft, Inc.	(2,770,900)
(70,000)		Canadian Solar, Inc.	(2,233,000)
(93,999)		Cardtronics, Inc.	(3,608,622)
(374,400)		Ciena Corp.	(6,274,944)
(52,600)		Citrix Systems, Inc.	(3,378,498)
(175,000)		Concur Technologies, Inc.	(22,456,000)
(122,900)		Cornerstone OnDemand, Inc.	(4,457,583)
(222,600)		CSG Systems International, Inc.	(5,901,126)
(94,000)		Dealertrack Technologies, Inc.	(4,422,700)
(558,180)		Electronic Arts, Inc.	(22,868,635)

See accompanying Notes to Schedule of Investments	www.calamos.com	125

Market Neutral Income Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES		VALUE
(130,000)	Electronics For Imaging, Inc.	$(5,943,600)
(517,500)	Emulex Corp.	(2,929,050)
(100,000)	EnerNOC, Inc.	(1,477,000)
(40,200)	Euronet Worldwide, Inc.	(2,157,534)
(167,500)	Finisar Corp.	(2,800,600)
(526,750)	Infinera Corp.	(7,653,677)
(103,000)	InterDigital, Inc.	(5,091,290)
(317,800)	JDS Uniphase Corp.	(4,277,588)
(84,000)	Lam Research Corp.	(6,540,240)
(267,900)	Mentor Graphics Corp.	(5,676,801)
(59,700)	MercadoLibre, Inc.	(8,128,155)
(194,500)	Microchip Technology, Inc.^	(8,384,895)
(905,676)	Micron Technology, Inc.	(29,968,819)
(16,000)	NetSuite, Inc.	(1,738,560)
(526,000)	NVIDIA Corp.	(10,278,040)
(902,000)	ON Semiconductor Corp.	(7,477,580)
(72,100)	Palo Alto Networks, Inc.	(7,620,970)
(200,480)	Photronics, Inc.	(1,802,315)
(130,400)	Proofpoint, Inc.	(5,742,816)
(141,500)	Qihoo 360 Technology Company, Ltd.	(10,326,670)
(429,000)	Rambus, Inc.	(4,912,050)
(128,767)	Red Hat, Inc.~	(7,586,952)
(160,700)	Salesforce.com, Inc.	(10,283,193)
(471,600)	SanDisk Corp.	(44,396,424)
(41,000)	ServiceNow, Inc.	(2,785,130)
(8,000)	SINA Corp.	(327,760)
(176,500)	Spansion, Inc. - Class A	(3,632,370)
(360,000)	SunEdison, Inc.	(7,023,600)
(68,000)	SunPower Corp.	(2,165,120)
(63,500)	Synchronoss Technologies, Inc.	(3,281,045)
(349,800)	Take-Two Interactive Software, Inc.	(9,252,210)
(255,300)	TiVo, Inc.	(3,331,665)
(350,500)	TTM Technologies, Inc.	(2,421,955)
(215,000)	Twitter, Inc.	(8,916,050)
(8,925)	VMware, Inc. - Class A	(745,862)
(120,000)	Web.com Group, Inc.	(2,463,600)
(120,700)	Workday, Inc. - Class A	(11,524,436)
(132,000)	Xilinx, Inc.	(5,871,360)
(162,900)	Yandex, NV - Class A	(4,662,198)
(49,500)	YY, Inc.	(4,101,570)

		(362,245,328)

	Materials (-0.7%)
(403,000)	B2Gold Corp.	(673,010)
(1,244,212)	Cemex, SAB de CV	(15,303,808)
(141,600)	Horsehead Holding Corp.	(2,224,536)
(53,550)	Royal Gold, Inc.	(3,060,382)

NUMBER OF SHARES		VALUE
(78,000)	RTI International Metals, Inc.	$(1,836,900)
(135,000)	United States Steel Corp.	(5,405,400)

		(28,504,036)

	TOTAL COMMON STOCKS SOLD SHORT (Proceeds $694,155,720)	(769,086,131)

PRINCIPAL AMOUNT		VALUE

EXCHANGE-TRADED FUNDS SOLD SHORT (-1.5%)#
(117,746)	Consumer Discretionary Select Sector SPDR Fund	(8,018,503)
(71,576)	Consumer Staples Select Sector SPDR Fund	(3,343,315)
(67,167)	Energy Select Sector SPDR Fund	(5,871,739)
(92,490)	Health Care Select Sector SPDR Fund	(6,221,802)
(20,333)	iShares NASDAQ Biotechnology ETF	(6,031,174)
(34,995)	iShares U.S. Healthcare Providers ETF	(3,977,882)
(47,272)	iShares U.S. Industrials ETF	(4,952,687)
(34,550)	iShares U.S. Medical Devices ETF	(3,709,633)
(82,534)	PowerShares QQQ	(8,368,948)
(50,378)	SPDR S&P Oil & Gas Exploration & Production ETF	(3,066,509)
(215,463)	SPDR S&P Regional Banking ETF	(8,635,757)
(36,444)	SPDR S&P Retail ETF	(3,223,472)

	TOTAL EXCHANGE-TRADED FUNDS SOLD SHORT (Proceeds $59,556,006)	(65,421,421)

NUMBER OF CONTRACTS		VALUE

WRITTEN OPTIONS (-1.2%)#
	Consumer Discretionary (-0.1%)
1,000	MGM Resorts International Put, 03/20/15, Strike $18.00	(27,000)
453	Michael Kors Holdings, Ltd. Call, 11/07/14, Strike $85.00	(38,505)
225	Vipshop Holdings, Ltd. Call, 01/15/16, Strike $70.00	(3,585,375)

		(3,650,880)

	Industrials (0.0%)
350	Solarcity Corp. Call, 01/20/17, Strike $85.00	(280,000)

	Information Technology (0.0%)
360	Canadian Solar, Inc. Call, 01/17/15, Strike $35.00	(95,400)
100	MercadoLibre, Inc. Call, 11/22/14, Strike $120.00	(168,000)
1,755	SouFun Holdings, Ltd. Call, 01/15/16, Strike $16.00	(162,338)

126	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Market Neutral Income Fund    Schedule of Investments October 31, 2014

NUMBER OF CONTRACTS		VALUE
350	SunEdison, Inc. Call, 11/22/14, Strike $20.00	$(40,950)

		(466,688)

	Other (-1.1%)
744	Energy Select Sector SPDR Fund Put, 11/22/14, Strike $80.00	(20,832)
	S & P 500 Index
1,250	Call, 11/14/14, Strike $1,950.00	(8,475,000)
1,000	Call, 11/28/14, Strike $1,965.00	(5,980,000)
1,000	Call, 12/05/14, Strike $1,980.00	(5,130,000)
900	Call, 02/27/15, Strike $2,000.00	(6,120,000)
750	Call, 12/20/14, Strike $1,955.00	(5,763,750)
500	Call, 11/22/14, Strike $1,900.00	(5,790,000)
500	Call, 01/17/15, Strike $2,050.00	(1,430,000)
500	Call, 01/30/15, Strike $1,950.00	(4,742,500)
350	Call, 12/26/14, Strike $2,025.00	(1,165,500)
350	Call, 03/20/15, Strike $2,050.00	(1,627,500)
250	Call, 12/05/14, Strike $1,995.00	(1,030,000)
934	SPDR S&P Oil & Gas Exploration Put, 11/22/14, Strike $53.00	(39,695)

		(47,314,777)

	TOTAL WRITTEN OPTIONS (Premium $15,221,159)	(51,712,345)

NOTES TO SCHEDULE OF INVESTMENTS

^	Security, or portion of security, is on loan.

*	Securities issued and sold pursuant to a Rule 144A transaction are excepted from the registration requirement of the Securities Act of 1933, as amended. These securities may only be sold to qualified institutional buyers (“QIBs”), such as the Fund. Any resale of these securities must generally be effected through a sale that is registered under the Act or otherwise exempted from such registration requirements.

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for swaps and securities sold short. The aggregate value of such securities is $538,602,124.

¤	The synthetic convertible securities strategy combines separate securities that together possess the economic characteristics similar to a convertible security.

‡	Variable rate or step bond security. The rate shown is the rate in effect at October 31, 2014.

#	Non-income producing security.

FOREIGN CURRENCY ABBREVIATION

DKK	Danish Krone

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The principal amount for such securities is shown in the respective foreign currency. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

See accompanying Notes to Financial Statements	www.calamos.com	127

Long/Short Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES		VALUE
COMMON STOCKS (81.2%)
	Consumer Discretionary (31.7%)
115,943	Brunswick Corp.~	$5,426,132
41,060	Burger King Worldwide, Inc.^	1,341,841
116,548	CBS Corp. - Class B~	6,319,233
87,449	Dick’s Sporting Goods, Inc.~	3,967,561
46,675	La Quinta Holdings, Inc.~#	952,637
104,750	Lamar Advertising Company - Class A~	5,410,337
59,302	Michael Kors Holdings, Ltd.#	4,660,544
179,308	National CineMedia, Inc.~	2,850,997
71,966	Norwegian Cruise Line Holdings, Ltd.^#	2,806,674
42,265	Time Warner, Inc.~	3,358,799
88,992	Vitamin Shoppe, Inc.#	4,176,395

		41,271,150

	Energy (6.6%)
61,322	Cameron International Corp.~#	3,651,725
260,363	WPX Energy, Inc.~#	4,978,141

		8,629,866

	Financials (11.6%)
85,016	Blackstone Group, LP~	2,560,682
193,553	Fortress Investment Group, LLC - Class A	1,455,519
23,642	Greenhill & Company, Inc.~	1,063,890
61,111	Hilltop Holdings, Inc.#	1,346,275
47,147	JPMorgan Chase & Company~	2,851,451
220,204	Navient Corp.	4,355,635
4,979	Square 1 Financial, Inc. - Class A~#	99,032
89,323	WisdomTree Investments, Inc.^	1,317,514

		15,049,998

	Health Care (19.7%)
92,562	Agilent Technologies, Inc.	5,116,827
6,170	C.R. Bard, Inc.	1,011,695
36,449	Celgene Corp.~#	3,903,323
129,930	Corium International, Inc.~#**	713,316
7,649	Illumina, Inc.#	1,473,044
34,099	Insulet Corp.~#	1,472,054
2,814	Intercept Pharmaceuticals, Inc.~#	727,109
77,600	Medtronic, Inc.~^	5,289,216
14,527	Receptos, Inc.~#	1,505,724
75,667	Spectranetics Corp.#	2,403,941
308,561	Targeted Medical Pharma, Inc.#**	154,281
56,558	Wright Medical Group, Inc.#	1,788,364

		25,558,894

	Industrials (3.9%)
104,282	Sensata Technologies Holding, NV#	5,090,004

NUMBER OF SHARES		VALUE

	Information Technology (5.7%)
30,539	Apple, Inc.	$3,298,212
3,597	Google, Inc. - Class A~#	2,042,628
3,669	Google, Inc. - Class C~#	2,051,265

		7,392,105

	Materials (0.8%)
39,545	Berry Plastics Group, Inc.#	1,028,961

	Telecommunication Services (1.2%)
53,510	T-Mobile US, Inc.~#	1,561,957

	TOTAL COMMON STOCKS (Cost $100,589,504)	105,582,935

NUMBER OF CONTRACTS		VALUE
PURCHASED OPTIONS (0.6%)#
	Consumer Discretionary (0.1%)
1,171	Cablevision Systems Corp. Put, 01/17/15, Strike $18.00	81,970
208	Michael Kors Holdings, Ltd. Put, 11/07/14, Strike $78.00	58,760
346	Urban Outfitters, Inc. Call, 11/22/14, Strike $30.00	45,845

		186,575

	Financials (0.1%)
420	Blackstone Group, LP Call, 11/22/14, Strike $29.00	60,690
783	New York Community Bancorp, Inc. Call, 01/17/15, Strike $16.00	21,532

		82,222

	Health Care (0.0%)
221	Agilent Technologies, Inc. Call, 11/22/14, Strike $57.50	17,680

	Information Technology (0.0%)
129	NCR Corp. Call, 11/22/14, Strike $34.00	1,613

	Other (0.4%)
357	Energy Select Sector SPDR Fund Put, 11/22/14, Strike $83.00	22,848
86	iShares NASDAQ Biotechnology ETF Put, 11/22/14, Strike $295.00	58,480
491	iShares Russell 2000 ETF Call, 12/31/14, Strike $110.00	381,507
441	SPDR S&P Oil & Gas Exploration Put, 11/22/14, Strike $58.00	56,668

		519,503

	TOTAL PURCHASED OPTIONS (Cost $757,928)	807,593

128	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Schedule of Investments

Long/Short Fund    Schedule of Investments October 31, 2014

NUMBER OF SHARES		VALUE
SHORT TERM INVESTMENT (13.2%)
17,146,890	Fidelity Prime Money Market Fund - Institutional Class (Cost $17,146,890)	$17,146,890

NUMBER OF SHARES/ PRINCIPAL AMOUNT		VALUE

INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (6.4%)
	Federal Home Loan Bank Discount Notes
547,141	0.000%, 11/24/14	547,141
541,190	0.000%, 11/10/14	541,190
541,190	0.000%, 11/13/14	541,190
541,185	0.000%, 11/28/14	541,185
541,164	0.000%, 12/08/14	541,164
	Federal Home Loan Mortgage Corp. Discount Notes
1,082,328	0.000%, 11/24/14	1,082,328
589,687	0.000%, 01/26/15	589,687
	Federal National Mortgage Association Discount Notes
541,155	0.000%, 12/01/14	541,155
270,581	0.000%, 12/10/14	270,581
914,746	Fidelity Prime Money Market Fund - Institutional Class	914,746
1,082,383	Goldman Sachs Financial Square Fund	1,082,383
1,082,383	Morgan Stanley Institutional Liquidity Fund	1,082,383

	TOTAL INVESTMENT OF CASH COLLATERAL FOR SECURITIES ON LOAN (Cost $8,275,133)	8,275,133

TOTAL INVESTMENTS (101.4%) (Cost $126,769,455)		131,812,551

PAYABLE UPON RETURN OF SECURITIES ON LOAN (-6.4%)		(8,275,133)

OTHER ASSETS, LESS LIABILITIES (5.0%)		6,436,479

NET ASSETS (100.0%)		$129,973,897

NUMBER OF SHARES		VALUE

COMMON STOCKS SOLD SHORT (-25.1%)#
	Consumer Discretionary (-9.5%)
(34,200)	Big Lots, Inc.	(1,561,230)
(115,508)	Cablevision Systems Corp.	(2,150,759)
(37,877)	Cheesecake Factory, Inc.	(1,740,069)
(12,602)	Omnicom Group, Inc.	(905,580)
(12,064)	Outerwall, Inc.	(763,289)
(33,437)	Tractor Supply Company	(2,448,257)
(41,849)	Urban Outfitters, Inc.	(1,270,536)

NUMBER OF SHARES			VALUE
(26,920)		Vince Holding Corp.	$(943,546)
(21,847)		Wayfair, Inc.	(548,360)

			(12,331,626)

		Consumer Staples (-0.5%)
(133,191)		Rite Aid Corp.	(699,253)

		Financials (-3.4%)
(78,170)		Cohen & Steers, Inc.	(3,350,366)
(23,776)		NASDAQ OMX Group, Inc.	(1,028,550)

			(4,378,916)

		Health Care (-7.3%)
(3,928)		Biogen Idec, Inc.	(1,261,202)
(7,525)		Exact Sciences Corp.	(181,127)
(33,311)		Express Scripts Holding Company	(2,558,951)
(27,713)	DKK	William Demant Holding, A/S	(2,100,411)
(30,517)		Zimmer Holdings, Inc.	(3,394,711)

			(9,496,402)

		Industrials (-3.0%)
(45,618)		Deluxe Corp.	(2,773,574)
(26,006)		Nielsen, NV	(1,104,995)

			(3,878,569)

		Information Technology (-1.4%)
(43,682)		Electronic Arts, Inc.	(1,789,651)

		TOTAL COMMON STOCKS SOLD SHORT (Proceeds $31,026,937)	(32,574,417)

PRINCIPAL AMOUNT			VALUE

EXCHANGE-TRADED FUND SOLD SHORT (-0.3%)#
		Other (-0.3%)
(7,561)		SPDR S&P Oil & Gas Exploration & Production ETF (Proceeds $535,217)	(460,238)

NUMBER OF CONTRACTS			VALUE

WRITTEN OPTIONS (-0.1%)#
		Consumer Discretionary (0.0%)
208		Michael Kors Holdings, Ltd. Call, 11/07/14, Strike $85.00	(17,680)

		Health Care (0.0%)
123		Spectranetics Corp. Call, 11/22/14, Strike $30.00	(26,752)

		Other (-0.1%)
358		Energy Select Sector SPDR Fund Put, 11/22/14, Strike $80.00	(10,024)

See accompanying Notes to Schedule of Investments	www.calamos.com	129

Long/Short Fund    Schedule of Investments October 31, 2014

NUMBER OF CONTRACTS		VALUE
441	SPDR S&P Oil & Gas Exploration Put, 11/22/14, Strike $53.00	$(18,743)

		(28,767)

	TOTAL WRITTEN OPTIONS (Premium $93,846)	(73,199)

NOTES TO SCHEDULE OF INVESTMENTS

~	Security, or portion of security, is segregated as collateral (or potential collateral for future transactions) for written options and securities sold short. The aggregate value of such securities is $16,380,044.

^	Security, or portion of security, is on loan.

#	Non-income producing security.

**	In default status and considered illiquid and non-income producing.

FOREIGN CURRENCY ABBREVIATION

DKK	Danish Krone

Note: Value for securities denominated in foreign currencies is shown in U.S. dollars. The date on options represents the expiration date of the option contract. The option contract may be exercised at any date on or before the date shown.

130	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities     October 31, 2014

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND	DIVIDEND GROWTH FUND
ASSETS
Investments in securities, at cost	$2,696,802,882	$103,509,704	$53,095,818	$47,793,497	$39,855,434
Investment in securities, at value	$3,719,958,853	$112,604,076	$67,653,521	$49,808,402	$42,120,214
Restricted cash for short positions (interest bearing)	—	—	—	—	—
Due from investment advisor	—	29,353	18,764	2,388	—
Restricted foreign currency for short positions (cost $-)	—	—	—	—	—
Foreign currency (cost $-)	—	—	—	—	—
Unrealized appreciation on forward foreign currency contracts	368,380	—	5,801	—	—
Receivables:
Accrued interest and dividends	982,577	150,499	24,939	23,741	123,570
Investments sold	56,240,801	1,123,648	1,923,790	1,574,028	—
Fund shares sold	1,726,596	67,723	69,318	8,740	18,014
Prepaid expenses	91,210	18,283	12,642	26,112	24,235
Other assets	871,906	93,293	85,330	23,502	2,794
Total assets	3,780,240,323	114,086,875	69,794,105	51,466,913	42,288,827
LIABILITIES
Due to custodian bank	—	—	—	—	—
Collateral for securities loaned	265,419,766	11,471,381	3,313,215	2,328,465	5,228,254
Securities sold short, at value (proceeds $-)	—	—	—	—	—
Options written, at value (premium $640,838, $76,856, $26,499)	599,250	117,450	—	—	40,500
Unrealized depreciation on forward foreign currency contracts	284,029	—	13,979	—	—
Payables:
Investments purchased	17,300,469	1,005,360	1,598,311	1,450,328	—
Fund shares redeemed	7,202,395	254,846	74,380	29,884	35,182
Dividends payable	—	—	—	—	—
Affiliates:
Investment advisory fees	2,421,263	84,436	53,686	37,996	52,479
Distribution fees	76,981	1,358	1,055	692	411
Deferred compensation to trustees	871,906	93,293	85,330	23,502	2,794
Financial accounting fees	32,917	969	616	437	352
Trustees’ fees and officer compensation	26,711	2,476	2,241	2,136	2,057
Other accounts payable and accrued liabilities	1,528,208	33,877	24,221	18,864	14,971
Total liabilities	295,763,895	13,065,446	5,167,034	3,892,304	5,377,000
NET ASSETS	$3,484,476,428	$101,021,429	$64,627,071	$47,574,609	$36,911,827
COMPOSITION OF NET ASSETS
Paid in capital	$1,759,316,119	$85,117,554	$43,773,931	$41,551,433	$33,580,983
Undistributed net investment income (loss)	2,931,804	767,901	53,531	(72,068)	676,468
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	698,948,160	6,082,196	6,250,094	4,080,339	403,597
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	1,023,280,345	9,053,778	14,549,515	2,014,905	2,250,779
NET ASSETS	$3,484,476,428	$101,021,429	$64,627,071	$47,574,609	$36,911,827
CLASS A SHARES†
Net assets applicable to shares outstanding	$1,718,674,318	$58,418,796	$19,708,815	$31,008,680	$28,364,808
Shares outstanding	34,266,713	3,877,619	1,060,319	2,164,124	2,630,278
Net asset value and redemption price per share	$50.16	$15.07	$18.59	$14.33	$10.78
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$52.66	$15.82	$19.52	$15.04	$11.32
CLASS B SHARES†**
Net assets applicable to shares outstanding	$36,835,287	$347,680	$449,311	$1,682,496	$—
Shares outstanding	769,948	24,933	25,800	121,621	—
Net asset value and redemption price per share	$47.84	$13.94	$17.42	$13.83	$—
CLASS C SHARES†**
Net assets applicable to shares outstanding	$959,445,016	$9,964,373	$14,092,263	$2,541,941	$417,695
Shares outstanding	23,030,404	722,569	808,808	183,842	38,900
Net asset value and redemption price per share	$41.66	$13.79	$17.42	$13.83	$10.74
CLASS I SHARES†
Net assets applicable to shares outstanding	$759,432,472	$32,146,658	$30,172,622	$10,519,118	$8,019,678
Shares outstanding	13,187,993	2,082,621	1,607,817	725,430	742,974
Net asset value and redemption price per share	$57.59	$15.44	$18.77	$14.50	$10.79
CLASS R SHARES†
Net assets applicable to shares outstanding	$10,089,335	$143,922	$204,060	$1,822,374	$109,646
Shares outstanding	206,846	9,651	11,124	128,556	10,176
Net asset value and redemption price per share	$48.78	$14.91	$18.34	$14.18	$10.77

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

See accompanying Notes to Financial Statements	www.calamos.com	131

Statements of Assets and Liabilities     October 31, 2014

	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND
ASSETS
Investments in securities, at cost	$47,780,949	$748,202,860		$663,816,666		$16,313,893	$211,489,631
Investment in securities, at value	$50,365,600	$789,415,055		$686,623,630		$16,321,828	$240,264,835
Restricted cash for short positions (interest bearing)	—	—		—		—	—
Due from investment advisor	—	—		—		13,076	—
Restricted foreign currency for short positions (cost $-)	—	—		—		—	—
Foreign currency (cost $23,750, $60,760, $1,851, $2,991)	—	23,688		60,728		1,851	2,983
Unrealized appreciation on forward foreign currency contracts	7,110	31,330		1,129,774		—	—
Receivables:
Accrued interest and dividends	13,733	1,275,806		586,860		5,306	262,126
Investments sold	413,122	4,289,874		4,415,833		46,842	1,365,318
Fund shares sold	9,029	1,222,517		1,071,836		—	100,647
Prepaid expenses	26,186	31,290		55,718		4,537	20,301
Other assets	2,796	94,302		47,408		1,254	57,514
Total assets	50,837,576	796,383,862		693,991,787		16,394,694	242,073,724
LIABILITIES
Due to custodian bank	—	—		—		—	—
Collateral for securities loaned	3,177,410	16,844,524		16,024,378		441,444	8,147,015
Securities sold short, at value (proceeds $-)	—	—		—		—	—
Options written, at value (premium $-)	—	—		—		—	—
Unrealized depreciation on forward foreign currency contracts	80	—		106,264		—	—
Payables:
Investments purchased	—	34,759,706		20,737,194		467,891	2,728,151
Fund shares redeemed	40,021	1,770,452		3,384,054		—	3,060,200
Dividends payable	—	—		—		—	—
Affiliates:
Investment advisory fees	38,253	527,685		591,772		13,971	151,064
Distribution fees	531	7,156		4,776		91	3,058
Deferred compensation to trustees	2,796	94,302		47,408		1,254	57,514
Financial accounting fees	440	7,148		6,238		145	2,170
Trustees’ fees and officer compensation	2,020	7,014		4,857		360	3,842
Other accounts payable and accrued liabilities	37,592	772,595		1,521,524		22,309	125,842
Total liabilities	3,299,143	54,790,582		42,428,465		947,465	14,278,856
NET ASSETS	$47,538,433	$741,593,280		$651,563,322		$15,447,229	$227,794,868
COMPOSITION OF NET ASSETS
Paid in capital	$45,257,305	$622,918,386		$614,489,335		$15,647,592	$155,906,998
Undistributed net investment income (loss)	31,143	(129,196)		675,500		84,898	219,926
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	(341,696)	78,105,377		13,795,505		(293,483)	42,898,978
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	2,591,681	40,698,713	*	22,602,982	*	8,222	28,768,966
NET ASSETS	$47,538,433	$741,593,280		$651,563,322		$15,447,229	$227,794,868
CLASS A SHARES†
Net assets applicable to shares outstanding	$37,111,667	$254,400,320		$168,331,604		$5,359,734	$87,988,885
Shares outstanding	3,266,354	13,201,576		12,260,605		544,660	5,615,479
Net asset value and redemption price per share	$11.36	$19.27		$13.73		$9.84	$15.67
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$11.93	$20.23		$14.41		$10.33	$16.45
CLASS B SHARES†**
Net assets applicable to shares outstanding	$—	$2,302,117		$712,675		$—	$1,170,693
Shares outstanding	—	126,494		53,743		—	77,881
Net asset value and redemption price per share	$—	$18.20		$13.26		$—	$15.03
CLASS C SHARES†**
Net assets applicable to shares outstanding	$583,490	$59,755,862		$44,611,341		$288,117	$28,810,757
Shares outstanding	51,816	3,287,201		3,365,243		29,453	1,920,550
Net asset value and redemption price per share	$11.26	$18.18		$13.26		$9.78	$15.00
CLASS I SHARES†
Net assets applicable to shares outstanding	$9,729,957	$410,484,811		$436,546,279		$9,701,174	$101,510,884
Shares outstanding	853,621	21,047,430		31,562,389		983,945	6,418,870
Net asset value and redemption price per share	$11.40	$19.50		$13.83		$9.86	$15.81
CLASS R SHARES†
Net assets applicable to shares outstanding	$113,319	$14,650,170		$1,361,423		$98,204	$8,313,649
Shares outstanding	10,002	771,072		99,990		10,000	539,147
Net asset value and redemption price per share	$11.33	$19.00		$13.62		$9.82	$15.42

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

*	Net of deferred foreign capital gains tax of $462,103 and $1,217,502, respectively.

132	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Assets and Liabilities     October 31, 2014

	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	TOTAL RETURN BOND FUND		HIGH INCOME FUND
ASSETS
Investments in securities, at cost	$2,663,957,772	$474,082,281	$1,359,767,753	$100,407,987		$194,592,633
Investment in securities, at value	$3,183,596,770	$498,233,242	$1,507,801,869	$103,307,557		$197,085,387
Restricted cash for short positions (interest bearing)	—	—	—	—		—
Due from investment advisor	22,599	—	—	8,806		—
Restricted foreign currency for short positions (cost $-)	—	—	—	—		—
Foreign currency (cost $-)	—	—	—	—		—
Unrealized appreciation on forward foreign currency contracts	154,600	—	108,159	—		—
Receivables:
Accrued interest and dividends	7,344,686	1,882,142	5,798,589	964,692		2,831,817
Investments sold	15,801,219	—	—	—		—
Fund shares sold	1,480,500	168,697	4,757,392	105,137		4,495,922
Prepaid expenses	69,699	34,598	61,997	25,647		26,629
Other assets	435,756	162,853	222,715	60,033		106,010
Total assets	3,208,905,829	500,481,532	1,518,750,721	104,471,872		204,545,765
LIABILITIES
Due to custodian bank	—	—	—	—		—
Collateral for securities loaned	93,685,062	4,395,479	133,202,354	2,209,473		14,478,900
Securities sold short, at value (proceeds $-)	—	—	—	—		—
Options written, at value (premium $558,341)	—	—	213,750	—		—
Unrealized depreciation on forward foreign currency contracts	64,259	—	24,059	—		—
Payables:
Investments purchased	53,263,266	7,674,339	6,126,464	1,300,000		540,000
Fund shares redeemed	6,264,863	1,373,596	2,782,540	227,397		427,444
Dividends payable	—	—	—	18,195		57,622
Affiliates:
Investment advisory fees	1,695,427	406,371	801,818	46,840		121,142
Distribution fees	74,112	10,491	24,525	2,006		3,533
Deferred compensation to trustees	435,756	162,853	222,715	60,033		106,010
Financial accounting fees	28,818	4,665	13,036	978		1,854
Trustees’ fees and officer compensation	21,220	5,406	8,833	2,756		3,316
Other accounts payable and accrued liabilities	1,068,825	183,319	373,862	39,660		68,510
Total liabilities	156,601,608	14,216,519	143,793,956	3,907,338		15,808,331
NET ASSETS	$3,052,304,221	$486,265,013	$1,374,956,765	$100,564,534		$188,737,434
COMPOSITION OF NET ASSETS
Paid in capital	$2,209,995,001	$382,079,678	$1,151,850,688	$97,057,407		$182,794,283
Undistributed net investment income (loss)	(10,810,394)	433,602	(5,888,626)	(105,741)		143,756
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	333,390,275	79,586,996	80,534,730	713,298		3,306,641
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	519,729,339	24,164,737	148,459,973	2,899,570		2,492,754
NET ASSETS	$3,052,304,221	$486,265,013	$1,374,956,765	$100,564,534		$188,737,434
CLASS A SHARES†
Net assets applicable to shares outstanding	$1,316,498,337	$146,430,592	$488,842,032	$67,286,532		$132,755,897
Shares outstanding	37,382,638	14,321,676	26,301,436	6,288,579		13,756,582
Net asset value and redemption price per share	$35.22	$10.22	$18.59	$10.70		$9.65
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$36.98	$10.73	$19.52	$11.12	#	$10.13
CLASS B SHARES†**
Net assets applicable to shares outstanding	$19,971,783	$4,937,481	$9,878,884	$1,879,230		$2,098,443
Shares outstanding	486,650	476,160	424,184	175,691		206,560
Net asset value and redemption price per share	$41.04	$10.37	$23.29	$10.70		$10.16
CLASS C SHARES†**
Net assets applicable to shares outstanding	$1,009,028,730	$151,091,128	$319,653,676	$17,818,411		$29,332,521
Shares outstanding	28,553,955	15,905,081	17,341,229	1,665,880		2,915,728
Net asset value and redemption price per share	$35.34	$9.50	$18.43	$10.70		$10.06
CLASS I SHARES†
Net assets applicable to shares outstanding	$688,258,322	$182,064,421	$553,594,158	$13,346,622		$24,341,734
Shares outstanding	20,076,755	17,449,308	32,530,106	1,247,724		2,522,443
Net asset value and redemption price per share	$34.28	$10.43	$17.02	$10.70		$9.65
CLASS R SHARES†
Net assets applicable to shares outstanding	$18,547,049	$1,741,391	$2,988,015	$233,739		$208,839
Shares outstanding	530,058	171,968	161,319	21,849		21,668
Net asset value and redemption price per share	$34.99	$10.13	$18.52	$10.70		$9.64

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

#	For Total Return Bond Fund, maximum offering price per share is Net asset value plus 3.75% of offering price.

See accompanying Notes to Financial Statements	www.calamos.com	133

Statements of Assets and Liabilities     October 31, 2014

	MARKET NEUTRAL INCOME FUND	LONG/SHORT FUND
ASSETS
Investments in securities, at cost	$4,277,650,001	$126,769,455
Investment in securities, at value	$4,406,526,005	$131,812,551
Restricted cash for short positions (interest bearing)	825,599,116	31,688,965
Due from investment advisor	—	—
Restricted foreign currency for short positions (cost $5,796,195 and $2,669,856)	5,273,596	2,462,181
Foreign currency (cost $1,144)	—	1,056
Unrealized appreciation on forward foreign currency contracts	—	—
Receivables:
Accrued interest and dividends	13,955,709	38,458
Investments sold	109,429,672	7,911,525
Fund shares sold	12,506,443	2,187,853
Prepaid expenses	120,605	26,076
Other assets	223,151	3,608
Total assets	5,373,634,297	176,132,273
LIABILITIES
Due to custodian bank	17,000,000	—
Collateral for securities loaned	175,791,363	8,275,133
Securities sold short, at value (proceeds $753,711,726, $31,562,154)	834,507,552	33,034,655
Options written, at value (premium $15,221,159, $93,846)	51,712,345	73,199
Unrealized depreciation on forward foreign currency contracts	—	—
Payables:
Investments purchased	97,188,306	4,502,644
Fund shares redeemed	7,452,307	103,702
Dividends payable	—	—
Affiliates:
Investment advisory fees	2,353,439	130,550
Distribution fees	38,036	892
Deferred compensation to trustees	223,151	3,608
Financial accounting fees	40,440	1,199
Trustees’ fees and officer compensation	21,871	2,189
Other accounts payable and accrued liabilities	1,509,103	30,605
Total liabilities	1,187,837,913	46,158,376
NET ASSETS	$4,185,796,384	$129,973,897
COMPOSITION OF NET ASSETS
Paid in capital	$4,079,826,476	$125,583,054
Undistributed net investment income (loss)	1,649,906	93,080
Accumulated net realized gain (loss) on investments, foreign currency transactions, written options and short positions	93,253,606	914,284
Unrealized appreciation (depreciation) of investments, foreign currency translations, written options and short positions	11,066,396	3,383,479
NET ASSETS	$4,185,796,384	$129,973,897
CLASS A SHARES†
Net assets applicable to shares outstanding	$1,351,641,216	$39,722,166
Shares outstanding	102,976,874	3,663,882
Net asset value and redemption price per share	$13.13	$10.84
Maximum offering price per share (Net asset value, plus 4.75% of offering price)	$13.78	$11.38
CLASS B SHARES
Net assets applicable to shares outstanding	$4,436,473	$—
Shares outstanding	319,976	—
Net asset value and redemption price per share	$13.87	$—
CLASS C SHARES†**
Net assets applicable to shares outstanding	$349,791,436	$6,489,196
Shares outstanding	26,256,226	604,187
Net asset value and redemption price per share	$13.32	$10.74
CLASS I SHARES†
Net assets applicable to shares outstanding	$2,470,828,545	$83,653,580
Shares outstanding	190,160,768	7,692,613
Net asset value and redemption price per share	$12.99	$10.87
CLASS R SHARES†
Net assets applicable to shares outstanding	$9,098,714	$108,955
Shares outstanding	695,783	10,076
Net asset value and redemption price per share	$13.08	$10.81

†	No par value; unlimited number of shares authorized.

**	Redemption price may be reduced by contingent deferred sales charge.

134	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Year Ended October 31, 2014

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND	DIVIDEND GROWTH FUND
INVESTMENT INCOME
Interest	$1,787,757	$6,295	$6,049	$483	$70
Dividends	31,256,128	2,529,004	646,262	201,283	1,840,384
Securities lending income	105,495	16,212	564	10,291	5,819
Dividend taxes withheld	(324,104)	—	(10,501)	—	—
Total investment income	32,825,276	2,551,511	642,374	212,057	1,846,273

EXPENSES
Investment advisory fees	31,535,086	1,088,652	689,749	480,557	366,440
Distribution fees
Class A	5,045,180	174,762	67,850	78,805	70,373
Class B	571,056	6,666	5,820	16,529	—
Class C	10,212,424	101,435	137,454	26,432	3,183
Class R	52,324	683	1,041	9,003	536
Transfer agent fees	5,725,138	81,605	50,640	26,950	13,731
Printing and mailing fees	683,393	17,670	13,071	10,752	5,385
Financial accounting fees	450,484	12,498	8,198	5,518	4,207
Accounting fees	213,013	23,596	20,834	22,717	22,250
Registration fees	181,574	73,616	65,015	62,698	10,751
Trustees’ fees and officer compensation	153,657	16,309	14,628	13,770	12,569
Custodian fees	145,818	16,519	11,857	9,926	12,432
Audit fees	120,225	11,024	9,932	9,261	11,852
Legal fees	105,805	6,448	8,687	8,112	5,831
Dividend or interest expense on short positions	—	—	—	—	—
Offering costs and organizational fees	—	—	—	—	71,890
Other	210,453	8,350	14,381	6,249	4,760
Total expenses	55,405,630	1,639,833	1,119,157	787,279	616,190
Less expense reductions	—	(374,645)	(263,596)	(55,658)	(138,843)
Net expenses	55,405,630	1,265,188	855,561	731,621	477,347
NET INVESTMENT INCOME (LOSS)	(22,580,354)	1,286,323	(213,187)	(519,564)	1,368,926

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments	734,125,652	8,843,032	10,088,211	6,704,516	640,205
Purchased options	(143,819)	(1,594,924)	14,239	—	(424,910)
Foreign currency transactions	3,077,973	(312)	83,999	—	—
Written options	709,281	733,893	18,309	—	157,384
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	(210,874,171)	(1,298,237)	(2,515,419)	(740,542)	476,097
Purchased options	—	—	—	—	—
Foreign currency translations	(1,733)	7	(14,586)	—	—
Written options	41,588	(60,968)	—	—	(14,001)
Short positions	—	—	—	—	—
NET GAIN (LOSS)	526,934,771	6,622,491	7,674,753	5,963,974	834,775
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$504,354,417	$7,908,814	$7,461,566	$5,444,410	$2,203,701

See accompanying Notes to Financial Statements	www.calamos.com	135

Statements of Operations    Year Ended October 31, 2014

	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND(a)	GLOBAL EQUITY FUND
INVESTMENT INCOME
Interest	$62	$1,659		$3,308,363		$—	$13,136
Dividends	254,029	16,936,727		9,725,392		240,518	3,767,658
Securities lending income	27,886	61,388		73,501		1,923	9,551
Dividend taxes withheld	(4,974)	(1,386,981)		(782,982)		(21,107)	(218,129)
Total investment income	277,003	15,612,793		12,324,274		221,334	3,572,216

EXPENSES
Investment advisory fees	411,145	7,871,217		6,613,326		121,844	2,413,860
Distribution fees
Class A	78,789	841,144		475,113		11,025	289,504
Class B	—	39,322		14,834		—	22,827
Class C	4,585	652,760		411,769		1,904	318,372
Class R	552	87,805		9,146		417	47,257
Transfer agent fees	13,991	1,144,985		840,737		7,944	348,628
Printing and mailing fees	7,276	97,365		125,005		3,442	66,034
Financial accounting fees	4,721	99,269		69,574		1,271	31,453
Accounting fees	21,446	62,538		50,637		14,486	34,324
Registration fees	13,838	110,140		125,113		3,602	74,522
Trustees’ fees and officer compensation	12,525	44,527		34,668		9,314	22,722
Custodian fees	17,560	265,874		315,716		33,075	59,052
Audit fees	11,575	32,750		27,850		9,642	15,448
Legal fees	5,773	28,926		20,361		6,383	15,078
Dividend or interest expense on short positions	—	—		—		—	—
Offering costs and organizational fees	66,771	—		—		127,106	—
Other	4,442	70,547		51,364		5,872	59,477
Total expenses	674,989	11,449,169		9,185,213		357,327	3,818,558
Less expense reductions	(179,836)	—		—		(177,677)	—
Net expenses	495,153	11,449,169		9,185,213		179,650	3,818,558
NET INVESTMENT INCOME (LOSS)	(218,150)	4,163,624		3,139,061		41,684	(246,342)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	(276,685)	95,709,459	(b)	12,404,480	(b)	(302,888)	59,542,310
Purchased options	(7,712)	—		195,820		4,632	5,063
Foreign currency transactions	36,903	(515,161)		(40,250)		(10,931)	(15,609)
Written options	(56,736)	—		201,644		4,773	62,925
Short positions	—	—		—		—	—
Change in net unrealized appreciation/(depreciation) on:
Investments	2,344,370	(90,433,906	)(c)	(24,952,513	)(c)	7,935	(38,664,099)
Purchased options	—	—		—		—	—
Foreign currency translations	7,030	(22,819)		1,034,326		287	(10,843)
Written options	—	—		—		—	—
Short positions	—	—		—		—	—
NET GAIN (LOSS)	2,047,170	4,737,573		(11,156,493)		(296,192)	20,919,747
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$1,829,020	$8,901,197		$(8,017,432)		$(254,508)	$20,673,405

(a)	Emerging Market Equity commenced operations on December 31, 2013.

(b)	Net of foreign capital gains tax of $966,614 and $554,869, respectively.

(c)	Net of change of $(537,227) and $688,246, respectively in deferred capital gains tax.

136	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Operations    Year Ended October 31, 2014

	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	TOTAL RETURN BOND FUND	HIGH INCOME FUND
INVESTMENT INCOME
Interest	$49,500,808	$6,973,811	$33,221,807	$4,220,045	$14,169,627
Dividends	42,242,056	7,209,754	10,552,151	1,397	347,757
Securities lending income	113,638	21,962	111,473	395	26,389
Dividend taxes withheld	(194)	(336,055)	(14,689)	—	—
Total investment income	91,856,308	13,869,472	43,870,742	4,221,837	14,543,773

EXPENSES
Investment advisory fees	21,622,660	5,601,961	9,403,940	688,198	1,808,835
Distribution fees
Class A	3,684,704	446,877	1,318,460	193,899	451,071
Class B	197,705	74,708	105,255	35,039	26,685
Class C	10,444,447	1,687,619	3,236,526	207,926	322,310
Class R	100,131	8,192	14,917	2,672	972
Transfer agent fees	3,579,358	602,226	1,195,844	106,911	179,357
Printing and mailing fees	508,671	81,956	171,782	22,088	34,773
Financial accounting fees	368,649	64,687	152,845	14,364	27,688
Accounting fees	182,027	51,540	90,319	27,893	36,279
Registration fees	128,338	79,144	96,683	69,111	76,980
Trustees’ fees and officer compensation	129,609	29,580	59,837	16,630	21,059
Custodian fees	77,995	76,464	47,608	8,732	13,417
Audit fees	104,279	24,083	50,895	11,257	14,495
Legal fees	94,371	19,257	42,788	15,264	17,502
Dividend or interest expense on short positions	—	—	—	—	—
Offering costs and organizational fees	—	—	—	—	—
Other	160,829	62,144	67,591	20,638	23,970
Total expenses	41,383,773	8,910,438	16,055,290	1,440,622	3,055,393
Less expense reductions	—	—	—	(182,759)	—
Net expenses	41,383,773	8,910,438	16,055,290	1,257,863	3,055,393
NET INVESTMENT INCOME (LOSS)	50,472,535	4,959,034	27,815,452	2,963,974	11,488,380

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	321,594,283	80,349,599	78,460,817	2,266,974	8,261,670
Purchased options	8,379,859	1,846,971	(313,492)	—	—
Foreign currency transactions	561,885	(13,789)	(551,658)	—	—
Written options	206,396	—	68,439	—	—
Short positions	—	—	—	—	—
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	(58,825,726)	(55,188,454)	(12,890,895)	(761,956)	(7,253,066)
Purchased options	(14,555,006)	(3,905,247)	11,459,221	—	—
Foreign currency translations	495,461	(9,629)	542,531	—	—
Written options	(71,836)	—	320,776	—	—
Short positions	—	—	—	—	—
NET GAIN (LOSS)	257,785,316	23,079,451	77,095,739	1,505,018	1,008,604
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$308,257,851	$28,038,485	$104,911,191	$4,468,992	$12,496,984

See accompanying Notes to Financial Statements	www.calamos.com	137

Statements of Operations    Year Ended October 31, 2014

	MARKET NEUTRAL INCOME FUND	LONG/SHORT FUND
INVESTMENT INCOME
Interest	$55,223,730	$17
Dividends	35,331,599	1,389,455
Securities lending income	214,347	43,003
Dividend taxes withheld	—	—
Total investment income	90,769,676	1,432,475

EXPENSES
Investment advisory fees	25,653,590	1,133,147
Distribution fees
Class A	3,711,169	88,293
Class B	63,218	—
Class C	3,251,055	35,343
Class R	34,744	547
Transfer agent fees	4,373,013	38,732
Printing and mailing fees	589,108	14,486
Financial accounting fees	439,850	10,408
Accounting fees	288,540	20,183
Registration fees	200,350	25,344
Trustees’ fees and officer compensation	155,081	16,804
Custodian fees	122,096	25,877
Audit fees	138,490	12,193
Legal fees	87,881	11,081
Dividend or interest expense on short positions	4,353,262	584,347
Offering costs and organizational fees	—	88,408
Other	141,947	5,046
Total expenses	43,603,394	2,110,239
Less expense reductions	—	—
Net expenses	43,603,394	2,110,239
NET INVESTMENT INCOME (LOSS)	47,166,282	(677,764)

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) from:
Investments, excluding purchased options	242,346,661	4,877,130
Purchased options	(54,170,154)	(960,108)
Foreign currency transactions	8,100	3,257
Written options	(54,675,420)	(92,961)
Short positions	(77,858,007)	(1,530,944)
Change in net unrealized appreciation/(depreciation) on:
Investments, excluding purchased options	35,978,065	3,300,471
Purchased options	(4,382,266)	84,864
Foreign currency translations	(523,630)	(208,221)
Written options	(13,556,351)	4,563
Short positions	(1,082,162)	(611,895)
NET GAIN (LOSS)	72,084,836	4,866,156
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$119,251,118	$4,188,392

138	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	GROWTH FUND		OPPORTUNISTIC VALUE FUND		FOCUS GROWTH FUND
	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2013
OPERATIONS
Net investment income (loss)	$(22,580,354)	$(11,391,735)	$1,286,323	$1,105,817	$(213,187)	$(10,864)
Net realized gain (loss)	737,769,087	1,148,685,999	7,981,689	10,622,215	10,204,758	8,287,483
Change in unrealized appreciation/(depreciation)	(210,834,316)	6,918,143	(1,359,198)	8,940,332	(2,530,005)	6,824,863
Net increase (decrease) in net assets resulting from operations	504,354,417	1,144,212,407	7,908,814	20,668,364	7,461,566	15,101,482

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(694,484)	(737,934)	(29,408)	(104,512)
Class B	—	—	(1,818)	(1,950)	—	—
Class C	—	—	(65,180)	(24,343)	—	—
Class I	—	—	(250,952)	(182,009)	(92,898)	(196,514)
Class R	—	—	(929)	(1,105)	—	(711)
Net realized gains
Class A	(558,239,074)	(219,525,801)	(5,427,315)	—	—	—
Class B	(20,551,728)	(11,337,657)	(79,512)	—	—	—
Class C	(313,752,235)	(100,066,425)	(748,482)	—	—	—
Class I	(229,597,726)	(104,387,277)	(1,585,880)	—	—	—
Class R	(2,670,144)	(1,135,750)	(9,466)	—	—	—
Total distributions	(1,124,810,907)	(436,452,910)	(8,864,018)	(947,341)	(122,306)	(301,737)

CAPITAL SHARE TRANSACTIONS	(336,219,913)	(2,658,279,904)	(7,595,737)	36,143,494	(8,868,607)	(7,017,094)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(956,676,403)	(1,950,520,407)	(8,550,941)	55,864,517	(1,529,347)	7,782,651

NET ASSETS
Beginning of year	$4,441,152,831	$6,391,673,238	$109,572,370	$53,707,853	$66,156,418	$58,373,767
End of year	3,484,476,428	4,441,152,831	101,021,429	109,572,370	64,627,071	66,156,418
Undistributed net investment income (loss)	$2,931,804	$1,620,126	$767,901	$973,005	$53,531	$103,087

See accompanying Notes to Financial Statements	www.calamos.com	139

Statements of Changes in Net Assets

	DISCOVERY GROWTH FUND		DIVIDEND GROWTH FUND		MID CAP GROWTH FUND
	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2014	PERIOD ENDED OCTOBER 31, 2013[1]	YEAR ENDED OCTOBER 31, 2014	PERIOD ENDED OCTOBER 31, 2013[2]
OPERATIONS
Net investment income (loss)	$(519,564)	$(353,384)	$1,368,926	$124,704	$(218,150)	$(8,642)
Net realized gain (loss)	6,704,516	7,951,090	372,679	53,296	(304,230)	107
Change in unrealized appreciation/(depreciation)	(740,542)	1,379,989	462,096	1,788,683	2,351,400	240,281
Net increase (decrease) in net assets resulting from operations	5,444,410	8,977,695	2,203,701	1,966,683	1,829,020	231,746

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	—	—	(476,475)	—	(4,021)	—
Class B	—	—	—	—	—	—
Class C	—	—	(3,693)	—	—	—
Class I	—	—	(155,141)	—	(4,014)	—
Class R	—	—	(1,592)	—	—	—
Net realized gains
Class A	(4,234,941)	—	(64,701)	—	(1,526)	—
Class B	(232,562)	—	—	—	—	—
Class C	(375,617)	—	(729)	—	(12)	—
Class I	(1,398,357)	—	(19,232)	—	(574)	—
Class R	(251,178)	—	(258)	—	(8)	—
Return of capital
Class A	—	—	—	—	(11)	—
Class B	—	—	—	—	—	—
Class C	—	—	—	—	—	—
Class I	—	—	—	—	(11)	—
Class R	—	—	—	—	—	—
Total distributions	(6,492,655)	—	(721,821)	—	(10,177)	—

CAPITAL SHARE TRANSACTIONS	863,360	4,003,690	1,565,128	31,898,136	25,159,893	20,327,951
TOTAL INCREASE (DECREASE) IN NET ASSETS	(184,885)	12,981,385	3,047,008	33,864,819	26,978,736	20,559,697

NET ASSETS
Beginning of year	$47,759,494	$34,778,109	$33,864,819	$—	$20,559,697	$—
End of year	47,574,609	47,759,494	36,911,827	33,864,819	47,538,433	20,559,697
Undistributed net investment income (loss)	$(72,068)	$(67,912)	$676,468	$110,791	$31,143	$(8,642)

1	Dividend Growth Fund commenced operations on August 5, 2013.

2	Mid Cap Growth Fund commenced operations on August 5, 2013.

140	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND
	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2013	PERIOD ENDED OCTOBER 31, 2014[3]
OPERATIONS
Net investment income (loss)	$4,163,624	$5,627,876	$3,139,061	$1,428,712	$41,684
Net realized gain (loss)	95,194,298	38,589,486	12,761,694	10,166,527	(304,414)
Change in unrealized appreciation/(depreciation)	(90,456,725)	59,008,026	(23,918,187)	23,521,672	8,222
Net increase (decrease) in net assets resulting from operations	8,901,197	103,225,388	(8,017,432)	35,116,911	(254,508)

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(1,474,327)	(984,021)	(102,330)	—	—
Class B	—	—	—	—	—
Class C	—	—	—	—	—
Class I	(3,174,460)	(1,796,204)	(923,825)	(417,372)	—
Class R	(40,645)	(11,624)	—	—	—
Net realized gains
Class A	—	—	(1,437,516)	—	—
Class B	—	—	(14,719)	—	—
Class C	—	—	(311,938)	—	—
Class I	—	—	(2,656,170)	—	—
Class R	—	—	(15,858)	—	—
Total distributions	(4,689,432)	(2,791,849)	(5,462,356)	(417,372)	—

CAPITAL SHARE TRANSACTIONS	(183,336,549)	(141,873,028)	151,229,636	140,146,280	15,701,737
TOTAL INCREASE (DECREASE) IN NET ASSETS	(179,124,784)	(41,439,489)	137,749,848	174,845,819	15,447,229

NET ASSETS
Beginning of year	$920,718,064	$962,157,553	$513,813,474	$338,967,655	$—
End of year	741,593,280	920,718,064	651,563,322	513,813,474	15,447,229
Undistributed net investment income (loss)	$(129,196)	$4,570,949	$675,500	$721,778	$84,898

3	Emerging Market Equity commenced operations on December 31, 2013.

See accompanying Notes to Financial Statements	www.calamos.com	141

Statements of Changes in Net Assets

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2013
OPERATIONS
Net investment income (loss)	$(246,342)	$1,111,183	$50,472,535	$65,133,969	$4,959,034	$7,636,032
Net realized gain (loss)	59,594,689	17,455,524	330,742,423	343,688,838	82,182,781	128,924,784
Change in unrealized appreciation/(depreciation)	(38,674,942)	38,427,713	(72,957,107)	57,972,381	(59,103,330)	(36,236,136)
Net increase (decrease) in net assets resulting from operations	20,673,405	56,994,420	308,257,851	466,795,188	28,038,485	100,324,680

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(849,768)	(244,642)	(34,093,049)	(15,773,387)	(4,854,837)	(2,349,630)
Class B	—	—	(560,141)	(626,366)	(125,709)	(36,898)
Class C	—	—	(10,751,288)	(7,810,027)	(2,971,428)	(731,303)
Class I	(1,047,636)	(746,786)	(17,953,025)	(7,869,111)	(6,086,968)	(7,155,058)
Class R	(44,278)	(5,447)	(387,064)	(175,342)	(34,861)	(16,661)
Net realized gains
Class A	(2,386,305)	—	(138,834,231)	(49,840,119)	(29,539,610)	(6,397,312)
Class B	(51,337)	—	(3,497,795)	(1,916,346)	(1,441,922)	(332,463)
Class C	(613,953)	—	(95,532,118)	(32,041,189)	(28,499,801)	(5,146,030)
Class I	(2,063,076)	—	(58,434,064)	(23,069,234)	(33,164,954)	(17,597,797)
Class R	(168,513)	—	(1,980,893)	(595,008)	(244,791)	(60,730)
Total distributions	(7,224,866)	(996,875)	(362,023,668)	(139,716,129)	(106,964,881)	(39,823,882)

CAPITAL SHARE TRANSACTIONS	(195,729,870)	(12,507,373)	(341,313,573)	(1,140,175,704)	(76,063,619)	(966,038,194)
TOTAL INCREASE (DECREASE) IN NET ASSETS	(182,281,331)	43,490,172	(395,079,390)	(813,096,645)	(154,990,015)	(905,537,396)

NET ASSETS
Beginning of year	$410,076,199	$366,586,027	$3,447,383,611	$4,260,480,256	$641,255,028	$1,546,792,424
End of year	227,794,868	410,076,199	3,052,304,221	3,447,383,611	486,265,013	641,255,028
Undistributed net investment income (loss)	$219,926	$1,928,813	$(10,810,394)	$18,614,528	$433,602	$10,186,237

142	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Statements of Changes in Net Assets

	CONVERTIBLE FUND		TOTAL RETURN BOND FUND		HIGH INCOME FUND
	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2013
OPERATIONS
Net investment income (loss)	$27,815,452	$25,404,795	$2,963,974	$3,863,120	$11,488,380	$14,165,289
Net realized gain (loss)	77,664,106	117,232,371	2,266,974	6,330,592	8,261,670	6,638,216
Change in unrealized appreciation/(depreciation)	(568,367)	66,277,558	(761,956)	(9,616,220)	(7,253,066)	(844,763)
Net increase (decrease) in net assets resulting from operations	104,911,191	208,914,724	4,468,992	577,492	12,496,984	19,958,742

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(20,564,576)	(758,875)	(3,992,366)	(2,899,857)	(10,016,160)	(12,101,406)
Class B	(178,661)	—	(178,947)	(118,721)	(121,002)	(215,920)
Class C	(8,351,790)	—	(954,511)	(622,939)	(1,481,953)	(1,879,723)
Class I	(19,867,745)	(1,241,110)	(1,623,053)	(1,174,341)	(1,489,891)	(1,818,221)
Class R	(100,499)	(229)	(51,821)	(41,138)	(10,433)	(17,044)
Net realized gains
Class A	(34,701,406)	(50,867,529)	(339,398)	(606,992)	(3,754,356)	(2,912,565)
Class B	(629,103)	(961,028)	(19,414)	(36,406)	(59,311)	(74,184)
Class C	(22,464,315)	(31,809,506)	(97,491)	(194,002)	(619,759)	(556,178)
Class I	(26,235,143)	(38,165,098)	(165,178)	(192,508)	(470,722)	(424,052)
Class R	(184,985)	(277,179)	(6,611)	(7,554)	(3,752)	(4,732)
Total distributions	(133,278,223)	(124,080,554)	(7,428,790)	(5,894,458)	(18,027,339)	(20,004,025)

CAPITAL SHARE TRANSACTIONS	198,930,703	(414,225,562)	(64,806,114)	(62,175,412)	(70,303,582)	(33,441,609)
TOTAL INCREASE (DECREASE) IN NET ASSETS	170,563,671	(329,391,392)	(67,765,912)	(67,492,378)	(75,833,937)	(33,486,892)

NET ASSETS
Beginning of year	$1,204,393,094	$1,533,784,486	$168,330,446	$235,822,824	$264,571,371	$298,058,263
End of year	1,374,956,765	1,204,393,094	100,564,534	168,330,446	188,737,434	264,571,371
Undistributed net investment income (loss)	$(5,888,626)	$14,982,757	$(105,741)	$3,461,820	$143,756	$(337,505)

See accompanying Notes to Financial Statements	www.calamos.com	143

Statements of Changes in Net Assets

	MARKET NEUTRAL INCOME FUND		LONG/SHORT FUND
	YEAR ENDED OCTOBER 31, 2014	YEAR ENDED OCTOBER 31, 2013	YEAR ENDED OCTOBER 31, 2014	PERIOD ENDED OCTOBER 31, 2013[4]
OPERATIONS
Net investment income (loss)	$47,166,282	$37,350,405	$(677,764)	$(170,339)
Net realized gain (loss)	55,651,180	139,223,485	2,296,374	248,633
Change in unrealized appreciation/(depreciation)	16,433,656	(47,417,033)	2,569,782	813,697
Net increase (decrease) in net assets resulting from operations	119,251,118	129,156,857	4,188,392	891,991

DISTRIBUTIONS TO SHAREHOLDERS
Net investment income
Class A	(13,925,582)	(16,925,829)	(193,717)	—
Class B	(12,236)	(55,772)	—	—
Class C	(884,774)	(1,677,981)	(7,374)	—
Class I	(23,624,478)	(20,732,417)	(248,363)	—
Class R	(45,966)	(59,186)	(590)	—
Net realized gains
Class A	(27,945,831)	—	(49,216)	—
Class B	(154,437)	—	—	—
Class C	(5,789,060)	—	(2,181)	—
Class I	(32,685,336)	—	(104,959)	—
Class R	(106,077)	—	(294)	—
Total distributions	(105,173,777)	(39,451,185)	(606,694)	—

CAPITAL SHARE TRANSACTIONS	939,297,704	661,047,935	80,215,423	45,284,785
TOTAL INCREASE (DECREASE) IN NET ASSETS	953,375,045	750,753,607	83,797,121	46,176,776

NET ASSETS
Beginning of year	$3,232,421,339	$2,481,667,732	$46,176,776	$—
End of year	4,185,796,384	3,232,421,339	129,973,897	46,176,776
Undistributed net investment income (loss)	$1,649,906	$1,828,266	$93,080	$(16,835)

4	Long/Short Fund commenced operations on June 3, 2013.

144	CALAMOS FAMILY OF FUNDS ANNUAL REPORT	See accompanying Notes to Financial Statements

Notes to Financial Statements

Note 1 – Organization and Significant Accounting Policies

Organization.  CALAMOS INVESTMENT TRUST, a Massachusetts business trust organized December 21, 1987 (the “Trust”), consists of seventeen series, Growth Fund, Opportunistic Value Fund (formerly Value Fund), Focus Growth Fund, Discovery Growth Fund, Dividend Growth Fund, Mid Cap Growth Fund, International Growth Fund, Evolving World Growth Fund, Emerging Market Equity Fund (commenced operations on December 31, 2013), Global Equity Fund, Growth and Income Fund, Global Growth and Income Fund, Convertible Fund, Total Return Bond Fund, High Income Fund, Market Neutral Income Fund and Long/Short Fund (each a “Fund” and collectively the “Funds”). The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”) as an open-end management investment company. The Trust currently offers Class A, Class C, Class I and Class R shares of each of the Funds. Class B shares continue to be outstanding, but are no longer an offered class of shares.

Fund Valuation.  The valuation of the Funds’ investments is in accordance with policies and procedures adopted by and under the ultimate supervision of the board of trustees.

Fund securities that are traded on U.S. securities exchanges, except option securities, are valued at the official closing price, which is the last current reported sales price on its principal exchange at the time each Fund determines its net asset value (“NAV”). Securities traded in the over-the-counter market and quoted on The NASDAQ Stock Market are valued at the NASDAQ Official Closing Price, as determined by NASDAQ, or lacking a NASDAQ Official Closing Price, the last current reported sale price on NASDAQ at the time a Fund determines its NAV. When a last sale or closing price is not available, equity securities, other than option securities, that are traded on a U.S. securities exchange and other equity securities traded in the over-the-counter market are valued at the mean between the most recent bid and asked quotations on its principal exchange in accordance with guidelines adopted by the board of trustees. Each option security traded on a U.S. securities exchange is valued at the mid-point of the consolidated bid/ask quote for the option security, also in accordance with guidelines adopted by the board of trustees. Each over-the-counter option that is not traded through the Options Clearing Corporation is valued based on a quotation provided by the counterparty to such option under the ultimate supervision of the board of trustees.

Fixed income securities, certain convertible preferred securities, and non-exchange traded derivatives are normally valued by independent pricing services or by dealers or brokers who make markets in such securities. Valuations of such fixed income securities, certain convertible preferred securities and non-exchange traded derivatives consider yield or price of equivalent securities of comparable quality, coupon rate, maturity, type of issue, trading characteristics and other market data and do not rely exclusively upon exchange or over-the-counter prices.

Trading on European and Far Eastern exchanges and over-the-counter markets is typically completed at various times before the close of business on each day on which the New York Stock Exchange (“NYSE”) is open. Each security trading on these exchanges or over-the-counter markets may be valued utilizing a systematic fair valuation model provided by an independent pricing service approved by the board of trustees. The valuation of each security that meets certain criteria in relation to the valuation model is systematically adjusted to reflect the impact of movement in the U.S. market after the foreign markets close. Securities that do not meet the criteria, or that are principally traded in other foreign markets, are valued as of the last reported sale price at the time the respective Fund determines its NAV, or when reliable market prices or quotations are not readily available, at the mean between the most recent bid and asked quotations as of the close of the appropriate exchange or other designated time. Trading of foreign securities may not take place on every NYSE business day. In addition, trading may take place in various foreign markets on Saturdays or on other days when the NYSE is not open and on which the respective Fund’s NAV is not calculated.

If the pricing committee determines that the valuation of a security in accordance with the methods described above is not reflective of a fair value for such security, the security is valued at a fair value by the pricing committee, under the ultimate supervision of the board of trustees, following the guidelines and/or procedures adopted by the board of trustees.

Each Fund also may use fair value pricing, pursuant to guidelines adopted by the board of trustees and under the ultimate supervision of the board of trustees, if trading in the security is halted or if the value of a security it holds is materially affected by events occurring before the Fund’s pricing time but after the close of the primary market or exchange on which the security is listed. Those procedures may utilize valuations furnished by pricing services approved by the board of trustees, which may be based on market transactions for comparable securities and various relationships between securities that are generally recognized by institutional traders, a computerized matrix system, or appraisals derived from information concerning the securities or similar securities received from recognized dealers in those securities.

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Notes to Financial Statements

When fair value pricing of securities is employed, the prices of securities used by the Fund to calculate its NAV may differ from market quotations or official closing prices. In light of the judgment involved in fair valuations, there can be no assurance that a fair value assigned to a particular security is accurate.

Investment Transactions.  Investment transactions are recorded on a trade date basis as of October 31, 2014. Net realized gains and losses from investment transactions are reported on an identified cost basis. Interest income is recognized using the accrual method and includes accretion of original issue and market discount and amortization of premium. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the information becomes available after the ex-dividend date.

Foreign Currency Translation.  Values of investments and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using a rate quoted by a major bank or dealer in the particular currency market, as reported by a recognized quotation dissemination service.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign currency gains or losses arise from disposition of foreign currency, the difference in the foreign exchange rates between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest and foreign withholding taxes recorded on the ex-date or accrual date and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes (due to the changes in the exchange rate) in the value of foreign currency and other assets and liabilities denominated in foreign currencies held at period end.

Allocation of Expenses Among Funds and Classes.  Expenses directly attributable to a Fund are charged to that Fund; certain other common expenses of the Trust, Calamos Advisors Trust, Calamos ETF Trust, Calamos Convertible Opportunities and Income Fund, Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund are allocated proportionately among each Fund to which the expenses relate in relation to the net assets of each Fund or on another reasonable basis. Expenses directly attributable to a particular class of a Fund in the Trust are charged directly to such class. In calculating the net asset value per share of each class, investment income, realized and unrealized gains and losses and expenses other than class specific expenses are allocated daily to each class of shares based upon the proportion of net assets of each class at the beginning of each day plus current day Fund share activity.

Use of Estimates.  The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results may differ from those estimates.

Income Taxes.  No provision has been made for U.S. income taxes because the Trust’s policy is to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended, and distribute to shareholders substantially all of the Funds’ taxable income and net realized gains.

Dividends and distributions paid to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized capital gains is determined in accordance with federal income tax regulations, which may differ from U.S. generally accepted accounting principles. To the extent these “book/tax” differences are permanent in nature, such amounts are reclassified within the capital accounts based on their federal tax-basis treatment. These differences are primarily due to differing treatments for foreign currency transactions, contingent payment debt instruments and methods of amortizing and accreting for fixed income securities. The financial statements are not adjusted for temporary differences.

The Funds recognized no liability for uncertain tax positions. A reconciliation is not provided as the beginning and ending amounts of unrecognized benefits are zero, with no interim additions, reductions or settlements. Tax years 2009 – 2013 remain subject to examination by the U.S. and the State of Illinois tax jurisdictions.

Indemnifications.  Under the Trust’s organizational documents, the Trust is obligated to indemnify its officers and trustees against certain liabilities incurred by them by reason of having been an officer or trustee of the Trust. In addition, in the normal course of

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Notes to Financial Statements

business, the Trust may enter into contracts that provide general indemnifications to other parties. Each Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. Currently, the Funds’ management expects the risk of material loss in connection to a potential claim to be remote.

Note 2 – Investment Adviser and Transactions With Affiliates Or Certain Other Parties

Pursuant to an investment advisory agreement with Calamos Advisors LLC (“Calamos Advisors”), each Fund pays a monthly investment advisory fee based on the average daily net assets of the Fund, as shown below:

AVERAGE DAILY NET ASSETS	GROWTH FUND ANNUAL RATE	EVOLVING WORLD GROWTH FUND, EMERGING MARKET EQUITY FUND ANNUAL RATE	TOTAL RETURN BOND FUND ANNUAL RATE	OPPORTUNISTIC VALUE FUND, FOCUS GROWTH FUND, DIVIDEND GROWTH FUND, MID CAP GROWTH FUND, INTERNATIONAL GROWTH FUND*, GLOBAL EQUITY FUND*, GLOBAL GROWTH AND INCOME FUND ANNUAL RATE
First $500 million	1.00%	1.10%	0.55%	1.00%

Next $500 million	0.90%	1.05%	0.53%	0.95%

Next $5 billion	0.80%	1.00%	0.51%	0.90%

Next $5 billion	0.78%	0.98%	0.49%	0.88%

Next $5 billion	0.76%	0.96%	0.48%	0.86%

Next $5 billion	0.74%	0.94%	0.47%	0.84%

Next $5 billion	0.72%	0.92%	0.46%	0.82%

Over $26 billion	0.70%	0.90%	0.45%	0.80%

*	International Growth Fund and Global Equity Fund are subject to a possible adjustment based on performance as described below.

AVERAGE DAILY NET ASSETS	GROWTH AND INCOME FUND, CONVERTIBLE FUND, HIGH INCOME FUND, MARKET NEUTRAL INCOME FUND ANNUAL RATE	LONG/SHORT FUND ANNUAL RATE	DISCOVERY GROWTH FUND ANNUAL RATE
First $500 million	0.75%	1.25%	1.00%

Next $500 million	0.70%	1.20%	0.90%

Over $1 billion	0.65%	1.15%	0.80%

Each of the International Growth and Global Equity Funds pays a fee based on average daily net assets of the Fund that is accrued daily and paid on a monthly basis, subject to possible adjustment based on the Fund’s investment performance (since March 2006 for International Growth Fund and since February 2008 for Global Equity Fund). The performance adjustment increases or decreases the management fee, on a monthly basis, by 1/12 of 0.03% of a Fund’s average daily net assets over the performance period for each full 1% increment amount by which a Fund outperforms or underperforms the benchmark index (“Index”), on an annualized basis, over the performance measurement period. The benchmark indexes are the MSCI EAFE Growth Index and the MSCI World Index for the International Growth Fund and Global Equity Fund, respectively.

The base fee is shown in the table above. The performance adjustment rate is calculated by comparing over the performance measurement period the Fund’s Class A share performance to that of the respective Index. The performance measurement period commenced at the beginning of each Fund’s first full month of operation (April 2005 and March 2007 for the International Growth Fund and Global Equity Fund, respectively). The first performance adjustment was applied to the advisory fee at the end of the twelfth month. Each month subsequent to the twelfth month, a new month is added to the performance measurement period until the performance measurement period includes 36 months. Thereafter, the performance measurement period consists of the most recent month plus the previous 35 months.

The performance comparison is made at the end of each month. The maximum annualized performance adjustment rate is +/-0.30% of the Fund’s average daily net assets over the performance measurement period. The performance adjustment rate is divided by

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Notes to Financial Statements

twelve and multiplied by the Fund’s average daily net assets over the performance measurement period, and the resulting dollar amount is then added to or subtracted from the base fee. Calamos Advisors may receive a positive performance adjustment even if the Fund has a negative return over a performance measurement period if it otherwise outperforms the Index during that period.

Pursuant to a financial accounting services agreement, during the period the Funds paid Calamos Advisors a fee for financial accounting services payable monthly at the annual rate of 0.0175% on the first $1 billion of combined assets, 0.0150% on the next $1 billion of combined assets and 0.0110% on combined assets above $2 billion (for purposes of this calculation “combined assets” means the sum of the total average daily net assets of Calamos Investment Trust, Calamos Advisors Trust, Calamos ETF Trust and the total average weekly managed assets of Calamos Convertible and High Income Fund, Calamos Strategic Total Return Fund, Calamos Convertible Opportunities and Income Fund, Calamos Global Total Return Fund and Calamos Global Dynamic Income Fund). Financial accounting services include, but are not limited to, the following: managing expenses and expense payment processing; monitoring the calculation of expense accrual amounts; calculating, tracking and reporting tax adjustments on all assets; and monitoring trustee deferred compensation plan accruals and valuations. The Funds pay their pro rata share of the financial accounting services fee payable to Calamos Advisors based on their relative portion of combined assets used in calculating the fee.

The Trust reimburses Calamos Advisors for a portion of compensation paid to the Trust’s Chief Compliance Officer. This compensation is reported as part of the “Trustees’ fees and officer compensation” expense on the Statements of Operations.

Calamos Advisors has contractually agreed to limit the annual ordinary operating expenses of each Fund as a percentage of the average daily net assets as follows:

FUND	CLASS A SHARES	CLASS B SHARES	CLASS C SHARES	CLASS I SHARES	CLASS R SHARES
Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Opportunistic Value Fund	1.15%	1.90%	1.90%	0.90%	1.40%
Focus Growth Fund	1.15%	1.90%	1.90%	0.90%	1.40%
Discovery Growth Fund	1.50%	2.25%	2.25%	1.25%	1.75%
Dividend Growth Fund	1.35%	—	2.10%	1.10%	1.60%
Mid Cap Growth Fund	1.25%	—	2.00%	1.00%	1.50%
International Growth Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Evolving World Growth Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Emerging Market Equity Fund	1.75%	—	2.50%	1.50%	2.00%
Global Equity Fund	1.40%	2.15%	2.15%	1.15%	1.65%
Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Global Growth and Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Convertible Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Total Return Bond Fund	0.90%	1.65%	1.65%	0.65%	1.15%
High Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Market Neutral Income Fund	1.75%	2.50%	2.50%	1.50%	2.00%
Long/Short Fund	2.00%	—	2.75%	1.75%	2.25%

These agreements are binding on Calamos Advisors through March 31, 2015.

For the year or period ended October 31, 2014, the Funds waived or absorbed the following expenses:

FUND	AMOUNT
Opportunistic Value Fund	$374,645
Focus Growth Fund	263,596
Discovery Growth Fund	55,658
Dividend Growth Fund	138,843
Mid Cap Growth Fund	179,836
Emerging Market Equity Fund	177,677
Total Return Bond Fund	182,759

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Notes to Financial Statements

These amounts are included in the Statements of Operations under the caption “Expense reductions”.

As distributor, Calamos Financial Services LLC (“CFS”) assumed all expenses of personnel, office space, office facilities and equipment incidental to such service. Each Fund has adopted a Distribution Plan pursuant to Rule 12b-1 under the 1940 Act whereby the Fund pays to CFS a distribution and/or service fee at the annual rate of 0.25% of the average daily net assets of the Fund’s Class A shares; a service fee at the annual rate of 0.25% and a distribution fee at the rate of 0.75% of the average daily net assets of the Fund’s Class B and Class C shares; and a service fee at the annual rate of 0.25% and a distribution fee of 0.25% of the average daily net assets of the Fund’s Class R shares. No such fees are paid on each Fund’s Class I shares.

CFS also receives a sales commission and/or an underwriting fee on certain sales of each Fund’s Class A shares. During the year or period ended October 31, 2014, CFS received commissions and underwriting fees as follows:

Fund	Amount
Growth Fund	$119,577
Opportunistic Value Fund	9,001
Focus Growth Fund	3,248
Discovery Growth Fund	3,676
Dividend Growth Fund	1,861
Mid Cap Growth Fund	233
International Growth Fund	21,097
Evolving World Growth Fund	54,141
Emerging Market Equity Fund	173
Global Equity Fund	5,784
Growth and Income Fund	66,565
Global Growth and Income Fund	13,743
Convertible Fund	158,587
Total Return Bond Fund	2,005
High Income Fund	9,744
Market Neutral Income Fund	133,539
Long/Short Fund	26,148

Pursuant to an agreement with US Bancorp Fund Services, LLC, the Funds’ transfer agent (“US Bancorp”), CFS provides certain shareholder administrative services to US Bancorp. CFS receives from US Bancorp an annual aggregate fee of $175,000, paid in monthly installments, for providing these services which relate to Calamos Investment Trust and Calamos Advisors Trust. Also, US Bancorp pays license fees to unaffiliated third parties for CFS’ utilization of certain transfer agent and phone systems in providing the shareholder administrative services. The fees paid to CFS and the payment of license fees to third parties are borne by US Bancorp. The Funds have not assumed or incurred any additional expenses in connection with CFS providing these services to US Bancorp, and the transfer agency fees payable by the Funds to US Bancorp have not increased as a result thereof.

A trustee and certain officers of the Trust are also officers and directors of CFS and Calamos Advisors. Such trustee and officers serve without direct compensation from the Trust. The Funds’ Statement of Additional Information contains additional information about the Funds’ trustees and is available upon request without charge by calling our toll free number at 800.582.6959.

Certain affiliates of Calamos Advisors hold material investments in the Funds. As of October 31, 2014, they held 91%, 50%, and 28% of the outstanding shares of Emerging Market Equity Fund, Discovery Growth Fund and Long/Short Fund, respectively.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, a trustee who is not an “interested person” (as defined in the 1940 Act) and has elected to participate in the Plan (a “participating trustee”) may defer receipt of all or a portion of their compensation from the Trust. The deferred compensation payable to the participating trustee is credited to the trustee’s deferral account as of the business day such compensation would have been paid to the participating trustee. The value of amounts deferred for a participating trustee is determined by reference to the change in value of Class I shares of one or more funds of the Trust designated by the participant. The value of the account increases with contributions to the account or with increases in the value of the measuring shares, and the value of the account decreases with withdrawals from the account or with declines in the value of the measuring shares.

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Notes to Financial Statements

At October 31, 2014, the Funds had deferred compensation balances, which are included in “Other assets” on the Statements of Assets and Liabilities, as follows:

FUND	AMOUNT
Growth Fund	$871,906
Opportunistic Value Fund	93,293
Focus Growth Fund	85,330
Discovery Growth Fund	23,502
Dividend Growth Fund	2,794
Mid Cap Growth Fund	2,796
International Growth Fund	94,302
Evolving World Growth Fund	47,408
Emerging Market Equity Fund	1,254
Global Equity Fund	57,514
Growth and Income Fund	435,756
Global Growth and Income Fund	162,853
Convertible Fund	222,715
Total Return Bond Fund	60,033
High Income Fund	106,010
Market Neutral Income Fund	223,151
Long/Short Fund	3,608

Each Fund’s obligation to make payments under the Plan is a general obligation of the Fund and is included in “Payable for deferred compensation to trustees” on the Statements of Assets and Liabilities at October 31, 2014.

Note 3 – Investments

The cost of purchases and proceeds from sale of long-term investments for the year or period ended October 31, 2014 were as follows:

	COST OF PURCHASES		PROCEEDS FROM SALES
FUND	U.S. GOV’T SECURITIES	OTHER	U.S. GOV’T SECURITIES	OTHER
Growth Fund	$—	$1,624,024,630	$—	$3,177,305,509
Opportunistic Value Fund	—	174,155,259	—	185,276,129
Focus Growth Fund	—	42,044,101	—	49,777,452
Discovery Growth Fund	—	70,158,298	—	76,918,831
Dividend Growth Fund	—	49,573,277	—	45,379,693
Mid Cap Growth Fund	—	54,994,851	—	26,781,788
International Growth Fund	—	693,415,600	—	896,641,876
Evolving World Growth Fund	—	721,716,808	—	578,601,342
Emerging Market Equity Fund	—	28,031,898	—	12,924,230
Global Equity Fund	—	145,982,483	—	354,502,566
Growth and Income Fund	—	1,025,474,825	—	1,796,081,744
Global Growth and Income Fund	—	398,685,975	—	592,900,601
Convertible Fund	—	973,643,358	—	860,199,408
Total Return Bond Fund	—	43,008,940	—	112,974,650
High Income Fund	—	118,192,314	—	196,869,022
Market Neutral Income Fund	—	3,472,564,396	—	2,933,111,049
Long/Short Fund	—	259,188,575	—	212,964,331

The following information is presented on a federal income tax basis as of October 31, 2014. Differences between the cost basis under U.S. generally accepted accounting principles and federal income tax purposes are primarily due to temporary differences.

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Notes to Financial Statements

The cost basis of investments (excluding Investments of Collateral for Securities on Loan) for federal income tax purposes at October 31, 2014 was as follows:

FUND	COST BASIS OF INVESTMENTS	GROSS UNREALIZED APPRECIATION	GROSS UNREALIZED DEPRECIATION	NET UNREALIZED APPRECIATION (DEPRECIATION)
Growth Fund	$2,696,184,064	$1,049,338,483	$(25,563,694)	$1,023,774,789
Opportunistic Value Fund	103,507,172	10,065,348	(968,444)	9,096,904
Focus Growth Fund	52,994,013	15,241,077	(581,569)	14,659,508
Discovery Growth Fund	48,012,035	4,175,384	(2,379,017)	1,796,367
Dividend Growth Fund	39,494,699	3,086,013	(460,498)	2,625,515
Mid Cap Growth Fund	47,747,239	4,379,846	(1,761,485)	2,618,361
International Growth Fund	748,202,860	69,258,333	(28,046,138)	41,212,195
Evolving World Growth Fund	663,976,768	48,778,368	(26,131,506)	22,646,862
Emerging Market Equity Fund	16,336,981	958,183	(973,336)	(15,153)
Global Equity Fund	211,281,782	34,824,260	(5,841,207)	28,983,053
Growth and Income Fund	2,663,583,683	529,361,084	(9,347,997)	520,013,087
Global Growth and Income Fund	472,994,810	41,892,318	(16,653,886)	25,238,432
Convertible Fund	1,356,610,324	172,206,171	(21,014,626)	151,191,545
Total Return Bond Fund	100,735,388	2,775,820	(203,651)	2,572,169
High Income Fund	195,134,870	4,586,441	(2,635,924)	1,950,517
Market Neutral Income Fund	4,216,798,505	237,396,009	(47,668,509)	189,727,500
Long/Short Fund	127,243,232	7,861,087	(3,291,768)	4,569,319

Note 4 – Income Taxes

For the fiscal year or period ended October 31, 2014, the Funds recorded the following permanent reclassifications to reflect tax character. The results of operations and net assets were not affected by these reclassifications.

FUND	PAID-IN CAPITAL	ACCUMULATED UNDISTRIBUTED/ (OVERDISTRIBUTED) NET INVESTMENT INCOME	ACCUMULATED NET REALIZED GAIN/(LOSS) ON INVESTMENTS
Growth Fund	$14,928,995	$23,892,032	$(38,821,027)
Opportunistic Value Fund	2,354,072	(478,064)	(1,876,008)
Focus Growth Fund	1,218,763	285,937	(1,504,700)
Discovery Growth Fund	2,042,430	515,408	(2,557,838)
Dividend Growth Fund	117,323	(166,348)	49,025
Mid Cap Growth Fund	(230,539)	265,992	(35,453)
International Growth Fund	12,914,591	(4,174,337)	(8,740,254)
Evolving World Growth Fund	1,400,073	(2,159,184)	759,111
Emerging Market Equity Fund	(54,145)	43,214	10,931
Global Equity Fund	16,216,536	479,137	(16,695,673)
Growth and Income Fund	35,111,966	(16,152,890)	(18,959,076)
Global Growth and Income Fund	5,853,544	(637,866)	(5,215,678)
Convertible Fund	7,502,411	376,436	(7,878,847)
Total Return Bond Fund	653,562	269,163	(922,725)
High Income Fund	2,313,594	2,112,320	(4,425,914)
Market Neutral Income Fund	483,890	(8,851,606)	8,367,716
Long/Short Fund	82,846	1,237,723	(1,320,569)

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Notes to Financial Statements

Distributions were characterized for federal income tax purposes as follows:

	YEAR OR PERIOD ENDED OCTOBER 31, 2014		YEAR OR PERIOD ENDED OCTOBER 31, 2013
FUND	ORDINARY INCOME	LONG-TERM CAPITAL GAIN	ORDINARY INCOME	LONG-TERM CAPITAL GAIN
Growth Fund	$79,113,077	$1,060,626,877	$11,811,153	$436,452,910
Opportunistic Value Fund	10,604,683	623,975	2,130,572	—
Focus Growth Fund	122,306	1,440,806	301,737	—
Discovery Growth Fund	6,210,626	2,324,459	1,060,017	—
Dividend Growth Fund	911,944	15,524	396	—
Mid Cap Growth Fund	10,155	—	—	—
International Growth Fund	10,696,527	9,283,676	4,707,875	—
Evolving World Growth Fund	3,764,079	4,436,201	883,542	—
Emerging Market Equity Fund	21,107	—	—	—
Global Equity Fund	13,254,469	10,186,933	996,875	—
Growth and Income Fund	98,856,736	298,279,101	32,254,233	166,329,079
Global Growth and Income Fund	17,007,473	95,810,958	12,005,478	50,573,488
Convertible Fund	79,171,467	61,609,167	31,462,853	122,080,340
Total Return Bond Fund	7,177,416	964,750	5,348,217	1,771,309
High Income Fund	14,081,921	6,259,012	17,268,083	4,229,887
Market Neutral Income Fund	38,933,008	66,724,661	39,451,185	—
Long/Short Fund	772,392	—	—	—

As of October 31, 2014, the components of accumulated earnings/(loss) on a tax basis were as follows:

	GROWTH FUND	OPPORTUNISTIC VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND	DIVIDEND GROWTH FUND
Undistributed ordinary income	$43,628,766	$1,296,154	$—	$2,957,444	$524,515
Undistributed capital gains	658,197,765	5,628,856	6,260,404	1,341,433	197,528

Total undistributed earnings	701,826,531	6,925,010	6,260,404	4,298,877	722,043
Accumulated capital and other losses	—	—	—	—	—
Net unrealized gains/(losses)	1,023,899,163	9,056,310	14,651,320	1,796,367	2,611,514

Total accumulated earnings/(losses)	1,725,725,694	15,981,320	20,911,724	6,095,244	3,333,557
Other	(565,385)	(77,445)	(58,584)	(72,068)	(2,713)
Paid-in-capital	1,759,316,119	85,117,554	43,773,931	41,551,433	33,580,983

Total	$3,484,476,428	$101,021,429	$64,627,071	$47,574,609	$36,911,827

	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND
Undistributed ordinary income	$—	$—	$2,341,411	$103,235	$—
Undistributed capital gains	—	78,105,377	13,401,023	—	42,960,381

Total undistributed earnings	—	78,105,377	15,742,434	103,235	42,960,381
Accumulated capital and other losses	(338,808)	—	—	(287,481)	—
Net unrealized gains/(losses)	2,625,391	40,698,713	22,442,880	(14,866)	28,976,815

Total accumulated earnings/(losses)	2,286,583	118,804,090	38,185,314	(199,112)	71,937,196
Other	(5,455)	(129,196)	(1,111,327)	(1,251)	(49,326)
Paid-in-capital	45,257,305	622,918,386	614,489,335	15,647,592	155,906,998

Total	$47,538,433	$741,593,280	$651,563,322	$15,447,229	$227,794,868

152	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	TOTAL RETURN BOND FUND	HIGH INCOME FUND
Undistributed ordinary income	$8,191,179	$6,779,009	$5,337,407	$164,497	$232,689
Undistributed capital gains	314,458,504	72,736,606	66,412,935	1,040,699	3,848,878

Total undistributed earnings	322,649,683	79,515,615	71,750,342	1,205,196	4,081,567
Accumulated capital and other losses	—	—	—	—	—
Net unrealized gains/(losses)	520,103,428	25,252,208	151,617,402	2,572,169	1,950,517

Total accumulated earnings/(losses)	842,753,111	104,767,823	223,367,744	3,777,365	6,032,084
Other	(443,891)	(582,488)	(261,667)	(270,238)	(88,933)
Paid-in-capital	2,209,995,001	382,079,678	1,151,850,688	97,057,407	182,794,283

Total	$3,052,304,221	$486,265,013	$1,374,956,765	$100,564,534	$188,737,434

				MARKET NEUTRAL INCOME FUND	LONG/SHORT FUND
Undistributed ordinary income				$10,044,280	$1,014,924
Undistributed capital gains				38,180,824	469,652

Total undistributed earnings				48,225,104	1,484,576
Accumulated capital and other losses				—	—
Net unrealized gains/(losses)				71,917,892	2,909,702

Total accumulated earnings/(losses)				120,142,996	4,394,278
Other				(14,173,088)	(3,435)
Paid-in-capital				4,079,826,476	125,583,054

Total				$4,185,796,384	$129,973,897

The Regulated Investment Company Modernization Act of 2010 (the “Act”) modernized various tax rules for regulated investment companies, and was effective for taxable years beginning after the enactment date of December 22, 2010. One significant change is to the treatment of capital loss carryforwards. Now, any capital losses recognized will retain their character as either short-term or long-term capital losses, will be utilized before the pre-Act capital loss carryforwards, and will be carried forward indefinitely, until applied in offsetting future capital gains.

In addition, the funds below had post-Act capital losses as follows:

FUND	SHORT-TERM	LONG-TERM
Mid Cap Growth Fund	$(330,729)	$(8,079)
Emerging Market Equity Fund	(287,481)	—

Note 5 – Short Sales

Securities sold short represent obligations to deliver the securities at a future date. A Fund may sell a security it does not own in anticipation of a decline in the value of that security before the delivery date. When the Fund sells a security short, it must borrow the security sold short and deliver it to the broker-dealer through which it made the short sale. Dividends paid on securities sold short are disclosed as an expense on the Statements of Operations. A gain, limited to the price at which the Fund sold the security short, or a loss, unlimited in size, will be realized upon the termination of a short sale.

To secure its obligation to deliver to the broker-dealer the securities sold short, the Fund must segregate an amount of cash or liquid securities with its custodian equal to any excess of the current market value of the securities sold short over any cash or liquid securities deposited as collateral with the broker in connection with the short sale (not including the proceeds of the short sale). As a result of that requirement, the Fund will not gain any leverage merely by selling short, except to the extent that it earns interest or other income or gains on the segregated cash or liquid securities while also being subject to the possibility of gain or loss from the securities sold short.

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Notes to Financial Statements

Note 6 – Derivative Investments

Foreign Currency Risk.  Each Fund may engage in portfolio hedging with respect to changes in currency exchange rates by entering into forward foreign currency contracts to purchase or sell currencies. A forward foreign currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. Risks associated with such contracts include, among other things, movement in the value of the foreign currency relative to the U.S. dollar and the ability of the counterparty to perform. To mitigate the counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter derivatives and foreign exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default (close-out netting), including the bankruptcy or insolvency of the counterparty. Generally, collateral is exchanged between the Fund and the counterparty and the amount of collateral due from the Fund or to a counterparty has to exceed a minimum transfer amount threshold before a transfer has to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statements of Assets and Liabilities. The Funds’ net counterparty exposure is reflected in the counterparty table below. The net unrealized gain, if any, represents the credit risk to the respective Fund on a forward foreign currency contract. The contracts are valued daily at forward foreign exchange rates. The Funds realize a gain or loss when a position is closed or upon settlement of the contracts.

As of October 31, 2014, the Funds had outstanding forward foreign currency contracts listed on the Schedules of Investments.

Equity Risk.  Each Fund may engage in option transactions and in doing so achieves similar objectives to what it would achieve through the sale or purchase of individual securities. A call option, upon payment of a premium, gives the purchaser of the option the right to buy, and the seller of the option the obligation to sell, the underlying security, index or other instrument at the exercise price. A put option gives the purchaser of the option, upon payment of a premium, the right to sell, and the seller the obligation to buy, the underlying security, index, or other instrument at the exercise price.

To seek to offset some of the risk of a potential decline in value of certain long positions, each Fund may also purchase put options on individual securities, broad-based securities indexes or certain exchange-traded funds (“ETFs”). Each Fund may also seek to generate income from option premiums by writing (selling) options on a portion of the equity securities (including securities that are convertible into equity securities) in the Fund’s portfolio, on broad-based securities indexes, or certain ETFs.

When a Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When a Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, a Fund realizes a gain or loss to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost basis of the purchase. The difference between the premium and the amount received or paid on a closing purchase or sale transaction is also treated as a realized gain or loss. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid. Gain or loss on written options and purchased options is presented separately as net realized gain or loss on written options and net realized gain or loss on purchased options, respectively.

Options written by a Fund do not typically give rise to counterparty credit risk, since options written obligate the Fund and not the counterparty to perform. Exchange traded purchased options have minimal counterparty credit risk to a Fund since the exchange’s clearinghouse, as counterparty to such instruments, guarantees against a possible default.

154	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

As of October 31, 2014, the Funds had outstanding purchased options and/or written options as listed on the Schedules of Investments. For the year or period ended October 31, 2014, the Funds had the following transactions in options written:

	GROWTH FUND		OPPORTUNISTIC VALUE FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2013	—	$—	845	$81,712
Option written	71,782	15,815,180	48,032	5,249,324
Options closed	(37,868)	(14,500,144)	(40,959)	(4,480,546)
Options exercised	(5,939)	(371,493)	(1,542)	(128,627)
Options expired	(25,425)	(302,705)	(6,231)	(645,007)

Options outstanding at October 31, 2014	2,550	$640,838	145	$76,856

	FOCUS GROWTH FUND		DIVIDEND GROWTH FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2013	—	$—	—	$—
Option written	178	24,292	10,614	1,229,879
Options closed	(177)	(23,852)	(9,641)	(1,048,143)
Options exercised	—	—	(254)	(29,245)
Options expired	(1)	(440)	(669)	(125,992)

Options outstanding at October 31, 2014	—	$—	50	$26,499

	MID CAP GROWTH FUND		EMERGING MARKET EQUITY FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2013	—	$—	—	$—
Option written	421	93,176	69	7,423
Options closed	(199)	(86,862)	(69)	(7,423)
Options exercised	(70)	(4,372)	—	—
Options expired	(152)	(1,942)	—	—

Options outstanding at October 31, 2014	—	$—	—	$—

	EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2013	—	$—	—	$—
Option written	2,908	313,130	360	64,762
Options closed	(2,908)	(313,130)	(360)	(64,762)
Options exercised	—	—	—	—
Options expired	—	—	—	—

Options outstanding at October 31, 2014	—	$—	—	$—

	GROWTH AND INCOME FUND		CONVERTIBLE FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2013	6,270	$557,761	2,080	$185,015
Option written	—	—	5,700	558,341
Options closed	(6,270)	(557,761)	(2,080)	(185,015)
Options exercised	—	—	—	—
Options expired	—	—	—	—

Options outstanding at October 31, 2014	—	$—	5,700	$558,341

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Notes to Financial Statements

	MARKET NEUTRAL INCOME FUND		LONG/SHORT FUND
	NUMBER OF CONTRACTS	PREMIUMS RECEIVED	NUMBER OF CONTRACTS	PREMIUMS RECEIVED
Options outstanding at October 31, 2013	7,079	$13,805,358	171	$41,970
Option written	104,645	120,645,583	18,069	2,221,932
Options closed	(86,238)	(117,844,510)	(13,392)	(1,743,381)
Options exercised	(4,758)	(772,977)	(1,509)	(224,844)
Options expired	(7,107)	(612,295)	(2,209)	(201,831)

Options outstanding at October 31, 2014	13,621	$15,221,159	1,130	$93,846

As of October 31, 2014, the Funds had outstanding derivative contracts which are reflected on the Statements of Assets and Liabilities as follows:

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$368,380	$284,029
Written options(2)	—	599,250

	$368,380	$883,279

	OPPORTUNISTIC VALUE FUND
Gross amounts at fair value:
Written options(2)	$—	$117,450

	$—	$117,450

	FOCUS GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$5,801	$13,979

	$5,801	$13,979

	DIVIDEND GROWTH FUND
Gross amounts at fair value:
Written options(2)	$—	$40,500

	$—	$40,500

	MID CAP GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$7,110	$80

	$7,110	$80

	INTERNATIONAL GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$31,330	$—

	$31,330	$—

	EVOLVING WORLD GROWTH FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$1,129,774	$106,264

	$1,129,774	$106,264

156	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	ASSET DERIVATIVES	LIABILITY DERIVATIVES

	GROWTH AND INCOME FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$154,600	$64,259
Purchased options(3)	10,591,875	—

	$10,746,475	$64,259

	GLOBAL GROWTH AND INCOME FUND
Gross amounts at fair value:
Purchased options(3)	$4,228,404	$—

	$4,228,404	$—

	CONVERTIBLE FUND
Gross amounts at fair value:
Forward foreign currency contracts(1)	$108,159	$24,059
Purchased options(3)	30,127,050	—
Written options(2)	—	213,750

	$30,235,209	$237,809

	MARKET NEUTRAL INCOME FUND
Gross amounts at fair value:
Purchased options(3)	$5,900,160	$—
Written options(2)	—	51,712,345

	$5,900,160	$51,712,345

	LONG/SHORT FUND
Gross amounts at fair value:
Purchased options(3)	$807,593	$—
Written options(2)	—	73,199

	$807,593	$73,199

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Bank of America N.A.	ISDA	$—	$8	$—	$—	$8
Northern Trust Company	ISDA	146,179	11,230	—	134,949	—
Other derivatives(4)		222,201	272,791	—	222,201	272,791

		$368,380	$284,029	$—	$357,150	$272,799

FOCUS GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Northern Trust Company	ISDA	$4,841	$190	$—	$4,651	$—
Other derivatives(4)		960	13,789	—	960	13,789

		$5,801	$13,979	$—	$5,611	$13,789

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Notes to Financial Statements

	GROSS AMOUNTS NOT OFFSET IN THE STATEMENT OF ASSETS AND LIABILITIES

MID CAP GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Citibank N.A.	ISDA	$2,559	$—	$—	$2,559	$—
Northern Trust Company	ISDA	1,888	80	—	1,808	—
State Street Bank and Trust	ISDA	180	—	—	180	—
Other derivatives(4)		2,483	—	—	2,483	—

		$7,110	$80	$—	$7,030	$—

INTERNATIONAL GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES

Brown Brothers Harriman & Company	ISDA	$31,330	$—	$—	$31,330	$—

		$31,330	$—	$—	$31,330	$—

EVOLVING WORLD GROWTH FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Brown Brothers Harriman & Company	ISDA	$18,737	$77,097	$—	$—	$58,360
Northern Trust Company	ISDA	1,109,191	—	—	1,109,191	—
State Street Bank and Trust	ISDA	1,846	—	—	1,846	—
Other derivatives(4)		—	29,167	—	—	29,167

		$1,129,774	$106,264	$—	$1,129,774	$106,264

GROWTH AND INCOME FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Citibank N.A.	ISDA	$27,598	$—	$—	$27,598	$—
Northern Trust Company	ISDA	119,327	41,277	—	78,050	—
State Street Bank and Trust	ISDA	—	1,052	—	—	1,052
Other derivatives(4)		7,675	21,930	—	7,675	21,930

		$154,600	$64,259	$—	$113,323	$22,982

CONVERTIBLE FUND	GROSS AMOUNTS PRESENTED IN THE STATEMENT OF ASSETS AND LIABILITIES			COLLATERAL PLEDGED	NET AMOUNT RECEIVABLE IN THE EVENT OF DEFAULT	NET AMOUNT PAYABLE IN THE EVENT OF DEFAULT
Counterparty		ASSETS	LIABILITIES
Northern Trust Company	ISDA	$106,285	$24,059	$—	$82,226	$—
Other derivatives(4)		1,874	—	—	1,874	—

		$108,159	$24,059	$—	$84,100	$—

158	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

For the year or period ended October 31, 2014, the volume of derivative activity for the Funds is reflected below:*

	DERIVATIVE TYPE
	FORWARD CONTRACTS FAIR VALUE [1]	OPTION PURCHASED FAIR VALUE[3]	OPTIONS WRITTEN FAIR VALUE[2]
Growth Fund	1,015,087,984	18,265	71,782
Opportunistic Value Fund	—	50,038	48,032
Focus Growth Fund	22,330,791	523	178
Dividend Growth Fund	—	16,051	10,614
Mid Cap Growth Fund	5,927,842	42	421
International Growth Fund	—	—	—
Evolving World Growth Fund	122,788,520	2,908	2,908
Emerging Market Equity Fund	—	69	69
Global Equity Fund	—	640	360
Growth and Income Fund	316,123,272	15,000	—
Global Growth and Income Fund	—	15,215	—
Convertible Fund	316,220,769	46,645	5,700
Market Neutral Income Fund	—	119,321	104,645
Long/Short Fund	—	31,233	18,069

*	Activity during the period is measured by opened number of contracts for options purchased or written and opened forward foreign currency contracts (measured in notional).

(1)	Generally, the Statement of Assets and Liabilities location for Forward foreign currency contracts is Unrealized appreciation on forward foreign currency contracts for asset derivatives and Unrealized depreciation on forward foreign currency contracts for liability derivatives.

(2)	Generally, the Statement of Assets and Liabilities location for Options written is Options written, at value.

(3)	Generally, the Statement of Assets and Liabilities location for Options purchased is Investments in securities.

(4)	Other derivatives are not subject to a master netting agreement which include forward foreign currency contracts.

Note 7 – Securities Lending

The Funds may loan one or more of their securities to broker-dealers and banks. Any such loan must be secured by collateral in cash or cash equivalents maintained on a current basis in an amount at least equal to the value of the securities loaned by the Funds. The Funds continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and also receive an additional return that may be in the form of a fixed fee or a percentage of the collateral. Upon receipt of cash or cash equivalent collateral, the Funds’ securities lending agent invests the collateral into short term investments following investment guidelines approved by Calamos Advisors. The Funds record the investment of collateral as an asset and the value of the collateral as a liability on the Statements of Assets and Liabilities. If the value of the invested collateral declines below the value of the collateral deposited by the borrower, the Funds will record unrealized depreciation equal to the decline in value of the invested collateral. The Funds may pay reasonable fees to persons unaffiliated with the Funds for services in arranging these loans. The Funds have the right to call a loan and obtain the securities loaned at any time. The Funds do not have the right to vote the securities during the existence of the loan but could call the loan in an attempt to permit voting of the securities in certain circumstances. Upon return of the securities loaned, the cash or cash equivalent collateral will be returned to the borrower. In the event of bankruptcy or other default of the borrower, the Funds could experience both delays in liquidating the loan collateral or recovering the loaned securities and losses, including (a) possible decline in the value of the collateral or in the value of the securities loaned during the period while the Funds seek to enforce its rights thereto, (b) possible subnormal levels of income and lack of access to income during this period, and (c) the expenses of enforcing their rights. In an effort to reduce these risks, the Funds’ security lending agent monitors and reports to Calamos Advisors on the creditworthiness of the firms to which a Fund lends securities.

Note 8 – Fair Value Measurement

Various inputs are used to determine the value of the Funds’ investments. These inputs are categorized into three broad levels as follows:

•	Level 1 – Prices are determined using inputs from unadjusted quoted prices from active markets (including securities actively traded on a securities exchange) for identical assets.

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Notes to Financial Statements

•	Level 2 – Prices are determined using significant observable market inputs other than unadjusted quoted prices, including quoted prices of similar securities, fair value adjustments to quoted foreign securities, interest rates, credit risk, prepayment speeds, and other relevant data.

•	Level 3 – Prices reflect unobservable market inputs (including the Funds’ own judgments about assumptions market participants would use in determining fair value) when observable inputs are unavailable.

Debt securities are valued based upon evaluated prices received from an independent pricing service or from a dealer or broker who makes markets in such securities. Pricing services utilize various observable market data and as such, debt securities are generally categorized as Level 2. The levels are not necessarily an indication of the risk or liquidity of the Funds’ investments. Transfers between the levels for investment securities or other financial instruments are measured at the end of the reporting period.

The following is a summary of the inputs used in valuing the Funds’ holdings at fair value:

	GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$3,289,710,065	$—	$—	$3,289,710,065
Common Stocks Foreign	—	73,974,878	—	73,974,878
Short Term Investment	90,854,144	—	—	90,854,144
Collateral for Securities Loaned	98,773,440	166,646,326	—	265,419,766
Forward Foreign Currency Contracts	—	368,380	—	368,380

Total	$3,479,337,649	$240,989,584	$—	$3,720,327,233

Liabilities:
Collateral for Securities Loaned	$—	$265,419,766	$—	$265,419,766
Written Option	599,250	—	—	599,250
Forward Foreign Currency Contracts	—	284,029	—	284,029

Total	$599,250	$265,703,795	$—	$266,303,045

	OPPORTUNISTIC VALUE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$100,224,253	$—	$—	$100,224,253
Warrant	847,000	—	—	847,000
Short Term Investment	61,442	—	—	61,442
Collateral for Securities Loaned	4,268,965	7,202,416	—	11,471,381

Total	$105,401,660	$7,202,416	$—	$112,604,076

Liabilities:
Collateral for Securities Loaned	$—	$11,471,381	$—	$11,471,381
Written Option	117,450	—	—	117,450

Total	$117,450	$11,471,381	$—	$11,588,831

160	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	FOCUS GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$60,319,344	$—	$—	$60,319,344
Common Stocks Foreign	—	2,956,640	—	2,956,640
Short Term Investment	1,064,322	—	—	1,064,322
Collateral for Securities Loaned	1,232,982	2,080,233	—	3,313,215
Forward Foreign Currency Contracts	—	5,801	—	5,801

Total	$62,616,648	$5,042,674	$—	$67,659,322

Liabilities:
Collateral for Securities Loaned	$—	$3,313,215	$—	$3,313,215
Forward Foreign Currency Contracts	—	13,979	—	13,979

Total	$—	$3,327,194	$—	$3,327,194

	DISCOVERY GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$44,411,529	$—	$—	$44,411,529
Short Term Investment	3,068,408	—	—	3,068,408
Collateral for Securities Loaned	866,516	1,461,949	—	2,328,465

Total	$48,346,453	$1,461,949	$—	$49,808,402

Liabilities:
Collateral for Securities Loaned	$—	$2,328,465	$—	$2,328,465

Total	$—	$2,328,465	$—	$2,328,465

	DIVIDEND GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Preferred Stocks	$2,472,282	$—	$—	$2,472,282
Common Stocks U.S.	34,070,609	—	—	34,070,609
Warrant	276,848	—	—	276,848
Short Term Investment	72,221	—	—	72,221
Collateral for Securities Loaned	1,945,645	3,282,609	—	5,228,254

Total	$38,837,605	$3,282,609	$—	$42,120,214

Liabilities:
Collateral for Securities Loaned	$—	$5,228,254	$—	$5,228,254
Written Option	40,500	—	—	40,500

Total	$40,500	$5,228,254	$—	$5,268,754

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Notes to Financial Statements

	MID CAP GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$43,849,857	$—	$—	$43,849,857
Common Stocks Foreign	422,563	811,857	—	1,234,420
Short Term Investment	2,103,913	—	—	2,103,913
Collateral for Securities Loaned	1,182,443	1,994,967	—	3,177,410
Forward Foreign Currency Contracts	—	7,110	—	7,110

Total	$47,558,776	$2,813,934	$—	$50,372,710

Liabilities:
Collateral for Securities Loaned	$—	$3,177,410	$—	$3,177,410
Forward Foreign Currency Contracts	—	80	—	80

Total	$—	$3,177,490	$—	$3,177,490

	INTERNATIONAL GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$73,830,504	$586,623,238	$—	$660,453,742
Common Stocks U.S.	61,400,582	—	—	61,400,582
Short Term Investment	50,716,207	—	—	50,716,207
Collateral for Securities Loaned	6,268,529	10,575,995	—	16,844,524
Forward Foreign Currency Contracts	—	31,330	—	31,330

Total	$192,215,822	$597,230,563	$—	$789,446,385

Liabilities:
Collateral for Securities Loaned	$—	$16,844,524	$—	$16,844,524

Total	$—	$16,844,524	$—	$16,844,524

	EVOLVING WORLD GROWTH FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$105,214,450	$—	$105,214,450
Common Stocks Foreign	96,563,935	343,712,457	—	440,276,392
Common Stocks U.S	81,328,283	—	—	81,328,283
Short Term Investment	43,780,127	—	—	43,780,127
Collateral for Securities Loaned	5,963,320	10,061,058	—	16,024,378
Forward Foreign Currency Contracts	—	1,129,774	—	1,129,774

Total	$227,635,665	$460,117,739	$—	$687,753,404

Liabilities:
Collateral for Securities Loaned	$—	$16,024,378	$—	$16,024,378
Forward Foreign Currency Contracts	—	106,264	—	106,264

Total	$—	$16,130,642	$—	$16,130,642

162	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	EMERGING MARKET EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks Foreign	$3,397,379	$8,743,524	$—	$12,140,903
Common Stocks U.S.	2,447,926	225,076	—	2,673,002
Short Term Investment	1,066,479	—	—	1,066,479
Collateral for Securities Loaned	164,279	277,165	—	441,444

Total	$7,076,063	$9,245,765	$—	$16,321,828

Liabilities:
Collateral for Securities Loaned	$—	$441,444	$—	$441,444

Total	$—	$441,444	$—	$441,444

	GLOBAL EQUITY FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$126,457,778	$—	$—	$126,457,778
Common Stocks Foreign	13,806,529	81,080,884	—	94,887,413
Short Term Investment	10,772,629	—	—	10,772,629
Collateral for Securities Loaned	3,031,834	5,115,181	—	8,147,015

Total	$154,068,770	$86,196,065	$—	$240,264,835

Liabilities:
Collateral for Securities Loaned	$—	$8,147,015	$—	$8,147,015

Total	$—	$8,147,015	$—	$8,147,015

	GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$749,892,436	$—	$749,892,436
Synthetic Convertible Securities (Corporate Bonds)	—	154,565,547	—	154,565,547
Synthetic Convertible Securities (Purchased Options)	10,591,875	—	—	10,591,875
Convertible Preferred Stocks	207,651,536	81,949,906	—	289,601,442
Common Stocks U.S.	1,688,050,479	—	—	1,688,050,479
Short Term Investment	197,209,929	—	—	197,209,929
Collateral for Securities Loaned	34,864,004	58,821,058	—	93,685,062
Forward Foreign Currency Contracts	—	154,600	—	154,600

Total	$2,138,367,823	$1,045,383,547	$—	$3,183,751,370

Liabilities:
Collateral for Securities Loaned	$—	$93,685,062	$—	$93,685,062
Forward Foreign Currency Contracts	—	64,259	—	64,259

Total	$—	$93,749,321	$—	$93,749,321

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Notes to Financial Statements

	GLOBAL GROWTH AND INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$174,879,525	$—	$174,879,525
Synthetic Convertible Securities (Corporate Bond)	—	33,267,541	—	33,267,541
Synthetic Convertible Securities (Purchased Options)	4,228,404	—	—	4,228,404
Convertible Preferred Stocks	10,479,147	14,234,305	—	24,713,452
Common Stocks Foreign	6,645,561	108,763,655	—	115,409,216
Common Stocks U.S.	111,772,961	—	—	111,772,961
Short Term Investment	29,566,664	—	—	29,566,664
Collateral for Securities Loaned	1,635,736	2,759,743	—	4,395,479

Total	$164,328,473	$333,904,769	$—	$498,233,242

Liabilities:
Collateral for Securities Loaned	$—	$4,395,479	$—	$4,395,479

Total	$—	$4,395,479	$—	$4,395,479

	CONVERTIBLE FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$946,687,298	$—	$946,687,298
Synthetic Convertible Securities (Corporate Bonds)	—	86,805,695	—	86,805,695
Synthetic Convertible Securities (Purchased Options)	29,186,550	—	—	29,186,550
Convertible Preferred Stocks	104,530,145	74,506,327	—	179,036,472
Common Stocks U.S.	97,077,991	—	—	97,077,991
Purchased Option	940,500	—	—	940,500
Short Term Investment	34,865,009	—	—	34,865,009
Collateral for Securities Loaned	49,569,989	83,632,365	—	133,202,354
Forward Foreign Currency Contracts	—	84,100	—	84,100

Total	$316,170,184	$1,191,715,785	$—	$1,507,885,969

Liabilities:
Collateral for Securities Loaned	$—	$133,202,354	$—	$133,202,354
Written Option	213,750	—	—	213,750

Total	$213,750	$133,202,354	$—	$133,416,104

	TOTAL RETURN BOND FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$98,560,232	$—	$98,560,232
Short Term Investment	2,537,852	—	—	2,537,852
Collateral for Securities Loaned	822,234	1,387,239	—	2,209,473

Total	$3,360,086	$99,947,471	$—	$103,307,557

Liabilities:
Collateral for Securities Loaned	$—	$2,209,473	$—	$2,209,473

Total	$—	$2,209,473	$—	$2,209,473

164	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	HIGH INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Corporate Bonds	$—	$170,908,003	$—	$170,908,003
Convertible Bonds	—	4,293,507	—	4,293,507
Convertible Preferred Stocks	2,718,000	1,239,609	—	3,957,609
Short Term Investment	3,447,368	—	—	3,447,368
Collateral for Securities Loaned	5,388,185	9,090,715	—	14,478,900

Total	$11,553,553	$185,531,834	$—	$197,085,387

Liabilities:
Collateral for Securities Loaned	$—	$14,478,900	$—	$14,478,900

Total	$—	$14,478,900	$—	$14,478,900

	MARKET NEUTRAL INCOME FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Convertible Bonds	$—	$1,417,158,044	$—	$1,417,158,044
Synthetic Convertible Securities (Corporate Bonds)	—	679,222,655	—	679,222,655
Synthetic Convertible Securities (Purchased Options)	1,322,659	—	—	1,322,659
Convertible Preferred Stocks	—	3,359,800	—	3,359,800
Common Stocks U.S.	2,011,074,206	—	—	2,011,074,206
Purchased Options	4,577,501	—	—	4,577,501
Short Term Investment	114,019,777	—	—	114,019,777
Collateral for Securities Loaned	65,419,082	110,372,281	—	175,791,363

Total	$2,196,413,225	$2,210,112,780	$—	$4,406,526,005

Liabilities:
Collateral for Securities Loaned	$—	$175,791,363	$—	$175,791,363
Common Stocks Sold Short U.S.	764,704,926	—	—	764,704,926
Common Stocks Sold Short Foreign	—	4,381,205	—	4,381,205
Exchange-Traded Funds Sold Short	65,421,421	—	—	65,421,421
Written Options	51,712,345	—	—	51,712,345

Total	$881,838,692	$180,172,568	$—	$1,062,011,260

	LONG/SHORT FUND
	LEVEL 1	LEVEL 2	LEVEL 3	TOTAL
Assets:
Common Stocks U.S.	$105,582,935	$—	$—	$105,582,935
Purchased Options	807,593	—	—	807,593
Short Term Investment	17,146,890	—	—	17,146,890
Collateral for Securities Loaned	3,079,512	5,195,621	—	8,275,133

Total	$126,616,930	$5,195,621	$—	$131,812,551

Liabilities:
Collateral for Securities Loaned	$—	$8,275,133	$—	$8,275,133
Common Stocks Sold Short U.S.	30,474,006	—	—	30,474,006
Common Stocks Sold Short Foreign	—	2,100,411	—	2,100,411
Exchange-Traded Fund Sold Short	460,238	—	—	460,238
Written Options	73,199	—	—	73,199

Total	$31,007,443	$10,375,544	$—	$41,382,987

www.calamos.com	165

Notes to Financial Statements

Note 9 – Capital Share Transactions

The following table summarizes the activity in capital shares of the Funds:

For the year or period ended October 31, 2014
	GROWTH FUND		OPPORTUNISTIC VALUE FUND		FOCUS GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,169,402	$203,575,461	986,113	$14,768,548	1,344,082	$23,646,215
Shares issued as reinvestment of distributions	11,438,191	524,669,823	420,977	6,041,017	1,608	28,041
Less shares redeemed	(19,422,426)	(949,192,457)	(2,708,610)	(40,395,770)	(1,856,583)	(33,035,632)

Net increase (decrease)	(3,814,833)	$(220,947,173)	(1,301,520)	$(19,586,205)	(510,893)	$(9,361,376)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	35,910	$1,586,358	5,612	$78,620	3,438	$58,529
Shares issued as reinvestment of distributions	424,071	18,676,120	6,049	80,879	—	—
Less shares redeemed	(1,178,174)	(55,133,645)	(64,557)	(883,494)	(28,187)	(466,080)

Net increase (decrease)	(718,193)	$(34,871,167)	(52,896)	$(723,995)	(24,749)	$(407,551)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,918,450	$74,764,571	220,929	$3,024,995	233,266	$3,799,871
Shares issued as reinvestment of distributions	6,476,475	248,372,816	53,258	704,065	—	—
Less shares redeemed	(6,623,740)	(272,043,288)	(164,812)	(2,228,705)	(116,860)	(1,944,321)

Net increase (decrease)	1,771,185	$51,094,099	109,375	$1,500,355	116,406	$1,855,550

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	6,106,079	$346,248,281	1,163,752	$17,678,376	164,697	$2,953,928
Shares issued as reinvestment of distributions	3,644,971	191,543,226	116,680	1,711,690	5,239	92,100
Less shares redeemed	(12,078,610)	(669,064,186)	(537,807)	(8,193,218)	(218,637)	(3,917,909)

Net increase (decrease)	(2,327,560)	$(131,272,679)	742,625	$11,196,848	(48,701)	$(871,881)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	45,853	$2,216,295	461	$6,864	1,514	$26,156
Shares issued as reinvestment of distributions	55,617	2,486,625	731	10,396	—	—
Less shares redeemed	(96,424)	(4,925,913)	—	—	(6,511)	(109,505)

Net increase (decrease)	5,046	$(222,993)	1,192	$17,260	(4,997)	$(83,349)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

166	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	DISCOVERY GROWTH FUND		DIVIDEND GROWTH FUND		MID CAP GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	877,889	$12,650,132	718,584	$7,600,725	2,580,733	$28,771,965
Shares issued as reinvestment of distributions	318,417	4,234,941	51,460	541,176	511	5,558
Less shares redeemed	(1,112,634)	(15,919,384)	(642,277)	(6,841,721)	(540,491)	(5,987,253)

Net increase (decrease)	83,672	$965,689	127,767	$1,300,180	2,040,753	$22,790,270

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	199	$2,553	—	$—	—	$—
Shares issued as reinvestment of distributions	17,986	232,562	—	—	—	—
Less shares redeemed	(9,776)	(132,908)	—	—	—	—

Net increase (decrease)	8,409	$102,207	—	$—	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	21,562	$294,494	16,227	$173,846	41,247	$464,867
Shares issued as reinvestment of distributions	29,073	375,617	422	4,422	1	12
Less shares redeemed	(43,874)	(578,715)	(2,202)	(23,597)	(973)	(11,000)

Net increase (decrease)	6,761	$91,396	14,447	$154,671	40,275	$453,879

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	166,972	$2,309,779	333,638	$3,570,422	494,023	$5,550,945
Shares issued as reinvestment of distributions	104,045	1,398,357	16,571	174,373	422	4,599
Less shares redeemed	(288,515)	(4,089,606)	(339,122)	(3,636,368)	(326,803)	(3,639,808)

Net increase (decrease)	(17,498)	$(381,470)	11,087	$108,427	167,642	$1,915,736

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	—	$—	—	$—	—	$—
Shares issued as reinvestment of distributions	19,043	251,178	176	1,850	1	8
Less shares redeemed	(12,312)	(165,640)	—	—	—	—

Net increase (decrease)	6,731	$85,538	176	$1,850	1	$8

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

www.calamos.com	167

Notes to Financial Statements

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		EMERGING MARKET EQUITY FUND[1]
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,121,503	$81,370,181	7,954,449	$110,962,598	621,188	$6,213,623
Shares issued as reinvestment of distributions	68,048	1,315,376	110,950	1,517,798	—	—
Less shares redeemed	(10,161,635)	(200,761,635)	(7,563,915)	(106,962,856)	(76,528)	(775,464)

Net increase (decrease)	(5,972,084)	$(118,076,078)	501,484	$5,517,540	544,660	$5,438,159

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	1,632	$30,834	7,297	$98,615	—	$—
Shares issued as reinvestment of distributions	—	—	1,107	14,719	—	—
Less shares redeemed	(203,835)	(3,821,643)	(86,212)	(1,213,178)	—	—

Net increase (decrease)	(202,203)	$(3,790,809)	(77,808)	$(1,099,844)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	363,989	$6,819,007	1,429,701	$19,462,204	31,670	$318,335
Shares issued as reinvestment of distributions	—	—	21,045	279,897	—	—
Less shares redeemed	(679,512)	(12,663,987)	(589,783)	(7,970,084)	(2,217)	(20,754)

Net increase (decrease)	(315,523)	$(5,844,980)	860,963	$11,772,017	29,453	$297,581

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	7,889,142	$157,945,168	19,554,553	$277,940,237	1,051,043	$10,567,059
Shares issued as reinvestment of distributions	140,580	2,744,118	232,806	3,203,411	—	—
Less shares redeemed	(10,624,094)	(211,395,184)	(10,388,282)	(145,524,332)	(67,098)	(701,062)

Net increase (decrease)	(2,594,372)	$(50,705,898)	9,399,077	$135,619,316	983,945	$9,865,997

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	225,586	$4,384,413	155,991	$2,146,309	10,000	$100,000
Shares issued as reinvestment of distributions	1,538	29,377	1,166	15,858	—	—
Less shares redeemed	(485,865)	(9,332,574)	(194,657)	(2,741,560)	—	—

Net increase (decrease)	(258,741)	$(4,918,784)	(37,500)	$(579,393)	10,000	$100,000

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

1	Emerging Market Equity Fund commenced operations on December 31, 2013.

168	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GLOBAL EQUITY FUND		GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,574,537	$39,112,015	3,024,499	$102,499,417	1,738,669	$18,016,612
Shares issued as reinvestment of distributions	202,247	3,011,453	4,847,970	158,770,504	3,229,249	31,618,850
Less shares redeemed	(7,320,032)	(111,411,798)	(15,525,637)	(531,027,923)	(8,517,784)	(88,661,991)

Net increase (decrease)	(4,543,248)	$(69,288,330)	(7,653,168)	$(269,758,002)	(3,549,866)	$(39,026,529)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	5,022	$73,105	20,650	$799,005	17,877	$180,881
Shares issued as reinvestment of distributions	3,469	49,880	89,387	3,401,594	136,244	1,361,076
Less shares redeemed	(121,895)	(1,821,588)	(836,097)	(33,056,075)	(595,597)	(6,280,338)

Net increase (decrease)	(113,404)	$(1,698,603)	(726,060)	$(28,855,476)	(441,476)	$(4,738,381)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	202,949	$2,966,357	1,292,908	$43,583,661	1,155,910	$10,881,146
Shares issued as reinvestment of distributions	32,906	472,200	2,544,234	83,644,927	2,696,480	24,672,794
Less shares redeemed	(612,180)	(9,022,346)	(5,836,550)	(199,478,339)	(4,733,883)	(45,552,842)

Net increase (decrease)	(376,325)	$(5,583,789)	(1,999,408)	$(72,249,751)	(881,493)	$(9,998,902)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,153,492	$33,387,296	5,818,571	$194,654,513	4,182,731	$43,942,902
Shares issued as reinvestment of distributions	171,983	2,578,019	1,983,416	63,324,616	3,397,387	33,914,813
Less shares redeemed	(9,997,608)	(153,601,588)	(6,774,543)	(225,229,614)	(9,536,753)	(100,435,221)

Net increase (decrease)	(7,672,133)	$(117,636,273)	1,027,444	$32,749,515	(1,956,635)	$(22,577,506)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	371,122	$5,589,530	115,758	$3,905,247	56,656	$579,617
Shares issued as reinvestment of distributions	12,709	186,563	63,698	2,071,779	26,946	261,658
Less shares redeemed	(479,931)	(7,298,968)	(272,973)	(9,176,885)	(55,016)	(563,576)

Net increase (decrease)	(96,100)	$(1,522,875)	(93,517)	$(3,199,859)	28,586	$277,699

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements

	CONVERTIBLE FUND		TOTAL RETURN BOND FUND		HIGH INCOME FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	9,987,438	$182,738,512	2,179,054	$23,249,389	4,804,505	$47,159,168
Shares issued as reinvestment of distributions	2,806,489	49,636,786	392,228	4,156,799	1,360,453	13,333,056
Less shares redeemed	(13,374,627)	(246,089,080)	(4,885,639)	(52,345,904)	(12,790,210)	(125,436,872)

Net increase (decrease)	(580,700)	$(13,713,782)	(2,314,357)	$(24,939,716)	(6,625,252)	$(64,944,648)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	14,862	$332,596	6,949	$74,076	27,920	$289,625
Shares issued as reinvestment of distributions	23,491	517,586	15,216	160,931	15,391	158,355
Less shares redeemed	(103,690)	(2,365,327)	(334,873)	(3,582,399)	(158,366)	(1,638,534)

Net increase (decrease)	(65,337)	$(1,515,145)	(312,708)	$(3,347,392)	(115,055)	$(1,190,554)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,722,931	$49,155,974	133,486	$1,416,851	252,150	$2,569,644
Shares issued as reinvestment of distributions	1,287,951	22,560,787	63,665	673,709	161,183	1,643,279
Less shares redeemed	(3,939,459)	(71,512,966)	(916,226)	(9,787,789)	(815,712)	(8,341,242)

Net increase (decrease)	71,423	$203,795	(719,075)	$(7,697,229)	(402,379)	$(4,128,319)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	20,533,223	$343,816,639	979,335	$10,449,287	857,639	$8,444,246
Shares issued as reinvestment of distributions	2,343,898	38,110,323	165,635	1,752,368	166,427	1,630,648
Less shares redeemed	(10,049,092)	(167,930,158)	(3,673,387)	(39,060,727)	(1,037,040)	(10,137,137)

Net increase (decrease)	12,828,029	$213,996,804	(2,528,417)	$(26,859,072)	(12,974)	$(62,243)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	47,121	$854,312	52,117	$564,971	4,139	$40,847
Shares issued as reinvestment of distributions	13,136	231,610	2,026	21,521	1,227	12,008
Less shares redeemed	(60,437)	(1,126,891)	(238,719)	(2,549,197)	(3,107)	(30,673)

Net increase (decrease)	(180)	$(40,969)	(184,576)	$(1,962,705)	2,259	$22,182

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

170	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	MARKET NEUTRAL INCOME FUND		LONG/SHORT FUND
Class A	Shares	Dollars	Shares	Dollars
Shares sold	50,269,892	$654,756,366	5,153,378	$55,032,659
Shares issued as reinvestment of distributions	3,151,586	40,742,177	22,410	242,933
Less shares redeemed	(53,858,000)	(702,711,796)	(2,412,813)	(25,682,216)

Net increase (decrease)	(436,522)	$(7,213,253)	2,762,975	$29,593,376

Class B	Shares	Dollars	Shares	Dollars
Shares sold*	12,452	$171,144	—	$—
Shares issued as reinvestment of distributions	8,923	121,669	—	—
Less shares redeemed	(361,322)	(4,970,395)	—	—

Net increase (decrease)	(339,947)	$(4,677,582)	—	$—

Class C	Shares	Dollars	Shares	Dollars
Shares sold	8,550,550	$113,196,384	641,920	$6,825,517
Shares issued as reinvestment of distributions	392,424	5,148,225	887	9,555
Less shares redeemed	(4,456,820)	(58,996,872)	(76,000)	(789,563)

Net increase (decrease)	4,486,154	$59,347,737	566,807	$6,045,509

Class I	Shares	Dollars	Shares	Dollars
Shares sold	110,860,805	$1,431,307,473	6,679,002	$71,222,333
Shares issued as reinvestment of distributions	3,587,887	45,980,143	32,684	353,322
Less shares redeemed	(45,692,384)	(589,104,635)	(2,560,986)	(27,000,385)

Net increase (decrease)	68,756,308	$888,182,981	4,150,700	$44,575,270

Class R	Shares	Dollars	Shares	Dollars
Shares sold	482,810	$6,281,640	1,624	$17,653
Shares issued as reinvestment of distributions	9,557	123,166	82	884
Less shares redeemed	(210,950)	(2,746,985)	(1,630)	(17,269)

Net increase (decrease)	281,417	$3,657,821	76	$1,268

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

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Notes to Financial Statements

The following table summarizes the activity in capital shares of the Funds:

For the Fiscal Year or Period Ended October 31, 2013
	GROWTH FUND		OPPORTUNISTIC VALUE FUND		FOCUS GROWTH FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,698,446	$288,677,549	4,154,726	$55,950,662	1,246,440	$17,652,590
Shares issued as reinvestment of distributions	4,375,619	208,498,223	59,323	726,702	7,383	99,669
Less shares redeemed	(36,956,299)	(1,862,247,515)	(2,244,797)	(31,385,503)	(1,391,628)	(19,800,041)

Net increase (decrease)	(26,882,234)	$(1,365,071,743)	1,969,252	$25,291,861	(137,805)	$(2,047,782)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	23,972	$1,141,263	30,985	$397,608	8,803	$118,456
Shares issued as reinvestment of distributions	220,222	10,255,736	166	1,909	—	—
Less shares redeemed	(2,260,426)	(110,984,722)	(59,629)	(741,007)	(92,412)	(1,231,635)

Net increase (decrease)	(2,016,232)	$(99,587,723)	(28,478)	$(341,490)	(83,609)	$(1,113,179)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,038,050	$45,361,329	364,549	$4,850,080	116,600	$1,551,043
Shares issued as reinvestment of distributions	1,854,456	78,072,616	1,932	22,046	—	—
Less shares redeemed	(10,183,035)	(454,207,080)	(87,297)	(1,061,935)	(173,524)	(2,328,639)

Net increase (decrease)	(7,290,529)	$(330,773,135)	279,184	$3,810,191	(56,924)	$(777,596)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	2,922,368	$162,340,572	919,296	$12,632,606	58,516	$874,383
Shares issued as reinvestment of distributions	1,766,350	93,121,966	14,489	181,117	14,398	195,660
Less shares redeemed	(20,021,303)	(1,112,047,082)	(373,331)	(5,434,924)	(296,097)	(4,194,034)

Net increase (decrease)	(15,332,585)	$(856,584,544)	560,454	$7,378,799	(223,183)	$(3,123,991)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	68,214	$3,386,646	210	$3,028	6,190	$92,967
Shares issued as reinvestment of distributions	23,488	1,100,673	91	1,105	33	451
Less shares redeemed	(212,982)	(10,750,078)	—	—	(3,332)	(47,964)

Net increase (decrease)	(121,280)	$(6,262,759)	301	$4,133	2,891	$45,454

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

172	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	DISCOVERY GROWTH FUND		DIVIDEND GROWTH FUND[1]		MID CAP GROWTH FUND[2]
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,115,666	$14,769,576	2,556,707	$24,928,779	1,225,759	$12,958,106
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(843,869)	(11,102,690)	(54,197)	(539,487)	(158)	(1,643)

Net increase (decrease)	271,797	$3,666,886	2,502,510	$24,389,292	1,225,601	$12,956,463

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	8,730	$110,024	—	$—	—	$—
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(10,514)	(134,925)	—	—	—	—

Net increase (decrease)	(1,784)	$(24,901)	—	$—	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	203,861	$2,605,304	24,452	$245,678	11,541	$115,915
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(222,207)	(2,870,963)	—	—	—	—

Net increase (decrease)	(18,346)	$(265,659)	24,452	$245,678	11,541	$115,915

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	229,709	$3,048,227	741,607	$7,260,988	687,645	$7,173,306
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(210,760)	(2,680,000)	(9,721)	(97,822)	(1,666)	(17,733)

Net increase (decrease)	18,949	$368,227	731,886	$7,163,166	685,979	$7,155,573

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	111,341	$1,480,601	10,000	$100,000	10,000	$100,000
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(89,351)	(1,221,464)	—	—	—	—

Net increase (decrease)	21,990	$259,137	10,000	$100,000	10,000	$100,000

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

1	Dividend Growth Fund commenced operations on August 5, 2013.

2	Mid Cap Growth Fund commenced operations on August 5, 2013.

www.calamos.com	173

Notes to Financial Statements

	INTERNATIONAL GROWTH FUND		EVOLVING WORLD GROWTH FUND		GLOBAL EQUITY FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	10,802,866	$193,763,129	7,723,094	$101,784,615	9,760,230	$131,850,226
Shares issued as reinvestment of distributions	52,310	923,270	—	—	17,456	231,115
Less shares redeemed	(18,294,146)	(329,487,625)	(6,775,607)	(88,707,523)	(8,333,709)	(113,588,810)

Net increase (decrease)	(7,438,970)	$(134,801,226)	947,487	$13,077,092	1,443,977	$18,492,531

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	29,290	$502,349	22,518	$291,814	50,324	$649,937
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(280,526)	(4,814,102)	(17,817)	(229,594)	(59,580)	(779,669)

Net increase (decrease)	(251,236)	$(4,311,753)	4,701	$62,220	(9,256)	$(129,732)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	768,597	$13,094,768	1,539,239	$19,831,625	1,258,808	$16,272,301
Shares issued as reinvestment of distributions	—	—	—	—	—	—
Less shares redeemed	(1,159,252)	(19,832,027)	(747,435)	(9,581,125)	(1,015,692)	(13,416,293)

Net increase (decrease)	(390,655)	$(6,737,259)	791,804	$10,250,500	243,116	$2,856,008

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	14,608,489	$266,666,758	19,018,471	$252,751,897	6,162,361	$83,548,120
Shares issued as reinvestment of distributions	89,627	1,598,047	27,826	363,964	47,653	635,699
Less shares redeemed	(14,833,970)	(269,940,403)	(10,472,864)	(136,561,098)	(8,929,078)	(121,432,649)

Net increase (decrease)	(135,854)	$(1,675,598)	8,573,433	$116,554,763	(2,719,064)	$(37,248,830)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	759,251	$13,419,670	70,612	$914,875	586,540	$7,817,862
Shares issued as reinvestment of distributions	514	8,961	—	—	357	4,668
Less shares redeemed	(434,439)	(7,775,823)	(54,787)	(713,170)	(317,533)	(4,299,880)

Net increase (decrease)	325,326	$5,652,808	15,825	$201,705	269,364	$3,522,650

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

174	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	GROWTH AND INCOME FUND		GLOBAL GROWTH AND INCOME FUND		CONVERTIBLE FUND
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,624,160	$153,687,328	2,159,870	$24,036,513	3,670,210	$67,242,380
Shares issued as reinvestment of distributions	1,880,736	60,221,176	756,099	8,155,998	2,735,077	45,128,774
Less shares redeemed	(21,956,925)	(728,975,535)	(13,068,165)	(145,527,659)	(16,244,834)	(285,420,730)

Net increase (decrease)	(15,452,029)	$(515,067,031)	(10,152,196)	$(113,335,148)	(9,839,547)	$(173,049,576)

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	22,141	$825,195	13,117	$145,935	12,974	$265,125
Shares issued as reinvestment of distributions	56,819	2,085,824	29,572	322,632	31,242	630,774
Less shares redeemed	(1,352,731)	(51,376,465)	(642,976)	(7,193,118)	(223,588)	(4,802,762)

Net increase (decrease)	(1,273,771)	$(48,465,446)	(600,287)	$(6,724,551)	(179,372)	$(3,906,863)

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	1,187,982	$39,362,881	748,241	$7,811,651	994,748	$17,447,422
Shares issued as reinvestment of distributions	965,517	31,060,689	439,157	4,461,838	1,411,403	23,104,667
Less shares redeemed	(9,928,459)	(331,037,669)	(7,343,846)	(76,673,236)	(7,371,270)	(128,691,317)

Net increase (decrease)	(7,774,960)	$(260,614,099)	(6,156,448)	$(64,399,747)	(4,965,119)	$(88,139,228)

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	4,899,837	$158,679,841	4,029,711	$45,494,634	4,199,805	$70,482,843
Shares issued as reinvestment of distributions	845,738	26,437,755	1,852,975	20,297,892	2,145,759	32,744,280
Less shares redeemed	(15,382,928)	(498,921,712)	(75,709,941)	(845,838,159)	(15,449,051)	(251,930,059)

Net increase (decrease)	(9,637,353)	$(313,804,116)	(69,827,255)	$(780,045,633)	(9,103,487)	$(148,702,936)

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	181,518	$5,988,461	39,218	$433,005	39,053	$695,991
Shares issued as reinvestment of distributions	20,529	653,652	5,021	53,688	15,266	250,976
Less shares redeemed	(264,294)	(8,867,125)	(183,060)	(2,019,808)	(77,309)	(1,373,926)

Net increase (decrease)	(62,247)	$(2,225,012)	(138,821)	$(1,533,115)	(22,990)	$(426,959)

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

www.calamos.com	175

Notes to Financial Statements

	TOTAL RETURN BOND FUND
Class A	Shares	Dollars
Shares sold	1,707,185	$18,745,379
Shares issued as reinvestment of distributions	322,450	3,543,119
Less shares redeemed	(5,774,312)	(63,223,596)

Net increase (decrease)	(3,744,677)	$(40,935,098)

Class B	Shares	Dollars
Shares sold*	70,153	$773,191
Shares issued as reinvestment of distributions	11,329	124,624
Less shares redeemed	(410,048)	(4,506,040)

Net increase (decrease)	(328,566)	$(3,608,225)

Class C	Shares	Dollars
Shares sold	440,929	$4,877,673
Shares issued as reinvestment of distributions	55,114	606,115
Less shares redeemed	(2,042,871)	(22,355,365)

Net increase (decrease)	(1,546,828)	$(16,871,577)

Class I	Shares	Dollars
Shares sold	450,561	$4,949,172
Shares issued as reinvestment of distributions	128,953	1,414,603
Less shares redeemed	(702,976)	(7,662,210)

Net increase (decrease)	(123,462)	$(1,298,435)

Class R	Shares	Dollars
Shares sold	55,058	$606,129
Shares issued as reinvestment of distributions	4,632	50,787
Less shares redeemed	(10,755)	(118,993)

Net increase (decrease)	48,935	$537,923

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

176	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Notes to Financial Statements

	HIGH INCOME FUND		MARKET NEUTRAL INCOME FUND		LONG/SHORT FUND[3]
Class A	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	7,232,856	$71,447,444	45,727,908	$588,547,503	903,306	$9,247,235
Shares issued as reinvestment of distributions	1,468,421	14,515,578	1,286,792	16,447,259	—	—
Less shares redeemed	(10,017,503)	(99,389,960)	(34,667,671)	(445,214,378)	(2,399)	(24,093)

Net increase (decrease)	(1,316,226)	$(13,426,938)	12,347,029	$159,780,384	900,907	$9,223,142

Class B	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold*	64,474	$667,898	31,555	$427,193	—	$—
Shares issued as reinvestment of distributions	23,198	240,033	2,951	39,665	—	—
Less shares redeemed	(342,371)	(3,557,932)	(342,944)	(4,633,172)	—	—

Net increase (decrease)	(254,699)	$(2,650,001)	(308,438)	$(4,166,314)	—	$—

Class C	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	343,671	$3,539,419	5,377,854	$70,429,097	37,379	$373,819
Shares issued as reinvestment of distributions	179,067	1,836,681	100,519	1,303,042	—	—
Less shares redeemed	(1,401,938)	(14,429,405)	(4,489,270)	(58,490,445)	—	—

Net increase (decrease)	(879,200)	$(9,053,305)	989,103	$13,241,694	37,379	$373,819

Class I	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	540,433	$5,384,760	75,572,896	$962,950,220	3,544,198	$35,611,377
Shares issued as reinvestment of distributions	186,855	1,846,715	1,306,946	16,547,425	—	—
Less shares redeemed	(1,544,125)	(15,363,141)	(38,321,966)	(487,366,131)	(2,286)	(23,553)

Net increase (decrease)	(816,837)	$(8,131,666)	38,557,876	$492,131,514	3,541,912	$35,587,824

Class R	Shares	Dollars	Shares	Dollars	Shares	Dollars
Shares sold	5,874	$58,269	214,511	$2,752,839	10,000	$100,000
Shares issued as reinvestment of distributions	1,105	10,902	3,475	44,254	—	—
Less shares redeemed	(25,249)	(248,870)	(214,812)	(2,736,436)	—	—

Net increase (decrease)	(18,270)	$(179,699)	3,174	$60,657	10,000	$100,000

*	Class B shares continue to be outstanding but are no longer an offered class of shares.

3	Long/Short Fund commenced operations on June 3, 2013.

www.calamos.com	177

Calamos Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$58.75	$49.90	$51.06	$49.18		$40.60
Income from investment operations:
Net investment income (loss)(a)	(0.20)	(0.05)	(0.22)	(0.32)		(0.16)
Net realized and unrealized gain (loss)	6.90	12.63	1.21	2.20		8.74
Total from investment operations	6.70	12.58	0.99	1.88		8.58
Distributions:
Dividends from net investment income	—	—	—	—		—
Dividends from net realized gains	(15.29)	(3.73)	(2.15)	—		—
Total distributions	(15.29)	(3.73)	(2.15)	—		—
Net asset value, end of year	$50.16	$58.75	$49.90	$51.06		$49.18
Ratios and supplemental data:
Total return(b)	13.84%	26.95%	2.26%	3.82%		21.13%
Net assets, end of year (000)	$1,718,674	$2,237,328	$3,241,595	$4,232,942		$4,721,389
Ratio of net expenses to average net assets	1.26%	1.26%	1.29%	1.26%		1.27%
Ratio of gross expenses to average net assets prior to expense reductions	1.26%	1.26%	1.29%	1.26%		1.27%
Ratio of net investment income (loss) to average net assets	(0.42% )	(0.10% )	(0.44% )	(0.60%	)	(0.37%	)

	Year Ended October 31,
	2014	2013	2012	2011		2010
Portfolio turnover rate	41.8%	67.1%	57.0%	84.7%		52.7%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

178	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$57.05	$48.90	$50.44	$48.96		$40.72
Income from investment operations:
Net investment income (loss)(a)	(0.56)	(0.43)	(0.59)	(0.71)		(0.50)
Net realized and unrealized gain (loss)	6.64	12.31	1.20	2.19		8.74
Total from investment operations	6.08	11.88	0.61	1.48		8.24
Distributions:
Dividends from net investment income	—	—	—	—		—
Dividends from net realized gains	(15.29)	(3.73)	(2.15)	—		—
Total distributions	(15.29)	(3.73)	(2.15)	—		—
Net asset value, end of year	$47.84	$57.05	$48.90	$50.44		$48.96
Ratios and supplemental data:
Total return(b)	12.97%	26.00%	1.50%	3.02%		20.24%
Net assets, end of year (000)	$36,835	$84,895	$171,357	$335,792		$508,828
Ratio of net expenses to average net assets	2.00%	2.02%	2.03%	2.01%		2.02%
Ratio of gross expenses to average net assets prior to expense reductions	2.00%	2.02%	2.03%	2.01%		2.02%
Ratio of net investment income (loss) to average net assets	(1.17% )	(0.86% )	(1.18% )	(1.34%	)	(1.12%	)

	CLASS C
	Year Ended October 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$51.58	$44.56	$46.16	$44.80		$37.26
Income from investment operations:
Net investment income (loss)(a)	(0.48)	(0.38)	(0.54)	(0.66)		(0.45)
Net realized and unrealized gain (loss)	5.85	11.13	1.09	2.02		7.99
Total from investment operations	5.37	10.75	0.55	1.36		7.54
Distributions:
Dividends from net investment income	—	—	—	—		—
Dividends from net realized gains	(15.29)	(3.73)	(2.15)	—		—
Total distributions	(15.29)	(3.73)	(2.15)	—		—
Net asset value, end of year	$41.66	$51.58	$44.56	$46.16		$44.80
Ratios and supplemental data:
Total return(b)	12.97%	26.00%	1.51%	3.04%		20.24%
Net assets, end of year (000)	$959,445	$1,096,492	$1,272,104	$1,517,047		$1,718,714
Ratio of net expenses to average net assets	2.01%	2.01%	2.04%	2.01%		2.02%
Ratio of gross expenses to average net assets prior to expense reductions	2.01%	2.01%	2.04%	2.01%		2.02%
Ratio of net investment income (loss) to average net assets	(1.17% )	(0.85% )	(1.19% )	(1.35%	)	(1.12%	)

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$65.15	$54.81	$55.72	$53.54		$44.09
Income from investment operations:
Net investment income (loss)(a)	(0.10)	0.08	(0.10)	(0.21)		(0.05)
Net realized and unrealized gain (loss)	7.83	13.99	1.34	2.39		9.50
Total from investment operations	7.73	14.07	1.24	2.18		9.45
Distributions:
Dividends from net investment income	—	—	—	—		—
Dividends from net realized gains	(15.29)	(3.73)	(2.15)	—		—
Total distributions	(15.29)	(3.73)	(2.15)	—		—
Net asset value, end of year	$57.59	$65.15	$54.81	$55.72		$53.54
Ratios and supplemental data:
Total return(b)	14.12%	27.27%	2.53%	4.07%		21.43%
Net assets, end of year (000)	$759,432	$1,010,805	$1,690,739	$1,628,191		$1,335,967
Ratio of net expenses to average net assets	1.01%	1.02%	1.04%	1.01%		1.02%
Ratio of gross expenses to average net assets prior to expense reductions	1.01%	1.02%	1.04%	1.01%		1.02%
Ratio of net investment income (loss) to average net assets	(0.18% )	0.15%	(0.19% )	(0.37%	)	(0.11%	)

	CLASS R
	Year Ended October 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$57.65	$49.15	$50.44	$48.71		$40.31
Income from investment operations:
Net investment income (loss)(a)	(0.32)	(0.18)	(0.34)	(0.46)		(0.27)
Net realized and unrealized gain (loss)	6.74	12.41	1.20	2.19		8.67
Total from investment operations	6.42	12.23	0.86	1.73		8.40
Distributions:
Dividends from net investment income	—	—	—	—		—
Dividends from net realized gains	(15.29)	(3.73)	(2.15)	—		—
Total distributions	(15.29)	(3.73)	(2.15)	—		—
Net asset value, end of year	$48.78	$57.65	$49.15	$50.44		$48.71
Ratios and supplemental data:
Total return(b)	13.56%	26.62%	2.02%	3.55%		20.84%
Net assets, end of year (000)	$10,089	$11,634	$15,879	$13,030		$9,071
Ratio of net expenses to average net assets	1.51%	1.51%	1.54%	1.51%		1.52%
Ratio of gross expenses to average net assets prior to expense reductions	1.51%	1.51%	1.54%	1.51%		1.52%
Ratio of net investment income (loss) to average net assets	(0.67% )	(0.35% )	(0.68% )	(0.88%	)	(0.62%	)

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

180	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Opportunistic Value Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$15.22	$12.15	$11.25	$11.02	$10.57
Income from investment operations:
Net investment income (loss)(a)	0.18	0.18	0.10	0.01	(0.00)**
Net realized and unrealized gain (loss)	0.92	3.07	0.80	0.22	0.48
Total from investment operations	1.10	3.25	0.90	0.23	0.48
Distributions:
Dividends from net investment income	(0.14)	(0.18)	—	—	(0.03)
Dividends from net realized gains	(1.11)	—	—	—	—
Total distributions	(1.25)	(0.18)	—	—	(0.03)
Net asset value, end of year	$15.07	$15.22	$12.15	$11.25	$11.02
Ratios and supplemental data:
Total return(b)	7.67%	27.12%	8.00%	2.09%	4.52%
Net assets, end of year (000)	$58,419	$78,843	$38,992	$23,964	$31,556
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.52%	1.60%
Ratio of gross expenses to average net assets prior to expense reductions	1.50%	1.53%	1.72%	1.67%	1.60%
Ratio of net investment income (loss) to average net assets	1.19%	1.31%	0.84%	0.11%	0.03%

	Year Ended October 31,
	2014	2013	2012	2011	2010
Portfolio turnover rate	165.4%	250.3%	204.9%	27.4%	37.7%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Opportunistic Value Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$14.17	$11.24	$10.49	$10.35		$9.98
Income from investment operations:
Net investment income (loss)(a)	0.06	0.07	0.02	(0.07)		(0.07)
Net realized and unrealized gain (loss)	0.85	2.88	0.73	0.21		0.44
Total from investment operations	0.91	2.95	0.75	0.14		0.37
Distributions:
Dividends from net investment income	(0.03)	(0.02)	—	—		—
Dividends from net realized gains	(1.11)	—	—	—		—
Total distributions	(1.14)	(0.02)	—	—		—
Net asset value, end of year	$13.94	$14.17	$11.24	$10.49		$10.35
Ratios and supplemental data:
Total return(b)	6.74%	26.28%	7.15%	1.35%		3.71%
Net assets, end of year (000)	$348	$1,103	$1,195	$2,308		$3,903
Ratio of net expenses to average net assets	1.90%	1.90%	1.90%	2.29%		2.34%
Ratio of gross expenses to average net assets prior to expense reductions	2.24%	2.28%	2.47%	2.42%		2.34%
Ratio of net investment income (loss) to average net assets	0.42%	0.59%	0.20%	(0.63%	)	(0.70%	)

	CLASS C
	Year Ended October 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$14.09	$11.23	$10.48	$10.34		$9.97
Income from investment operations:
Net investment income (loss)(a)	0.06	0.08	0.02	(0.07)		(0.07)
Net realized and unrealized gain (loss)	0.85	2.85	0.73	0.21		0.44
Total from investment operations	0.91	2.93	0.75	0.14		0.37
Distributions:
Dividends from net investment income	(0.10)	(0.07)	—	—		—
Dividends from net realized gains	(1.11)	—	—	—		—
Total distributions	(1.21)	(0.07)	—	—		—
Net asset value, end of year	$13.79	$14.09	$11.23	$10.48		$10.34
Ratios and supplemental data:
Total return(b)	6.82%	26.27%	7.16%	1.35%		3.71%
Net assets, end of year (000)	$9,964	$8,641	$3,753	$3,974		$5,915
Ratio of net expenses to average net assets	1.90%	1.90%	1.90%	2.28%		2.35%
Ratio of gross expenses to average net assets prior to expense reductions	2.25%	2.28%	2.47%	2.42%		2.35%
Ratio of net investment income (loss) to average net assets	0.44%	0.59%	0.16%	(0.63%	)	(0.71%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

182	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Opportunistic Value Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$15.57	$12.41	$11.46	$11.20		$10.74
Income from investment operations:
Net investment income (loss)(a)	0.22	0.22	0.14	0.04		0.03
Net realized and unrealized gain (loss)	0.94	3.14	0.81	0.22		0.48
Total from investment operations	1.16	3.36	0.95	0.26		0.51
Distributions:
Dividends from net investment income	(0.18)	(0.20)	—	—		(0.05)
Dividends from net realized gains	(1.11)	—	—	—		—
Total distributions	(1.29)	(0.20)	—	—		(0.05)
Net asset value, end of year	$15.44	$15.57	$12.41	$11.46		$11.20
Ratios and supplemental data:
Total return(b)	7.87%	27.47%	8.29%	2.32%		4.79%
Net assets, end of year (000)	$32,147	$20,857	$9,671	$11,227		$17,340
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	1.27%		1.35%
Ratio of gross expenses to average net assets prior to expense reductions	1.25%	1.28%	1.48%	1.42%		1.35%
Ratio of net investment income (loss) to average net assets	1.45%	1.56%	1.15%	0.37%		0.28%

	CLASS R
	Year Ended October 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$15.09	$12.02	$11.16	$10.96		$10.52
Income from investment operations:
Net investment income (loss)(a)	0.14	0.14	0.07	(0.01)		(0.02)
Net realized and unrealized gain (loss)	0.90	3.07	0.79	0.21		0.46
Total from investment operations	1.04	3.21	0.86	0.20		0.44
Distributions:
Dividends from net investment income	(0.11)	(0.14)	—	—		(0.00)**
Dividends from net realized gains	(1.11)	—	—	—		—
Total distributions	(1.22)	(0.14)	—	—		—
Net asset value, end of year	$14.91	$15.09	$12.02	$11.16		$10.96
Ratios and supplemental data:
Total return(b)	7.28%	26.94%	7.71%	1.82%		4.21%
Net assets, end of year (000)	$144	$128	$98	$91		$89
Ratio of net expenses to average net assets	1.40%	1.40%	1.40%	1.76%		1.85%
Ratio of gross expenses to average net assets prior to expense reductions	1.75%	1.78%	1.97%	1.93%		1.85%
Ratio of net investment income (loss) to average net assets	0.95%	1.08%	0.65%	(0.10%	)	(0.23% )

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Focus Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$16.71	$13.10	$12.37	$11.93		$10.51
Income from investment operations:
Net investment income (loss)(a)	(0.04)	0.00 **	0.01	(0.03)		(0.02)
Net realized and unrealized gain (loss)	1.94	3.67	0.72	0.47		1.46
Total from investment operations	1.90	3.67	0.73	0.44		1.44
Distributions:
Dividends from net investment income	(0.02)	(0.06)	—	—		(0.02)
Dividends from net realized gains	—	—	—	—		—
Total distributions	(0.02)	(0.06)	—	—		(0.02)
Net asset value, end of year	$18.59	$16.71	$13.10	$12.37		$11.93
Ratios and supplemental data:
Total return(b)	11.37%	28.15%	5.90%	3.69%		13.72%
Net assets, end of year (000)	$19,709	$26,249	$22,389	$22,702		$24,518
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.44%		1.56%
Ratio of gross expenses to average net assets prior to expense reductions	1.52%	1.63%	1.57%	1.57%		1.56%
Ratio of net investment income (loss) to average net assets	(0.25% )	0.01%	0.06%	(0.28%	)	(0.18% )

	Year Ended October 31,
	2014	2013	2012	2011		2010
Portfolio turnover rate	61.0%	89.0%	47.9%	73.5%		49.4%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

184	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Focus Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2014		2013		2012		2011		2010
Net asset value, beginning of year	$15.76		$12.39		$11.78		$11.45		$10.14
Income from investment operations:
Net investment income (loss)(a)	(0.17)		(0.09)		(0.08)		(0.13)		(0.10)
Net realized and unrealized gain (loss)	1.83		3.46		0.69		0.46		1.41
Total from investment operations	1.66		3.37		0.61		0.33		1.31
Distributions:
Dividends from net investment income	—		—		—		—		—
Dividends from net realized gains	—		—		—		—		—
Total distributions	—		—		—		—		—
Net asset value, end of year	$17.42		$15.76		$12.39		$11.78		$11.45
Ratios and supplemental data:
Total return(b)	10.53%		27.20%		5.18%		2.88%		12.92%
Net assets, end of year (000)	$449		$796		$1,662		$2,893		$4,171
Ratio of net expenses to average net assets	1.90%		1.90%		1.90%		2.20%		2.31%
Ratio of gross expenses to average net assets prior to expense reductions	2.27%		2.39%		2.33%		2.32%		2.31%
Ratio of net investment income (loss) to average net assets	(1.00%	)	(0.68%	)	(0.70%	)	(1.03%	)	(0.92%	)

	CLASS C
	Year Ended October 31,
	2014		2013		2012		2011		2010
Net asset value, beginning of year	$15.76		$12.39		$11.79		$11.45		$10.15
Income from investment operations:
Net investment income (loss)(a)	(0.17)		(0.10)		(0.09)		(0.12)		(0.10)
Net realized and unrealized gain (loss)	1.83		3.47		0.69		0.46		1.40
Total from investment operations	1.66		3.37		0.60		0.34		1.30
Distributions:
Dividends from net investment income	—		—		—		—		—
Dividends from net realized gains	—		—		—		—		—
Total distributions	—		—		—		—		—
Net asset value, end of year	$17.42		$15.76		$12.39		$11.79		$11.45
Ratios and supplemental data:
Total return(b)	10.53%		27.20%		5.09%		2.97%		12.81%
Net assets, end of year (000)	$14,092		$10,914		$9,287		$10,153		$10,628
Ratio of net expenses to average net assets	1.90%		1.90%		1.90%		2.19%		2.31%
Ratio of gross expenses to average net assets prior to expense reductions	2.27%		2.38%		2.33%		2.32%		2.31%
Ratio of net investment income (loss) to average net assets	(1.01%	)	(0.74%	)	(0.70%	)	(1.03%	)	(0.92%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Focus Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2014		2013	2012		2011		2010
Net asset value, beginning of year	$16.86		$13.23	$12.46		$11.98		$10.56
Income from investment operations:
Net investment income (loss)(a)	0.00	**	0.04	0.04		(0.00)		0.01
Net realized and unrealized gain (loss)	1.96		3.69	0.73		0.48		1.46
Total from investment operations	1.96		3.73	0.77		0.48		1.47
Distributions:
Dividends from net investment income	(0.05)		(0.10)	—		—		(0.05)
Dividends from net realized gains	—		—	—		—		—
Total distributions	(0.05)		(0.10)	—		—		(0.05)
Net asset value, end of year	$18.77		$16.86	$13.23		$12.46		$11.98
Ratios and supplemental data:
Total return(b)	11.67%		28.42%	6.18%		4.01%		13.97%
Net assets, end of year (000)	$30,173		$27,931	$24,863		$24,547		$23,441
Ratio of net expenses to average net assets	0.90%		0.90%	0.90%		1.18%		1.31%
Ratio of gross expenses to average net assets prior to expense reductions	1.27%		1.38%	1.32%		1.32%		1.31%
Ratio of net investment income (loss) to average net assets	0.00%	***	0.27%	0.30%		(0.02%	)	0.08%

	CLASS R
	Year Ended October 31,
	2014		2013	2012		2011		2010
Net asset value, beginning of year	$16.51		$12.97	$12.28		$11.87		$10.47
Income from investment operations:
Net investment income (loss)(a)	(0.08)		(0.04)	(0.03)		(0.07)		(0.05)
Net realized and unrealized gain (loss)	1.91		3.63	0.72		0.48		1.45
Total from investment operations	1.83		3.59	0.69		0.41		1.40
Distributions:
Dividends from net investment income	—		(0.05)	—		—		—
Dividends from net realized gains	—		—	—		—		—
Total distributions	—		(0.05)	—		—		—
Net asset value, end of year	$18.34		$16.51	$12.97		$12.28		$11.87
Ratios and supplemental data:
Total return(b)	11.08%		27.80%	5.62%		3.45%		13.37%
Net assets, end of year (000)	$204		$266	$172		$103		$99
Ratio of net expenses to average net assets	1.40%		1.40%	1.40%		1.68%		1.81%
Ratio of gross expenses to average net assets prior to expense reductions	1.77%		1.88%	1.82%		1.82%		1.81%
Ratio of net investment income (loss) to average net assets	(0.49%	)	(0.26% )	(0.21%	)	(0.52%	)	(0.43% )

**	Amounts are less than $0.005.

***	Amount is less than 0.005%

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

186	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Discovery Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,					June 1, 2010* through October 31,
	2014	2013		2012	2011	2010
Net asset value, beginning of year	$14.77	$11.82		$12.04	$11.64	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.15)	(0.12)		(0.13)	(0.14)	(0.04)
Net realized and unrealized gain (loss)	1.78	3.07		(0.09)	0.55	1.68
Total from investment operations	1.63	2.95		(0.22)	0.41	1.64
Distributions:
Dividends from net investment income	—	—		—	(0.01)	—
Dividends from net realized gains	(2.07)	—		—	—	—
Total distributions	(2.07)	—		—	(0.01)	—
Net asset value, end of year	$14.33	$14.77		$11.82	$12.04	$11.64
Ratios and supplemental data:
Total return(b)	12.14%	24.96%		(1.83% )	3.55%	16.40%
Net assets, end of year (000)	$31,009	$30,726		$21,384	$23,463	$14,557
Ratio of net expenses to average net assets	1.50%	1.50%		1.50%	1.50%	1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.62%	1.69%		1.74%	1.84%	2.63%	(c)
Ratio of net investment income (loss) to average net assets	(1.06% )	(0.88%	)	(1.10% )	(1.08% )	(0.99%	)(c)

	Year Ended October 31,					June 1, 2010* through October 31,
	2014	2013		2012	2011	2010
Portfolio turnover rate	152.7%	248.3%		139.8%	97.1%	26.2%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Discovery Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,						June 1, 2010* through October 31,
	2014	2013		2012	2011		2010
Net asset value, beginning of year	$14.42	$11.63		$11.93	$11.60		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.24)	(0.20)		(0.22)	(0.24)		(0.08)
Net realized and unrealized gain (loss)	1.72	2.99		(0.08)	0.57		1.68
Total from investment operations	1.48	2.79		(0.30)	0.33		1.60
Distributions:
Dividends from net investment income	—	—		—	—		—
Dividends from net realized gains	(2.07)	—		—	—		—
Total distributions	(2.07)	—		—	—		—
Net asset value, end of year	$13.83	$14.42		$11.63	$11.93		$11.60
Ratios and supplemental data:
Total return(b)	11.28%	23.99%		(2.51% )	2.84%		16.00%
Net assets, end of year (000)	$1,682	$1,633		$1,338	$1,451		$1,160
Ratio of net expenses to average net assets	2.25%	2.25%		2.25%	2.25%		2.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.37%	2.44%		2.49%	2.61%		3.41%	(c)
Ratio of net investment income (loss) to average net assets	(1.81% )	(1.60%	)	(1.84% )	(1.81%	)	(1.74%	)(c)

	CLASS C
	Year Ended October 31,						June 1, 2010* through October 31,
	2014	2013		2012	2011		2010
Net asset value, beginning of year	$14.42	$11.64		$11.93	$11.60		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.24)	(0.20)		(0.22)	(0.24)		(0.08)
Net realized and unrealized gain (loss)	1.72	2.98		(0.07)	0.57		1.68
Total from investment operations	1.48	2.78		(0.29)	0.33		1.60
Distributions:
Dividends from net investment income	—	—		—	—		—
Dividends from net realized gains	(2.07)	—		—	—		—
Total distributions	(2.07)	—		—	—		—
Net asset value, end of year	$13.83	$14.42		$11.64	$11.93		$11.60
Ratios and supplemental data:
Total return(b)	11.30%	23.88%		(2.43% )	2.84%		16.00%
Net assets, end of year (000)	$2,542	$2,553		$2,274	$2,524		$1,545
Ratio of net expenses to average net assets	2.25%	2.25%		2.25%	2.25%		2.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.37%	2.45%		2.49%	2.59%		3.38%	(c)
Ratio of net investment income (loss) to average net assets	(1.80% )	(1.56%	)	(1.84% )	(1.82%	)	(1.76%	)(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

188	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Discovery Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,					June 1, 2010* through October 31,
	2014	2013		2012	2011	2010
Net asset value, beginning of year	$14.89	$11.89		$12.07	$11.65	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.11)	(0.08)		(0.10)	(0.12)	(0.03)
Net realized and unrealized gain (loss)	1.79	3.08		(0.08)	0.57	1.68
Total from investment operations	1.68	3.00		(0.18)	0.45	1.65
Distributions:
Dividends from net investment income	—	—		—	(0.03)	—
Dividends from net realized gains	(2.07)	—		—	—	—
Total distributions	(2.07)	—		—	(0.03)	—
Net asset value, end of year	$14.50	$14.89		$11.89	$12.07	$11.65
Ratios and supplemental data:
Total return(b)	12.40%	25.23%		(1.49% )	3.82%	16.50%
Net assets, end of year (000)	$10,519	$11,062		$8,608	$7,738	$2,540
Ratio of net expenses to average net assets	1.25%	1.25%		1.25%	1.25%	1.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.37%	1.44%		1.49%	1.54%	2.40%	(c)
Ratio of net investment income (loss) to average net assets	(0.81% )	(0.60%	)	(0.83% )	(0.89% )	(0.74%	)(c)

	CLASS R
	Year Ended October 31,					June 1, 2010* through October 31,
	2014	2013		2012	2011	2010
Net asset value, beginning of year	$14.66	$11.77		$12.01	$11.63	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.18)	(0.14)		(0.16)	(0.17)	(0.05)
Net realized and unrealized gain (loss)	1.77	3.03		(0.08)	0.55	1.68
Total from investment operations	1.59	2.89		(0.24)	0.38	1.63
Distributions:
Dividends from net investment income	—	—		—	—	—
Dividends from net realized gains	(2.07)	—		—	—	—
Total distributions	(2.07)	—		—	—	—
Net asset value, end of year	$14.18	$14.66		$11.77	$12.01	$11.63
Ratios and supplemental data:
Total return(b)	11.93%	24.55%		(2.00% )	3.27%	16.30%
Net assets, end of year (000)	$1,822	$1,787		$1,175	$1,201	$1,163
Ratio of net expenses to average net assets	1.75%	1.75%		1.75%	1.75%	1.75%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.87%	1.94%		1.99%	2.13%	2.91%	(c)
Ratio of net investment income (loss) to average net assets	(1.31% )	(1.11%	)	(1.34% )	(1.29% )	(1.24%	)(c)

*	Commencement of operations.

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	189

Calamos Dividend Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,	August 5, 2013* through October 31,
	2014	2013
Net asset value, beginning of year	$10.36	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.39	0.05
Net realized and unrealized gain (loss)	0.24	0.31
Total from investment operations	0.63	0.36
Distributions:
Dividends from net investment income	(0.18)	—
Dividends from net realized gains	(0.03)	—
Total distributions	(0.21)	—
Net asset value, end of year	$10.78	$10.36
Ratios and supplemental data:
Total return(b)	6.12%	3.60%
Net assets, end of year (000)	$28,365	$25,922
Ratio of net expenses to average net assets	1.35%	1.35%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.73%	2.14%	(c)
Ratio of net investment income (loss) to average net assets	3.68%	1.99%	(c)

	Year Ended October 31,	August 5, 2013* through October 31,
	2014	2013
Portfolio turnover rate	130.0%	20.7%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

190	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Dividend Growth Fund    Financial Highlights

	CLASS C
	Year Ended October 31,	August 5, 2013* through October 31,
	2014	2013
Net asset value, beginning of year	$10.34	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.31	0.03
Net realized and unrealized gain (loss)	0.25	0.31
Total from investment operations	0.56	0.34
Distributions:
Dividends from net investment income	(0.13)	—
Dividends from net realized gains	(0.03)	—
Total distributions	(0.16)	—
Net asset value, end of year	$10.74	$10.34
Ratios and supplemental data:
Total return(b)	5.40%	3.40%
Net assets, end of year (000)	$418	$253
Ratio of net expenses to average net assets	2.10%	2.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.44%	3.35%	(c)
Ratio of net investment income (loss) to average net assets	2.90%	1.39%	(c)

	CLASS I
	Year Ended October 31,	August 5, 2013* through October 31,
	2014	2013
Net asset value, beginning of year	$10.37	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.42	0.05
Net realized and unrealized gain (loss)	0.23	0.32
Total from investment operations	0.65	0.37
Distributions:
Dividends from net investment income	(0.20)	—
Dividends from net realized gains	(0.03)	—
Total distributions	(0.23)	—
Net asset value, end of year	$10.79	$10.37
Ratios and supplemental data:
Total return(b)	6.33%	3.70%
Net assets, end of year (000)	$8,020	$7,586
Ratio of net expenses to average net assets	1.10%	1.10%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.48%	2.13%	(c)
Ratio of net investment income (loss) to average net assets	3.97%	2.13%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	191

Calamos Dividend Growth Fund    Financial Highlights

	CLASS R
	Year Ended October 31,	August 5, 2013* through October 31,
	2014	2013
Net asset value, beginning of year	$10.35	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.37	0.04
Net realized and unrealized gain (loss)	0.24	0.31
Total from investment operations	0.61	0.35
Distributions:
Dividends from net investment income	(0.16)	—
Dividends from net realized gains	(0.03)	—
Total distributions	(0.19)	—
Net asset value, end of year	$10.77	$10.35
Ratios and supplemental data:
Total return(b)	5.89%	3.50%
Net assets, end of year (000)	$110	$104
Ratio of net expenses to average net assets	1.60%	1.60%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.98%	3.22%	(c)
Ratio of net investment income (loss) to average net assets	3.44%	1.62%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for years that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

192	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Mid Cap Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,		August 5, 2013* through October 31,
	2014		2013
Net asset value, beginning of year	$10.63		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.02)
Net realized and unrealized gain (loss)	0.79		0.65
Total from investment operations	0.73		0.63
Distributions:
Dividends from net investment income	(0.00	)**	—
Dividends from net realized gains	(0.00	)**	—
Return of capital	(0.00	)**	—
Total distributions	(0.00	)**	—
Net asset value, end of year	$11.36		$10.63
Ratios and supplemental data:
Total return(b)	6.90%		6.30%
Net assets, end of year (000)	$37,112		$13,032
Ratio of net expenses to average net assets	1.25%		1.25%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.68%		5.58%	(c)
Ratio of net investment income (loss) to average net assets	(0.58%	)	(0.72%	)(c)

	Year Ended October 31,		August 5, 2013* through October 31,
	2014		2013
Portfolio turnover rate	69.2%		12.0%

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	193

Calamos Mid Cap Growth Fund    Financial Highlights

	CLASS C
	Year Ended October 31,		August 5, 2013* through October 31,
	2014		2013
Net asset value, beginning of year	$10.61		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.14)		(0.04)
Net realized and unrealized gain (loss)	0.79		0.65
Total from investment operations	0.65		0.61
Distributions:
Dividends from net investment income	—		—
Dividends from net realized gains	(0.00	)**	—
Total distributions	(0.00	)**	—
Net asset value, end of year	$11.26		$10.61
Ratios and supplemental data:
Total return(b)	6.13%		6.10%
Net assets, end of year (000)	$583		$122
Ratio of net expenses to average net assets	2.00%		2.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.41%		6.60%	(c)
Ratio of net investment income (loss) to average net assets	(1.32%	)	(1.57%	)(c)

	CLASS I
	Year Ended October 31,		August 5, 2013* through October 31,
	2014		2013
Net asset value, beginning of year	$10.64		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.04)		(0.01)
Net realized and unrealized gain (loss)	0.81		0.65
Total from investment operations	0.77		0.64
Distributions:
Dividends from net investment income	(0.01)		—
Dividends from net realized gains	(0.00	)**	—
Return of capital	(0.00	)**	—
Total distributions	(0.01)		—
Net asset value, end of year	$11.40		$10.64
Ratios and supplemental data:
Total return(b)	7.21%		6.40%
Net assets, end of year (000)	$9,730		$7,299
Ratio of net expenses to average net assets	1.00%		1.00%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.46%		5.59%	(c)
Ratio of net investment income (loss) to average net assets	(0.33%	)	(0.54%	)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

194	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Mid Cap Growth Fund    Financial Highlights

	CLASS R
	Year Ended October 31,		August 5, 2013* through October 31,
	2014		2013
Net asset value, beginning of year	$10.63		$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.03)
Net realized and unrealized gain (loss)	0.79		0.66
Total from investment operations	0.70		0.63
Distributions:
Dividends from net investment income	—		—
Dividends from net realized gains	(0.00	)**	—
Total distributions	(0.00	)**	—
Net asset value, end of year	$11.33		$10.63
Ratios and supplemental data:
Total return(b)	6.59%		6.30%
Net assets, end of year (000)	$113		$106
Ratio of net expenses to average net assets	1.50%		1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	1.98%		6.13%	(c)
Ratio of net investment income (loss) to average net assets	(0.82%	)	(1.06%	)(c)

*	Commencement of operations.

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for years that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

www.calamos.com	195

Calamos International Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$19.24	$17.27	$16.32	$15.46		$12.64
Income from investment operations:
Net investment income (loss)(a)	0.09	0.09	0.06	(0.04)		(0.04)
Net realized and unrealized gain (loss)	0.02	1.92	0.89	0.90		2.86
Total from investment operations	0.11	2.01	0.95	0.86		2.82
Distributions:
Dividends from net investment income	(0.08)	(0.04)	—	—		—
Dividends from net realized gains	—	—	—	—		—
Total distributions	(0.08)	(0.04)	—	—		—
Net asset value, end of year	$19.27	$19.24	$17.27	$16.32		$15.46
Ratios and supplemental data:
Total return(b)	0.57%	11.64%	5.82%	5.56%		22.31%
Net assets, end of year (000)	$254,400	$368,964	$459,516	$238,764		$136,723
Ratio of net expenses to average net assets	1.39%	1.40%	1.40%	1.49%		1.67%
Ratio of gross expenses to average net assets prior to expense reductions	1.39%	1.48%	1.59%	1.58%		1.67%
Ratio of net investment income (loss) to average net assets	0.43%	0.50%	0.36%	(0.21%	)	(0.26%	)

	Year Ended October 31,
	2014	2013	2012	2011		2010
Portfolio turnover rate	81.6%	73.4%	55.7%	59.6%		63.1%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

196	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos International Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2014		2013		2012		2011		2010
Net asset value, beginning of year	$18.24		$16.45		$15.67		$14.96		$12.32
Income from investment operations:
Net investment income (loss)(a)	(0.09)		(0.05)		(0.07)		(0.16)		(0.14)
Net realized and unrealized gain (loss)	0.05		1.84		0.85		0.87		2.78
Total from investment operations	(0.04)		1.79		0.78		0.71		2.64
Distributions:
Dividends from net investment income	—		—		—		—		—
Dividends from net realized gains	—		—		—		—		—
Total distributions	—		—		—		—		—
Net asset value, end of year	$18.20		$18.24		$16.45		$15.67		$14.96
Ratios and supplemental data:
Total return(b)	(0.22%	)	10.88%		4.98%		4.75%		21.43%
Net assets, end of year (000)	$2,302		$5,995		$9,542		$13,500		$16,606
Ratio of net expenses to average net assets	2.15%		2.15%		2.15%		2.25%		2.42%
Ratio of gross expenses to average net assets prior to expense reductions	2.15%		2.23%		2.34%		2.32%		2.42%
Ratio of net investment income (loss) to average net assets	(0.46%	)	(0.26%	)	(0.45%	)	(1.01%	)	(1.02%	)

	CLASS C
	Year Ended October 31,
	2014		2013		2012		2011		2010
Net asset value, beginning of year	$18.21		$16.43		$15.65		$14.94		$12.30
Income from investment operations:
Net investment income (loss)(a)	(0.06)		(0.04)		(0.06)		(0.16)		(0.14)
Net realized and unrealized gain (loss)	0.03		1.82		0.84		0.87		2.78
Total from investment operations	(0.03)		1.78		0.78		0.71		2.64
Distributions:
Dividends from net investment income	—		—		—		—		—
Dividends from net realized gains	—		—		—		—		—
Total distributions	—		—		—		—		—
Net asset value, end of year	$18.18		$18.21		$16.43		$15.65		$14.94
Ratios and supplemental data:
Total return(b)	(0.16%	)	10.83%		4.98%		4.75%		21.46%
Net assets, end of year (000)	$59,756		$65,622		$65,621		$53,355		$48,200
Ratio of net expenses to average net assets	2.13%		2.15%		2.15%		2.25%		2.42%
Ratio of gross expenses to average net assets prior to expense reductions	2.13%		2.23%		2.34%		2.32%		2.42%
Ratio of net investment income (loss) to average net assets	(0.32%	)	(0.23%	)	(0.41%	)	(0.98%	)	(1.01%	)

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos International Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$19.48	$17.47	$16.47	$15.57		$12.72
Income from investment operations:
Net investment income (loss)(a)	0.13	0.14	0.10	0.01		0.01
Net realized and unrealized gain (loss)	0.03	1.94	0.90	0.89		2.87
Total from investment operations	0.16	2.08	1.00	0.90		2.88
Distributions:
Dividends from net investment income	(0.14)	(0.07)	—	—		(0.03)
Dividends from net realized gains	—	—	—	—		—
Total distributions	(0.14)	(0.07)	—	—		(0.03)
Net asset value, end of year	$19.50	$19.48	$17.47	$16.47		$15.57
Ratios and supplemental data:
Total return(b)	0.80%	11.97%	6.07%	5.78%		22.66%
Net assets, end of year (000)	$410,485	$460,587	$415,463	$226,298		$96,003
Ratio of net expenses to average net assets	1.14%	1.15%	1.15%	1.23%		1.42%
Ratio of gross expenses to average net assets prior to expense reductions	1.14%	1.23%	1.34%	1.33%		1.42%
Ratio of net investment income (loss) to average net assets	0.66%	0.79%	0.61%	0.07%		0.06%

	CLASS R
	Year Ended October 31,
	2014	2013	2012	2011		2010
Net asset value, beginning of year	$18.98	$17.06	$16.16	$15.35		$12.58
Income from investment operations:
Net investment income (loss)(a)	0.03	0.06	0.02	(0.08)		(0.07)
Net realized and unrealized gain (loss)	0.03	1.88	0.88	0.89		2.84
Total from investment operations	0.06	1.94	0.90	0.81		2.77
Distributions:
Dividends from net investment income	(0.04)	(0.02)	—	—		—
Dividends from net realized gains	—	—	—	—		—
Total distributions	(0.04)	(0.02)	—	—		—
Net asset value, end of year	$19.00	$18.98	$17.06	$16.16		$15.35
Ratios and supplemental data:
Total return(b)	0.33%	11.36%	5.57%	5.28%		22.02%
Net assets, end of year (000)	$14,650	$19,550	$12,016	$3,667		$1,163
Ratio of net expenses to average net assets	1.64%	1.65%	1.65%	1.73%		1.92%
Ratio of gross expenses to average net assets prior to expense reductions	1.64%	1.73%	1.84%	1.84%		1.92%
Ratio of net investment income (loss) to average net assets	0.14%	0.33%	0.11%	(0.46%	)	(0.49% )

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

198	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$13.97	$12.83	$12.47	$12.42	$10.30
Income from investment operations:
Net investment income (loss)(a)	0.06	0.03	0.04	0.01	0.08
Net realized and unrealized gain (loss)	(0.18)	1.11	0.32	0.08	2.11
Total from investment operations	(0.12)	1.14	0.36	0.09	2.19
Distributions:
Dividends from net investment income	(0.01)	—	—	(0.04)	(0.07)
Dividends from net realized gains	(0.11)	—	—	—	—
Total distributions	(0.12)	—	—	(0.04)	(0.07)
Net asset value, end of year	$13.73	$13.97	$12.83	$12.47	$12.42
Ratios and supplemental data:
Total return(b)	(0.84% )	8.89%	2.89%	0.68%	21.40%
Net assets, end of year (000)	$168,332	$164,273	$138,718	$104,365	$44,895
Ratio of net expenses to average net assets	1.61%	1.63%	1.60%	1.58%	1.67%
Ratio of gross expenses to average net assets prior to expense reductions	1.61%	1.63%	1.60%	1.58%	1.67%
Ratio of net investment income (loss) to average net assets	0.45%	0.23%	0.32%	0.08%	0.67%

	Year Ended October 31,
	2014	2013	2012	2011	2010
Portfolio turnover rate	99.9%	85.8%	50.1%	67.4%	48.3%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Evolving World Growth Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2014	2013		2012		2011		2010
Net asset value, beginning of year	$13.59	$12.58		$12.32		$12.32		$10.24
Income from investment operations:
Net investment income (loss)(a)	(0.03)	(0.07)		(0.06)		(0.09)		(0.01)
Net realized and unrealized gain (loss)	(0.19)	1.08		0.32		0.09		2.10
Total from investment operations	(0.22)	1.01		0.26		—		2.09
Distributions:
Dividends from net investment income	—	—		—		—		(0.01)
Dividends from net realized gains	(0.11)	—		—		—		—
Total distributions	(0.11)	—		—		—		(0.01)
Net asset value, end of year	$13.26	$13.59		$12.58		$12.32		$12.32
Ratios and supplemental data:
Total return(b)	(1.59% )	8.03%		2.11%		0.00%		20.42%
Net assets, end of year (000)	$713	$1,788		$1,595		$1,815		$1,819
Ratio of net expenses to average net assets	2.35%	2.38%		2.34%		2.33%		2.43%
Ratio of gross expenses to average net assets prior to expense reductions	2.35%	2.38%		2.34%		2.33%		2.43%
Ratio of net investment income (loss) to average net assets	(0.23% )	(0.52%	)	(0.46%	)	(0.71%	)	(0.11% )

	CLASS C
	Year Ended October 31,
	2014	2013		2012		2011		2010
Net asset value, beginning of year	$13.59	$12.57		$12.31		$12.31		$10.24
Income from investment operations:
Net investment income (loss)(a)	(0.04)	(0.06)		(0.05)		(0.09)		(0.01)
Net realized and unrealized gain (loss)	(0.18)	1.08		0.31		0.09		2.10
Total from investment operations	(0.22)	1.02		0.26		—		2.09
Distributions:
Dividends from net investment income	—	—		—		(0.00	)**	(0.02)
Dividends from net realized gains	(0.11)	—		—		—		—
Total distributions	(0.11)	—		—		—		(0.02)
Net asset value, end of year	$13.26	$13.59		$12.57		$12.31		$12.31
Ratios and supplemental data:
Total return(b)	(1.59% )	8.11%		2.11%		0.00%		20.43%
Net assets, end of year (000)	$44,611	$34,022		$21,527		$8,913		$3,472
Ratio of net expenses to average net assets	2.37%	2.39%		2.35%		2.33%		2.43%
Ratio of gross expenses to average net assets prior to expense reductions	2.37%	2.39%		2.35%		2.33%		2.43%
Ratio of net investment income (loss) to average net assets	(0.33% )	(0.50%	)	(0.41%	)	(0.66%	)	(0.07% )

**	Amount equated to less than $0.005 per common share.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

200	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Evolving World Growth Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$14.07	$12.92	$12.54	$12.46	$10.32
Income from investment operations:
Net investment income (loss)(a)	0.09	0.07	0.07	0.04	0.10
Net realized and unrealized gain (loss)	(0.18)	1.11	0.32	0.09	2.12
Total from investment operations	(0.09)	1.18	0.39	0.13	2.22
Distributions:
Dividends from net investment income	(0.04)	(0.03)	(0.01)	(0.05)	(0.08)
Dividends from net realized gains	(0.11)	—	—	—	—
Total distributions	(0.15)	(0.03)	(0.01)	(0.05)	(0.08)
Net asset value, end of year	$13.83	$14.07	$12.92	$12.54	$12.46
Ratios and supplemental data:
Total return(b)	(0.60% )	9.16%	3.11%	1.05%	21.68%
Net assets, end of year (000)	$436,546	$311,823	$175,572	$89,205	$52,875
Ratio of net expenses to average net assets	1.37%	1.39%	1.35%	1.33%	1.43%
Ratio of gross expenses to average net assets prior to expense reductions	1.37%	1.39%	1.35%	1.33%	1.43%
Ratio of net investment income (loss) to average net assets	0.65%	0.53%	0.59%	0.33%	0.92%

	CLASS R
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$13.88	$12.78	$12.45	$12.39	$10.28
Income from investment operations:
Net investment income (loss)(a)	0.04	—	0.01	(0.03)	0.04
Net realized and unrealized gain (loss)	(0.19)	1.10	0.32	0.09	2.11
Total from investment operations	(0.15)	1.10	0.33	0.06	2.15
Distributions:
Dividends from net investment income	—	—	—	—	(0.04)
Dividends from net realized gains	(0.11)	—	—	—	—
Total distributions	(0.11)	—	—	—	(0.04)
Net asset value, end of year	$13.62	$13.88	$12.78	$12.45	$12.39
Ratios and supplemental data:
Total return(b)	(1.05% )	8.61%	2.65%	0.48%	20.99%
Net assets, end of year (000)	$1,361	$1,908	$1,555	$1,274	$1,252
Ratio of net expenses to average net assets	1.86%	1.88%	1.84%	1.83%	1.93%
Ratio of gross expenses to average net assets prior to expense reductions	1.86%	1.88%	1.84%	1.83%	1.93%
Ratio of net investment income (loss) to average net assets	0.28%	(0.04% )	0.05%	(0.21% )	0.38%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Emerging Market Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each period were as follows:

	CLASS A
	December 31, 2013* through October 31,
	2014
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.02
Net realized and unrealized gain (loss)	(0.18)
Total from investment operations	(0.16)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$9.84
Ratios and supplemental data:
Total return(b)	(1.60%	)
Net assets, end of period (000)	$5,360
Ratio of net expenses to average net assets	1.75%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.45%	(c)
Ratio of net investment income (loss) to average net assets	0.24%	(c)

	December 31, 2013* through October 31,
	2014
Portfolio turnover rate	109.2%

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

202	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Emerging Market Equity Fund    Financial Highlights

	CLASS C
	December 31, 2013* through October 31,
	2014
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.04)
Net realized and unrealized gain (loss)	(0.18)
Total from investment operations	(0.22)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$9.78
Ratios and supplemental data:
Total return(b)	(2.20%	)
Net assets, end of period (000)	$288
Ratio of net expenses to average net assets	2.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	4.08%	(c)
Ratio of net investment income (loss) to average net assets	(0.45%	)(c)

	CLASS I
	December 31, 2013* through October 31,
	2014
Net asset value, beginning of period	$10.00
Income from investment operations:
Net investment income (loss)(a)	0.04
Net realized and unrealized gain (loss)	(0.18)
Total from investment operations	(0.14)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$9.86
Ratios and supplemental data:
Total return(b)	(1.40%	)
Net assets, end of period (000)	$9,701
Ratio of net expenses to average net assets	1.50%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.04%	(c)
Ratio of net investment income (loss) to average net assets	0.50%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Emerging Market Equity Fund    Financial Highlights

	CLASS R
	December 31, 2013* through October 31,
	2014
Net asset value, beginning of period	$10.00
Income from investment operations:
Net realized and unrealized gain (loss)	(0.18)
Total from investment operations	(0.18)
Distributions:
Dividends from net investment income	—
Dividends from net realized gains	—
Total distributions	—
Net asset value, end of period	$9.82
Ratios and supplemental data:
Total return(a)	(1.80%	)
Net assets, end of period (000)	$98
Ratio of net expenses to average net assets	2.00%	(b)
Ratio of gross expenses to average net assets prior to expense reductions	3.72%	(b)
Ratio of net investment income (loss) to average net assets	(0.02%	)(b)

*	Commencement of operations.

(a)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(b)	Annualized.

204	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2014	2013	2012		2011		2010
Net asset value, beginning of year	$14.97	$13.00	$12.14		$11.28		$9.12
Income from investment operations:
Net investment income (loss)(a)	(0.01)	0.03	(0.02)		(0.07)		(0.07)
Net realized and unrealized gain (loss)	1.08	1.96	0.88		0.93		2.23
Total from investment operations	1.07	1.99	0.86		0.86		2.16
Distributions:
Dividends from net investment income	(0.10)	(0.02)	—		—		—
Dividends from net realized gains	(0.27)	—	—		—		—
Total distributions	(0.37)	(0.02)	—		—		—
Net asset value, end of year	$15.67	$14.97	$13.00		$12.14		$11.28
Ratios and supplemental data:
Total return(b)	7.25%	15.35%	7.08%		7.62%		23.68%
Net assets, end of year (000)	$87,989	$152,068	$113,260		$51,525		$30,212
Ratio of net expenses to average net assets	1.40%	1.40%	1.40%		1.57%		1.88%
Ratio of gross expenses to average net assets prior to expense reductions	1.40%	1.44%	1.52%		1.66%		1.88%
Ratio of net investment income (loss) to average net assets	(0.10% )	0.22%	(0.14%	)	(0.60%	)	(0.71%	)

	Year Ended October 31,
	2014	2013	2012		2011		2010
Portfolio turnover rate	53.3%	75.3%	44.5%		58.8%		65.1%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Global Equity Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2014	2013		2012		2011		2010
Net asset value, beginning of year	$14.38	$12.56		$11.82		$11.06		$9.02
Income from investment operations:
Net investment income (loss)(a)	(0.12)	(0.07)		(0.11)		(0.16)		(0.15)
Net realized and unrealized gain (loss)	1.04	1.89		0.85		0.92		2.19
Total from investment operations	0.92	1.82		0.74		0.76		2.04
Distributions:
Dividends from net investment income	—	—		—		—		—
Dividends from net realized gains	(0.27)	—		—		—		—
Total distributions	(0.27)	—		—		—		—
Net asset value, end of year	$15.03	$14.38		$12.56		$11.82		$11.06
Ratios and supplemental data:
Total return(b)	6.49%	14.49%		6.26%		6.87%		22.62%
Net assets, end of year (000)	$1,171	$2,751		$2,519		$2,603		$2,552
Ratio of net expenses to average net assets	2.16%	2.15%		2.15%		2.35%		2.63%
Ratio of gross expenses to average net assets prior to expense reductions	2.16%	2.19%		2.28%		2.42%		2.63%
Ratio of net investment income (loss) to average net assets	(0.81% )	(0.53%	)	(0.90%	)	(1.37%	)	(1.46%	)

	CLASS C
	Year Ended October 31,
	2014	2013		2012		2011		2010
Net asset value, beginning of year	$14.36	$12.54		$11.80		$11.04		$9.00
Income from investment operations:
Net investment income (loss)(a)	(0.12)	(0.07)		(0.11)		(0.16)		(0.15)
Net realized and unrealized gain (loss)	1.03	1.89		0.85		0.92		2.19
Total from investment operations	0.91	1.82		0.74		0.76		2.04
Distributions:
Dividends from net investment income	—	—		—		—		—
Dividends from net realized gains	(0.27)	—		—		—		—
Total distributions	(0.27)	—		—		—		—
Net asset value, end of year	$15.00	$14.36		$12.54		$11.80		$11.04
Ratios and supplemental data:
Total return(b)	6.43%	14.51%		6.27%		6.88%		22.67%
Net assets, end of year (000)	$28,811	$32,975		$25,749		$10,359		$6,523
Ratio of net expenses to average net assets	2.14%	2.15%		2.15%		2.32%		2.63%
Ratio of gross expenses to average net assets prior to expense reductions	2.14%	2.19%		2.27%		2.41%		2.63%
Ratio of net investment income (loss) to average net assets	(0.82% )	(0.51%	)	(0.89%	)	(1.33%	)	(1.46%	)

(a)	Net investment income allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

206	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Equity Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2014	2013	2012		2011		2010
Net asset value, beginning of year	$15.11	$13.11	$12.22		$11.31		$9.13
Income from investment operations:
Net investment income (loss)(a)	0.02	0.06	0.02		(0.04)		(0.04)
Net realized and unrealized gain (loss)	1.09	1.99	0.87		0.95		2.22
Total from investment operations	1.11	2.05	0.89		0.91		2.18
Distributions:
Dividends from net investment income	(0.14)	(0.05)	—		—		—
Dividends from net realized gains	(0.27)	—	—		—		—
Total distributions	(0.41)	(0.05)	—		—		—
Net asset value, end of year	$15.81	$15.11	$13.11		$12.22		$11.31
Ratios and supplemental data:
Total return(b)	7.48%	15.65%	7.28%		8.05%		23.88%
Net assets, end of year (000)	$101,511	$212,913	$220,364		$63,563		$11,996
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%		1.27%		1.63%
Ratio of gross expenses to average net assets prior to expense reductions	1.15%	1.19%	1.27%		1.39%		1.63%
Ratio of net investment income (loss) to average net assets	0.15%	0.46%	0.13%		(0.29%	)	(0.39%	)

	CLASS R
	Year Ended October 31,
	2014	2013	2012		2011		2010
Net asset value, beginning of year	$14.75	$12.83	$12.02		$11.19		$9.07
Income from investment operations:
Net investment income (loss)(a)	(0.04)	0.00 *	(0.06)		(0.10)		(0.10)
Net realized and unrealized gain (loss)	1.05	1.93	0.87		0.93		2.22
Total from investment operations	1.01	1.93	0.81		0.83		2.12
Distributions:
Dividends from net investment income	(0.07)	(0.01)	—		—		—
Dividends from net realized gains	(0.27)	—	—		—		—
Total distributions	(0.34)	(0.01)	—		—		—
Net asset value, end of year	$15.42	$14.75	$12.83		$12.02		$11.19
Ratios and supplemental data:
Total return(b)	6.97%	15.07%	6.74%		7.42%		23.37%
Net assets, end of year (000)	$8,314	$9,369	$4,693		$1,709		$1,223
Ratio of net expenses to average net assets	1.64%	1.65%	1.65%		1.83%		2.13%
Ratio of gross expenses to average net assets prior to expense reductions	1.64%	1.69%	1.78%		1.91%		2.13%
Ratio of net investment income (loss) to average net assets	(0.29% )	0.00%	(0.45%	)	(0.85%	)	(0.96%	)

*	Amount is less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$35.84	$32.64	$32.12	$30.15	$27.49
Income from investment operations:
Net investment income (loss)(a)	0.60	0.64	0.52	0.51	0.64
Net realized and unrealized gain (loss)	2.78	3.70	0.66	1.89	2.70
Total from investment operations	3.38	4.34	1.18	2.40	3.34
Distributions:
Dividends from net investment income	(0.80)	(0.27)	(0.66)	(0.43)	(0.68)
Dividends from net realized gains	(3.20)	(0.87)	—	—	—
Total distributions	(4.00)	(1.14)	(0.66)	(0.43)	(0.68)
Net asset value, end of year	$35.22	$35.84	$32.64	$32.12	$30.15
Ratios and supplemental data:
Total return(b)	10.33%	13.72%	3.73%	8.04%	12.31%
Net assets, end of year (000)	$1,316,498	$1,614,236	$1,974,535	$2,017,175	$1,706,548
Ratio of net expenses to average net assets	1.09%	1.09%	1.09%	1.08%	1.09%
Ratio of gross expenses to average net assets prior to expense reductions	1.09%	1.09%	1.09%	1.08%	1.09%
Ratio of net investment income (loss) to average net assets	1.76%	1.92%	1.62%	1.60%	2.26%

	Year Ended October 31,
	2014	2013	2012	2011	2010
Portfolio turnover rate	32.8%	59.5%	42.8%	55.1%	54.6%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

208	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Growth and Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$41.04	$37.26	$36.47	$34.22	$31.10
Income from investment operations:
Net investment income (loss)(a)	0.54	0.70	0.36	0.32	0.49
Net realized and unrealized gain (loss)	3.21	4.23	0.77	2.14	3.05
Total from investment operations	3.75	4.93	1.13	2.46	3.54
Distributions:
Dividends from net investment income	(0.55)	(0.28)	(0.34)	(0.21)	(0.42)
Dividends from net realized gains	(3.20)	(0.87)	—	—	—
Total distributions	(3.75)	(1.15)	(0.34)	(0.21)	(0.42)
Net asset value, end of year	$41.04	$41.04	$37.26	$36.47	$34.22
Ratios and supplemental data:
Total return(b)	9.88%	13.59%	3.12%	7.21%	11.46%
Net assets, end of year (000)	$19,972	$49,769	$92,658	$184,989	$303,273
Ratio of net expenses to average net assets	1.44%	1.18%	1.73%	1.82%	1.84%
Ratio of gross expenses to average net assets prior to expense reductions	1.44%	1.18%	1.73%	1.82%	1.84%
Ratio of net investment income (loss) to average net assets	1.37%	1.85%	0.97%	0.88%	1.51%

	CLASS C
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$35.78	$32.76	$32.23	$30.30	$27.62
Income from investment operations:
Net investment income (loss)(a)	0.35	0.39	0.28	0.27	0.43
Net realized and unrealized gain (loss)	2.77	3.71	0.67	1.91	2.72
Total from investment operations	3.12	4.10	0.95	2.18	3.15
Distributions:
Dividends from net investment income	(0.36)	(0.21)	(0.42)	(0.25)	(0.47)
Dividends from net realized gains	(3.20)	(0.87)	—	—	—
Total distributions	(3.56)	(1.08)	(0.42)	(0.25)	(0.47)
Net asset value, end of year	$35.34	$35.78	$32.76	$32.23	$30.30
Ratios and supplemental data:
Total return(b)	9.48%	12.88%	2.97%	7.23%	11.50%
Net assets, end of year (000)	$1,009,029	$1,093,074	$1,255,629	$1,344,781	$1,291,168
Ratio of net expenses to average net assets	1.84%	1.84%	1.84%	1.83%	1.84%
Ratio of gross expenses to average net assets prior to expense reductions	1.84%	1.84%	1.84%	1.83%	1.84%
Ratio of net investment income (loss) to average net assets	1.02%	1.17%	0.87%	0.86%	1.51%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Growth and Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$35.07	$31.91	$31.41	$29.48	$26.89
Income from investment operations:
Net investment income (loss)(a)	0.68	0.71	0.59	0.58	0.70
Net realized and unrealized gain (loss)	2.69	3.62	0.65	1.84	2.64
Total from investment operations	3.37	4.33	1.24	2.42	3.34
Distributions:
Dividends from net investment income	(0.96)	(0.30)	(0.74)	(0.49)	(0.75)
Dividends from net realized gains	(3.20)	(0.87)	—	—	—
Total distributions	(4.16)	(1.17)	(0.74)	(0.49)	(0.75)
Net asset value, end of year	$34.28	$35.07	$31.91	$31.41	$29.48
Ratios and supplemental data:
Total return(b)	10.60%	13.99%	4.01%	8.31%	12.61%
Net assets, end of year (000)	$688,258	$668,124	$915,394	$856,632	$683,473
Ratio of net expenses to average net assets	0.84%	0.84%	0.84%	0.83%	0.84%
Ratio of gross expenses to average net assets prior to expense reductions	0.84%	0.84%	0.84%	0.83%	0.84%
Ratio of net investment income (loss) to average net assets	2.04%	2.18%	1.87%	1.85%	2.51%

	CLASS R
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$35.57	$32.46	$31.95	$30.02	$27.39
Income from investment operations:
Net investment income (loss)(a)	0.51	0.55	0.44	0.43	0.57
Net realized and unrealized gain (loss)	2.75	3.69	0.66	1.88	2.69
Total from investment operations	3.26	4.24	1.10	2.31	3.26
Distributions:
Dividends from net investment income	(0.64)	(0.26)	(0.59)	(0.38)	(0.63)
Dividends from net realized gains	(3.20)	(0.87)	—	—	—
Total distributions	(3.84)	(1.13)	(0.59)	(0.38)	(0.63)
Net asset value, end of year	$34.99	$35.57	$32.46	$31.95	$30.02
Ratios and supplemental data:
Total return(b)	10.04%	13.44%	3.49%	7.75%	12.05%
Net assets, end of year (000)	$18,547	$22,181	$22,265	$15,486	$10,285
Ratio of net expenses to average net assets	1.34%	1.34%	1.34%	1.33%	1.34%
Ratio of gross expenses to average net assets prior to expense reductions	1.34%	1.34%	1.34%	1.33%	1.34%
Ratio of net investment income (loss) to average net assets	1.52%	1.66%	1.37%	1.34%	2.00%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

210	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$11.78	$10.88	$10.77	$10.16	$9.20
Income from investment operations:
Net investment income (loss)(a)	0.11	0.10	0.11	0.11	0.17
Net realized and unrealized gain (loss)	0.36	1.13	0.21	0.50	0.98
Total from investment operations	0.47	1.23	0.32	0.61	1.15
Distributions:
Dividends from net investment income	(0.29)	(0.09)	(0.21)	—	(0.04)
Dividends from net realized gains	(1.74)	(0.24)	—	—	—
Return of capital	—	—	—	—	(0.15)
Total distributions	(2.03)	(0.33)	(0.21)	—	(0.19)
Net asset value, end of year	$10.22	$11.78	$10.88	$10.77	$10.16
Ratios and supplemental data:
Total return(b)	4.77%	11.60%	3.03%	6.00%	12.64%
Net assets, end of year (000)	$146,431	$210,537	$304,914	$373,595	$318,493
Ratio of net expenses to average net assets	1.44%	1.41%	1.32%	1.32%	1.36%
Ratio of gross expenses to average net assets prior to expense reductions	1.44%	1.41%	1.32%	1.32%	1.36%
Ratio of net investment income (loss) to average net assets	1.01%	0.92%	1.06%	1.01%	1.74%

	Year Ended October 31,
	2014	2013	2012	2011	2010
Portfolio turnover rate	72.6%	48.2%	55.1%	73.1%	62.2%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Global Growth and Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$11.86	$10.97	$10.85	$10.32	$9.37
Income from investment operations:
Net investment income (loss)(a)	0.02	0.02	0.03	0.03	0.10
Net realized and unrealized gain (loss)	0.38	1.14	0.21	0.50	1.00
Total from investment operations	0.40	1.16	0.24	0.53	1.10
Distributions:
Dividends from net investment income	(0.15)	(0.03)	(0.12)	—	(0.03)
Dividends from net realized gains	(1.74)	(0.24)	—	—	—
Return of capital	—	—	—	—	(0.12)
Total distributions	(1.89)	(0.27)	(0.12)	—	(0.15)
Net asset value, end of year	$10.37	$11.86	$10.97	$10.85	$10.32
Ratios and supplemental data:
Total return(b)	4.04%	10.77%	2.25%	5.14%	11.86%
Net assets, end of year (000)	$4,937	$10,884	$16,654	$30,770	$43,323
Ratio of net expenses to average net assets	2.19%	2.16%	2.07%	2.07%	2.12%
Ratio of gross expenses to average net assets prior to expense reductions	2.19%	2.16%	2.07%	2.07%	2.12%
Ratio of net investment income (loss) to average net assets	0.22%	0.17%	0.30%	0.26%	0.99%

	CLASS C
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$11.06	$10.25	$10.15	$9.65	$8.78
Income from investment operations:
Net investment income (loss)(a)	0.03	0.02	0.03	0.03	0.09
Net realized and unrealized gain (loss)	0.33	1.06	0.20	0.47	0.94
Total from investment operations	0.36	1.08	0.23	0.50	1.03
Distributions:
Dividends from net investment income	(0.18)	(0.03)	(0.13)	—	(0.03)
Dividends from net realized gains	(1.74)	(0.24)	—	—	—
Return of capital	—	—	—	—	(0.13)
Total distributions	(1.92)	(0.27)	(0.13)	—	(0.16)
Net asset value, end of year	$9.50	$11.06	$10.25	$10.15	$9.65
Ratios and supplemental data:
Total return(b)	3.98%	10.82%	2.29%	5.18%	11.81%
Net assets, end of year (000)	$151,091	$185,577	$235,194	$282,801	$276,141
Ratio of net expenses to average net assets	2.19%	2.16%	2.07%	2.07%	2.11%
Ratio of gross expenses to average net assets prior to expense reductions	2.19%	2.16%	2.07%	2.07%	2.11%
Ratio of net investment income (loss) to average net assets	0.27%	0.17%	0.31%	0.26%	0.99%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

212	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Global Growth and Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$11.99	$11.06	$10.96	$10.32	$9.33
Income from investment operations:
Net investment income (loss)(a)	0.14	0.13	0.14	0.14	0.19
Net realized and unrealized gain (loss)	0.36	1.15	0.22	0.50	1.00
Total from investment operations	0.50	1.28	0.36	0.64	1.19
Distributions:
Dividends from net investment income	(0.32)	(0.11)	(0.26)	—	(0.04)
Dividends from net realized gains	(1.74)	(0.24)	—	—	—
Return of capital	—	—	—	—	(0.16)
Total distributions	(2.06)	(0.35)	(0.26)	—	(0.20)
Net asset value, end of year	$10.43	$11.99	$11.06	$10.96	$10.32
Ratios and supplemental data:
Total return(b)	4.99%	11.90%	3.32%	6.20%	12.92%
Net assets, end of year (000)	$182,064	$232,583	$986,986	$978,511	$763,531
Ratio of net expenses to average net assets	1.19%	1.14%	1.07%	1.07%	1.11%
Ratio of gross expenses to average net assets prior to expense reductions	1.19%	1.14%	1.07%	1.07%	1.11%
Ratio of net investment income (loss) to average net assets	1.29%	1.16%	1.31%	1.25%	1.97%

	CLASS R
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$11.67	$10.79	$10.67	$10.09	$9.16
Income from investment operations:
Net investment income (loss)(a)	0.08	0.07	0.08	0.08	0.14
Net realized and unrealized gain (loss)	0.37	1.12	0.21	0.50	0.97
Total from investment operations	0.45	1.19	0.29	0.58	1.11
Distributions:
Dividends from net investment income	(0.25)	(0.07)	(0.17)	—	(0.04)
Dividends from net realized gains	(1.74)	(0.24)	—	—	—
Return of capital	—	—	—	—	(0.14)
Total distributions	(1.99)	(0.31)	(0.17)	—	(0.18)
Net asset value, end of year	$10.13	$11.67	$10.79	$10.67	$10.09
Ratios and supplemental data:
Total return(b)	4.62%	11.27%	2.77%	5.75%	12.26%
Net assets, end of year (000)	$1,741	$1,674	$3,045	$1,567	$1,302
Ratio of net expenses to average net assets	1.69%	1.66%	1.58%	1.57%	1.61%
Ratio of gross expenses to average net assets prior to expense reductions	1.69%	1.66%	1.58%	1.57%	1.61%
Ratio of net investment income (loss) to average net assets	0.77%	0.68%	0.75%	0.77%	1.43%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	213

Calamos Convertible Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$19.14	$17.70	$19.28	$19.60	$18.31
Income from investment operations:
Net investment income (loss)(a)	0.40	0.39	0.37	0.40	0.53
Net realized and unrealized gain (loss)	1.14	2.63	(0.33)	0.14	1.45
Total from investment operations	1.54	3.02	0.04	0.54	1.98
Distributions:
Dividends from net investment income	(0.76)	(0.02)	(0.14)	(0.25)	(0.69)
Dividends from net realized gains	(1.33)	(1.56)	(1.48)	(0.61)	—
Total distributions	(2.09)	(1.58)	(1.62)	(0.86)	(0.69)
Net asset value, end of year	$18.59	$19.14	$17.70	$19.28	$19.60
Ratios and supplemental data:
Total return(b)	8.74%	18.50%	0.51%	2.73%	11.06%
Net assets, end of year (000)	$488,842	$514,593	$650,100	$1,269,501	$1,741,954
Ratio of net expenses to average net assets	1.10%	1.11%	1.10%	1.07%	1.08%
Ratio of gross expenses to average net assets prior to expense reductions	1.10%	1.11%	1.10%	1.07%	1.08%
Ratio of net investment income (loss) to average net assets	2.18%	2.18%	2.07%	2.03%	2.82%

	Year Ended October 31,
	2014	2013	2012	2011	2010
Portfolio turnover rate	68.1%	73.1%	56.6%	65.7%	77.4%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

214	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Convertible Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$23.27	$21.31	$22.89	$23.14	$21.48
Income from investment operations:
Net investment income (loss)(a)	0.32	0.31	0.28	0.32	0.47
Net realized and unrealized gain (loss)	1.41	3.21	(0.38)	0.15	1.69
Total from investment operations	1.73	3.52	(0.10)	0.47	2.16
Distributions:
Dividends from net investment income	(0.38)	—	(0.00)**	(0.11)	(0.50)
Dividends from net realized gains	(1.33)	(1.56)	(1.48)	(0.61)	—
Total distributions	(1.71)	(1.56)	(1.48)	(0.72)	(0.50)
Net asset value, end of year	$23.29	$23.27	$21.31	$22.89	$23.14
Ratios and supplemental data:
Total return(b)	7.89%	17.63%	(0.25)%	2.01%	10.20%
Net assets, end of year (000)	$9,879	$11,391	$14,256	$21,517	$56,141
Ratio of net expenses to average net assets	1.86%	1.86%	1.85%	1.82%	1.83%
Ratio of gross expenses to average net assets prior to expense reductions	1.86%	1.86%	1.85%	1.82%	1.83%
Ratio of net investment income (loss) to average net assets	1.42%	1.43%	1.32%	1.36%	2.12%

	CLASS C
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$18.87	$17.57	$19.15	$19.51	$18.24
Income from investment operations:
Net investment income (loss)(a)	0.26	0.25	0.23	0.25	0.38
Net realized and unrealized gain (loss)	1.11	2.61	(0.32)	0.14	1.45
Total from investment operations	1.37	2.86	(0.09)	0.39	1.83
Distributions:
Dividends from net investment income	(0.48)	—	(0.01)	(0.14)	(0.56)
Dividends from net realized gains	(1.33)	(1.56)	(1.48)	(0.61)	—
Total distributions	(1.81)	(1.56)	(1.49)	(0.75)	(0.56)
Net asset value, end of year	$18.43	$18.87	$17.57	$19.15	$19.51
Ratios and supplemental data:
Total return(b)	7.86%	17.62%	(0.24)%	1.99%	10.20%
Net assets, end of year (000)	$319,654	$325,823	$390,649	$584,428	$706,108
Ratio of net expenses to average net assets	1.86%	1.86%	1.85%	1.82%	1.83%
Ratio of gross expenses to average net assets prior to expense reductions	1.86%	1.86%	1.85%	1.82%	1.83%
Ratio of net investment income (loss) to average net assets	1.43%	1.43%	1.32%	1.26%	2.03%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Convertible Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$17.74	$16.51	$18.10	$18.44	$17.27
Income from investment operations:
Net investment income (loss)(a)	0.41	0.40	0.39	0.42	0.53
Net realized and unrealized gain (loss)	1.04	2.44	(0.30)	0.14	1.38
Total from investment operations	1.45	2.84	0.09	0.56	1.91
Distributions:
Dividends from net investment income	(0.84)	(0.05)	(0.20)	(0.29)	(0.74)
Dividends from net realized gains	(1.33)	(1.56)	(1.48)	(0.61)	—
Total distributions	(2.17)	(1.61)	(1.68)	(0.90)	(0.74)
Net asset value, end of year	$17.02	$17.74	$16.51	$18.10	$18.44
Ratios and supplemental data:
Total return(b)	8.99%	18.78%	0.81%	3.00%	11.32%
Net assets, end of year (000)	$553,594	$349,512	$475,526	$759,415	$883,151
Ratio of net expenses to average net assets	0.85%	0.86%	0.85%	0.82%	0.82%
Ratio of gross expenses to average net assets prior to expense reductions	0.85%	0.86%	0.85%	0.82%	0.82%
Ratio of net investment income (loss) to average net assets	2.46%	2.43%	2.33%	2.26%	2.97%

	CLASS R
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$19.03	$17.63	$19.21	$19.55	$18.28
Income from investment operations:
Net investment income (loss)(a)	0.35	0.34	0.32	0.34	0.45
Net realized and unrealized gain (loss)	1.13	2.62	(0.32)	0.14	1.48
Total from investment operations	1.48	2.96	—	0.48	1.93
Distributions:
Dividends from net investment income	(0.66)	(0.00)**	(0.10)	(0.21)	(0.66)
Dividends from net realized gains	(1.33)	(1.56)	(1.48)	(0.61)	—
Total distributions	(1.99)	(1.56)	(1.58)	(0.82)	(0.66)
Net asset value, end of year	$18.52	$19.03	$17.63	$19.21	$19.55
Ratios and supplemental data:
Total return(b)	8.44%	18.18%	0.29%	2.46%	10.78%
Net assets, end of year (000)	$2,988	$3,074	$3,253	$4,134	$2,878
Ratio of net expenses to average net assets	1.36%	1.36%	1.35%	1.32%	1.32%
Ratio of gross expenses to average net assets prior to expense reductions	1.36%	1.36%	1.35%	1.32%	1.32%
Ratio of net investment income (loss) to average net assets	1.92%	1.93%	1.82%	1.72%	2.39%

**	Amounts are less than $0.005.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

216	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.89	$11.15	$11.14	$11.23	$11.06
Income from investment operations:
Net investment income (loss)(a)	0.26	0.22	0.22	0.26	0.31
Net realized and unrealized gain (loss)	0.12	(0.17)	0.15	0.02	0.45
Total from investment operations	0.38	0.05	0.37	0.28	0.76
Distributions:
Dividends from net investment income	(0.53)	(0.26)	(0.32)	(0.28)	(0.59)
Dividends from net realized gains	(0.04)	(0.05)	(0.04)	(0.09)	—
Total distributions	(0.57)	(0.31)	(0.36)	(0.37)	(0.59)
Net asset value, end of year	$10.70	$10.89	$11.15	$11.14	$11.23
Ratios and supplemental data:
Total return(b)	3.71%	0.48%	3.35%	2.64%	7.12%
Net assets, end of year (000)	$67,287	$93,691	$137,672	$115,090	$114,922
Ratio of net expenses to average net assets	0.90%	0.90%	0.90%	0.90%	0.90%
Ratio of gross expenses to average net assets prior to expense reductions	1.05%	0.99%	0.98%	0.97%	0.98%
Ratio of net investment income (loss) to average net assets	2.47%	1.97%	1.98%	2.37%	2.83%

	Year Ended October 31,
	2014	2013	2012	2011	2010
Portfolio turnover rate	35.3%	32.5%	34.4%	41.5%	55.7%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	217

Calamos Total Return Bond Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.89	$11.15	$11.14	$11.23	$11.06
Income from investment operations:
Net investment income (loss)(a)	0.18	0.13	0.14	0.19	0.23
Net realized and unrealized gain (loss)	0.12	(0.16)	0.14	0.01	0.44
Total from investment operations	0.30	(0.03)	0.28	0.20	0.67
Distributions:
Dividends from net investment income	(0.45)	(0.18)	(0.23)	(0.20)	(0.50)
Dividends from net realized gains	(0.04)	(0.05)	(0.04)	(0.09)	—
Total distributions	(0.49)	(0.23)	(0.27)	(0.29)	(0.50)
Net asset value, end of year	$10.70	$10.89	$11.15	$11.14	$11.23
Ratios and supplemental data:
Total return(b)	2.94%	(0.27)%	2.59%	1.88%	6.33%
Net assets, end of year (000)	$1,879	$5,319	$9,108	$14,193	$21,402
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.80%	1.74%	1.73%	1.72%	1.73%
Ratio of net investment income (loss) to average net assets	1.72%	1.22%	1.25%	1.67%	2.10%

	CLASS C
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.89	$11.15	$11.13	$11.22	$11.06
Income from investment operations:
Net investment income (loss)(a)	0.18	0.13	0.14	0.18	0.23
Net realized and unrealized gain (loss)	0.12	(0.16)	0.15	0.02	0.43
Total from investment operations	0.30	(0.03)	0.29	0.20	0.66
Distributions:
Dividends from net investment income	(0.45)	(0.18)	(0.23)	(0.20)	(0.50)
Dividends from net realized gains	(0.04)	(0.05)	(0.04)	(0.09)	—
Total distributions	(0.49)	(0.23)	(0.27)	(0.29)	(0.50)
Net asset value, end of year	$10.70	$10.89	$11.15	$11.13	$11.22
Ratios and supplemental data:
Total return(b)	2.94%	(0.27)%	2.68%	1.88%	6.24%
Net assets, end of year (000)	$17,818	$25,964	$43,823	$48,612	$50,793
Ratio of net expenses to average net assets	1.65%	1.65%	1.65%	1.65%	1.65%
Ratio of gross expenses to average net assets prior to expense reductions	1.80%	1.74%	1.73%	1.72%	1.73%
Ratio of net investment income (loss) to average net assets	1.73%	1.23%	1.25%	1.63%	2.09%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

218	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Total Return Bond Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.89	$11.15	$11.13	$11.22	$11.06
Income from investment operations:
Net investment income (loss)(a)	0.29	0.24	0.25	0.29	0.34
Net realized and unrealized gain (loss)	0.12	(0.16)	0.15	0.02	0.43
Total from investment operations	0.41	0.08	0.40	0.31	0.77
Distributions:
Dividends from net investment income	(0.56)	(0.29)	(0.34)	(0.31)	(0.61)
Dividends from net realized gains	(0.04)	(0.05)	(0.04)	(0.09)	—
Total distributions	(0.60)	(0.34)	(0.38)	(0.40)	(0.61)
Net asset value, end of year	$10.70	$10.89	$11.15	$11.13	$11.22
Ratios and supplemental data:
Total return(b)	3.97%	0.73%	3.70%	2.90%	7.30%
Net assets, end of year (000)	$13,347	$41,109	$43,464	$41,639	$46,625
Ratio of net expenses to average net assets	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of gross expenses to average net assets prior to expense reductions	0.80%	0.74%	0.73%	0.72%	0.73%
Ratio of net investment income (loss) to average net assets	2.70%	2.22%	2.24%	2.64%	3.07%

	CLASS R
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.89	$11.15	$11.14	$11.23	$11.06
Income from investment operations:
Net investment income (loss)(a)	0.23	0.19	0.19	0.23	0.28
Net realized and unrealized gain (loss)	0.13	(0.17)	0.15	0.02	0.45
Total from investment operations	0.36	0.02	0.34	0.25	0.73
Distributions:
Dividends from net investment income	(0.51)	(0.23)	(0.29)	(0.25)	(0.56)
Dividends from net realized gains	(0.04)	(0.05)	(0.04)	(0.09)	—
Total distributions	(0.55)	(0.28)	(0.33)	(0.34)	(0.56)
Net asset value, end of year	$10.70	$10.89	$11.15	$11.14	$11.23
Ratios and supplemental data:
Total return(b)	3.45%	0.22%	3.09%	2.39%	6.86%
Net assets, end of year (000)	$234	$2,248	$1,756	$1,638	$1,389
Ratio of net expenses to average net assets	1.15%	1.15%	1.15%	1.15%	1.15%
Ratio of gross expenses to average net assets prior to expense reductions	1.28%	1.24%	1.23%	1.22%	1.23%
Ratio of net investment income (loss) to average net assets	2.14%	1.72%	1.74%	2.10%	2.59%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	219

Calamos High Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.90	$9.92	$9.68	$9.97	$9.52
Income from investment operations:
Net investment income (loss)(a)	0.48	0.51	0.53	0.59	0.63
Net realized and unrealized gain (loss)	0.01	0.18	0.35	(0.24)	0.58
Total from investment operations	0.49	0.69	0.88	0.35	1.21
Distributions:
Dividends from net investment income	(0.55)	(0.58)	(0.51)	(0.64)	(0.76)
Dividends from net realized gains	(0.19)	(0.13)	(0.13)	—	—
Total distributions	(0.74)	(0.71)	(0.64)	(0.64)	(0.76)
Net asset value, end of year	$9.65	$9.90	$9.92	$9.68	$9.97
Ratios and supplemental data:
Total return(b)	5.11%	7.21%	9.39%	3.62%	13.26%
Net assets, end of year (000)	$132,756	$201,791	$215,299	$182,515	$211,632
Ratio of net expenses to average net assets	1.18%	1.18%	1.19%	1.22%	1.21%
Ratio of gross expenses to average net assets prior to expense reductions	1.18%	1.18%	1.19%	1.22%	1.21%
Ratio of net investment income (loss) to average net assets	4.84%	5.11%	5.46%	6.01%	6.56%

	Year Ended October 31,
	2014	2013	2012	2011	2010
Portfolio turnover rate	51.2%	55.1%	73.9%	72.6%	57.6%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

220	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos High Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.38	$10.36	$10.09	$10.37	$9.86
Income from investment operations:
Net investment income (loss)(a)	0.42	0.46	0.48	0.54	0.58
Net realized and unrealized gain (loss)	0.02	0.18	0.36	(0.26)	0.60
Total from investment operations	0.44	0.64	0.84	0.28	1.18
Distributions:
Dividends from net investment income	(0.47)	(0.49)	(0.44)	(0.56)	(0.67)
Dividends from net realized gains	(0.19)	(0.13)	(0.13)	—	—
Total distributions	(0.66)	(0.62)	(0.57)	(0.56)	(0.67)
Net asset value, end of year	$10.16	$10.38	$10.36	$10.09	$10.37
Ratios and supplemental data:
Total return(b)	4.37%	6.40%	8.55%	2.79%	12.45%
Net assets, end of year (000)	$2,098	$3,340	$5,973	$9,766	$17,387
Ratio of net expenses to average net assets	1.93%	1.93%	1.95%	1.96%	1.96%
Ratio of gross expenses to average net assets prior to expense reductions	1.93%	1.93%	1.95%	1.96%	1.96%
Ratio of net investment income (loss) to average net assets	4.10%	4.39%	4.73%	5.28%	5.82%

	CLASS C
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$10.29	$10.28	$10.01	$10.29	$9.80
Income from investment operations:
Net investment income (loss)(a)	0.42	0.45	0.48	0.54	0.58
Net realized and unrealized gain (loss)	0.01	0.19	0.36	(0.25)	0.58
Total from investment operations	0.43	0.64	0.84	0.29	1.16
Distributions:
Dividends from net investment income	(0.47)	(0.50)	(0.44)	(0.57)	(0.67)
Dividends from net realized gains	(0.19)	(0.13)	(0.13)	—	—
Total distributions	(0.66)	(0.63)	(0.57)	(0.57)	(0.67)
Net asset value, end of year	$10.06	$10.29	$10.28	$10.01	$10.29
Ratios and supplemental data:
Total return(b)	4.32%	6.37%	8.65%	2.83%	12.34%
Net assets, end of year (000)	$29,333	$34,146	$43,141	$39,764	$48,149
Ratio of net expenses to average net assets	1.93%	1.93%	1.94%	1.97%	1.96%
Ratio of gross expenses to average net assets prior to expense reductions	1.93%	1.93%	1.94%	1.97%	1.96%
Ratio of net investment income (loss) to average net assets	4.10%	4.37%	4.72%	5.26%	5.81%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	221

Calamos High Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.90	$9.92	$9.68	$9.97	$9.52
Income from investment operations:
Net investment income (loss)(a)	0.50	0.53	0.56	0.62	0.65
Net realized and unrealized gain (loss)	0.02	0.19	0.34	(0.24)	0.58
Total from investment operations	0.52	0.72	0.90	0.38	1.23
Distributions:
Dividends from net investment income	(0.58)	(0.61)	(0.53)	(0.67)	(0.78)
Dividends from net realized gains	(0.19)	(0.13)	(0.13)	—	—
Total distributions	(0.77)	(0.74)	(0.66)	(0.67)	(0.78)
Net asset value, end of year	$9.65	$9.90	$9.92	$9.68	$9.97
Ratios and supplemental data:
Total return(b)	5.37%	7.50%	9.63%	3.88%	13.58%
Net assets, end of year (000)	$24,342	$25,103	$33,271	$21,424	$44,574
Ratio of net expenses to average net assets	0.93%	0.93%	0.94%	0.96%	0.96%
Ratio of gross expenses to average net assets prior to expense reductions	0.93%	0.93%	0.94%	0.96%	0.96%
Ratio of net investment income (loss) to average net assets	5.10%	5.37%	5.71%	6.29%	6.76%

	CLASS R
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$9.89	$9.91	$9.67	$9.96	$9.52
Income from investment operations:
Net investment income (loss)(a)	0.45	0.48	0.51	0.57	0.60
Net realized and unrealized gain (loss)	0.02	0.18	0.34	(0.24)	0.57
Total from investment operations	0.47	0.66	0.85	0.33	1.17
Distributions:
Dividends from net investment income	(0.53)	(0.55)	(0.48)	(0.62)	(0.73)
Dividends from net realized gains	(0.19)	(0.13)	(0.13)	—	—
Total distributions	(0.72)	(0.68)	(0.61)	(0.62)	(0.73)
Net asset value, end of year	$9.64	$9.89	$9.91	$9.67	$9.96
Ratios and supplemental data:
Total return(b)	4.87%	6.92%	9.17%	3.37%	12.88%
Net assets, end of year (000)	$209	$192	$373	$272	$248
Ratio of net expenses to average net assets	1.43%	1.43%	1.44%	1.47%	1.46%
Ratio of gross expenses to average net assets prior to expense reductions	1.43%	1.43%	1.44%	1.47%	1.46%
Ratio of net investment income (loss) to average net assets	4.60%	4.89%	5.21%	5.74%	6.28%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

222	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$13.09	$12.68	$12.11	$11.91	$11.35
Income from investment operations:
Net investment income (loss)(a)	0.15	0.17	0.21	0.22	0.23
Net realized and unrealized gain (loss)	0.27	0.42	0.51	0.18	0.46
Total from investment operations	0.42	0.59	0.72	0.40	0.69
Distributions:
Dividends from net investment income	(0.12)	(0.18)	(0.15)	(0.20)	(0.13)
Dividends from net realized gains	(0.26)	—	—	—	—
Total distributions	(0.38)	(0.18)	(0.15)	(0.20)	(0.13)
Net asset value, end of year	$13.13	$13.09	$12.68	$12.11	$11.91
Ratios and supplemental data:
Total return(b)	3.27%	4.71%	6.01%	3.40%	6.11%
Net assets, end of year (000)	$1,351,641	$1,354,180	$1,155,161	$1,282,438	$1,203,750
Ratio of net expenses to average net assets	1.20%	1.26%	1.17%	1.21%	1.19%
Ratio of gross expenses to average net assets prior to expense reductions	1.20%	1.26%	1.17%	1.21%	1.19%
Ratio of net investment income (loss) to average net assets	1.17%	1.33%	1.65%	1.80%	2.00%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.09%	1.12%	1.13%	1.14%	1.14%

	Year Ended October 31,
	2014	2013	2012	2011	2010
Portfolio turnover rate	70.5%	110.6%	82.8%	98.5%	87.8%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

www.calamos.com	223

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS B
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$13.82	$13.36	$12.75	$12.51	$11.92
Income from investment operations:
Net investment income (loss)(a)	0.06	0.08	0.12	0.14	0.15
Net realized and unrealized gain (loss)	0.27	0.45	0.54	0.20	0.48
Total from investment operations	0.33	0.53	0.66	0.34	0.63
Distributions:
Dividends from net investment income	(0.02)	(0.07)	(0.05)	(0.10)	(0.04)
Dividends from net realized gains	(0.26)	—	—	—	—
Total distributions	(0.28)	(0.07)	(0.05)	(0.10)	(0.04)
Net asset value, end of year	$13.87	$13.82	$13.36	$12.75	$12.51
Ratios and supplemental data:
Total return(b)	2.43%	3.98%	5.18%	2.70%	5.31%
Net assets, end of year (000)	$4,436	$9,117	$12,940	$18,147	$25,349
Ratio of net expenses to average net assets	1.95%	2.03%	1.92%	1.97%	1.94%
Ratio of gross expenses to average net assets prior to expense reductions	1.95%	2.03%	1.92%	1.97%	1.94%
Ratio of net investment income (loss) to average net assets	0.44%	0.60%	0.91%	1.07%	1.27%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.84%	1.87%	1.89%	1.89%	1.88%

	CLASS C
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$13.30	$12.88	$12.29	$12.08	$11.52
Income from investment operations:
Net investment income (loss)(a)	0.06	0.08	0.11	0.13	0.15
Net realized and unrealized gain (loss)	0.26	0.42	0.54	0.18	0.46
Total from investment operations	0.32	0.50	0.65	0.31	0.61
Distributions:
Dividends from net investment income	(0.04)	(0.08)	(0.06)	(0.10)	(0.05)
Dividends from net realized gains	(0.26)	—	—	—	—
Total distributions	(0.30)	(0.08)	(0.06)	(0.10)	(0.05)
Net asset value, end of year	$13.32	$13.30	$12.88	$12.29	$12.08
Ratios and supplemental data:
Total return(b)	2.40%	3.93%	5.28%	2.61%	5.31%
Net assets, end of year (000)	$349,791	$289,520	$267,646	$299,733	$353,019
Ratio of net expenses to average net assets	1.95%	2.02%	1.92%	1.97%	1.94%
Ratio of gross expenses to average net assets prior to expense reductions	1.95%	2.02%	1.92%	1.97%	1.94%
Ratio of net investment income (loss) to average net assets	0.42%	0.58%	0.90%	1.06%	1.26%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.84%	1.87%	1.88%	1.89%	1.88%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

224	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Market Neutral Income Fund    Financial Highlights

	CLASS I
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$12.97	$12.56	$12.00	$11.80	$11.25
Income from investment operations:
Net investment income (loss)(a)	0.18	0.20	0.23	0.24	0.25
Net realized and unrealized gain (loss)	0.25	0.42	0.51	0.19	0.46
Total from investment operations	0.43	0.62	0.74	0.43	0.71
Distributions:
Dividends from net investment income	(0.15)	(0.21)	(0.18)	(0.23)	(0.16)
Dividends from net realized gains	(0.26)	—	—	—	—
Total distributions	(0.41)	(0.21)	(0.18)	(0.23)	(0.16)
Net asset value, end of year	$12.99	$12.97	$12.56	$12.00	$11.80
Ratios and supplemental data:
Total return(b)	3.40%	5.01%	6.25%	3.70%	6.33%
Net assets, end of year (000)	$2,470,829	$1,574,197	$1,040,722	$738,421	$521,364
Ratio of net expenses to average net assets	0.95%	1.01%	0.92%	0.96%	0.96%
Ratio of gross expenses to average net assets prior to expense reductions	0.95%	1.01%	0.92%	0.96%	0.96%
Ratio of net investment income (loss) to average net assets	1.41%	1.57%	1.88%	2.04%	2.22%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	0.84%	0.87%	0.88%	0.89%	0.89%

	CLASS R
	Year Ended October 31,
	2014	2013	2012	2011	2010
Net asset value, beginning of year	$13.05	$12.64	$12.08	$11.88	$11.33
Income from investment operations:
Net investment income (loss)(a)	0.12	0.14	0.17	0.19	0.20
Net realized and unrealized gain (loss)	0.26	0.42	0.52	0.18	0.46
Total from investment operations	0.38	0.56	0.69	0.37	0.66
Distributions:
Dividends from net investment income	(0.09)	(0.15)	(0.13)	(0.17)	(0.11)
Dividends from net realized gains	(0.26)	—	—	—	—
Total distributions	(0.35)	(0.15)	(0.13)	(0.17)	(0.11)
Net asset value, end of year	$13.08	$13.05	$12.64	$12.08	$11.88
Ratios and supplemental data:
Total return(b)	2.97%	4.47%	5.72%	3.18%	5.84%
Net assets, end of year (000)	$9,099	$5,408	$5,199	$3,114	$2,351
Ratio of net expenses to average net assets	1.45%	1.52%	1.42%	1.46%	1.46%
Ratio of gross expenses to average net assets prior to expense reductions	1.45%	1.52%	1.42%	1.46%	1.46%
Ratio of net investment income (loss) to average net assets	0.91%	1.08%	1.37%	1.55%	1.72%
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.34%	1.37%	1.38%	1.39%	1.39%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class B and C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

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Calamos Long/Short Fund    Financial Highlights

Selected data for a share outstanding throughout each year were as follows:

	CLASS A
	Year Ended October 31,	June 3, 2013* through October 31,
	2014	2013
Net asset value, beginning of year	$10.28	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.11)	(0.06)
Net realized and unrealized gain (loss)	0.76	0.34
Total from investment operations	0.65	0.28
Distributions:
Dividends from net investment income	(0.06)	—
Dividends from net realized gains	(0.03)	—
Total distributions	(0.09)	—
Net asset value, end of year	$10.84	$10.28
Ratios and supplemental data:
Total return(b)	6.33%	2.80%
Net assets, end of year (000)	$39,722	$9,258
Ratio of net expenses to average net assets	2.57%	2.42%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.57%	3.03%	(c)
Ratio of net investment income (loss) to average net assets	(1.07% )	(1.53%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.79%	2.00%	(c)

	Year Ended October 31,	June 3, 2013* through October 31,
	2014	2013
Portfolio turnover rate	260.4%	132.1%

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

226	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Calamos Long/Short Fund    Financial Highlights

	CLASS C
	Year Ended October 31,	June 3, 2013* through October 31,
	2014	2013*
Net asset value, beginning of year	$10.24	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.23)	(0.09)
Net realized and unrealized gain (loss)	0.81	0.33
Total from investment operations	0.58	0.24
Distributions:
Dividends from net investment income	(0.05)	—
Dividends from net realized gains	(0.03)	—
Total distributions	(0.08)	—
Net asset value, end of year	$10.74	$10.24
Ratios and supplemental data:
Total return(b)	5.66%	2.40%
Net assets, end of year (000)	$6,489	$383
Ratio of net expenses to average net assets	3.23%	3.13%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	3.23%	3.52%	(c)
Ratio of net investment income (loss) to average net assets	(2.22% )	(2.22%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	2.51%	2.75%	(c)

	CLASS I
	Year Ended October 31,	June 3, 2013* through October 31,
	2014	2013*
Net asset value, beginning of year	$10.29	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.05)	(0.05)
Net realized and unrealized gain (loss)	0.73	0.34
Total from investment operations	0.68	0.29
Distributions:
Dividends from net investment income	(0.07)	—
Dividends from net realized gains	(0.03)	—
Total distributions	(0.10)	—
Net asset value, end of year	$10.87	$10.29
Ratios and supplemental data:
Total return(b)	6.56%	2.90%
Net assets, end of year (000)	$83,654	$36,433
Ratio of net expenses to average net assets	2.10%	2.09%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.10%	2.34%	(c)
Ratio of net investment income (loss) to average net assets	(0.43% )	(1.16%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	1.55%	1.75%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

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Calamos Long/Short Fund    Financial Highlights

	CLASS R
	Year Ended October 31,	June 3, 2013* through October 31,
	2014	2013*
Net asset value, beginning of year	$10.27	$10.00
Income from investment operations:
Net investment income (loss)(a)	(0.07)	(0.07)
Net realized and unrealized gain (loss)	0.69	0.34
Total from investment operations	0.62	0.27
Distributions:
Dividends from net investment income	(0.05)	—
Dividends from net realized gains	(0.03)	—
Total distributions	(0.08)	—
Net asset value, end of year	$10.81	$10.27
Ratios and supplemental data:
Total return(b)	6.06%	2.70%
Net assets, end of year (000)	$109	$103
Ratio of net expenses to average net assets	2.68%	2.60%	(c)
Ratio of gross expenses to average net assets prior to expense reductions	2.68%	3.26%	(c)
Ratio of net investment income (loss) to average net assets	(0.64% )	(1.68%	)(c)
Ratio of net expenses, excluding dividend expense on short positions, to average net assets	2.08%	2.25%	(c)

*	Commencement of operations.

(a)	Net investment income (loss) allocated based on average shares method.

(b)	Total return measures net investment income (loss) and capital gain or loss from portfolio investments assuming reinvestment of dividends and capital gains distributions. Total return is not annualized for periods that are less than a full year, does not reflect the effect of sales charge for Class A shares nor the contingent deferred sales charge for Class C shares and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.

(c)	Annualized.

228	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of Calamos Investment Trust

We have audited the accompanying statements of assets and liabilities, including the schedules of investments of Calamos Investment Trust (the “Trust”), comprising of the Calamos Growth Fund, Calamos Opportunistic Value Fund (formerly Calamos Value Fund), Calamos Focus Growth Fund, Calamos Discovery Growth Fund, Calamos Dividend Growth Fund, Calamos Mid Cap Growth Fund, Calamos International Growth Fund, Calamos Evolving World Growth Fund, Calamos Emerging Market Equity Fund, Calamos Global Equity Fund, Calamos Growth and Income Fund, Calamos Global Growth and Income Fund, Calamos Convertible Fund, Calamos Total Return Bond Fund, Calamos High Income Fund, Calamos Market Neutral Income Fund, and Calamos Long/Short Fund (the “Funds”), as of October 31, 2014, and the related statements of operations for the year or period then ended, and the statements of changes in net assets and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Funds are not required to have, nor were we engaged to perform, an audit of their internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2014, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the Funds as of October 31, 2014, the results of their operations for the year or period then ended, and the changes in their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

Chicago, Illinois

December 17, 2014

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Trustee Approval of Management Agreement    (Unaudited)

The Board of Trustees of Calamos Investment Trust oversees the management of each of the Funds, and, as required by law, determines annually whether to continue the Trust’s management agreement with Calamos Advisors (the “Adviser”) pursuant to which the Adviser serves as the investment manager and administrator for each of the Funds. The “Independent Trustees,” who comprise more than 80%of the Board, have never been affiliated with the Adviser.

In connection with their most recent consideration regarding the continuation of the management agreement, the Trustees received and reviewed a substantial amount of information provided by the Adviser in response to detailed requests of the Independent Trustees and their independent legal counsel. In the course of their consideration of the agreement, the Independent Trustees were advised by their counsel and, in addition to meeting with management of the Adviser, they met separately in executive session with their counsel.

At a meeting held on June 26, 2014, based on their evaluation of the information referred to above and other information, the Trustees determined that the overall arrangements between the Trust and the Adviser on behalf of the Funds were fair and reasonable in light of the nature, extent and quality of the services provided by the Adviser and its affiliates, the fees charged for those services and other matters that the Trustees considered relevant in the exercise of their business judgment. At that meeting, the Trustees, including all of the Independent Trustees, approved the continuation of the management agreement with respect to all of the Funds through July 31, 2015, subject to possible earlier termination as provided in the agreement.

In connection with its consideration of the management agreement, the Board considered, among other things: (i) the nature, extent and quality of the Adviser’s services, (ii) the investment performance of each Fund as well as performance information for comparable funds and other comparable clients of the Adviser, (iii) the fees and other expenses paid by each Fund as well as expense information for comparable funds and for other, comparable clients of the Adviser, (iv) the profitability of the Adviser and its affiliates from their relationship with each Fund, (v) whether economies of scale may be realized as each Fund grows and whether potential economies of scale may be shared, in some measure, with Fund investors and (vi) other benefits to the Adviser from its relationship with the Funds. In the Board’s deliberations, no single factor was responsible for the Board’s decision to approve continuation of the management agreements, and each Trustee may have afforded different weight to the various factors.

Nature, Extent and Quality of Services. The Board’s consideration of the nature, extent and quality of the Adviser’s services to the Funds took into account the knowledge gained from the Board’s meetings with the Adviser throughout the years. In addition, the Board considered: the Adviser’s long-term history of managing the Funds; the consistency of investment approach; the background and experience of the Adviser’s investment personnel responsible for managing the Funds; and the Adviser’s performance as administrator of the Funds, including, among other things, in the areas of brokerage selection, trade execution, compliance and shareholder communications. The Board also reviewed the Adviser’s resources and key personnel involved in providing investment management services to the Funds. The Board noted the personal investments that the Adviser’s key investment personnel have made in the Funds, which further aligns the interests of the Adviser and its personnel with those of the Funds’ shareholders. In addition, the Board considered compliance reports about the Adviser from the Funds’ Chief Compliance Officer. The Board concluded that the nature, extent and quality of the services provided by the Adviser to each Fund were appropriate and consistent with the management agreements and that each Fund was likely to continue to benefit from services provided under its management agreement with the Adviser.

Investment Performance of the Funds. The Board considered each Fund’s investment performance over various time periods, including how the Fund performed compared to the median performance of a group of comparable funds (the Fund’s “Category”) selected by Morningstar, an independent, third party service provider (“Morningstar”). The performance periods considered by the Board generally ended on March 31, 2014, except for the since-inception periods, which ended on April 30, 2014. The Board considered one-year, three-year, five-year, ten-year, and since-inception performance periods.

Further detail considered by the Board regarding the investment performance of each Fund is set forth below:

Calamos Growth Fund.  The Board considered that the Fund outperformed its Category median for the one-year period, although it underperformed its Category median for the remaining periods. The Board also considered, however, that the Fund’s since-inception performance record as of April 30, 2014 is in the 3rd percentile of the funds in its Category. In addition, the Board noted that the Fund’s performance was in the 10th and 43rd percentiles of a smaller peer group of similar funds selected by Morningstar for the one- and five-year periods, respectively. The Board determined that it would be prudent to allow the portfolio management team additional time to develop its performance record.

230	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

Calamos Opportunistic Value Fund.  The Board considered that the Fund underperformed its Category median for all periods. The Board further considered that the Fund’s new portfolio managers joined the management team in July 2012 and that 2013 represented the only period of calendar year performance attributable to the team. The Board considered that for 2013, the current management team had outperformed its Category median. The Board determined that it would be prudent to allow the reconfigured portfolio management team additional time to develop its performance record.

Calamos Focus Growth Fund.  The Board considered that the Fund outperformed its Category median for the one-year period, although it underperformed the Category median for the remaining periods. The Board also noted that the Fund’s performance was in the 1st percentile of a smaller peer group selected by Morningstar for the one-year period. The Board further considered that additional personnel have been added to the investment management team and that, since that addition, performance had improved. The Board determined that it would be prudent to allow the reconfigured portfolio management team time to develop its performance record.

Calamos International Growth Fund.  The Board considered that the Fund outperformed its Category median during the five-year period, although it underperformed its Category median for the remaining periods. The Board further considered that the Fund outperformed its benchmark, the MSCI ACWI ex USA Growth Index, for the one-year period and that its performance was in the 1st percentile of a smaller peer group selected by Morningstar for the fiveyear period. The Board further noted that additional personnel have been added to the investment team. The Board determined that it would be prudent to allow the reconfigured portfolio management team more time to develop its performance record.

Calamos Global Equity Fund.  The Board considered that the Fund outperformed its Category median during the five-year period, although it underperformed its Category median for the remaining periods. The Board also considered that additional personnel have been added to the investment team. The Board determined that it would be prudent to allow the reconfigured portfolio management team more time to develop its performance record.

Calamos Evolving World Growth Fund.  The Board considered that the Fund outperformed its Category median for all periods.

Calamos Discovery Growth Fund.  The Board considered that the Fund underperformed its Category median for the one- and three-year periods. The Board considered that additional personnel have been added to the investment management team. The Board considered that performance under the reconfigured management team has begun to improve, noting that the Fund performed in the 23rd percentile of its Category for the one-year period ending June 25, 2014. The Board determined that it would be prudent to allow the reconfigured portfolio management team more time to develop its performance record and, in the meantime, to continue to carefully oversee its performance.

Calamos Dividend Growth Fund.  The Board considered that the Fund commenced operations only in August 2013 and that it did not have a full year of investment performance for the Board to consider.

Calamos Mid Cap Growth Fund.  The Board considered that the Fund commenced operations only in August 2013 and that it did not have a full year of investment performance for the Board to consider.

Calamos Emerging Market Equity Fund.  The Board considered that the Fund commenced operations only in December 2013 and that it did not have a full year of investment performance for the Board to consider.

Calamos Growth and Income Fund.  The Board considered that the Fund outperformed its Category median during the one- and ten-year periods, although the Fund underperformed its Category median during the three- and five-year periods.

Calamos Global Growth and Income Fund.  The Board considered that the Fund outperformed its Category median during the one- and ten-year periods, although the Fund underperformed its Category median for the three- and five-year periods.

Calamos Convertible Fund.  The Board considered management’s assertion that, while the Fund underperformed its Category median for all periods, the Fund’s underperformance could be attributed to the Fund’s conservative approach. The Board noted that this approach has translated into a since-inception record of 1st percentile performance for the period ended April 30, 2014. The Board also noted the Adviser’s addition of personnel to the convertible team. The Board noted that it would continue to closely monitor performance in the coming year.

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Trustee Approval of Management Agreement    (Unaudited)

Calamos Market Neutral Income Fund.  The Board considered that the Fund outperformed its Category median for the three- and five-year periods and that its performance was equal to the Category median for the ten-year period. The Board noted, however, that the Fund underperformed its Category median for the oneyear period. The Board further considered that the Fund outperformed its Category median for the three-month period ending April 30, 2014.

Calamos Long/Short Fund.  The Board considered that the Fund commenced operations only in June 2013 and that it did not have a full year of investment performance for the Board to consider.

Calamos High Income Fund.  The Board considered that, while the Fund underperformed its Category median for all periods, the Fund outperformed its Category median for the year-to-date period ending April 30, 2014. The Board noted that since a change in portfolio strategy late in 2013, the Fund’s relative performance had improved. Further, the Board considered the recent personnel changes to the high income portfolio management team, as well as the personnel that the Adviser has committed to add. The Board determined that it would be prudent to allow the reconfigured portfolio management team more time to develop its performance record.

Calamos Total Return Bond Fund.  The Board considered that the Fund outperformed its Category median for the one-year period, although it underperformed its Category median for the remaining periods.

Costs of Services Provided and Profits Realized by the Adviser. Using information provided by Morningstar, the Board evaluated each Fund’s actual management fee rate compared to the median management fee rate for other mutual funds similar in size, character and investment strategy (the Fund’s “Expense Group”), and the Fund’s total expense ratio compared to the median total expense ratio of the Fund’s Expense Group.

The Board also reviewed the Adviser’s management fee rates for its institutional separate accounts and for its sub-advised funds (for which the Adviser provides portfolio management services only). The Board took into account the Adviser’s assertion that although, generally, the rates of fees paid by institutional clients were lower than the rates of fees paid by the Funds, the differences reflected the Adviser’s greater level of responsibilities and significantly broader scope of services regarding the Funds, the more extensive regulatory obligations and risks associated with managing the Funds, and other financial considerations with respect to the Funds. The Board considered factors that lead to more expenses for registered funds including (i) capital expenditures to establish a fund, (ii) length of time to reach critical mass, and the related expenses, (iii) higher servicing costs of intermediaries and shareholders, (iv) higher redemption rate of assets under management and (v) greater exposure to “make whole” errors.

The Board also considered the Adviser’s costs in serving as the Funds’ investment adviser and manager, including costs associated with technology, infrastructure and compliance necessary to manage the Funds. The Board reviewed the Adviser’s methodology for allocating costs among the Adviser’s lines of business. The Board also considered information regarding the structure of the Adviser’s compensation program for portfolio managers, analysts and certain other employees and the relationship of such compensation to the attraction and retention of quality personnel. Finally, the Board reviewed information on the profitability of the Adviser in serving as each Fund’s investment manager and of the Adviser and its affiliates in all of their relationships with each Fund, as well as an explanation of the methodology utilized in allocating various expenses among the Funds and the Adviser’s other business units. Data was provided to the Board with respect to profitability, both on a pre- and post-marketing cost basis. The Board also reviewed the annual report of the Adviser’s parent company and discussed its corporate structure.

Further detail considered by the Board regarding the management fee rate and total expense ratio of each Fund is set forth below:

Calamos Growth Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are higher than the respective medians of the Fund’s Expense Group. However, the Board took into account the Adviser’s expense cap. The Board noted that, under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Opportunistic Value Fund.  The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also considered, however, that the Fund’s total expense ratio is lower than the median of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.15%.

232	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Trustee Approval of Management Agreement    (Unaudited)

Calamos Focus Growth Fund.  The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also noted, however, that the Fund’s total expense ratio is lower than the median of its Expense Group. The Board also took into account the Adviser’s expense cap. The Board noted that, under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.15%.

Calamos Discovery Growth Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. However, the Board took into account the Adviser’s expense cap. The Board noted that, under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.50%.

Calamos International Growth Fund.  The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also considered, however, that the Fund’s total expense ratio is lower than the median of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that, under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.40%.

Calamos Evolving World Growth Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are lower than the respective medians of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that, under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Global Equity Fund.  The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board also considered, however, that the Fund’s total expense ratio is lower than the median of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that, under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.40%.

Calamos Growth and Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both lower than the respective medians of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that, under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Global Growth and Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. However, the Board took into account the Adviser’s expense cap. The Board noted that, under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Convertible Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. However, the Board took into account the Adviser’s expense cap. The Board noted that, under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Total Return Bond Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. However, the Board took into account the Adviser’s expense cap. The Board noted that, under the expense cap, the Fund’s Class A total annual expenses would be capped at 0.90%.

Calamos High Income Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that, under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Market Neutral Income Fund.  The Board considered that both the Fund’s management fee rate and total expense ratio are the lowest of the Fund’s Expense Group. However, the Board took into account the Adviser’s expense cap. The Board noted that, under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

Calamos Long/Short Fund.  The Board considered that the Fund’s management fee rate is lower than the median of the Fund’s Expense Group. The Board also noted, however, that the Fund’s total expense ratio is higher than the median of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that, under the expense cap, the Fund’s Class A total annual expenses would be capped at 2.00%.

Calamos Dividend Growth Fund.  The Board considered that the Fund’s management fee rate and total expense ratio are both higher than the respective medians of the Fund’s Expense Group. The Board took into account, however, the Adviser’s expense cap. The Board noted that, under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.35%.

www.calamos.com	233

Trustee Approval of Management Agreement    (Unaudited)

Calamos Mid Cap Growth Fund.  The Board considered that the Fund’s management fee rate is higher than the median of the Fund’s Expense Group. The Board noted, however, that the Fund’s total expense ratio is lower than the median of the Fund’s Expense Group. The Board also took into account the Adviser’s expense cap. The Board noted that, under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.25%.

Calamos Emerging Market Equity Fund.  The Board considered that the Fund’s management fee rate is lower than the median of the Fund’s Expense Group, although the Fund’s total expense ratio is higher than the median of the Fund’s Expense Group. In addition, the Board took into account the Adviser’s expense cap. The Board noted that, under the expense cap, the Fund’s Class A total annual expenses would be capped at 1.75%.

After its review of all the matters addressed, including those outlined above, the Board concluded that the rate of management fee paid by each Fund to the Adviser, in light of the nature and quality of the services provided, was reasonable and in the best interest of Fund shareholders.

Economies of Scale and Fee Levels Reflecting Those Economies.  The Board considered whether each Fund’s management fee shares with shareholders potential economies of scale that may be achieved by the Adviser. The Board recognized that breakpoints in the fee schedule for each Fund could result in the sharing of economies of scale as Fund assets increase. The Board also considered the Adviser’s agreement to reimburse each Fund for a portion of its expenses if a Fund’s expense ratio otherwise would exceed a certain level.

Other Benefits Derived from the Relationship with the Funds.  The Board also considered other benefits that accrue to the Adviser and its affiliates from their relationship with the Funds.

The Board also considered the Adviser’s use of a portion of the commissions paid by the Funds on their portfolio brokerage transactions to obtain research products and services benefiting the Funds and/or other clients of the Adviser.

After full consideration of the above factors as well as other factors that were instructive in their consideration, the Trustees, including all of the Independent Trustees, concluded that the continuation of the management agreement for each Fund with the Adviser was in the best interest of each respective Fund and its shareholders.

234	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Tax Information    (Unaudited)

We are providing this information as required by the Internal Revenue Code (Code). The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2015, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2014. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 852(b)(3)(C) of the Code, the Funds hereby designate the following amounts as capital gain dividends for the fiscal period ended October 31, 2014:

GROWTH FUND	OPPORTUNISTIC VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND
$1,060,626,877	$623,975	$1,440,806	$2,324,459

DIVIDEND GROWTH FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND
$15,524	$9,283,676	$4,436,201	$10,186,933

GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	TOTAL RETURN BOND FUND
$298,279,101	$95,810,958	$61,609,167	$964,750

HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND
$6,259,012	$66,724,661

Under Section 854(b)(2) of the Code, the Funds hereby designate the following amounts, or the maximum amount allowable under the Code, as qualified dividends for the fiscal period ended October 31, 2014:

GROWTH FUND	OPPORTUNISTIC VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND
$25,545,919	$1,707,743	$468,779	$183,555

DIVIDEND GROWTH FUND	MID CAP GROWTH FUND	INTERNATIONAL GROWTH FUND	EVOLVING WORLD GROWTH FUND
$989,427	$159,767	$11,339,935	$4,634,731

EMERGING MARKET EQUITY FUND	GLOBAL EQUITY FUND	GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND
$89,516	$2,533,147	$29,121,956	$5,049,741

CONVERTIBLE FUND	HIGH INCOME FUND	MARKET NEUTRAL INCOME FUND	LONG/SHORT FUND
$3,667,678	$105,440	$32,483,813	$1,368,742

www.calamos.com	235

Tax Information    (Unaudited)

Under Section 854(b)(2) of the Code, the Funds hereby designate the following percentage amounts of the ordinary income dividends as income qualifying for the dividends received deduction for the period ended October 31, 2014:

GROWTH FUND	OPPORTUNISTIC VALUE FUND	FOCUS GROWTH FUND	DISCOVERY GROWTH FUND
47%	20%	100%	4%

DIVIDEND GROWTH FUND	MID CAP GROWTH FUND	EVOLVING WORLD GROWTH FUND	GLOBAL EQUITY FUND
47%	48%	17%	22%

GROWTH AND INCOME FUND	GLOBAL GROWTH AND INCOME FUND	CONVERTIBLE FUND	HIGH INCOME FUND
53%	34%	9%	1%

MARKET NEUTRAL INCOME FUND	LONG/SHORT FUND
71%	32%

At October 31, 2014, more than 50% of each of International Growth Fund, Evolving World Growth Fund and Global Growth and Income Fund total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to each fund on these investments. International Growth Fund and Evolving World Growth Fund elect to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2014 distribution date to treat the proportionate share of foreign taxes paid by International Growth Fund and Evolving World Growth Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the distribution.

236	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

Trustees and Officers    (Unaudited)

The management of the Fund, including general supervision of the duties performed for the Fund under the investment management agreement between the Fund and Calamos Advisors, is the responsibility of its board of trustees. Each trustee elected will hold office for the terms noted below or until such trustee’s earlier resignation, death or removal; however, each trustee who is not an interested person of the Fund shall retire as a trustee at the end of the calendar year in which the trustee attains the age of 75 years.

The following table sets forth each trustee’s name, age at October 31, 2014, position(s) with the Fund, number of portfolios in the Calamos Fund Complex overseen, principal occupation(s) during the past five years and other directorships held, and date first elected or appointed.

NAME AND AGE	POSITION(S) WITH FUND	PORTFOLIOS IN FUND COMPLEX^ OVERSEEN	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS AND OTHER DIRECTORSHIPS
Trustees who are interested persons of the Fund:

John P. Calamos, Sr., 74*	Trustee and President (since 1988)	25	Chairman, CEO, and Global Co-Chief Investment Officer, Calamos Asset Management, Inc. (“CAM”), Calamos Investments LLC (“CILLC”), Calamos Advisors LLC and its predecessor (“Calamos Advisors”) and Calamos Wealth Management LLC (“CWM”), and previously Chief Executive Officer, Calamos Financial Services LLC and its predecessor (“CFS”) (until 2013); Director, CAM

Trustees who are not interested persons of the Fund:

Weston W. Marsh, 64	Trustee (since 2002)	25	Of Counsel and, until December 31, 2005, Partner, Freeborn & Peters LLP (law firm)

John E. Neal, 64	Trustee (since 2001)	25	Private investor; Director, Equity Residential Trust (publicly-owned REIT) and Creation Investment (private international microfinance company); Partner, Linden LLC (health care private equity)

William R. Rybak, 63	Trustee (since 2002)	25	Private investor; Director, Christian Brothers Investment Services Inc. (since February 2010); Director, Private Bancorp (since December 2003); formerly Executive Vice President and Chief Financial Officer, Van Kampen Investments, Inc. and subsidiaries (investment manager); Director, Howe Barnes Hoefer & Arnett (until March 2011); Trustee, JNL Series Trust, JNL Investors Series Trust and JNL Variable Fund LLC**; Trustee, Lewis University (since October 2012)

Stephen B. Timbers, 70	Trustee (since 2004); Lead Independent Trustee (since 2005)	25	Private investor

David D. Tripple, 70	Trustee (since 2006)	25	Private investor; Trustee, Century Growth Opportunities Fund (since 2010), Century Shares Trust and Century Small Cap Select Fund (since January 2004)***

*	Mr. Calamos is an “interested person” of the Trust as defined in the 1940 Act because he is an officer of the Trust and an affiliate of Calamos Advisors and CFS.

**	Overseeing 104 portfolios in fund complex.

***	Overseeing three portfolios in fund complex.

^	The Fund Complex consists of CALAMOS Investment Trust, CALAMOS Advisors Trust, CALAMOS ETF Trust, CALAMOS Convertible Opportunities and Income Fund, CALAMOS Convertible and High Income Fund, CALAMOS Strategic Total Return Fund, CALAMOS Global Total Return Fund, CALAMOS Global Dynamic Income Fund and CALAMOS Dynamic Convertible and Income Fund.

The address of each trustee is 2020 Calamos Court, Naperville, Illinois 60563.

www.calamos.com	237

Trustees and Officers    (Unaudited)

Officers.  The preceding table gives information about John P. Calamos, Sr., who is President and CEO of the Fund. The following table sets forth each other officer’s name, age at October 31, 2014, position with the Fund and date first appointed to that position, and principal occupation(s) during the past five years. Each officer serves until his or her successor is chosen and qualified or until his or her resignation or removal by the board of trustees.

NAME AND AGE	POSITION(S) WITH FUND	PRINCIPAL OCCUPATION(S) DURING THE PAST 5 YEARS
Gary D. Black, 54	Vice President (since September 2012)	Executive Vice President, Global Co-Chief Investment Officer (since August 2012), CAM, CILLC, Calamos Advisors, and CWM; prior thereto CEO, Chief Investment Officer and Founding Member of Black Capital (2009-2012); prior thereto, CEO of Janus Capital Group (2006-2009)

Nimish S. Bhatt, 51	Vice President and Chief Financial Officer (since 2007)	Senior Vice President (since 2004), Chief Financial Officer (since May 2011), Head of Fund Administration (since November 2011), CAM, CILLC, Calamos Advisors, CWM; Director, Calamos Global Funds plc (since 2007); prior thereto Director of Operations (2004-2011)

Curtis Holloway, 47	Treasurer (since 2010), Prior thereto Assistant Treasurer (2007-2010)	Vice President, Fund Administration, (since 2013) Calamos Advisors; Vice President, Financial Operation Principal and Head of Fund Administration (since 2013), CFS; Treasurer of Calamos Investment Trust, Calamos Advisors Trust, CHI, CHY, CSQ, CGO and CHW (since June 2010); prior thereto Assistant Treasurer (2007-2010)

Robert Behan, 49	Vice President (since September 2013)	Executive Vice President, Head of Global Distribution (since April 2013), CFS; prior thereto Senior Vice President (2009-2013), Head of Global Distribution (March 2013-April 2013); prior thereto Head of US Intermediary Distribution (2010-2013); prior thereto Head of Strategic Partners Team (2010-2010); prior thereto National Accounts/Retirement Services (2009-2010); prior thereto Vice President, Director of Retirement Services (2008-2009)

J. Christopher Jackson, 63	Vice President and Secretary (since 2010)	Senior Vice President, General Counsel and Secretary, CAM, CILLC, Calamos Advisors and CFS (since 2010); Director, Calamos Global Funds plc (since 2011); Director, Calamos Arista Strategic Master Fund Ltd. and Calamos Arista Strategic Fund Ltd. (since 2013); prior thereto Director, U.S. Head of Retail Legal and Co-Global Head of Retail Legal of Deutsche Bank AG (2006-2010);

Mark J. Mickey, 63	Chief Compliance Officer (since 2005)	Chief Compliance Officer, Calamos Funds (since 2005)

The address of each officer is 2020 Calamos Court, Naperville, Illinois 60563.

238	CALAMOS FAMILY OF FUNDS ANNUAL REPORT

MANAGING YOUR CALAMOS FUNDS INVESTMENTS

Calamos Investments offers several convenient means to monitor, manage and feel confident about your Calamos investment choice.

24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

Through a single toll-free number, Calamos 24-Hour Shareholder Assistance is fast and easy. Get fund prices and account balances, review recent transactions, order statements, literature and more.

PERSONAL ASSISTANCE: 800.582.6959

Dial this toll-free number to speak with a knowledgeable Client Services Representative who can help answer questions or address issues concerning your Calamos Fund.

ONLINE ACCOUNT MANAGEMENT: www.calamos.com

Manage your personal account of Calamos Funds online at www.calamos.com. On your account access page, you can view account history and download data.

YOUR FINANCIAL ADVISOR

We encourage you to talk to your financial advisor to determine how the Calamos Funds can benefit your investment portfolio based on your financial goals, risk tolerance, time horizon and income needs.

This report, including the audited financial statements contained herein, is submitted for general information for the shareholders of the Funds. The report is not authorized for distribution to prospective investors in the Funds unless accompanied by a currently effective prospectus of the Funds and, after January 31, 2015, updated performance data for the most recently completed fiscal quarter. The views expressed in this report reflect those of Calamos Advisors LLC only through October 31, 2014. The managers’ views are subject to change at any time based on market and other conditions.

A description of the Calamos Proxy Voting Policies and Procedures and the Funds’ proxy voting record for the 12-month period ended June 30, 2014 are available free of charge upon request by calling 800.582.6959, by visiting the Calamos Web site at www.calamos.com, or by writing Calamos at: Calamos Investments, Attn: Client Services, 2020 Calamos Court, Naperville, IL 60563. The Funds’ proxy voting record is also available free of charge by visiting the SEC Web site at www.sec.gov.

The Funds file a complete list of their portfolio holdings with the SEC for the first and third quarters each fiscal year on Form N-Q. The Forms N-Q are available free of charge, upon request, by calling or writing Calamos Investments at the phone number or address provided above or by visiting the SEC Web site at www.sec.gov. You may also review or, for a fee, copy the forms at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800.732.0330.

FOR 24-HOUR AUTOMATED SHAREHOLDER ASSISTANCE: 800.823.7386

TO OBTAIN INFORMATION ABOUT YOUR INVESTMENTS: 800.582.6959

VISIT OUR WEB SITE: www.calamos.com

INVESTMENT ADVISER:

Calamos Advisors LLC

2020 Calamos Court

Naperville, IL 60563-2787

CUSTODIAN AND FUND ACCOUNTING AGENT:

State Street Bank and Trust Company

Boston, MA

TRANSFER AGENT:

U.S. Bancorp Fund Services, LLC

615 E. Michigan St., 3rd Floor

Milwaukee, WI 53202

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM:

Deloitte & Touche LLP

Chicago, IL

LEGAL COUNSEL:

K&L Gates LLP

Chicago, IL

Washington, DC

STAY CONNECTED www.calamos.com/connect

Visit our Web site for timely fund performance, detailed fund profiles, fund news and insightful market commentary.

2020 Calamos Court

Naperville, IL 60563-2787

800.582.6959

www.calamos.com

© 2014 Calamos Investments LLC. All Rights Reserved.

Calamos® and Calamos Investments® are registered

trademarks of Calamos Investments LLC.

MFANR 1631 2014

ITEM 2. CODE OF ETHICS.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Code of Ethics”) that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions.

(b) No response required.

(c) The registrant has not amended its Code of Ethics as it relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2 during the period covered by this report.

(d) The registrant has not granted a waiver or an implicit waiver from its Code of Ethics during the period covered by this report.

(e) Not applicable.

(f) (1) The registrant’s Code of Ethics is attached as an Exhibit hereto.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Trustees has determined that, for the period covered by the shareholder report presented in Item 1 hereto, it has four audit committee financial experts serving on its audit committee, each of whom is an independent Trustee for purpose of this N-CSR item: John E. Neal, William R. Rybak, Stephen B. Timbers and David D. Tripple. Under applicable securities laws, a person who is determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert pursuant to this Item. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities that are greater than the duties, obligations and liabilities imposed on such person as a member of audit committee and board of directors in the absence of such designation or identification. The designation or identification of a person as an audit committee financial expert pursuant to this Item does not affect the duties, obligations, or liabilities of any other member of the audit committee or board of directors.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Fiscal Years Ended	10/31/2013	10/312014
Audit Fees (a)	$365,500	$388,300
Audit-Related Fees (b)	$253,300	$265,050
Tax Fees (c)	$—	$—
All Other Fees (d)	$—	$—

Total	$618,800	$653,350

(a) Audit fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

(b) Audit-related fees are the aggregate fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item 4.

(c) Tax fees are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

(d) All other fees are the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a)-(c) of this Item 4.

(e) (1) Registrant’s audit committee meets with the principal accountants and management to review and pre-approve all audit services to be provided by the principal accountants.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the registrant, including the fees and other compensation to be paid to the principal accountants; provided that the pre-approval of non-audit services is waived if (i) the services were not recognized by management at the time of the engagement as non-audit services,(ii) the aggregate fees for all non-audit services provided to the registrant are less than 5% of the total fees paid by the registrant to its principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

The audit committee shall pre-approve all non-audit services to be provided by the principal accountants to the investment adviser or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant if the engagement relates directly to the operations or financial reporting of the registrant, including the fees and other compensation to be paid to the principal accountants; provided that pre-approval of non-audit services to the adviser or an affiliate of the adviser is not required if (i) the services were not recognized by management at the time of the engagement as non-audit services, (ii) the aggregate fees for all non-audit services provided to the adviser and all entities controlling, controlled by or under common control with the adviser are less than 5% of the total fees for non-audit services requiring pre-approval under paragraph (e)(1)of this Item 4 paid by the registrant, the adviser or its affiliates to the registrant’s principal accountants during the fiscal year in which the non-audit services are provided, and (iii) such services are promptly brought to the attention of the audit committee by management and the audit committee approves them prior to the completion of the audit.

(e)(2) No percentage of the principal accountant’s fees or services described in each of paragraphs (b)—(d) of this Item were approved pursuant to the waiver provision paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The following table presents the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant and the aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the investment adviser or any entity controlling, controlled by or under common control of the adviser.

Fiscal Years Ended	10/31/2013	10/31/2014
Registrant	$—	$—
Investment Adviser	$—	$—

(h)	No disclosures are required by this Item 4(h).

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS

Included in the Report to Shareholders in Item 1.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

No material changes.

ITEM 11. CONTROLS AND PROCEDURES.

a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and timely reported.

b) There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics

(a)(2)(i) Certification of Principal Executive Officer.

(a)(2)(ii) Certification of Principal Financial Officer.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Calamos Investment Trust

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 23, 2014

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 23, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John P. Calamos, Sr.
Name:	John P. Calamos, Sr.
Title:	Principal Executive Officer
Date:	December 23, 2014

By:	/s/ Nimish S. Bhatt
Name:	Nimish S. Bhatt
Title:	Principal Financial Officer
Date:	December 23, 2014